                                                                                EXECUTION COPY

                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                          Depositor,

                               RESIDENTIAL FUNDING CORPORATION,

                                       Master Servicer,

                                             and

                                  JPMORGAN CHASE BANK, N.A.,

                                           Trustee

                               POOLING AND SERVICING AGREEMENT

                                 DATED AS OF FEBRUARY 1, 2006

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                       Series 2006-RS2

                                       TABLE OF CONTENTS

                                                                                         PAGE

                                          ARTICLE I
                                         DEFINITIONS

Section 1.01.     Definitions...............................................................3

Section 1.02.     Determination of LIBOR...................................................49

                                          ARTICLE II
               CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.............................................50

Section 2.02.     Acceptance by Trustee....................................................55

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer
                  and the Depositor........................................................56

Section 2.04.     Representations and Warranties of Residential Funding....................58

Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC

                                         ARTICLE III
                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.......................................62

Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers;

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or
                  Certificateholders.......................................................66

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee..........66

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                  Account..................................................................66

Section 3.08.     Subservicing Accounts; Servicing Accounts................................69

Section 3.09.     Access to Certain Documentation and Information Regarding the

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification

Section 3.16.     Servicing and Other Compensation; Eligible Master Servicing

                                          ARTICLE IV
                                PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account......................................................87

Section 4.02.     Distributions............................................................88

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies;
                  Exchange Act Reporting...................................................94

Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances

                                          ARTICLE V
                                       THE CERTIFICATES

                                          ARTICLE VI
                            THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.........114

Section 6.02.     Merger or Consolidation of the Depositor or the Master Servicer;
                  Assignment of Rights and Delegation of Duties by Master Servicer........114

Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and
                  Others..................................................................115

Section 6.04.     Depositor and Master Servicer Not to Resign.............................116

                                         ARTICLE VII
                                           DEFAULT

                                         ARTICLE VIII
                                    CONCERNING THE TRUSTEE

                                          ARTICLE IX
                                         TERMINATION

Section 9.01.     Termination Upon Purchase by Residential Funding or Liquidation of
                  All Mortgage Loans......................................................129

Section 9.02.     Additional Termination Requirements.....................................133

                                          ARTICLE X
                                       REMIC PROVISIONS

Section 10.01.    REMIC Administration....................................................134

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification........137

                                          ARTICLE XI
                                   MISCELLANEOUS PROVISIONS

                                         ARTICLE XII
                                COMPLIANCE WITH REGULATION AB

EXHIBITS

Exhibit A         Form of Class A Certificate
Exhibit B         Form of Class M Certificate
Exhibit C         [Reserved]
Exhibit D         Form of Class SB Certificate
Exhibit E         Form of Class R Certificate
Exhibit F         Form of Custodial Agreement
Exhibit G         Mortgage Loan Schedule
Exhibit H         Forms of Request for Release
Exhibit I-1       Form of Transfer Affidavit and Agreement
Exhibit I-2       Form of Transferor Certificate
Exhibit J         Form of Investor Representation Letter
Exhibit K         Form of Transferor Representation Letter
Exhibit L         Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
                  11.01(e) for a Limited Guaranty
Exhibit M         Form of Limited Guaranty
Exhibit N         Form of Lender Certification for Assignment of Mortgage Loan
Exhibit O         Form of Rule 144A Investment Representation
Exhibit P         [Reserved]
Exhibit Q         Form of ERISA Representation Letter
Exhibit R-1       Form 10-K Certification
Exhibit R-2       Form 10-K Back-up Certification
Exhibit S         Information to be Provided by the Master Servicer to the Rating Agencies
                  Relating to Reportable Modified Mortgage Loans
Exhibit T         [Reserved]
Exhibit U         Yield Maintenance Agreement
Exhibit V         Servicing Criteria To Be Addressed In Assessment of Compliance

        This  Pooling  and  Servicing  Agreement,  effective  as of  February  1, 2006,  among
RESIDENTIAL  ASSET  MORTGAGE  PRODUCTS,  INC.,  as  depositor  (together  with  its  permitted
successors  and  assigns,  the  "Depositor"),   RESIDENTIAL  FUNDING  CORPORATION,  as  master
servicer  (together with its permitted  successors and assigns,  the "Master  Servicer"),  and
JPMORGAN CHASE BANK,  N.A., a national  banking  association  organized  under the laws of the
United  States,  as  trustee  (together  with  its  permitted   successors  and  assigns,  the
"Trustee").

                                    PRELIMINARY STATEMENT:

        The  Depositor  intends  to  sell  mortgage  asset-backed   pass-through  certificates
(collectively,  the "Certificates"),  to be issued hereunder in fifteen Classes,  which in the aggregate  will evidence the entire  beneficial  ownership  interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                           REMIC I

        As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated  pool of assets  consisting of the Mortgage  Loans and certain other related assets
(exclusive of the Yield  Maintenance  Agreement and any payments  thereunder)  subject to this
Agreement as a real estate  mortgage  investment  conduit (a "REMIC")  for federal  income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC I." The Class R-I
Certificates  will  represent  the sole Class of "residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined  herein)  under  federal  income tax law. The  following table  irrevocably sets forth the designation,  remittance rate (the  "Uncertificated  REMIC I
Pass-Through  Rate") and initial  Uncertificated  Principal  Balance for each of the  "regular interests" in REMIC I (the "REMIC I Regular  Interests").  The "latest possible maturity date"
(determined for purposes of satisfying  Treasury regulation Section  1.860G-1(a)(4)(iii))  for the  REMIC I  Regular  Interests  shall be the 360th  Distribution  Date.  The REMIC I Regular
Interests will not be certificated.

                     UNCERTIFICATED
                         REMIC I
                  ---------------------  INITIAL UNCERTIFICATED REMIC I      LATEST POSSIBLE
  DESIGNATION       PASS-THROUGH RATE           PRINCIPAL BALANCE             MATURITY DATE
       AA              Variable(1)               $784,000,161.70              March 25, 2036
      A-1              Variable(1)                $3,000,120.00               March 25, 2036
      A-2              Variable(1)                $2,820,700.00               March 25, 2036
      A-3A             Variable(1)                $1,000,070.00               March 25, 2036
      A-3B             Variable(1)                 $111,120.00                March 25, 2036
      M-1              Variable(1)                 $184,000.00                March 25, 2036
      M-2              Variable(1)                 $168,000.00                March 25, 2036
      M-3              Variable(1)                 $120,000.00                March 25, 2036
      M-4              Variable(1)                 $88,000.00                 March 25, 2036
      M-5              Variable(1)                 $80,000.00                 March 25, 2036
      M-6              Variable(1)                 $64,000.00                 March 25, 2036
      M-7              Variable(1)                 $56,000.00                 March 25, 2036
      M-8              Variable(1)                 $64,000.00                 March 25, 2036
      M-9              Variable(1)                 $100,000.00                March 25, 2036
       ZZ              Variable(1)                $8,143,993.30               March 25, 2036

(1)     Calculated in accordance with the definition of "Uncertificated REMIC I Pass-Through
Rate" herein.

                                           REMIC II

        As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting  of the REMIC I Regular  Interests  as a REMIC for  federal  income  tax purposes,  and such  segregated  pool of assets will be  designated  as "REMIC II".  The Class
R-II  Certificates  will  represent  the sole class of  "residual  interests"  in REMIC II for purposes  of  the  REMIC  Provisions  under  federal  income  tax  law.  The  following  table irrevocably sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial  Certificate
Principal  Balance,  certain features,  Final Scheduled  Distribution Date and initial ratings for each Class of Certificates  comprising the interests  representing  "regular interests" in
REMIC II.  The  "latest  possible  maturity  date"  (determined  for  purposes  of  satisfying
Treasury  Regulation  Section   1.860G-1(a)(4)(iii))  for  each  Class  of  REMIC  II  Regular
Interests shall be the 360th Distribution Date.

                                                   Aggregate
                                                    Initial
                                Pass-Through      Certificate      Final Scheduled
  Designation        Type           Rate       Principal Balance  Distribution Date     Initial Ratings
                                                                                       Moody's      S&P
Class A-1(1)        Senior      Adjustable(2)  $  300,012,000     November 25, 2026      Aaa        AAA
                                     (3)
Class A-2(1)        Senior      Adjustable(2)  $  282,070,000     January 25, 2034       Aaa        AAA
                                     (3)
Class A-3A(1)       Senior      Adjustable(2)    $ 100,007,000     March 25, 2036        Aaa        AAA
                                     (3)
Class A-3B(1)    Super Senior   Adjustable(2)  $   11,112,000      March 25, 2036        Aaa        AAA
                   Support           (3)
Class M-1(1)      Mezzanine     Adjustable(2)  $   18,400,000      March 25, 2036        Aa1        AA-
                                     (3)
Class M-2(1)      Mezzanine     Adjustable(2)  $   16,800,000      March 25, 2036        Aa2        AA
                                     (3)
Class M-3(1)      Mezzanine     Adjustable(2)  $   12,000,000      March 25, 2036        Aa2        AA-
                                     (3)
Class M-4(1)      Mezzanine     Adjustable(2)  $    8,800,000      March 25, 2036        Aa3        A+
                                     (3)
Class M-5(1)      Mezzanine     Adjustable(2)  $    8,000,000      March 25, 2036        A1          A
                                     (3)
Class M-6(1)      Mezzanine     Adjustable(2)  $    6,400,000      March 25, 2036        A2         A-
                                     (3)
Class M-7(1)      Mezzanine     Adjustable(2)  $    5,600,000      March 25, 2036        A3        BBB+
                                     (3)
Class M-8(1)      Mezzanine     Adjustable(2)  $    6,400,000      March 25, 2036       Baa1        BBB
                                     (3)
Class M-9(1)      Mezzanine     Adjustable(2)  $   10,000,000      March 25, 2036       Baa2       BBB-
                                     (3)
Class SB         Subordinate     Variable(4)   $   14,399,165           N/A             N/R        N/R
Interest

Class R-I          Residual          N/A              N/A                N/A             N/R        N/R
Class R-II         Residual          N/A              N/A                N/A             N/R        N/R

(1)      The  Class A  and  Class M  Certificates  will  represent  ownership  of  REMIC II  Regular
Interests  together with certain rights to payments to be made from amounts received under the Yield
Maintenance Agreement which will be treated as an interest rate cap contract,  the payments on which will be deemed made for federal income tax purposes outside of REMIC II.

(2)      The REMIC II  Regular  Interests,  the ownership of which is represented by the Class A and
Class M  Certificates,  will accrue  interest at a per annum rate equal to LIBOR plus the applicable
Margin,  each subject to payment caps as described in the definition of "Pass-Through  Rate" and the provisions for the payment of Class A Basis Risk Shortfall  Carry-Forward  Amounts and Class M Basis
Risk Shortfall  Carry-Forward  Amounts herein, which payments will not be part of the entitlement of the REMIC II Regular Interests related to such Certificates.

(3)      The Class A and Class M  Certificates  will also entitle their holders to certain  payments from the Holder of the  Class SB  Certificates  from  amounts to which the related  REMIC II Regular
Interest is entitled and from amounts  received under the Yield  Maintenance  Agreement,  which will not be a part of their ownership of the REMIC II Regular Interests.

(4)      The Class SB  Certificates  will accrue  interest as described in the definition of Accrued
Certificate  Interest.  The  Class SB  Certificates  will not accrue  interest on their  Certificate
Principal  Balance.  The Class SB  Certificates will be comprised of two REMIC II regular interests, a principal only regular interest  designated SB-PO and an interest only regular interest designated
SB-IO,  which will be entitled to distributions as set forth herein. The rights of the Holder of the
Class SB  Certificates to payments from the Yield  Maintenance  Agreement shall be outside and apart from its rights under the REMIC II Regular Interests SB-IO and SB-PO.

        The  Mortgage  Loans  have an  aggregate  Cut-off  Date  Principal  Balance  equal  to
$800,000,165.  The Mortgage Loans are fixed-rate and adjustable-rate,  fully amortizing, first lien mortgage loans having terms to maturity at origination or  modification  of generally not more than 30 years.

        In consideration of the mutual agreements herein contained,  the Depositor, the Master
Servicer and the Trustee agree as follows:

ARTICLE I
                                         DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate  Interest:  With respect to each Distribution Date and the Class A and Class M Certificates,  interest  accrued during the related Interest Accrual Period on the
Certificate  Principal  Balance thereof  immediately  prior to such  Distribution  Date at the related Pass-Through Rate for that Distribution Date.

        The amount of Accrued  Certificate  Interest  on each Class of  Certificates  shall be reduced by the amount of  Prepayment  Interest  Shortfalls  on the  Mortgage  Loans during the prior  calendar  month (to the extent not covered by Eligible  Master  Servicing  Compensation pursuant to Section  3.16) and by the amount of Relief Act  Shortfalls  on the Mortgage  Loans during  the  related  Due  Period,  in each  case to the  extent  allocated  to that  Class of
Certificates  pursuant to Section  4.02(g).  Accrued  Certificate  Interest  for each Class on any  Distribution  Date shall be further  reduced by the interest  portion of Realized  Losses allocated to any Class of Certificates pursuant to Section 4.05.

        With  respect  to each  Distribution  Date  and the  Class SB  Certificates,  interest accrued  during the preceding  Interest  Accrual Period at the related  Pass-Through  Rate for that  Distribution Date on the  Uncertificated  Notional Amount as specified in the definition of Pass-Through  Rate,  immediately prior to such Distribution  Date,  reduced by any interest shortfalls with respect to the Mortgage Loans,  including  Prepayment  Interest  Shortfalls to the extent not covered by Eligible Master Servicing  Compensation  pursuant to Section 3.16 or by the Excess Cash Flow  pursuant to clauses (xv) and (xvi) of Section  4.02(c).  In addition,
Accrued  Certificate  Interest  with  respect to each  Distribution  Date,  as to the Class SB
Certificates,  shall be reduced by an amount equal to the interest  portion of Realized Losses allocated  to the  Overcollateralization  Amount  pursuant  to Section  4.05  hereof.  Accrued
Certificate  Interest on the Class A and Class M  Certificates  shall accrue on the basis of a
360-day year and the actual number of days in the related  Interest  Accrual  Period.  Accrued
Certificate  Interest  on the  Class SB  Certificates  shall  accrue on the basis of a 360 day year consisting of twelve 30 day months.

        Adjusted   Mortgage  Rate:  With  respect  to  any  Mortgage  Loan  and  any  date  of determination,  the  Mortgage  Rate  borne by the  related  Mortgage  Note,  less the  related
Subservicing Fee Rate.

        Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the  related  Mortgage  Note on  which an  adjustment  to the  interest  rate on such
Mortgage Loan becomes effective.

        Advance:  With respect to any Mortgage Loan, any advance made by the Master  Servicer, pursuant to Section 4.04.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under  common  control  with  such  first  Person.  For the  purposes  of this  definition,
"control"  means the power to direct the management  and policies of such Person,  directly or indirectly,  whether  through the  ownership of voting  securities,  by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Agreement:  This  Pooling  and  Servicing  Agreement  and all  amendments  hereof  and supplements hereto.

        Amount  Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total of the amounts held in the  Custodial  Account at the close of business on the preceding
Determination  Date  on  account  of (i)  Liquidation  Proceeds,  Subsequent  Recoveries,  REO
Proceeds,  Insurance Proceeds,  Principal  Prepayments,  Mortgage Loan purchases made pursuant to Section 2.02,  2.03,  2.04, 4.07 or 4.08 and Mortgage Loan  substitutions  made pursuant to
Section  2.03 or 2.04  received  or made in the month of such  Distribution  Date  (other than such  Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds,  Subsequent  Recoveries  and
purchases of Mortgage  Loans that the Master  Servicer has deemed to have been received in the preceding  month in accordance  with Section  3.07(b)) and (ii) payments which represent early receipt of scheduled  payments of principal and interest due on a date or dates  subsequent to the Due Date in the related Due Period.

        Appraised Value:  With respect to any Mortgaged  Property,  one of the following:  (i)
the lesser of (a) the  appraised  value of such  Mortgaged  Property  based upon the appraisal made at the time of the  origination of the related  Mortgage Loan, and (b) the sales price of the Mortgaged  Property at such time of origination,  (ii) in the case of a Mortgaged Property securing a refinanced or modified  Mortgage  Loan,  one of (1) the appraised  value based upon the appraisal  made at the time of  origination  of the loan which was refinanced or modified,
(2) the  appraised  value  determined  in an  appraisal  made at the  time of  refinancing  or modification  or (3) the sales price of the Mortgaged  Property,  or (iii) with respect to the
Mortgage  Loans for which a broker's price opinion was obtained,  the value  contained in such opinion.

        Assignment:   An  assignment  of  the  Mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable form,  sufficient  under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument  may  be in  the  form  of one or  more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment and  Assumption  Agreement,  dated the Closing
Date,  between  Residential  Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative
Loan.

        Available  Distribution  Amount:  With  respect to any  Distribution  Date,  an amount equal to (a) the sum of (i) the  amount  relating  to the  Mortgage  Loans on  deposit  in the
Custodial  Account as of the close of  business  on the  immediately  preceding  Determination
Date, including any Subsequent  Recoveries,  and amounts deposited in the Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date with respect to the Mortgage Loans,  (iii) any amount  deposited in the Certificate  Account on the related
Certificate  Account  Deposit  Date  pursuant  to Section  3.12(a) in respect of the  Mortgage
Loans,  (iv) any  amount  that the Master  Servicer  is not  permitted  to  withdraw  from the
Custodial  Account  pursuant to  Section 3.16(e)  in respect of the Mortgage Loans and (v) any amount  deposited in the Certificate  Account pursuant to Section 4.07 or 4.08 and any amounts deposited in the  Custodial  Account  pursuant to Section  9.01,  reduced by (b) the sum as of the close of business on the  immediately  preceding  Determination  Date of: (w) any payments or  collections  consisting  of  prepayment  charges on the Mortgage  Loans that were received during the related  Prepayment  Period,  (x) the Amount Held for Future  Distribution  and (y)
amounts  permitted to be withdrawn by the Master Servicer from the Custodial  Account pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Balloon Loan:  Each of the Mortgage  Loans having an original term to maturity that is shorter than the related amortization term.

        Balloon  Payment:  With  respect to any  Balloon  Loan,  the related  Monthly  Payment payable on the stated maturity date of such Balloon Loan.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basis  Risk  Shortfall:  Any  Class A  Basis  Risk  Shortfall  or  Class M Basis  Risk
Shortfall, as applicable.

        Basis  Risk  Shortfall   Carry-Forward  Amount:  Any  Class  A  Basis  Risk  Shortfall
Carry-Forward Amount or Class M Basis Risk Shortfall Carry-Forward Amount, as applicable.

        Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee.

        Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking institutions in the States of New York,  Minnesota,  Illinois,  Texas or Michigan (and
such other state or states in which the Custodial  Account or the  Certificate  Account are at
the time located) are required or authorized by law or executive order to be closed.

        Call Rights:  As defined in Section 9.01(e).

        Capitalization  Reimbursement  Amount:  With  respect to any  Distribution  Date,  the amount  of  unreimbursed  Advances  or  Servicing  Advances  that  were  added  to the  Stated
Principal  Balance of the related  Mortgage  Loans  during the  preceding  calendar  month and reimbursed  to the Master  Servicer  or  Subservicer  pursuant to Section  3.10(a)(vii)  on or prior to such Distribution Date.

        Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage
Loan as to which an REO Acquisition  occurred,  a determination by the Master Servicer that it has  received  all  Insurance  Proceeds,  Liquidation  Proceeds  and  other  payments  or cash recoveries  which the  Master  Servicer  reasonably  and in good  faith  expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate:  Any Class A Certificate,  Class M  Certificate,  Class SB Certificate or
Class R Certificate.

        Certificate  Account:  The account or  accounts  created  and  maintained  pursuant to
Section 4.01,  which shall be entitled  "JPMorgan  Chase Bank,  N.A. as trustee,  in trust for the registered holders of Residential Asset Mortgage  Products,  Inc.,  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series  2006-RS2" and which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

        Certificate  Account  Deposit  Date:  With  respect  to  any  Distribution  Date,  the
Business Day prior thereto.

        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating brokerage  firm for which a Depository  Participant  acts as agent,  if any, and  otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate  Principal  Balance:  With respect to any Class A or Class M  Certificate, on any date of  determination,  an  amount  equal  to (i) the  Initial  Certificate  Principal
Balance of such  Certificate  as specified  on the face thereof  minus (ii) the sum of (x) the aggregate  of all amounts  previously  distributed  with respect to such  Certificate  (or any predecessor  Certificate)  and applied to reduce the  Certificate  Principal  Balance  thereof pursuant  to  Section  4.02(c)  and  4.02(d)  and  (y)  the  aggregate  of all  reductions  in
Certificate  Principal  Balance  deemed to have  occurred in connection  with Realized  Losses which  were  previously  allocated  to  such  Certificate  (or  any  predecessor  Certificate)
pursuant  to  Section  4.05,  provided,  that  with  respect  to any  Distribution  Date,  the
Certificate  Principal  Balance of each class of Class A and Class M  Certificates  to which a
Realized  Loss  was  previously   allocated  and  remains   unreimbursed  will  be  increased,
sequentially,  as follows:  first,  the Class A  Certificates  on a pro rata  basis,  then the
Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6, Class M-7, Class M-8 and
Class M-9 Certificates,  in that order, to the extent of Realized Losses previously  allocated thereto and remaining  unreimbursed,  but only to the extent of Subsequent Recoveries received during  the  previous  calendar  month and  available  for  distribution  pursuant  to Section
4.02(c)(xii).  With respect to each Class SB  Certificate,  on any date of  determination,  an amount equal to the Percentage  Interest  evidenced by such Certificate  times an amount equal to the excess,  if any, of (A) the then  aggregate  Stated  Principal  Balance of the Mortgage
Loans over (B) the then  aggregate  Certificate  Principal  Balance of the Class A and Class M
Certificates  then  outstanding.  The  Class  R  Certificates  will  not  have  a  Certificate
Principal Balance.

        Certificate  Register  and  Certificate  Registrar:  The register  maintained  and the registrar appointed pursuant to Section 5.02.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the Certificate  Register,  except that neither a Disqualified  Organization  nor a Non-United
States Person shall be a holder of a Class R Certificate  for any purpose  hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate, other  than a  Class R  Certificate,  registered  in the  name of the  Depositor,  the  Master
Servicer or any  Subservicer  or any Affiliate  thereof shall be deemed not to be  outstanding and the  Percentage  Interest  or Voting  Rights  evidenced  thereby  shall not be taken  into account in determining  whether the requisite amount of Percentage  Interests or Voting Rights necessary to effect any such consent or direction has been  obtained.  All  references  herein to "Holders" or  "Certificateholders"  shall reflect the rights of Certificate  Owners as they may  indirectly  exercise  such  rights  through  the  Depository  and  participating  members thereof,  except as otherwise specified herein;  provided,  however, that the Trustee shall be required to  recognize  as a "Holder" or  "Certificateholder"  only the Person in whose name a
Certificate is registered in the Certificate Register.

        Class:  Collectively,  all of the Certificates or uncertificated interests bearing the same designation.

        Class A Basis Risk  Shortfall:  With respect to each Class of the Class A Certificates and any Distribution  Date for which the Pass-Through  Rate for any such Class of Certificates is equal to the Net WAC Cap Rate, the excess, if any, of (x) Accrued  Certificate  Interest on that  Class of  Certificates  on such  Distribution  Date,  calculated  at a rate equal to the lesser of (a) LIBOR plus the  related  Class A Margin,  as  calculated  for such  Distribution
Date, and (b) the Maximum  Mortgage Loan Rate, over (y) Accrued  Certificate  Interest on such
Class of Class A Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

        Class A Basis  Risk  Shortfall  Carry-Forward  Amount:  With  respect to each Class of
Class A Certificates and any  Distribution  Date, the sum of (a) the aggregate amount of Class
A Basis Risk  Shortfall  for such Class on such  Distribution  Date plus (b) any Class A Basis
Risk  Shortfall  Carry-Forward  Amount  for such Class  remaining  unpaid  from the  preceding
Distribution  Date,  plus (c) one  month's  interest on the amount in clause (b) (based on the number  of  days  in  the  preceding  Interest  Accrual  Period),  to  the  extent  previously unreimbursed  by the Excess Cash Flow  pursuant to Section  4.02(c)(xvii),  at a rate equal to the related Pass-Through Rate.

        Class A  Certificate:  Any one of the Class A-1,  Class A-2,  Class A-3A or Class A-3B
Certificates.

        Class  A  Interest  Distribution  Amount:  With  respect  to  each  Class  of  Class A
Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be  distributed  to the  holders  of each  such  Class  of  Class A  Certificates  for such
Distribution  Date, plus any related Accrued  Certificate  Interest  thereon  remaining unpaid from any prior Distribution Date.

        Class A Margin:  With  respect  to the Class A-1  Certificates,  initially  0.080% per annum,  and on any  Distribution  Date on or after  the  second  Distribution  Date  after the possible  Optional  Termination  Date,  0.080%  per  annum.  With  respect  to the  Class  A-2
Certificates,  initially  0.200%  per  annum,  and on any  Distribution  Date on or after  the second  Distribution  Date after the possible  Optional  Termination  Date,  0.400% per annum.
With  respect  to  the  Class  A-3A  Certificates,  initially  0.300%  per  annum,  and on any
Distribution  Date on or after the second  Distribution Date after the first possible Optional
Termination  Date, 0.600% per annum.  With respect to the Class A-3B  Certificates,  initially
0.380% per  annum,  and on any  Distribution  Date on or after the  second  Distribution  Date after the first possible Optional Termination Date, 0.760% per annum.

        Class A Principal  Distribution  Amount:  With  respect to any  Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution  Date, the Principal  Distribution  Amount for that Distribution Date or
(ii) on or after the Stepdown Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

               (i)    the Principal Distribution Amount for that Distribution Date; and

               (ii)   the excess, if any, of (A) the aggregate  Certificate  Principal Balance of the Class A Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to distributions to be made on that  Distribution Date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
        Floor.

        Class A-1 Certificate:  Any one of the Class A-1 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit  A,  senior  to the  Class M,  Class  SB and  Class R  Certificates  with  respect  to distributions  and the  allocation  of  Realized  Losses as set  forth in  Section  4.05,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II for purposes of the  REMIC  Provisions  and (ii)  the  right  to  receive  the  Class A Basis  Risk  Shortfall
Carry-Forward Amount from the Excess Cash Flow to the extent described herein.

        Class A-2 Certificate:  Any one of the Class A-2 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit  A,  senior  to the  Class M,  Class  SB and  Class R  Certificates  with  respect  to distributions  and the  allocation  of  Realized  Losses as set  forth in  Section  4.05,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II for purposes of the  REMIC  Provisions  and (ii)  the  right  to  receive  the  Class A Basis  Risk  Shortfall
Carry-Forward Amount from the Excess Cash Flow to the extent described herein.

        Class A-3 Certificates:  Collectively,  the Class A-3A Certificates and the Class A-3B
Certificates.

        Class  A-3A  Certificate:  Any one of the  Class  A-3A  Certificates  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the Class M, Class SB and Class R  Certificates  with  respect to  distributions  and the  allocation of Realized  Losses as set forth in Section  4.05,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II for purposes of the  REMIC  Provisions  and (ii)  the  right  to  receive  the  Class A Basis  Risk  Shortfall
Carry-Forward Amount from the Excess Cash Flow to the extent described herein.

        Class  A-3B  Certificate:  Any one of the  Class  A-3B  Certificates  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the Class M, Class SB and Class R  Certificates  with  respect to  distributions  and the  allocation of Realized  Losses as set forth in Section  4.05,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II for purposes of the  REMIC  Provisions  and (ii)  the  right  to  receive  the  Class A Basis  Risk  Shortfall
Carry-Forward Amount from the Excess Cash Flow to the extent described herein.

        Class M Basis Risk  Shortfall:  With respect to the Class M-1,  Class M-2,  Class M-3,
Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8 and Class M-9  Certificates  and any
Distribution  Date for which  the  Pass-Through  Rate for any such  Class of  Certificates  is equal to the Net WAC Cap Rate,  the excess,  if any, of (x)  Accrued  Certificate  Interest on that Class of Certificates on such  Distribution  Date, using the lesser of (a) LIBOR plus the related  Class M  Margin,  as  calculated  for such  Distribution  Date,  and (b) the  Maximum
Mortgage  Loan  Rate,  over  (y)  Accrued  Certificate  Interest  on  such  Class  of  Class M
Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

        Class M Basis Risk  Shortfall  Carry-Forward  Amount:  With  respect to the Class M-1,
Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7, Class M-8 and Class M-9
Certificates and any  Distribution  Date, the sum of (a) the aggregate amount of Class M Basis
Risk Shortfall for each such Class on such  Distribution  Date plus (b) any Class M Basis Risk
Shortfall   Carry-Forward  Amount  for  such  Classes  remaining  unpaid  from  the  preceding
Distribution  Date,  plus (c) one  month's  interest on the amount in clause (b) (based on the number  of  days  in  the  preceding  Interest  Accrual  Period),  to  the  extent  previously unreimbursed  by the Excess Cash Flow  pursuant to Section  4.02(c)(xvii),  at a rate equal to the related Pass-Through Rate.

        Class M  Certificate:  Any one of the Class  M-1,  Class M-2,  Class  M-3,  Class M-4,
Class M-5, Class M-6, Class M-7, Class M-8 or Class M-9 Certificates.

        Class M Margin:  With  respect  to the Class M-1  Certificates,  initially  0.390% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible  Optional  Termination  Date,  0.585%  per  annum.  With  respect  to the  Class  M-2
Certificates,  initially  0.400%  per  annum,  and on any  Distribution  Date on or after  the second  Distribution  Date after the first  possible  Optional  Termination  Date,  0.600% per annum.  With respect to the Class M-3  Certificates,  initially  0.430% per annum,  and on any
Distribution  Date on or after the second  Distribution Date after the first possible Optional
Termination  Date,  0.645% per annum.  With respect to the Class M-4  Certificates,  initially
0.510% per  annum,  and on any  Distribution  Date on or after the  second  Distribution  Date after the first possible  Optional  Termination  Date,  0.765% per annum.  With respect to the
Class M-5  Certificates,  initially 0.570% per annum, and on any Distribution Date on or after the second  Distribution Date after the first possible  Optional  Termination Date, 0.855% per annum.  With respect to the Class M-6  Certificates,  initially  0.660% per annum,  and on any
Distribution  Date on or after the second  Distribution Date after the first possible Optional
Termination  Date,  0.990% per annum.  With respect to the Class M-7  Certificates,  initially
1.300% per  annum,  and on any  Distribution  Date on or after the  second  Distribution  Date after the first possible  Optional  Termination  Date,  1.950% per annum.  With respect to the
Class M-8  Certificates,  initially 1.500% per annum, and on any Distribution Date on or after the second  Distribution Date after the first possible  Optional  Termination Date, 2.250% per annum.  With respect to the Class M-9  Certificates,  initially  2.500% per annum,  and on any
Distribution  Date on or after the second  Distribution Date after the first possible Optional
Termination Date, 3.750% per annum.

        Class M-1 Certificate:  Any one of the Class M-1 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior to the Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6, Class M-7,
Class M-8,  Class M-9,  Class SB and Class R Certificates  with respect to  distributions  and the  allocation  of  Realized  Losses as set forth in  Section  4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward  Amount from the
Excess Cash Flow to the extent described herein.

        Class M-1 Interest  Distribution  Amount:  With respect to the Class M-1  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

        Class M-1 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after distribution of the Class A Principal  Distribution  Amount or (ii) on
or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount for that Distribution Date) and (2) the
        Certificate Principal Balance of the Class M-1 Certificates  immediately prior to that
        Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable
        Subordination  Percentage  and  (2) the  aggregate  Stated  Principal  Balance  of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date, over the Overcollateralization Floor.

        Class M-2 Certificate:  Any one of the Class M-2 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior to the Class M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8,
Class  M-9,  Class  SB and  Class  R  Certificates  with  respect  to  distributions  and  the allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest designated  as a "regular  interest"  in REMIC II for  purposes  of the REMIC  Provisions  and
(ii) the  right to receive the Class M Basis Risk Shortfall  Carry-Forward  Amount from Excess
Cash Flow to the extent described herein.

        Class M-2 Interest  Distribution  Amount:  With respect to the Class M-2  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

        Class M-2 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A Principal  Distribution  Amount and the
Class M-1  Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A  Principal  Distribution  Amount and the Class M-1
        Principal Distribution Amount; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance  of the Class A  Certificates  and Class  M-1  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount and the
        Class  M-1  Principal  Distribution  Amount  for that  Distribution  Date) and (2) the
        Certificate Principal Balance of the Class M-2 Certificates  immediately prior to that
        Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable
        Subordination  Percentage  and (2)  the  aggregate  Stated  Principal  Balance  of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date, over the Overcollateralization Floor.

        Class M-3 Certificate:  Any one of the Class M-3 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior to the Class M-4,  Class M-5,  Class M-6,  Class M-7, Class M-8, Class M-9,
Class SB and  Class R  Certificates  with  respect  to  distributions  and the  allocation  of
Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a
"regular  interest"  in REMIC II for  purposes of the REMIC  Provisions  and (ii) the right to receive  the Class M Basis Risk  Shortfall  Carry-Forward  Amount from Excess Cash Flow to the extent described herein.

        Class M-3 Interest  Distribution  Amount:  With respect to the Class M-3  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

        Class M-3 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date  after  distribution  of the Class A,  Class  M-1 and  Class M-2  Principal
Distribution  Amounts  or (ii) on or after  the  Stepdown  Date if a  Trigger  Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A,  Class M-1 and Class M-2  Principal  Distribution
        Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A, Class M-1 and Class M-2 Certificates  (after taking into  account  the  payment  of the  Class  A,  Class  M-1  and  Class  M-2  Principal
        Distribution  Amounts for that  Distribution  Date) and (2) the Certificate  Principal
        Balance of the Class M-3  Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving
        effect  to   distributions   to  be  made  on  that   Distribution   Date,   over  the
        Overcollateralization Floor.

        Class M-4 Certificate:  Any one of the Class M-4 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior to the Class M-5, Class M-6, Class M-7, Class M-8, Class M-9,  Class SB and
Class R Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a "regular  interest"
in REMIC II for  purposes  of the REMIC  Provisions  and (ii) the right to receive the Class M
Basis Risk Shortfall  Carry-Forward  Amount from the Excess Cash Flow to the extent  described herein.

        Class M-4 Interest  Distribution  Amount:  With respect to the Class M-4  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

        Class M-4 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date  after  distribution  of the Class A,  Class  M-1,  Class M-2 and Class M-3
Principal  Distribution  Amounts or (ii) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A,  Class  M-1,  Class  M-2 and Class M-3  Principal
        Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance  of the Class A, Class  M-1,  Class M-2 and Class M-3  Certificates
        (after taking into account the payment of the Class A, Class M-1,  Class M-2 and Class
        M-3  Principal   Distribution   Amounts  for  that  Distribution  Date)  and  (2)  the
        Certificate Principal Balance of the Class M-4 Certificates  immediately prior to that
        Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable
        Subordination  Percentage  and (2)  the  aggregate  Stated  Principal  Balance  of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date, over the Overcollateralization Floor.

        Class M-5 Certificate:  Any one of the Class M-5 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior to the Class M-6,  Class M-7,  Class M-8,  Class M-9,  Class SB and Class R
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section 4.05, and evidencing  (i) an interest  designated as a "regular  interest" in
REMIC II  for  purposes  of the REMIC  Provisions  and (ii) the right to  receive  the Class M
Basis Risk  Shortfall  Carry-Forward  Amount  from  Excess  Cash Flow to the extent  described herein.

        Class M-5 Interest  Distribution  Amount:  With respect to the Class M-5  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

        Class M-5 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class  M-1,  Class M-2,  Class M-3 and
Class M-4  Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A,  Class M-1,  Class  M-2,  Class M-3 and Class M-4
        Principal Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance  of the Class A,  Class  M-1,  Class  M-2,  Class M-3 and Class M-4
        Certificates  (after taking into account the payment of the Class A, Class M-1,  Class
        M-2,  Class M-3 and Class M-4  Principal  Distribution  Amounts for that  Distribution
        Date)  and (2)  the  Certificate  Principal  Balance  of the  Class  M-5  Certificates
        immediately  prior to that Distribution Date over (B) the lesser of (x) the product of
        (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal
        Balance of the Mortgage Loans after giving effect to  distributions to be made on that
        Distribution  Date and (y) the  excess,  if any,  of the  aggregate  Stated  Principal
        Balance of the Mortgage Loans after giving effect to  distributions to be made on that
        Distribution Date, over the Overcollateralization Floor.

        Class M-6 Certificate:  Any one of the Class M-6 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior to the Class M-7,  Class M-8,  Class M-9, Class SB and Class R Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in Section
4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II for purposes  of the  REMIC  Provisions  and (ii) the  right to  receive  the  Class M Basis  Risk
Shortfall Carry-Forward Amount from Excess Cash Flow to the extent described herein.

        Class M-6 Interest  Distribution  Amount:  With respect to the Class M-6  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

        Class M-6 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class
M-4 and Class M-5  Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4 and
        Class M-5 Principal Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance  of the Class A, Class M-1,  Class  M-2,  Class M-3,  Class M-4 and
        Class M-5  Certificates  (after  taking into account the payment of the Class A, Class
        M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal  Distribution Amounts for
        that  Distribution  Date) and (2) the Certificate  Principal  Balance of the Class M-6
        Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x)
        the  product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate
        Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any,  of the  aggregate
        Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-7 Certificate:  Any one of the Class M-7 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior  to the Class  M-8,  Class  M-9,  Class SB and  Class R  Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing  (i) an  interest  designated as a "regular  interest" in REMIC II for purposes of the  REMIC  Provisions  and (ii) the right to  receive  the  Class M Basis  Risk  Shortfall
Carry-Forward Amount from the Excess Cash Flow to the extent described herein.

        Class M-7 Interest  Distribution  Amount:  With respect to the Class M-7  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

        Class M-7 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class
M-4, Class M-5 and Class M-6 Principal  Distribution  Amounts or (ii) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
        M-5 and Class M-6 Principal Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class
        M-5 and Class M-6 Certificates  (after taking into account the payment of the Class A,
        Class  M-1,  Class  M-2,  Class  M-3,  Class  M-4,  Class M-5 and Class M-6  Principal
        Distribution  Amounts for that  Distribution  Date) and (2) the Certificate  Principal
        Balance of the Class M-7  Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving
        effect  to   distributions   to  be  made  on  that   Distribution   Date,   over  the
        Overcollateralization Floor.

        Class M-8 Certificate:  Any one of the Class M-8 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior to the  Class  M-9,  Class SB and  Class R  Certificates  with  respect  to distributions  and the  allocation  of  Realized  Losses as set  forth in  Section  4.05,  and evidencing  (i) an  interest  designated  as a "regular  interest" in REMIC II for purposes of the  REMIC  Provisions  and (ii)  the  right  to  receive  the  Class M Basis  Risk  Shortfall
Carry-Forward Amount from the Excess Cash Flow to the extent described herein.

        Class M-8 Interest  Distribution  Amount:  With respect to the Class M-8  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

        Class M-8 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class
M-4,  Class M-5,  Class M-6 and Class M-7 Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A, Class  M-1,  Class  M-2,  Class  M-3,  Class M-4,
        Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class
        M-5,  Class M-6 and Class M-7  Certificates  (after taking into account the payment of the Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6 and
        Class M-7  Principal  Distribution  Amounts  for that  Distribution  Date) and (2) the
        Certificate Principal Balance of the Class M-8 Certificates  immediately prior to that
        Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable
        Subordination  Percentage  and (2)  the  aggregate  Stated  Principal  Balance  of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date, over the Overcollateralization Floor.

        Class M-9 Certificate:  Any one of the Class M-9 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior to the Class SB  Certificates  and Class R  Certificates  with  respect  to distributions  and the  allocation  of  Realized  Losses as set  forth in  Section  4.05,  and evidencing  (i) an  interest  designated  as a "regular  interest" in REMIC II for purposes of the  REMIC  Provisions  and (ii)  the  right  to  receive  the  Class M Basis  Risk  Shortfall
Carry-Forward Amount from Excess Cash Flow to the extent described herein.

        Class M-9 Interest  Distribution  Amount:  With respect to the Class M-9  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

        Class M-9 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class
M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal  Distribution  Amounts or (ii) on
or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date,
(a) the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after distribution  of the Class A, Class M-1,  Class M-2, Class M-3,  Class M-4,  Class M-5,  Class
M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class
        M-5,  Class M-6,  Class M-7 and Class M-8 Certificates  (after taking into account the payment of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class
        M-6,  Class M-7 and Class M-8  Principal  Distribution  Amounts for that  Distribution
        Date)  and (2)  the  Certificate  Principal  Balance  of the  Class  M-9  Certificates
        immediately  prior to that Distribution Date over (B) the lesser of (x) the product of
        (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal
        Balance of the Mortgage Loans after giving effect to  distributions to be made on that
        Distribution  Date and (y) the  excess,  if any,  of the  aggregate  Stated  Principal
        Balance of the Mortgage Loans after giving effect to  distributions to be made on that
        Distribution Date, over the Overcollateralization Floor.

        Class R  Certificates:  Collectively,  the Class R-I  Certificates  and the Class R-II
Certificates.

        Class R-I Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit E and  evidencing  an  interest  designated  as a "residual  interest"  in REMIC I for purposes of the REMIC Provisions.

        Class  R-II  Certificate:  Any one of the  Class  R-II  Certificates  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as  Exhibit E and  evidencing  an  interest  designated  as a  "residual  interest"  in
REMIC II for purposes of the REMIC Provisions.

        Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit D,  subordinate to the Class A Certificates  and Class M Certificates  with respect to distributions  and the  allocation  of  Realized  Losses as set  forth in  Section  4.05,  and evidencing an interest  comprised of "regular  interests"  in REMIC II,  together with certain rights  to  payments  under  the  Yield  Maintenance  Agreement  for  purposes  of  the  REMIC
Provisions.

        Closing Date:  March 3, 2006.

        Code:  The Internal Revenue Code of 1986, as amended.

        Commission:  The Securities and Exchange Commission.

        Cooperative:  A private,  cooperative  housing  corporation  which owns or leases land and all or part of a building or buildings,  including apartments,  spaces used for commercial purposes  and common  areas  therein  and whose  board of  directors  authorizes,  among other things, the sale of Cooperative Stock.

        Cooperative  Apartment:  A dwelling unit in a multi-dwelling  building owned or leased by a Cooperative,  which unit the Mortgagor has an exclusive  right to occupy  pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative  Lease:  With respect to a  Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with respect to the Cooperative  Apartment  occupied by the Mortgagor and relating to the related  Cooperative  Stock,  which lease or  agreement  confers an  exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative  Loans:  Any of the  Mortgage  Loans  made  in  respect  of a  Cooperative
Apartment,  evidenced  by a Mortgage  Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative  Stock  Certificate,  (iii)  an  assignment  of  the  Cooperative  Lease,
(iv) financing  statements and (v) a stock power (or other similar instrument),  and ancillary
thereto,  a  recognition   agreement  between  the  Cooperative  and  the  originator  of  the
Cooperative  Loan,  each of which was  transferred  and  assigned to the  Trustee  pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

        Cooperative  Stock: With respect to a Cooperative  Loan, the single  outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative  Stock  Certificate:  With  respect  to  a  Cooperative  Loan,  the  stock certificate or other instrument evidencing the related Cooperative Stock.

        Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time  its  corporate  trust  business  with  respect  to this  Agreement  shall be administered,  which office at the date of the execution of this  instrument is located at New
York  Plaza,  6th  Floor,  New  York,  New  York  10004,   Attention:   Worldwide   Securities
Services/Structured Finance Services, RAMP, Series 2006-RS2.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Curtailment:  Any Principal  Prepayment  made by a Mortgagor  which is not a Principal
Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository  institution,  as custodian for the holders of the
Certificates,  for the holders of certain other  interests in mortgage  loans serviced or sold by the Master  Servicer  and for the Master  Servicer,  into  which the  amounts  set forth in
Section 3.07 shall be deposited  directly.  Any such account or accounts  shall be an Eligible
Account.

        Custodial  Agreement:  An agreement that may be entered into among the Depositor,  the
Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit F hereto.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date:  February 1, 2006.

        Cut-off Date Balance:  $800,000,165.

        Cut-off  Date  Principal  Balance:  With  respect  to any  Mortgage  Loan,  the unpaid principal  balance  thereof at the Cut-off Date after  giving  effect to all  installments  of principal  due on or prior thereto (or due during the month of the Cut-off  Date),  whether or not received.

        Debt  Service  Reduction:  With  respect to any  Mortgage  Loan,  a  reduction  in the scheduled  Monthly  Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except  such a  reduction  constituting  a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient  Valuation:  With  respect to any  Mortgage  Loan, a valuation by a court of competent  jurisdiction of the Mortgaged  Property in an amount less than the then outstanding indebtedness  under the Mortgage  Loan, or any reduction in the amount of principal to be paid in connection with any scheduled  Monthly Payment that constitutes a permanent  forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any definitive, fully registered Certificate.

        Deleted  Mortgage  Loan: A Mortgage  Loan  replaced or to be replaced with a Qualified
Substitute Mortgage Loan.

        Delinquent:  As used herein,  a Mortgage  Loan is considered to be: "30 to 59 days" or
"30 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the next  following  monthly  scheduled due date;  "60 to 89 days"
or "60 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the second  following  monthly  scheduled due date;  and so on.
The  determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of business on the last  business day of each month.  For example,  a Mortgage  Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business on August 31 would then be considered to be 30 to 59 days  delinquent.  Delinquency  information  as of the
Cut-off Date is  determined  and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.
        Depositor:  As defined in the preamble hereto.

        Depository:  The  Depository  Trust  Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering  those  Certificates that are to be Book-Entry  Certificates  is Cede & Co. The Depository  shall at all times be a
"clearing  corporation"  as defined in Section  8-102(a)(5) of the Uniform  Commercial Code of
the  State of New York and a  "clearing  agency"  registered  pursuant  to the  provisions  of
Section 17A of the Exchange Act.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom  from  time to time a  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

        Derivative  Contract:  Any ISDA Master  Agreement,  together with the related Schedule and  Confirmation,  entered into by the Trustee and a Derivative  Counterparty  in  accordance with Section 4.11.

        Derivative  Counterparty:  Any  counterparty  to a Derivative  Contract as provided in
Section 4.11.

        Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Determination  Date: With respect to any  Distribution  Date, the 20th day (or if such
20th day is not a Business Day, the Business Day  immediately  following such 20th day) of the month of the related Distribution Date.

        Disqualified Organization:  Any organization defined as a "disqualified  organization"
under Section  860E(e)(5) of the Code,  which  includes any of the  following:  (i) the United
States, any State or political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation if all of its  activities  are subject to tax and,  except for Freddie Mac, a majority  of its  board of  directors  is not  selected  by such  governmental  unit),  (ii) a foreign government,  any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any organization (other than certain farmers' cooperatives  described in  Section  521 of the Code)  which is exempt  from the tax  imposed by Chapter 1 of the Code
(including the tax imposed by Section 511 of the Code on unrelated  business  taxable  income)
and (iv) rural electric and telephone  cooperatives  described in Section 1381(a)(2)(C) of the
Code. A Disqualified  Organization also includes any "electing large  partnership," as defined in Section  775(a) of the Code and any other Person so  designated  by the Trustee  based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Class R  Certificate  by
such  Person may cause any REMIC or any Person  having an  Ownership  Interest in any Class of
Certificates  (other than such Person) to incur a liability  for any federal tax imposed under the Code that would not  otherwise be imposed but for the  Transfer of an  Ownership  Interest
in  a  Class  R  Certificate  to  such  Person.   The  terms  "United  States",   "State"  and
"international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Date:  The 25th day of any  month  beginning  in the  month  immediately following the month of the initial  issuance of the  Certificates  or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        DTC Letter: The Letter of  Representations,  dated March 3, 2006, between the Trustee, on behalf of the Trust Fund, and the Depository.

        Due Date:  With  respect  to any  Distribution  Date and any  Mortgage  Loan,  the day
during the related Due Period on which the Monthly Payment is due.

        Due  Period:  With  respect  to any  Distribution  Date,  the  calendar  month of such
Distribution Date.

        Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution  the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account or accounts in a depository  institution in which such  accounts  are fully  insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating  Agency,  as evidenced  in  writing,  be  maintained  such that (as  evidenced  by an  Opinion  of  Counsel delivered to the Trustee and each Rating Agency) the registered  Holders of Certificates  have a claim with  respect to the funds in such  account or a  perfected  first  security  interest against any collateral (which shall be limited to Permitted  Investments)  securing such funds that  is  superior  to  claims  of  any  other  depositors  or  creditors  of  the  depository institution  with which  such  account is  maintained,  or (iii) in the case of the  Custodial
Account,  either (A) a trust account or accounts  maintained in the corporate trust department of  JPMorgan  Chase Bank,  N.A.,  or (B) an account or accounts  maintained  in the  corporate asset  services  department  of  JPMorgan  Chase  Bank,  N.A.  as long as its short  term debt obligations  are rated P-1 (or the  equivalent) or better by each Rating Agency,  and its long term debt  obligations are rated A2 (or the equivalent) or better,  by each Rating Agency,  or
(iv) in the case of the  Certificate  Account and the  Insurance  Account,  a trust account or accounts  maintained in the corporate  trust division of JPMorgan Chase Bank,  N.A., or (v) an account  or  accounts  of a  depository  institution  acceptable  to each  Rating  Agency  (as evidenced  in writing by each  Rating  Agency  that use of any such  account as the  Custodial
Account  or the  Certificate  Account  will not reduce  the  rating  assigned  to any Class of
Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Master  Servicing  Compensation:  With respect to any  Distribution  Date, an amount equal to Prepayment  Interest Shortfalls  resulting from Principal  Prepayments in Full or  Curtailments  during the related  Prepayment  Period,  but not more than the lesser of (a)
one-twelfth  of 0.125% of the Stated  Principal  Balance  of the  Mortgage  Loans  immediately preceding  such  Distribution  Date and (b) the sum of the Servicing  Fee, all income and gain on amounts held in the Custodial  Account and the  Certificate  Account and amounts payable to the  Certificateholders  with respect to such Distribution Date and servicing  compensation to which the Master Servicer may be entitled  pursuant to Section  3.10(a)(v),  and (vi) provided that for  purposes  of this  definition  the amount of the  Servicing  Fee will not be reduced pursuant to Section  7.02(a)  except as may be required  pursuant to the last sentence of such
Section 7.02(a).

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default:  As defined in Section 7.01.

        Excess Cash Flow:  With respect to the Mortgage  Loans and any  Distribution  Date, an
amount equal to the sum of (A) the excess of (1) the  Available  Distribution  Amount for that
Distribution  Date  over  (2)  the  sum of (x)  the  Interest  Distribution  Amount  for  that
Distribution  Date and (y) the lesser of (i) the aggregate  Certificate  Principal  Balance of the Class A and Class M  Certificates  immediately  prior to such  Distribution  Date and (ii)
the  Principal  Remittance  Amount  for that  Distribution  Date to the extent not used to pay interest  on the  Class  A and  Class  M  Certificates  on  such  Distribution  Date,  (B) the
Overcollateralization  Reduction  Amount, if any, for that Distribution Date and (C) any Yield
Maintenance Payment for that Distribution Date.

        Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the  Overcollateralization  Amount on such  Distribution Date over (b)
the Required Overcollateralization Amount for such Distribution Date.

        Exchange Act:  The Securities Exchange Act of 1934, as amended.

        Fannie  Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned  corporation organized and existing under the Federal  National  Mortgage  Association  Charter Act, or any
successor thereto.

        FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

        FHA:  The Federal Housing Administration, or its successor.

        Final Certification:  As defined in Section 2.02.

        Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates  will be made pursuant to Section 9.01,  which Final  Distribution
Date shall in no event be later than the end of the 90-day  liquidation  period  described  in
Section 9.02.

        Final  Scheduled   Distribution   Date:  Solely  for  purposes  of  the  face  of  the
Certificates,  as follows:  with respect to the Class A-1 Certificates,  the Distribution Date
in  November  2026;  with  respect to the Class A-2  Certificates,  the  Distribution  Date in
January 25,  2034; with respect to each of the Class A-3A Certificates,  the Distribution Date in March 2036; with respect to each of the Class A-3B  Certificates,  the Distribution Date in
March 2036; with respect to the Class M-1  Certificates,  the Distribution Date in March 2036;
with  respect  to the  Class M-2  Certificates,  the  Distribution  Date in March  2036;  with respect to the Class M-3  Certificates,  the Distribution  Date in March 2036; with respect to the Class M-4  Certificates,  the  Distribution  Date in March 2036; with respect to the Class
M-5  Certificates,  the  Distribution  Date in March  2036;  with  respect  to the  Class  M-6
Certificates,   the  Distribution   Date  in  March  2036;  with  respect  to  the  Class  M-7
Certificates,   the  Distribution   Date  in  March  2036;  with  respect  to  the  Class  M-8
Certificates,   the  Distribution   Date  in  March  2036;  with  respect  to  the  Class  M-9
Certificates,  the  Distribution  Date in  March  2036;  and  with  respect  to the  Class  SB
Certificates,  the  Distribution  Date in March 2036. No event of default under this Agreement will  arise or  become  applicable  solely  by reason of the  failure  to  retire  the  entire
Certificate  Principal  Balance of any Class of Class A or Class M  Certificates  on or before its Final Scheduled Distribution Date.

        Foreclosure  Profits:  With respect to any Distribution Date or related  Determination
Date and any Mortgage Loan, the excess, if any, of Liquidation  Proceeds,  Insurance  Proceeds
and REO Proceeds (net of all amounts  reimbursable  therefrom pursuant to Section 3.10(a)(ii))
in  respect  of each  Mortgage  Loan or REO  Property  for  which  a Cash  Liquidation  or REO
Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid  principal balance  of  such  Mortgage  Loan  or  REO  Property  (determined,  in  the  case  of  an  REO
Disposition,  in  accordance  with  Section  3.14) plus  accrued  and unpaid  interest  at the
Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash
Liquidation or REO Disposition occurred.

        Freddie Mac: The Federal Home Loan Mortgage Corporation,  a corporate  instrumentality of the United States  created and existing  under Title III of the Emergency  Home Finance Act of 1970, as amended, or any successor thereto.

        Gross  Margin:  With  respect  to  each  adjustable  rate  Mortgage  Loan,  the  fixed percentage  set forth in the related  Mortgage  Note and  indicated in Exhibit G hereto as the
"NOTE  MARGIN,"  which  percentage  is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage  Note,  the Periodic
Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Independent:  When used with respect to any specified Person,  means such a Person who
(i) is in fact  independent  of the  Depositor,  the Master  Servicer and the Trustee,  or any
Affiliate  thereof,  (ii) does not have any direct financial interest or any material indirect financial  interest in the  Depositor,  the Master  Servicer or the Trustee or in an Affiliate
thereof,  and (iii) is not connected  with the Depositor,  the Master  Servicer or the Trustee as  an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director  or  person performing similar functions.

        Index:  With respect to any  adjustable  rate Mortgage  Loan and as to any  Adjustment
Date therefor, the related index as stated in the related Mortgage Note.

        Initial  Certificate  Principal  Balance:  With respect to each Class of  Certificates
(other than the Class R  Certificates),  the  Certificate  Principal  Balance of such Class of
Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any
Primary  Insurance  Policy or any other related  insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee  under the  Mortgage,  any  Subservicer, the Master  Servicer  or the Trustee  and are not  applied to the  restoration  of the related
Mortgaged  Property or released to the Mortgagor in accordance  with the  procedures  that the
Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest  Accrual Period:  With respect to the Class A and Class M  Certificates,  (i)
with respect to the  Distribution  Date in March 2006,  the period  commencing  on the Closing
Date and  ending on the day  preceding  the  Distribution  Date in March  2006,  and (ii) with respect  to any  Distribution  Date  after the  Distribution  Date in March  2006,  the period commencing  on the  Distribution  Date in the month  immediately  preceding the month in which such  Distribution  Date occurs and ending on the day preceding such  Distribution  Date. With respect to the Class SB Certificates and any Distribution Date, the prior calendar month.

        Interest  Distribution  Amount:  The sum of the Class A, Class M-1,  Class M-2,  Class
M-3,  Class  M-4,  Class  M-5,  Class  M-6,  Class  M-7,  Class  M-8 and  Class  M-9  Interest
Distribution Amounts.

        Interested  Person:  As of any  date  of  determination,  the  Depositor,  the  Master
Servicer,  the Trustee,  any  Mortgagor,  any Manager of a Mortgaged  Property,  or any Person
known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

        Interim Certification:  As defined in Section 2.02.

        Late  Collections:  With respect to any Mortgage Loan, all amounts received during any
Due  Period,  whether  as  late  payments  of  Monthly  Payments  or  as  Insurance  Proceeds,
Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London interbank  offered rate  quotations for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,  England are required or  authorized  to by law to be closed.

        LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR
Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Limited Repurchase Right Holder:  RFC Asset Holdings II, Inc., or its successor.

        Liquidation  Proceeds:  Amounts (other than Insurance Proceeds) received by the Master
Servicer  in  connection  with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or  condemnation  or in connection with the liquidation of a defaulted
Mortgage Loan through trustee's sale,  foreclosure sale or otherwise,  other than REO Proceeds and Subsequent Recoveries.

        Loan-to-Value  Ratio:  As of any date,  the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related Mortgage Loan at the date of  determination  and  the  denominator  of  which  is the  Appraised  Value  of the  related
Mortgaged Property.

        Marker  Rate:  With  respect  to the  Class SB  Certificates  or the REMIC II  Regular
Interest  SB-IO and any  Distribution  Date, a per annum rate equal to two (2)  multiplied  by the  weighted  average  of the  Uncertificated  REMIC I  Pass-Through  Rates for each  REMIC I
Regular  Interest  (other  than the REMIC I Regular  Interest AA)  with the rates on each such
REMIC I Regular  Interest  (other than REMIC I Regular  Interest ZZ) subject to a cap equal to the Pass-Through Rate for the corresponding  Class for such REMIC I Regular Interest,  and the rate on REMIC I Regular  Interest  ZZ subject to a cap of zero,  in each case for  purposes of this calculation.

        Maturity Date:  With respect to each Class of Certificates  representing  ownership of regular interest or  Uncertificated  Regular  Interests issued by each of REMIC I and REMIC II the latest possible maturity date, solely for purposes of Section  1.860G-1(a)(4)(iii)  of the
Treasury  Regulations,  by which the  Certificate  Principal  Balance  of each  such  Class of
Certificates  representing  a regular  interest  in the Trust  Fund  would be reduced to zero, which is, for each such regular  interest,  the Distribution  Date in March 2036, which is the
Distribution  Date occurring in the month following the last scheduled  monthly payment of the
Mortgage Loans.

        Maximum  Mortgage Loan Rate: With respect to the Class A and Class M Certificates  and any Interest Accrual Period, 14.00% per annum.

        Maximum  Mortgage Rate:  With respect to any  adjustable  rate Mortgage Loan, the rate indicated in Exhibit G hereto as the "NOTE CEILING,"  which rate is the maximum  interest rate that may be  applicable to such  adjustable  rate Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum Net Mortgage Rate:  With respect to any adjustable  rate Mortgage Loan and any date of  determination,  the Maximum  Mortgage Rate minus the sum of (i) the  Subservicing Fee
Rate and (ii) the Servicing Fee Rate.

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS(R)System.

        Minimum  Mortgage  Rate:  With  respect to any  adjustable  rate  Mortgage  Loan,  the greater of (i) the Note  Margin and (ii) the rate  indicated  in Exhibit G hereto as the "NOTE
FLOOR",  which  rate may be  applicable  to such  adjustable  rate  Mortgage  Loan at any time during the life of such adjustable rate Mortgage Loan.

        Modified  Mortgage  Loan:  Any Mortgage  Loan that has been the subject of a Servicing
Modification.

        Modified  Mortgage  Rate:  With respect to any Mortgage  Loan that is the subject of a
Servicing  Modification,  the  Mortgage  Rate,  minus the rate per annum by which the Mortgage
Rate on such Mortgage Loan was reduced.

        Modified Net Mortgage  Rate:  With respect to any Mortgage Loan that is the subject of a  Servicing  Modification,  the Net  Mortgage  Rate,  minus  the rate per  annum by which the
Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any Due  Period,  the  payment  of  principal  and  interest  due  thereon  in accordance with the amortization  schedule at the time applicable  thereto (after  adjustment, if any, for  Curtailments  and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium or similar  waiver or grace period and before any  Servicing  Modification  that  constitutes  a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  With  respect  to each  Mortgage  Note  related  to a  Mortgage  Loan,  the mortgage,  deed of trust or other comparable  instrument creating a first lien on an estate in fee simple interest in real property securing a Mortgage Note.

        Mortgage  File:  The  mortgage  documents  listed  in  Section  2.01  pertaining  to a particular  Mortgage Loan and any  additional  documents  required to be added to the Mortgage
File pursuant to this Agreement.

        Mortgage Loan Schedule:  The lists of the Mortgage Loans attached  hereto as Exhibit G
(as  amended  from time to time to reflect  the  addition  of  Qualified  Substitute  Mortgage
Loans),  which  lists  shall set  forth at a  minimum  the  following  information  as to each
Mortgage Loan:

               (i)    the Mortgage Loan identifying number ("RFC LOAN #");

               (ii)   [reserved];

               (iii)  the maturity of the Mortgage  Note  ("MATURITY  DATE" or "MATURITY  DT")
        for Mortgage Loans;

               (iv)   the Mortgage Rate as of origination ("ORIG RATE");

               (v)    the  Mortgage  Rate  as of  the  Cut-off  Date  for an  adjustable  rate
        Mortgage Loan ("CURR RATE");

               (vi)   the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (vii)  the scheduled  monthly payment of principal,  if any, and interest as of the  Cut-off  Date  ("ORIGINAL  P & I" or  "CURRENT  P & I" for  the  adjustable  rate
        Mortgage Loans);

               (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (ix)   the Loan-to-Value Ratio at origination ("LTV");

               (x)    a code "T", "BT" or "CT" under the column "LN FEATURE,"  indicating that the  Mortgage  Loan is secured by a second or vacation  residence  (the absence of any such code means the Mortgage Loan is secured by a primary residence);

               (xi)   a code "N" under the column  "OCCP CODE",  indicating  that the Mortgage
        Loan is secured by a non-owner  occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

               (xii)  the Maximum  Mortgage Rate for the adjustable rate Mortgage Loans ("NOTE
        CEILING");

               (xiii) the Maximum Net Mortgage Rate for the  adjustable  rate  Mortgage  Loans
        ("NET CEILING");

               (xiv)  the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

               (xv)   the first  Adjustment  Date after the  Cut-off  Date for the  adjustable rate Mortgage Loans ("NXT INT CHG DT");

               (xvi)  the Periodic  Cap for the  adjustable  rate  Mortgage  Loans  ("PERIODIC
        DECR" or "PERIODIC INCR"); and

               (xvii) (the rounding of the  semi-annual  or annual  adjustment to the Mortgage
        Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD").

        Such schedules may consist of multiple reports that  collectively set forth all of the information required.

        Mortgage  Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee pursuant  to Section  2.01 as from time to time are held or deemed to be held as a part of the
Trust Fund, the Mortgage  Loans  originally so held being  identified in the initial  Mortgage
Loan  Schedule,  and Qualified  Substitute  Mortgage  Loans held or deemed held as part of the
Trust Fund  including,  without  limitation,  (i) with respect to each  Cooperative  Loan, the related  Mortgage  Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock Certificate,  Cooperative Lease and Mortgage File and all rights  appertaining  thereto, and  (ii) with  respect to each  Mortgage  Loan other than a  Cooperative  Loan,  each related
Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness evidencing  the  indebtedness  of a  Mortgagor  under  a  Mortgage  Loan,  together  with  any modification thereto.

        Mortgage  Rate:  With respect to any  Mortgage  Loan,  the interest  rate borne by the related Mortgage Note, or any modification  thereto other than a Servicing  Modification.  The
Mortgage Rate on the  adjustable  rate Mortgage Loans will adjust on each  Adjustment  Date to equal the sum (rounded to the nearest  multiple of  one-eighth  of one percent  (0.125%) or up to the nearest  one-eighth  of one percent,  which are indicated by a "U" on Exhibit G, except in the case of the adjustable  rate Mortgage Loans  indicated by an "X" on Exhibit G or hereto under the heading  "NOTE  METHOD"),  of the related  Index plus the Note Margin,  in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

        Mortgaged  Property:  The underlying  real property  securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.
        Mortgagor:  The obligor on a Mortgage Note.

        Net  Mortgage   Rate:   With  respect  to  any  Mortgage   Loan  as  of  any  date  of
determination,  a per annum rate equal to the Mortgage  Rate for such Mortgage Loan as of such date minus the sum of (i) the related  Servicing  Fee Rate and (ii) the  related  Subservicing
Fee Rate.

        Net WAC Cap Rate: With respect to any  Distribution  Date and the Class A Certificates
and Class M Certificates,  the greater of zero and the product of (A) the weighted  average of the Net Mortgage  Rates (or, if applicable,  the Modified Net Mortgage  Rates) on the Mortgage
Loans using the Net Mortgage  Rates in effect for the Monthly  Payments  due on such  Mortgage
Loans  during  the  related  Due  Period,  weighted  on the  basis  of the  respective  Stated
Principal  Balances  thereof  on the first day of the  related  Due  Period and (B) a fraction equal to 30 divided by the  actual  number of days in the  related  Interest  Accrual  Period.
For federal  income tax purposes,  however,  clause (A) above shall be the  equivalent of that which is provided in such clause  expressed as a per annum rate equal to the weighted  average of the Uncertificated  REMIC I Pass-Through  Rates on the REMIC I Regular Interests,  weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest.

        Non-Primary  Residence  Loans:  The Mortgage Loans  designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any  Advance  previously  made or proposed to be made by the
Master  Servicer or Subservicer  in respect of a Mortgage Loan (other than a Deleted  Mortgage
Loan) which, in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related
Late Collections,  Insurance  Proceeds,  Liquidation  Proceeds or REO Proceeds.  To the extent that any Mortgagor is not obligated under the related  Mortgage  documents to pay or reimburse any  portion of any  Servicing  Advances  that are  outstanding  with  respect to the  related
Mortgage Loan as a result of a  modification  of such  Mortgage  Loan by the Master  Servicer, which forgives amounts which the Master Servicer or Subservicer had previously  advanced,  and the Master  Servicer  determines  that no other  source of payment or  reimbursement  for such advances is  available to it, such  Servicing  Advances  shall be deemed to be  Nonrecoverable
Advances.  The determination by the Master Servicer that it has made a Nonrecoverable  Advance shall be evidenced by an Officer's  Certificate  delivered to the  Depositor,  the Trustee and the  Master  Servicer  setting  forth  such  determination,  which  shall  include  any  other
information  or  reports   obtained  by  the  Master  Servicer  such  as  property   operating
statements,  rent rolls,  property  inspection  reports  and  engineering  reports,  which may support  such  determinations.  Notwithstanding  the above,  the Trustee  shall be entitled to rely upon any  determination  by the Master  Servicer  that any Advance  previously  made is a
Nonrecoverable   Advance  or  that  any  proposed   Advance,   if  made,  would  constitute  a
Nonrecoverable Advance.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference thereto, is not subject to a Subservicing Agreement.

        Note  Margin:   With  respect  to  each  adjustable  rate  Mortgage  Loan,  the  fixed percentage  set forth in the related  Mortgage  Note and  indicated in Exhibit G hereto as the
"NOTE MARGIN,"  which  percentage is added to the Index on each  Adjustment  Date to determine
(subject to rounding in  accordance  with the related  Mortgage  Note,  the Periodic  Cap, the
Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

        Notional  Amount:  With respect to the Class SB  Certificates  or the REMIC II Regular
Interest  SB-IO,   immediately   prior  to  any  Distribution   Date,  the  aggregate  of  the
Uncertificated Principal Balances of the REMIC I Regular Interests.

        Officer's  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the
President,  a Vice  President,  Assistant Vice President,  Director,  Managing  Director,  the
Treasurer,  the Secretary,  an Assistant  Treasurer or an Assistant Secretary of the Depositor
or the Master  Servicer,  as the case may be, and  delivered  to the  Trustee,  as required by this Agreement.

        Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee and the
Master Servicer,  who may be counsel for the Depositor or the Master  Servicer,  provided that any opinion of counsel (i) referred to in the  definition of  "Disqualified  Organization"  or
(ii) relating to the  qualification  of REMIC I or REMIC II as REMICs or  compliance  with the
REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Optional  Termination  Date:  Any  Distribution  Date on or  after  which  the  Stated
Principal  Balance  (after  giving  effect to  distributions  to be made on such  Distribution
Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding  Mortgage  Loan:  With  respect  to the  Due  Date in any  Due  Period,  a
Mortgage Loan  (including an REO Property) that was not the subject of a Principal  Prepayment in  Full,  Cash  Liquidation  or REO  Disposition  and  that  was not  purchased,  deleted  or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08.

        Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  before  giving effect  to  distributions  of  principal  to be made on such  Distribution  Date  over (b) the aggregate  Certificate  Principal  Balance of the Class A and Class M Certificates  as of such date,  before taking into account  distributions of principal to be made on that  Distribution
Date.

        Overcollateralization  Floor:  An amount equal to the product of 0.50% and the Cut-off
Date Balance.

        Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date,  an amount equal to the lesser of (i) the Excess Cash Flow for that  Distribution  Date  available to make  payments  pursuant to Section  4.02(c)(xiv)  and (ii) the excess,  if any, of (x) the
Required   Overcollateralization   Amount   for   that   Distribution   Date   over   (y)  the
Overcollateralization Amount for that Distribution Date.

        Overcollateralization  Reduction  Amount:  With respect to any  Distribution  Date for which the Excess  Overcollateralization  Amount is, or would be, after taking into account all other  distributions to be made on such Distribution  Date, greater than zero, an amount equal to the lesser of (i) the Excess  Overcollateralization  Amount for that  Distribution Date and
(ii) the Principal Remittance Amount for such Distribution Date.

        Ownership  Interest:  With  respect to any  Certificate,  any  ownership  or  security interest  in such  Certificate,  including  any  interest  in such  Certificate  as the Holder thereof and any other interest therein,  whether direct or indirect,  legal or beneficial,  as owner or as pledgee.

        Pass-Through  Rate:  With  respect  to the  Class A  Certificates  and  each  Interest
Accrual  Period,  a per annum rate equal to the least of (i) LIBOR  plus the  related  Class A
Margin,  (ii) the Maximum  Mortgage Loan Rate and (iii) the Net WAC Cap Rate.  With respect to the Class M  Certificates  and each  Interest  Accrual  Period,  a per annum rate equal to the least of (i) LIBOR  plus the related Class M Margin,  (ii) the Maximum  Mortgage Loan Rate and
(iii) the Net WAC Cap Rate.

        With respect to the Class SB  Certificates  or the REMIC II Regular  Interest SB-IO, a
per annum rate equal to the  percentage  equivalent  of a fraction,  the numerator of which is
(x) the sum, for each REMIC I Regular Interest,  of the excess of the  Uncertificated  REMIC I
Pass-Through  Rate for such  REMIC I Regular  Interest  over the Marker  Rate,  applied to the
Uncertificated   Notional   Amount  and  the   denominator  of  which  is  (y)  the  aggregate
Uncertificated Principal Balance of the REMIC I Regular Interests.

        Paying Agent:  JPMorgan Chase Bank,  N.A., or any successor  Paying Agent appointed by the Trustee.

        Percentage  Interest:  With  respect  to any  Class  A or  Class  M  Certificate,  the undivided  percentage  ownership  interest in the related Class evidenced by such Certificate, which  percentage  ownership  interest  shall be equal to the  Initial  Certificate  Principal
Balance thereof divided by the aggregate Initial  Certificate  Principal Balance of all of the
Certificates  of  the  same  Class.  The  Percentage  Interest  with  respect  to a  Class  SB
Certificate or Class R Certificate shall be stated on the face thereof.

        Periodic Cap: With respect to each  adjustable  rate Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage  Rate on any  Adjustment
Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments:  One or more of the following:

               (i)    obligations  of or guaranteed as to principal and interest by the United
        States or any agency or  instrumentality  thereof when such  obligations are backed by the full faith and credit of the United States;

               (ii)   repurchase  agreements on  obligations  specified in clause (i) maturing not more  than one  month  from the date of  acquisition  thereof,  provided  that the unsecured  obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii)  federal funds,  certificates of deposit,  demand deposits, time deposits and bankers'  acceptances (which shall each have an original maturity of not more than
        90 days and, in the case of bankers'  acceptances,  shall in no event have an original maturity  of more  than  365  days or a  remaining  maturity  of  more  than 30  days)
        denominated  in United  States  dollars of any U.S.  depository  institution  or trust company  incorporated  under the laws of the United  States or any state thereof or of any domestic  branch of a foreign  depository  institution or trust company;  provided that the debt obligations of such depository  institution or trust company at the date of  acquisition  thereof  have  been  rated  by  each  Rating  Agency  in its  highest short-term rating  available;  and, provided further that, if the original maturity of such short-term  obligations of a domestic branch of a foreign depository  institution or trust  company  shall exceed 30 days,  the  short-term  rating of such  institution shall be A-1+ in the  case of  Standard  & Poor's  if  Standard  & Poor's  is a Rating
        Agency;

               (iv)   commercial  paper and demand notes  (having  original  maturities of not more  than 365 days) of any  corporation  incorporated  under  the laws of the  United
        States or any state  thereof which on the date of  acquisition  has been rated by each
        Rating  Agency  in  its  highest  short-term  rating  available;  provided  that  such commercial paper and demand notes shall have a remaining  maturity of not more than 30 days;

               (v)    a money market fund or a qualified  investment fund rated by each Rating
        Agency in its highest  long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

               (vi)   other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted  Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the then-current  rating by such
        Rating Agency, as evidenced in writing;

provided,  however,  that no  instrument  shall be a Permitted  Investment  if it  represents, either  (1) the right to receive only interest  payments with respect to the  underlying  debt instrument  or (2) the right to receive  both  principal  and interest  payments  derived from obligations  underlying such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest  rating  available on unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating available  on  unsecured  commercial  paper and  short-term  debt  obligations  shall mean the following:  A-1+ in the case of  Standard & Poor's and P-1 in the case of  Moody's;  provided, however,  that any Permitted  Investment  that is a short-term  debt  obligation  rated A-1 by
Standard & Poor's must satisfy the following  additional  conditions:  (i) the total amount of debt from A-1 issuers  must be limited to the  investment  of monthly  principal  and interest payments  (assuming  fully  amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate  Principal Balance of the  Certificates  and each investment  must not mature beyond 30 days;  (iii) the terms of the debt must have a  predetermined  fixed  dollar  amount of principal  due at maturity  that cannot vary;  and (iv) if the  investments  may be liquidated  prior to their  maturity or are being  relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index plus a single fixed spread (if any) and must move  proportionately  with that index. Any
Permitted Investment may be purchased by or through the Trustee or its Affiliates.

        Permitted  Transferee:  Any  Transferee  of  a  Class  R  Certificate,  other  than  a
Disqualified Organization or Non-United States Person.

        Person: Any individual,  corporation,  limited liability company,  partnership,  joint venture,  association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Pool  Stated  Principal  Balance:  With  respect  to any  date of  determination,  the aggregate  of the Stated  Principal  Balances of each  Mortgage  Loan that was an  Outstanding
Mortgage  Loan on the Due Date  immediately  preceding the Due Period  preceding  such date of determination.

        Prepayment  Assumption:  With  respect  to the Class A and Class M  Certificates,  the prepayment  assumption to be used for  determining  the accrual of original issue discount and premium  and market  discount on such  Certificates  for federal  income tax  purposes,  which assumes a prepayment rate of 20% HEP with respect to the fixed-rate  Mortgage Loans,  and 100%
PPC with respect to the adjustable-rate Mortgage Loans.

        Prepayment  Interest  Shortfall:  With  respect  to  any  Distribution  Date  and  any
Mortgage Loan (other than a Mortgage  Loan  relating to an REO Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period, an amount equal to the excess of one  month's  interest  at the related Net  Mortgage  Rate (or  Modified  Net
Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted to the related Net  Mortgage  Rate
(or  Modified  Net  Mortgage  Rate  in the  case of a  Modified  Mortgage  Loan))  paid by the
Mortgagor for such Prepayment  Period to the date of such Principal  Prepayment in Full or (b)
a Curtailment  during the prior  calendar  month,  an amount equal to one month's  interest at the  related  Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

        Prepayment  Period:  With  respect  to  any  Distribution  Date,  the  calendar  month preceding the month of distribution.

        Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty  insurance as indicated  by a numeric  code on  Exhibit  G with the  exception  of either  code "23" or "96"
under the column "MI CO CODE".

        Principal  Distribution  Amount:  With respect to any Distribution Date, the lesser of
(a) the excess of (i) the Available  Distribution  Amount for such Distribution Date, plus for inclusion in Excess Cash Flow for purposes of clauses  (b)(v) and (b)(vi)  below,  the amounts received by the Trustee  under the Yield  Maintenance  Agreement for such  Distribution  Date, over (ii) the Interest Distribution Amount and (b) the sum of:

               (i)    the principal  portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

               (ii)   the Stated  Principal  Balance of any Mortgage Loan  repurchased  during the related  Prepayment  Period (or deemed to have been so  repurchased  in accordance with Section  3.07(b))  pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08, the amount
        of  any  shortfall   deposited  in  the  Custodial  Account  in  connection  with  the substitution  of a Deleted  Mortgage  Loan pursuant to Section 2.03 or 2.04 during the related  Prepayment  Period  and  the  Stated  Principal  Balance  of  Mortgage  Loans
        purchased  pursuant to Section 9.01 in  connection  with such  Distribution  Date,  if applicable;

               (iii)  the principal portion of all other unscheduled  collections,  other than
        Subsequent  Recoveries,   on  the  Mortgage  Loans  (including,   without  limitation,
        Principal Prepayments in Full, Curtailments,  Insurance Proceeds, Liquidation Proceeds
        and REO Proceeds)  received during the related Prepayment Period to the extent applied by the Master  Servicer as recoveries of principal of the Mortgage  Loans  pursuant to
        Section 3.14;

               (iv)   the lesser of (a) Subsequent  Recoveries for such  Distribution Date and
        (b) the   principal  portion  of  any  Realized  Losses  allocated  to  any  Class  of
        Certificates on a prior Distribution Date and remaining unpaid;

               (v)    the lesser of (a) Excess  Cash Flow for that  Distribution  Date (to the extent not used pursuant to clause (iv) of this definition on such Distribution  Date)
        and (b) the principal  portion of any Realized Losses incurred (or deemed to have been incurred) on any Mortgage  Loans in the calendar  month  preceding  such  Distribution
        Date to the extent covered by Excess Cash Flow for that Distribution Date; and

               (vi)   the lesser of (a) the Excess  Cash Flow for such  Distribution  Date (to the extent not used to cover Realized  Losses  pursuant to clause (iv) and (v) of this definition  on such  Distribution  Date)  and (b) the  Overcollateralization  Increase
        Amount for such  Distribution  Date to the extent covered by Excess Cash Flow for that
        Distribution Date;

        minus

               (vii)  any  Overcollateralization  Reduction Amount for such Distribution Date;
        and

               (viii) any Capitalization Reimbursement Amount for such Distribution Date;

provided,  however, that the Principal  Distribution Amount on any Distribution Date shall not be less than zero or greater than the aggregate  Certificate  Principal Balance of the Class A and Class M Certificates.

        Principal  Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including  a recovery  that takes the form of  Liquidation  Proceeds  or  Insurance  Proceeds, which is received in advance of its  scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such  payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment  in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Principal  Remittance  Amount:  With respect to any Distribution  Date, the sum of the amounts  described  in clauses  (b)(i),  (b)(ii) and (b)(iii) of the  definition  of Principal
Distribution Amount for that Distribution Date.

        Program Guide: The Residential  Funding Seller Guide for mortgage  collateral  sellers that  participate  in  Residential  Funding's  standard  mortgage  programs,  and  Residential
Funding's  Servicing Guide and any other subservicing  arrangements which Residential  Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase  Price:  With respect to any Mortgage Loan (or REO  Property)  required to be or otherwise  purchased on any date pursuant to Section  2.02,  2.03,  2.04,  4.07 or 4.08, an amount  equal  to the  sum of (i)  (a) if such  Mortgage  Loan  (or  REO  Property)  is  being purchased  pursuant  to  Sections  2.02,  2.03,  2.04 or 4.07 of this  Agreement,  100% of the
Stated  Principal  Balance  thereof  plus the  principal  portion of any related  unreimbursed
Advances  or (b) if such  Mortgage  Loan (or REO  Property)  is being  purchased  pursuant  to
Section  4.08 of this  Agreement,  the  greater  of (1) 100% of the Stated  Principal  Balance thereof  plus the  principal  portion of any related  unreimbursed  Advances on such  Mortgage
Loan (or REO Property)  and (2) the fair market value  thereof plus the  principal  portion of any related  unreimbursed  Advances and (ii) unpaid accrued interest at the Adjusted  Mortgage
Rate (or  Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) plus the rate per annum at which the Servicing Fee is  calculated,  or (b) in the case of a purchase made by the Master  Servicer,  at the Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan), in each case on the Stated  Principal  Balance thereof to, but not including,  the first day of the month  following  the month of purchase  from the Due Date to which interest was last paid by the Mortgagor.

        Qualified  Insurer:  A mortgage  guaranty  insurance  company  duly  qualified as such under  the laws of the  state  of its  principal  place of  business  and  each  state  having jurisdiction  over  such  insurer  in  connection  with the  insurance  policy  issued by such insurer,  duly  authorized  and  licensed  in such  states to  transact  a  mortgage  guaranty insurance  business  in such  states  and to write the  insurance  provided  by the  insurance policy  issued by it,  approved  as a FNMA- or  FHLMC-approved  mortgage  insurer  or having a claims  paying  ability  rating  of  at  least  "AA"  or  equivalent  rating  by a  nationally recognized  statistical  rating  organization.  Any  replacement  insurer  with  respect  to a
Mortgage  Loan must have at least as high a claims  paying  ability  rating as the  insurer it replaces had on the Closing Date.

        Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential
Funding  or the  Depositor  for a  Deleted  Mortgage  Loan  which  must,  on the  date of such substitution,  as confirmed in an Officers'  Certificate delivered to the Trustee, (i) have an outstanding  principal  balance,  after  deduction  of the  principal  portion of the  monthly payment due in the month of  substitution  (or in the case of a substitution  of more than one
Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding  principal balance,  after such deduction),  not in excess of the Stated  Principal  Balance of the Deleted Mortgage Loan
(the  amount of any  shortfall  to be  deposited  by  Residential  Funding,  in the  Custodial
Account in the month of  substitution);  (ii) have a Mortgage  Rate and a Net Mortgage Rate no lower  than and not more than 1% per annum  higher  than the  Mortgage  Rate and Net  Mortgage
Rate,  respectively,  of the Deleted Mortgage Loan as of the date of substitution;  (iii) have a  Loan-to-Value  Ratio  at the  time of  substitution  no  higher  than  that of the  Deleted
Mortgage Loan at the time of  substitution;  (iv) have a remaining term to stated maturity not greater  than (and not more than one year less than) that of the Deleted  Mortgage  Loan;  (v)
comply with each  representation  and warranty set forth in Sections  2.03 and 2.04 hereof and
Section 4 of the Assignment  Agreement;  and (vi) in the case of the adjustable  rate Mortgage
Loans,  (w) have a Mortgage Rate that adjusts with the same  frequency and based upon the same
Index as that of the Deleted  Mortgage  Loan, (x) have a Note Margin not less than that of the
Deleted  Mortgage  Loan;  (y) have a  Periodic  Rate Cap that is equal to that of the  Deleted
Mortgage  Loan;  and  (z)  have a next  Adjustment  Date no  later  than  that of the  Deleted
Mortgage Loan.

        Rating  Agency:  Moody's and  Standard & Poor's.  If any agency or a  successor  is no longer in existence,  "Rating  Agency" shall be such  statistical  credit  rating  agency,  or other comparable  Person,  designated by the Depositor,  notice of which  designation shall be given to the Trustee and the Master Servicer.

        Realized  Loss:  With respect to each  Mortgage  Loan (or REO  Property) as to which a
Cash  Liquidation  or REO  Disposition  has occurred,  an amount (not less than zero) equal to
(i) the  Stated  Principal  Balance of the Mortgage  Loan (or REO  Property) as of the date of
Cash Liquidation or REO  Disposition,  plus (ii) interest (and REO Imputed  Interest,  if any)
at the Net Mortgage  Rate (or Modified  Net Mortgage  Rate in the case of a Modified  Mortgage
Loan) from the Due Date as to which  interest was last paid or advanced to  Certificateholders up to the last day of the month in which the Cash  Liquidation (or REO  Disposition)  occurred on the Stated  Principal  Balance of such Mortgage Loan (or REO Property)  outstanding  during each Due Period that such  interest was not paid or  advanced,  minus (iii) the  proceeds,  if any,  received during the month in which such Cash Liquidation (or REO Disposition)  occurred, to the extent  applied as  recoveries  of interest at the Net  Mortgage  Rate (or Modified Net
Mortgage  Rate in the case of a  Modified  Mortgage  Loan) and to  principal  of the  Mortgage
Loan, net of the portion thereof  reimbursable to the Master Servicer or any Subservicer  with respect to related  Advances,  Servicing  Advances  or other  expenses  as to which the Master
Servicer  or  Subservicer  is  entitled to  reimbursement  thereunder  but which have not been previously  reimbursed.  With  respect  to  each  Mortgage  Loan  which  is the  subject  of a
Servicing  Modification,  (a) (1) the  amount  by which  the  interest  portion  of a  Monthly
Payment or the  principal  balance  of such  Mortgage  Loan was  reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that  constitute  Servicing
Advances  that are  reimbursable  to the Master  Servicer or a  Subservicer,  and (b) any such amount  with  respect  to a  Monthly  Payment  that was or would  have  been due in the  month immediately  following  the month in which a Principal  Prepayment  or the  Purchase  Price of such  Mortgage  Loan is  received  or is deemed to have been  received.  With  respect to each
Mortgage Loan which has become the subject of a Deficient  Valuation,  the difference  between the principal  balance of the Mortgage Loan  outstanding  immediately  prior to such Deficient
Valuation  and the  principal  balance  of the  Mortgage  Loan  as  reduced  by the  Deficient
Valuation.  With respect to each  Mortgage  Loan which has become the object of a Debt Service
Reduction,   the  amount  of  such  Debt   Service   Reduction   attributable   to   interest.
Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized  Loss  hereunder so long as the Master  Servicer has notified the Trustee in writing that the Master  Servicer is  diligently  pursuing  any remedies  that may exist in connection with the  representations  and warranties made regarding the related  Mortgage Loan and  either (A) the  related  Mortgage  Loan is not in default  with  regard to  payments  due thereunder or (B)  delinquent  payments of principal and interest  under the related  Mortgage
Loan and any  premiums  on any  applicable  primary  hazard  insurance  policy and any related escrow  payments in respect of such  Mortgage  Loan are being  advanced on a current  basis by the Master  Servicer  or a  Subservicer,  in either  case  without  giving  effect to any Debt
Service Reduction.

        Realized  Losses  allocated to the Class SB  Certificates  shall be allocated first to the REMIC II  Regular  Interest SB-IO in reduction of the accrued but unpaid interest  thereon until  such  accrued  and  unpaid  interest  shall  have been  reduced to zero and then to the
REMIC II Regular Interest SB-PO in reduction of the Principal Balance thereof.

        Record  Date:  With  respect to each  Distribution  Date and the Class A  Certificates and Class M  Certificates  which are  Book-Entry  Certificates,  the close of  business on the
Business Day prior to such Distribution Date.

        With respect to each  Distribution  Date and the Certificates  (other than the Class A and Class M  Certificates),  the close of business on the last  Business Day of the month next preceding the month in which the related  Distribution Date occurs,  except in the case of the first Record Date, which shall be the Closing Date.

        Reference Bank Rate:  As defined in Section 1.02.

        Regular Interest:  Any one of the regular interests in the Trust Fund.

        Regulation AB: Subpart 229.1100 - Asset Backed  Securities  (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  such clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release  (Asset-Backed  Securities,  Securities Act Release No.  33-8518,  70 Fed. Reg. 1,506,
1,531  (January  7,  2005)) or by the staff of the  Commission,  or as may be  provided by the
Commission or its staff from time to time.

        Relief Act:  The Servicemembers Civil Relief Act, as amended.

        Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans resulting from the
Relief Act or similar legislation or regulations.

        REMIC:  A "real  estate  mortgage  investment  conduit"  within the meaning of Section
860D of the Code.  As used herein, the term "REMIC" shall mean REMIC I and REMIC II.

        REMIC  Administrator:   Residential  Funding   Corporation.   If  Residential  Funding
Corporation  is found by a court of  competent  jurisdiction  to no longer be able to  fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  master  servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC  I: The  segregated  pool of  assets  subject  hereto  (exclusive  of the  Yield
Maintenance  Agreement  and any  payments  thereunder,  which are not  assets  of any  REMIC), constituting a portion of the primary trust created hereby and to be  administered  hereunder, with  respect  to which a  separate  REMIC  election  is to be made,  consisting  of:  (i) the
Mortgage  Loans and the  related  Mortgage  Files;  (ii) all  payments on and  collections  in respect of the Mortgage  Loans due after the Cut-off Date (other than Monthly  Payments due in the month of the  Cut-off  Date) as shall be on  deposit  in the  Custodial  Account or in the
Certificate  Account and  identified  as belonging  to the Trust Fund;  (iii)  property  which
secured  a   Mortgage   Loan  and   which  has  been   acquired   for  the   benefit   of  the
Certificateholders  by foreclosure or deed in lieu of foreclosure;  (iv) the hazard  insurance policies and Primary  Insurance  Policies  pertaining to the Mortgage  Loans,  if any; and (v)
all proceeds of clauses (i) through (iv) above.

        REMIC I Regular Interest:  Any of the separate  non-certificated  beneficial ownership interests  in REMIC I issued  hereunder  and  designated  as a "regular  interest" in REMIC I.
Each REMIC I Regular  Interest  shall accrue  interest at the related  Uncertificated  REMIC I
Pass-Through  Rate in effect  from time to time,  and shall be entitled  to  distributions  of principal,  subject to the terms and conditions  hereof,  in an aggregate  amount equal to its initial  Uncertificated  Principal  Balance as set forth in the Preliminary  Statement hereto.
The  designations  for  the  respective  REMIC  I  Regular  Interests  are  set  forth  in the
Preliminary Statement hereto.

        REMIC I Interest Loss Allocation  Amount:  With respect to any  Distribution  Date, an amount equal to (a) the product of (i) the aggregate  Uncertificated  Principal Balance of the
REMIC I Regular Interests then outstanding and (ii) the  Uncertificated  Pass-Through Rate for
REMIC I Regular Interest AA minus the Marker Rate, divided by (b) 12.

        REMIC I Overcollateralized  Amount: With respect to any date of determination,  (i) 1%
of the aggregate  Uncertificated  Principal  Balances of the REMIC I Regular  Interests  minus
(ii) the aggregate  Uncertificated  Principal Balances of the REMIC I Regular Interests (other than REMIC I Regular Interests AA and ZZ), in each case as of such date of determination.

        REMIC I Principal Loss Allocation  Amount:  With respect to any Distribution  Date, an amount  equal to the product of (i) the  aggregate  Stated  Principal  Balance of the Mortgage
Loans then  outstanding  and (ii) 1 minus a fraction,  the numerator of which is two times the sum of the  Uncertificated  Principal  Balances of REMIC I Regular  Interests  A-1, A-2, A-3A,
A-3B,  M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8 and M-9 and the  denominator of which is the sum of the  Uncertificated  Principal  Balances of A-1, A-2, A-3A,  A-3B, M-1, M-2, M-3, M-4, M-5,
M-6, M-7, M-8, M-9 and ZZ.

        REMIC I Regular  Interest  AA: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest A-1: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest A-2: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I  Regular  Interest  A-3A:  A  regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial principal  balance equal to the related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I  Regular  Interest  A-3B:  A  regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial principal  balance equal to the related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest M-1: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest M-2: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest M-3: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest M-4: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest M-5: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest M-6: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest M-7: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest M-8: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears interest at the related  Uncertificated  REMIC I  Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest M-9: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest  ZZ: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest ZZ Maximum  Interest  Deferral  Amount:  With respect to any
Distribution  Date, the excess of (i)  Uncertificated  Accrued  Interest  calculated  with the
REMIC I Regular Interest ZZ Uncertificated  Pass-Through Rate and an Uncertificated  Principal
Balance  equal to the excess of (x) the  Uncertificated  Principal  Balance of REMIC I Regular
Interest  ZZ  over  (y)  the  REMIC  I  Overcollateralized  Amount,  in  each  case  for  such
Distribution  Date, over (ii) the sum of  Uncertificated  Accrued  Interest on REMIC I Regular
Interest  A-1  through  REMIC I  Regular  Interest  M-9,  with the rate on each  such  REMIC I
Regular Interest subject to a cap equal to the Pass-Through Rate for the  corresponding  Class for the purpose of this calculation.

        REMIC II:  The segregated pool of assets described in the Preliminary Statement.

        REMIC II Regular  Interest:  Any "regular  interest"  issued by REMIC II the ownership of which is evidenced by a Class A Certificate, Class M Certificate, or Class SB Certificate.

        REMIC II Regular  Interest  SB-IO:  A separate  non-certificated  regular  interest of
REMIC II  designated as a REMIC II Regular  Interest.  REMIC II Regular  Interest  SB-IO shall have no entitlement to principal and shall be entitled to  distributions  of interest  subject to the terms and conditions  hereof,  in an aggregate  amount equal to interest  distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

        REMIC II Regular  Interest  SB-PO:  A separate  non-certificated  regular  interest of
REMIC II  designated as a REMIC II Regular  Interest.  REMIC II Regular  Interest  SB-PO shall have no entitlement to interest and shall be entitled to  distributions  of principal  subject to the terms and conditions  hereof,  in an aggregate amount equal to principal  distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

        REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate mortgage  investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final  regulations  (or, to the extent not inconsistent with such temporary or final  regulations,  proposed  regulations)
and published  rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

        REMIC  Regular  Interests:  the  REMIC  I  Regular  Interests  and  REMIC  II  Regular
Interests.

        REO  Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO  Disposition:  With respect to any REO  Property,  a  determination  by the Master
Servicer that it has received  substantially  all Insurance  Proceeds,  Liquidation  Proceeds,
REO Proceeds  and other  payments and  recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally  recoverable  from the sale or other  disposition of the REO Property.

        REO Imputed  Interest:  With respect to any REO  Property,  for any period,  an amount equivalent  to interest (at a rate equal to the sum of the Net  Mortgage  Rate that would have been  applicable  to  the  related  Mortgage  Loan  had it  been  outstanding)  on the  unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO  Proceeds:  Proceeds,  net of  expenses,  received in respect of any REO  Property
(including,  without  limitation,  proceeds from the rental of the related Mortgaged  Property or with respect to a Cooperative Loan, the related  Cooperative  Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property:  A Mortgaged Property acquired by the Master Servicer,  on behalf of the
Trust Fund for the  benefit  of the  Certificateholders  pursuant  to  Section  3.14,  through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate  reduction,  (ii) has been subject to a term  extension or (iii) has had amounts owing on such  Mortgage  Loan  capitalized  by  adding  such  amount to the  Stated  Principal
Balance  of  such  Mortgage  Loan;  provided,  however,  that  a  Mortgage  Loan  modified  in accordance with  clause (i)  above for a temporary  period shall not be a Reportable  Modified
Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in payments of principal  and interest for six months since the date of such  modification  if that interest rate  reduction is not made permanent thereafter.

        Repurchase Event:  As defined in the Assignment Agreement.

        Request for Release:  A request for release,  the form of which is attached as Exhibit
H hereto, or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this  Agreement,  the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required  Overcollateralization  Amount: With respect to any Distribution Date, (a) if such  Distribution  Date is prior to the Stepdown Date, 1.80% of the Cut-off Date Balance,  or
(b) if such  Distribution  Date is on or after the Stepdown  Date, the greater of (i) 3.60% of the then current  aggregate  Stated  Principal  Balance of the Mortgage Loans as of the end of
the related Due Period and (ii) the  Overcollateralization  Floor; provided,  however, that if a Trigger  Event is in effect,  the  Required  Overcollateralization  Amount shall be equal to the Required  Overcollateralization  Amount for the immediately  preceding  Distribution Date.
The Required  Overcollateralization  Amount may be reduced from time to time with notification to the Rating Agencies.

        Residential Funding:  Residential Funding Corporation, a Delaware corporation,  in its capacity as seller of the Mortgage  Loans to the  Depositor  and not in its capacity as Master
Servicer, and any successor thereto.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer  of the
Worldwide  Securities   Services/Structured   Finance  Services  Department  of  the  Trustee,
including any Senior Vice  President,  any Vice President,  any Assistant Vice President,  any
Assistant  Secretary,  any Trust Officer or Assistant  Trust Officer,  or any other officer of the  Trustee,  in  each  case,  with  direct  responsibility  for the  administration  of this
Agreement.

        RFC Exemption:  As defined in Section 5.02(e)(ii).

        Rule  144A:  Rule 144A under the  Securities  Act of 1933,  as in effect  from time to time.

        Securities Act:   Securities Act of 1933, as amended.

        Security  Agreement:  With respect to a Cooperative  Loan,  the  agreement  creating a security interest in favor of the originator in the related Cooperative Stock.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer of mortgage  loans  directly  or  indirectly  to an issuing in  connection  with an  issuance  of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Senior Enhancement Percentage:  For any Distribution Date, the fraction,  expressed as a  percentage,  the  numerator  of  which  is (x)  the sum of (i)  the  aggregate  Certificate
Principal  Balance of the Class M Certificates and (ii) the  Overcollateralization  Amount, in
each  case  prior  to  the  distribution  of  the  Principal   Distribution   Amount  on  such
Distribution  Date and the denominator of which is (y) the aggregate Stated Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution
Date.

        Servicing  Accounts:  The  account or  accounts  created  and  maintained  pursuant to
Section 3.08.

        Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master  Servicer or a Subservicer  in the  performance  of its  servicing  obligations, including,  but not limited to, the cost of (i) the  preservation,  restoration and protection of a Mortgaged  Property  (or,  with respect to a Cooperative  Loan,  the related  Cooperative
Apartment),  (ii) any enforcement or judicial proceedings,  including foreclosures,  including any expenses  incurred in relation to any such  proceedings that result from the Mortgage Loan being  registered  on the  MERS  System,  (iii)  the  management  and  liquidation  of any REO
Property,  (iv) any mitigation procedures  implemented in accordance with Section 3.07 and (v)
compliance  with  the  obligations  under  Sections  3.01,  3.08,  3.11,   3.12(a)  and  3.14,
including,  if the Master Servicer or any Affiliate of the Master Servicer  provides  services such as appraisals  and  brokerage  services  that are  customarily  provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

        Servicing  Fee:  With  respect to any Mortgage  Loan and  Distribution  Date,  the fee
payable  monthly to the Master  Servicer  in respect  of master  servicing  compensation  that accrues at an annual rate equal to the Servicing Fee Rate  multiplied by the Stated  Principal
Balance of such  Mortgage  Loan as of the related  Due Date in the related Due Period,  as may be adjusted pursuant to Section 3.16(e).

        Servicing Fee Rate:  With respect to any Mortgage Loan, the per annum rate  designated on the  Mortgage  Loan  Schedule  as the "MSTR SERV FEE" as may be  adjusted  with  respect to successor  Master  Servicers  as provided in Section  7.02,  which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

        Servicing  Modification:  Any  reduction  of  the  interest  rate  on  or  the  Stated
Principal  Balance of a Mortgage  Loan, any extension of the final maturity date of a Mortgage
Loan,  and any increase to the Stated  Principal  Balance of a Mortgage  Loan by adding to the
Stated  Principal  Balance  unpaid  principal  and interest and other  amounts owing under the
Mortgage  Loan,  in each  case  pursuant  to a  modification  of a  Mortgage  Loan  that is in default,  or for  which,  in the  judgment  of the  Master  Servicer,  default  is  reasonably foreseeable in accordance with Section 3.07(a).

        Servicing  Officer:  Any officer of the Master  Servicer  involved in, or  responsible for,  the  administration  and  servicing  of the  Mortgage  Loans  whose  name  and  specimen signature  appear on a list of  servicing  officers  furnished  to the  Trustee on the Closing
Date by the Master Servicer, as such list may from time to time be amended.

        Sixty-Plus  Delinquency  Percentage:  With  respect to any  Distribution  Date and the
Mortgage Loans, the arithmetic  average,  for each of the three Distribution Dates ending with such  Distribution  Date,  of the  fraction,  expressed  as a  percentage,  equal  to (x)  the aggregate Stated  Principal  Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution  Date,  including Mortgage Loans in bankruptcy that are 60 or more days delinquent,  foreclosure and REO Properties,  over (y) the aggregate Stated  Principal  Balance of all of the Mortgage Loans  immediately  preceding that
Distribution Date.

        Standard & Poor's:  Standard & Poor's Ratings Services,  a division of The McGraw-Hill
Companies, Inc. or its successors in interest.

        Startup Date:  The day designated as such pursuant to Article X hereof.

        Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, at any given  time,  (i) the sum of (a) the Cut-off  Date  Principal  Balance of the  Mortgage
Loan, and (b) any amount by which the Stated  Principal  Balance of the Mortgage Loan has been increased  pursuant  to a  Servicing  Modification,  minus  (ii) the sum of (a) the  principal portion of the  Monthly  Payments  due with  respect  to such  Mortgage  Loan or REO  Property during each Due Period  commencing  on the first Due Period  after the Cut-Off Date and ending with the Due Period related to the most recent  Distribution  Date which were received or with respect to which an Advance was made, and (b) all Principal  Prepayments  with respect to such
Mortgage  Loan or REO  Property,  and all  Insurance  Proceeds,  Liquidation  Proceeds and REO
Proceeds,  to the  extent  applied  by the Master  Servicer  as  recoveries  of  principal  in accordance  with Section  3.14 with respect to such  Mortgage  Loan or REO  Property,  in each case which were  distributed  pursuant to Section  4.02 or 4.03 on any  previous  Distribution
Date,  and (c) any Realized Loss  incurred  with respect to such  Mortgage  Loan  allocated to
Certificateholders with respect thereto for any previous Distribution Date.

        Stepdown  Date:  The  Distribution  Date  which  is the  earlier  to  occur of (i) the
Distribution  Date  immediately  succeeding  the  Distribution  Date on  which  the  aggregate
Certificate  Principal  Balance of the Class A  Certificates  has been reduced to zero or (ii)
the later to occur of (x) the  Distribution  Date  occurring  in March  2009 and (y) the first
Distribution  Date on which the Senior  Enhancement  Percentage  is equal to or  greater  than
26.70%.

        Subordination:  The  provisions  described in Section 4.05 relating to the  allocation of Realized Losses.

        Subordination  Percentage:  With  respect to the Class A  Certificates,  73.30%;  with respect to the Class M-1  Certificates,  77.90%;  with respect to the Class M-2  Certificates,
82.10%;  with  respect to the Class M-3  Certificates,  85.10%;  with respect to the Class M-4
Certificates,  87.30%;  with respect to the Class M-5  Certificates,  89.30%;  with respect to the Class M-6 Certificates,  90.90%; with respect to the Class M-7 Certificates,  92.30%; with
respect  to  the  Class  M-8  Certificates,   93.90%;  and  with  respect  to  the  Class  M-9
Certificates, 96.40%.

        Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master
Servicer (net of any related  expenses  permitted to be  reimbursed  pursuant to Section 3.10)
or surplus  amounts held by the Master Servicer to cover estimated  expenses  (including,  but not  limited to,  recoveries  in respect of the  representations  and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the Trustee pursuant to Section  2.04)  specifically  related to a Mortgage Loan that was the subject of a
Cash  Liquidation  or an REO  Disposition  prior to the  related  Prepayment  Period  and that resulted in a Realized Loss.

        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto, is subject to a Subservicing Agreement.

        Subservicer:   Any  Person  with  whom  the  Master   Servicer   has  entered  into  a
Subservicing  Agreement and who generally  satisfied the requirements set forth in the Program
Guide in respect of the  qualification  of a  Subservicer  as of the date of its approval as a
Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a
Mortgage  Loan which is advanced  by the related  Subservicer  (net of its  Subservicing  Fee)
pursuant to the Subservicing Agreement.

        Subservicing  Account:  An account  established  by a Subservicer  in accordance  with
Section 3.08.

        Subservicing  Agreement:  The written  contract  between the Master  Servicer  and any
Subservicer  relating to servicing and  administration  of certain  Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program  Guide or in such other form as has been  approved by the Master  Servicer and the
Depositor.

        Subservicing  Fee: With respect to any Mortgage Loan,  the fee payable  monthly to the related  Subservicer  (or,  in the  case of a  Nonsubserviced  Mortgage  Loan,  to the  Master
Servicer)  in respect of  subservicing  and other  compensation  that  accrues with respect to each  Distribution  Date at an annual rate equal to the  Subservicing  Fee Rate  multiplied by the Stated  Principal  Balance of such Mortgage Loan as of the related Due Date in the related
Due Period.

        Subservicing  Fee Rate:  The per annum rate  designated  on the Mortgage Loan Schedule as the "SUBSERV FEE".

        Tax  Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,
U.S.  Real  Estate  Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual  Interest  Holders of REMIC Taxable Income or Net Loss
Allocation,  or  any  successor  forms,  to be  filed  on  behalf  of  any  REMIC  due  to its classification  as a REMIC  under  the  REMIC  Provisions,  together  with  any and all  other
information,   reports  or   returns   that  may  be   required   to  be   furnished   to  the
Certificateholders  or filed  with the  Internal  Revenue  Service  or any other  governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Telerate Screen Page 3750: As defined in Section 1.02.

        Transaction Party:  As defined in Section 12.02(a).

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Certificate.

        Transferor:  Any Person who is  disposing by Transfer of any  Ownership  Interest in a
Certificate.

        Trigger Event: A Trigger Event is in effect with respect to any  Distribution  Date if either (i) with respect to any  Distribution  Date, the three-month  average of the Sixty-Plus
Delinquency  Percentage,   as  determined  on  that  Distribution  Date  and  the  immediately preceding  two  Distribution  Dates,  equals  or  exceeds  40.0%  of  the  Senior  Enhancement
Percentage  or (ii) the  aggregate  amount  of  Realized  Losses  on the  Mortgage  Loans as a percentage of the Cut-off Date Balance exceeds the applicable amount set forth below:

March 2008 to February 2009              0.85% with respect to March 2008, plus an
                                         additional 1/12th of 1.00% for each month
                                         thereafter.
March 2009 to February 2010              1.85% with respect to March 2009, plus an
                                         additional 1/12th of 1.15% for each month
                                         thereafter.
March 2010 to February 2011              3.00% with respect to March 2010, plus an
                                         additional 1/12th of 0.90% for each month
                                         thereafter.
March 2011 to February 2012              3.90% with respect to March 2011, plus an
                                         additional 1/12th of 0.60% for each month
                                         thereafter.
March 2012 and thereafter                4.50%.

        Trust Fund:  The  segregated  pool of assets  subject  hereto,  consisting of: (i) the
Mortgage  Loans and the  related  Mortgage  Files;  (ii) all  payments on and  collections  in respect of the Mortgage  Loans due after the Cut-off Date (other than Monthly  Payments due in the month of the  Cut-off  Date) as shall be on  deposit  in the  Custodial  Account or in the
Certificate  Account and  identified  as  belonging  to the Trust Fund;  (iii) property  which
secured  a   Mortgage   Loan  and   which  has  been   acquired   for  the   benefit   of  the
Certificateholders  by foreclosure or deed in lieu of foreclosure;  (iv) the hazard  insurance policies and Primary Insurance  Policies  pertaining to the Mortgage Loans, if any; (v) rights under the Yield Maintenance  Agreement and any payments  thereunder;  and (vi) all proceeds of clauses (i) through (v) above.

        Trustee Information:  As specified in Section 12.05(a)(i)(A).

        Uncertificated Accrued Interest:  With respect to any REMIC I Regular Interest for any
Distribution  Date, one month's  interest at the related  Uncertificated  REMIC I Pass-Through
Rate for such Distribution Date, accrued on its Uncertificated  Principal Balance  immediately prior to such  Distribution  Date.  Uncertificated  Accrued  Interest  for the REMIC I Regular
Interests  shall accrue on the basis of a 360-day year  consisting  of twelve  30-day  months.
For purposes of  calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC I
Regular  Interests for any Distribution  Date, any Prepayment  Interest  Shortfalls and Relief
Act Shortfalls (to the extent not covered by Compensating  Interest)  relating to the Mortgage
Loans for any Distribution Date shall be allocated first, to  Uncertificated  Accrued Interest payable to REMIC I Regular  Interest  AA and REMIC I Regular  Interest  ZZ up to an  aggregate amount equal to the REMIC I Interest Loss Allocation  Amount,  98% and 2%,  respectively,  and thereafter  any  remaining  Prepayment  Interest  Shortfalls  (to the  extent  not  covered by
Eligible Master Servicing  Compensation)  for any  Distribution  Date shall be allocated among
REMIC I Regular  Interest AA, REMIC I Regular  Interest  A-1,  REMIC I Regular  Interest  A-2,
REMIC I Regular  Interest A-3A,  REMIC I Regular  Interest A-3B, REMIC I Regular Interest M-1,
REMIC I Regular  Interest M-2,  REMIC I Regular  Interest M-3,  REMIC I Regular  Interest M-1,
REMIC I Regular  Interest M-4,  REMIC I Regular  Interest M-5,  REMIC I Regular  Interest M-6,
REMIC I Regular  Interest M-7, REMIC I Regular  Interest M-8, REMIC I Regular Interest M-9 and
REMIC I Regular Interest ZZ, pro rata based on, and to the extent of,  Uncertificated  Accrued
Interest, as calculated without application of this sentence.

        Uncertificated  Notional  Amount:  With respect to the REMIC II Regular Interest SB-IO component  of the Class SB  Certificates  and any  Distribution  Date,  an amount equal to the aggregate  Uncertificated  Principal  Balance  of the  REMIC  I  Regular  Interests  for  such
Distribution Date.

        Uncertificated   Principal  Balance:  As  of  the  Closing  Date,  the  Uncertificated
Principal  Balance of each REMIC I Regular  Interest  shall  equal the amount set forth in the
Preliminary  Statement  hereto  as its  initial  Uncertificated  Principal  Balance.  On  each
Distribution  Date,  the  Uncertificated  Principal  Balance of each REMIC I Regular  Interest shall  be  reduced  by all  distributions  of  principal  deemed  made on such  REMIC  Regular
Interest  on such  Distribution  Date  pursuant  to  Section  4.02 and,  if and to the  extent necessary and  appropriate,  shall be further  reduced on such  Distribution  Date by Realized
Losses as  provided  in Section  4.05,  and the  Uncertificated  Principal  Balance of REMIC I
Regular  Interest ZZ shall be  increased  by the  related  interest  deferrals  as provided in
Section 4.02.  The  Uncertificated  Principal  Balance of each REMIC I Regular  Interest shall never be less than  zero.  With  respect to the REMIC II Regular  Interest  SB-PO,  an initial amount  equal to the  amount  set forth in the  Preliminary  Statement  hereto as its  initial
Uncertificated  Principal Balance.  On each Distribution  Date, the  Uncertificated  Principal
Balance of each REMIC II Regular  Interest shall be reduced by all  distributions of principal deemed made on such REMIC  Regular  Interest  on such  Distribution  Date  pursuant to Section
4.02 and, if and to the extent  necessary and  appropriate,  shall be further  reduced on such
Distribution Date by Realized Losses as provided in Section 4.05.

        Uncertificated  REMIC I Pass-Through  Rate: With respect to any  Distribution  Date, a per annum rate equal to the weighted  average of the Net Mortgage  Rates of the Mortgage Loans in effect for the scheduled  Monthly  Payments due on such  Mortgage  Loans during the related
Due Period.

        Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration  of such  property  is not fully  reimbursable  by the hazard  insurance policies.

        United  States  Person:  A citizen or resident of the United  States,  a  corporation, partnership  or other  entity  (treated as a  corporation  or  partnership  for United  States federal  income  tax  purposes)  created  or  organized  in, or under the laws of,  the United
States,  any state thereof,  or the District of Columbia (except in the case of a partnership, to the extent  provided in Treasury  regulations)  provided that,  for purposes  solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity treated as a partnership  for United States  federal  income tax purposes shall be treated as a United
States Person unless all persons that own an interest in such  partnership  either directly or through any entity that is not a  corporation  for United States  federal  income tax purposes are required by the applicable  operative  agreement to be United States Persons, or an estate that is  described  in Section  7701(a)(30)(D)  of the Code,  or a trust that is  described in
Section 7701(a)(30)(E) of the Code.

        VA:  The Veterans Administration, or its successor.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate.  98.00% of all of the Voting  Rights  shall be allocated  among
Holders  of  the  Class  A  and  Class  M  Certificates,  in  proportion  to  the  outstanding
Certificate  Principal  Balances  of their  respective  Certificates;  1% of all of the Voting
Rights shall be  allocated  among the Holders of the Class SB  Certificates;  0.50% and 0.50%,
of all of the Voting  Rights  shall be  allocated  to each of the Holders of the Class R-I and
Class R-II  Certificates,  respectively;  in each case to be allocated among the  Certificates of such Class in accordance with their respective Percentage Interest.

        Yield  Maintenance  Agreement:  The  yield  maintenance  agreement,  effective  as  of
March 3,  2006, between the Yield Maintenance Agreement Provider and the Trustee, on behalf of the Trust,  which  agreement  provides for Yield  Maintenance  Payments and Yield  Maintenance
Termination  Payments  to  be  paid,  as  provided  therein,   together  with  any  schedules,
confirmations or other agreements relating thereto, attached hereto as Exhibit U.

        Yield Maintenance  Agreement  Notional Balance:  With respect to any Distribution Date specified  below  and the  Yield  Maintenance  Agreement,  the  lesser  of  (1) the  aggregate
Certificate  Principal  Balance of the Class A and Class M Certificates  immediately  prior to that Distribution Date and (2) the amount specified below for that Distribution Date:

                         NOTIONAL                          NOTIONAL
  DISTRIBUTION DATE     BALANCE ($)   DISTRIBUTION DATE  BALANCE ($)
March 2006.........                   September 2008...
                         785,601,000                     284,153,191
April 2006.........                   October 2008.....
                         779,160,212                     273,895,985
May 2006...........                   November 2008....
                         770,651,747                     264,028,529
June 2006..........                   December 2008....
                         760,083,215                     254,534,751
July 2006..........                   January 2009.....
                         747,454,087                     245,400,494
August 2006........                   February 2009....
                         732,796,666                     236,609,759
September 2006.....                   March 2009.......
                         716,180,225                     228,148,472
October 2006.......                   April 2009.......
                         697,664,371                     225,964,660
November 2006......                   May 2009.........
                         677,334,155                     218,404,806
December 2006......                   June 2009........
                         656,090,989                     211,125,303
January 2007.......                   July 2009........
                         634,203,918                     204,114,844
February 2007......                   August 2009......
                         613,032,640                     197,362,516
March 2007.........                   September 2009...
                         592,584,171                     190,857,818
April 2007.........                   October 2009.....
                         572,832,818                     184,590,916
May 2007...........                   November 2009....
                         553,753,914                     178,552,287
June 2007..........                   December 2009....
                         535,298,459                     172,732,815
July 2007..........                   January 2010.....
                         517,471,775                     167,123,774
August 2007........                   February 2010....
                         500,251,514                     161,716,809
September 2007.....                   March 2010.......
                         483,584,174                     156,503,925
October 2007.......                   April 2010.......
                         467,154,902                     151,477,458
November 2007......                   May 2010.........
                         450,031,793                     146,630,074
December 2007......                   June 2010........
                         425,259,708                     141,954,746
January 2008.......                   July 2010........
                         401,945,811                     137,444,746
February 2008......                   August 2010......
                         380,234,104                     133,093,630
March 2008.........                   September 2010...
                         360,134,682                     128,895,222
April 2008.........                   October 2010.....
                         342,024,698                     124,843,606
May 2008...........                   November 2010....
                         329,428,825                     120,933,115
June 2008..........                   December 2010....
                         317,436,020                     117,158,317
July 2008..........                   January 2011.....
                         305,905,004                     113,514,005
August 2008........                   February 2011....
                         294,817,029                     109,995,317

        Yield Maintenance  Agreement Provider:  The yield maintenance agreement provider under the Yield  Maintenance  Agreement  required to make payments to the Trustee for payment to the
Trust Fund  pursuant to the terms of the Yield  Maintenance  Agreement,  and any  successor in interest or assign.  Initially,  the Yield  Maintenance  Agreement  Provider shall be Deutsche
Bank AG, New York Branch.

        Yield Maintenance  Agreement  Termination  Payment:  Upon the designation of an "Early
Termination  Date" as defined in the Yield  Maintenance  Agreement,  the payment to be made by the Yield  Maintenance  Agreement  Provider  to the  Trustee  for  payment  to the Trust  Fund pursuant to the terms of the Yield Maintenance Agreement.

        Yield  Maintenance  Payment:  With  respect to each  Distribution  Date,  any  payment received by the Trustee,  on behalf of the Trust Fund,  from the Yield  Maintenance  Agreement
Provider  pursuant  to the terms of the Yield  Maintenance  Agreement,  with  respect  to such
Distribution  Date,  provided that such payment shall not include any payment  received by the
Trustee,  on behalf of the  Trust  Fund,  that is a Yield  Maintenance  Agreement  Termination
Payment, except as set forth in Section 4.09(e).

Section 1.02.  Determination of LIBOR.

        LIBOR  applicable  to the  calculation  of the  Pass-Through  Rate on the  Class A and
Class M  Certificates  for any Interest  Accrual  Period will be determined on each LIBOR Rate
Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment Date is not a Business Day, then on the next  succeeding  Business Day,  LIBOR shall be established by the  Trustee  and, as to any  Interest  Accrual  Period,  will equal the rate for one month
United  States  dollar  deposits  that  appears  on  the  Telerate  Screen  Page  3750  as  of
11:00 a.m.,  London time,  on such LIBOR Rate  Adjustment  Date.  "Telerate  Screen Page 3750"
means the display  designated as page 3750 on the Bridge Telerate  Service (or such other page as may  replace  page 3750 on that  service  for the purpose of  displaying  London  interbank offered rates of major  banks).  If such rate does not appear on such page (or such other page as may replace  that page on that  service,  or if such  service is no longer  offered,  LIBOR shall be so  established  by use of such other  service  for  displaying  LIBOR or  comparable rates as may be selected by the Trustee  after  consultation  with the Master  Servicer),  the rate will be the  Reference  Bank Rate.  The  "Reference  Bank Rate" will be determined on the basis of the rates at which  deposits  in U.S.  Dollars  are  offered by the  reference  banks
(which  shall be any  three  major  banks  that are  engaged  in  transactions  in the  London interbank market,  selected by the Trustee after  consultation with the Master Servicer) as of
11:00  a.m.,  London  time,  on the LIBOR Rate  Adjustment  Date to prime  banks in the London interbank  market for a period of one month in amounts  approximately  equal to the  aggregate
Certificate  Principal Balance of the Class A and Class M Certificates  then outstanding.  The
Trustee shall request the  principal  London office of each of the reference  banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next multiple of 1/16%.  If on such date fewer than two quotations are provided as requested,  the rate will be the arithmetic  mean of the rates  quoted by one or more major banks in New York City,  selected by the Trustee  after consultation  with the Master  Servicer,  as of 11:00 a.m.,  New York City time,  on such date for loans in U.S.  Dollars  to  leading  European  banks for a period of one month in  amounts approximately  equal to the aggregate  Certificate  Principal Balance of the Class A and Class
M Certificates  then  outstanding.  If no such  quotations  can be obtained,  the rate will be
LIBOR for the prior Distribution Date;  provided however,  if, under the priorities  described above,  LIBOR for a  Distribution  Date would be based on LIBOR for the previous  Distribution
Date for the third  consecutive  Distribution  Date,  the Trustee shall select an  alternative comparable  index  (over which the Trustee has no  control),  used for  determining  one-month
Eurodollar  lending rates that is calculated  and published (or otherwise  made  available) by an independent  party. The  establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment
Date and the Trustee's  subsequent  calculation of the  Pass-Through  Rates  applicable to the
Class A and Class M Certificates for the relevant  Interest Accrual Period,  in the absence of manifest  error,  will be final and binding.  Promptly  following  each LIBOR Rate  Adjustment
Date the Trustee  shall supply the Master  Servicer with the results of its  determination  of
LIBOR on such  date.  Furthermore,  the  Trustee  shall  supply  to any  Certificateholder  so requesting by calling the Trustee at  1-800-275-2048  the Pass-Through Rate on the Class A and
Class M Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II
                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby assign to the Trustee without  recourse all the right,  title and interest of the Depositor in and to (i) the  Mortgage  Loans,  including  all interest and  principal on or with respect to the Mortgage  Loans due on or after the Cut-off  Date (other than Monthly  Payments due on the
Mortgage Loans in the month of the Cut-off Date);  and (ii) all proceeds of the foregoing.  In addition,  on the  Closing  Date,  the  Trustee  is hereby  directed  to enter  into the Yield
Maintenance  Agreement  on  behalf of the Trust  Fund  with the  Yield  Maintenance  Agreement
Provider.

               The  Depositor,  the  Master  Servicer  and the  Trustee  agree  that it is not intended  that  any  mortgage  loan  be  included  in the  Trust  Fund  that is  either  (i) a
"High-Cost  Home Loan" as defined in the New Jersey  Home  Ownership  Security  Act  effective
November  27,  2003,  (ii) a  "High-Cost  Home Loan" as  defined  in the New Mexico  Home Loan
Protection  Act effective  January 1, 2004,  (iii) a "High Cost Home Mortgage Loan" as defined in the  Massachusetts  Predatory Home Loan Practices Act effective  November 7, 2004 or (iv) a
"High-Cost  Home Loan" as defined in the  Indiana  Home Loan  Practices  Act  effective  as of
January 1, 2005.

(b)     In connection with such assignment,  and  contemporaneously  with the delivery of this
Agreement,  the Depositor  delivered or caused to be delivered  hereunder to the Trustee,  the
Yield  Maintenance  Agreement (the delivery of which shall evidence that the fixed payment for the Yield  Maintenance  Agreement  has been paid and the Trustee and the Trust Fund shall have no further  payment  obligation  thereunder  and that such fixed  payment has been  authorized hereby),  and  except as set forth in Section  2.01(c)  below and  subject to Section  2.01(d)
below,  the Depositor does hereby  deliver to, and deposit with,  the Trustee,  or to and with one or more  Custodians,  as the  duly  appointed  agent or  agents  of the  Trustee  for such purpose,  the  following  documents  or  instruments  (or copies  thereof as permitted by this
Section) with respect to each Mortgage Loan (other than a Cooperative Loan) so assigned:

(i)     The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the originator  thereof to the Person endorsing  it to the Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original lost note affidavit from the related  Seller or Residential  Funding  stating that the original  Mortgage  Note was lost,  misplaced or  destroyed,  together with a copy of the related Mortgage Note;

(ii)    The original  Mortgage,  noting the  presence of the MIN of the Mortgage  Loan (if the
        Mortgage  Loan is registered  on the MERS(R)System) and language  indicating  that the
        Mortgage  Loan is a MOM Loan if the  Mortgage  Loan is a MOM Loan,  with  evidence  of recording  indicated  thereon or, if the original  Mortgage has not yet been  returned from the public  recording  office,  a copy of the original  Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System,  the Assignment (which may be included in one or more blanket  assignments if permitted by applicable law) of the
        Mortgage to the Trustee  with  evidence of  recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator  to the Person  assigning it to the Trustee (or to
        MERS,  if the Mortgage  Loan is registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation  noted thereon or attached  thereto,  or a copy of  such  assignment  or  assignments  of the  Mortgage  with  evidence  of  recording indicated thereon; and

(v)     The original of each modification,  assumption  agreement or preferred loan agreement, if any,  relating to such Mortgage  Loan, or a copy of each  modification,  assumption agreement or preferred loan agreement.

(II) with respect to each Cooperative Loan so assigned:

(i)     The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the originator  thereof to the
               Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage
               Note, an original lost note  affidavit  from the related  Seller or Residential
               Funding  stating  that the  original  Mortgage  Note  was  lost,  misplaced  or destroyed, together with a copy of the related Mortgage Note;

(ii)    A counterpart of the Cooperative  Lease and the Assignment of Proprietary Lease to the
               originator of the  Cooperative  Loan with  intervening  assignments  showing an unbroken chain of title from such originator to the Trustee;

(iii)   The related Cooperative Stock Certificate,  representing the related Cooperative Stock pledged with respect to such Cooperative  Loan,  together with an undated stock power (or other similar instrument) executed in blank;

(iv)    The  original  recognition  agreement  by  the  Cooperative  of the  interests  of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi)    Copies of the original UCC-1 financing  statement,  and any  continuation  statements, filed by the originator of such  Cooperative  Loan as secured party,  each with evidence of recording thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii)   Copies  of  the  filed  UCC-3  assignments  or  amendments  of the  security  interest referenced  in clause (vi) above  showing an  unbroken  chain of title from the originator to the Trustee, each with evidence of recording thereof,  evidencing the interest of the originator under the Security  Agreement and the Assignment of Proprietary Lease;

(viii)  An executed  assignment of the interest of the  originator in the Security  Agreement,
               Assignment of Proprietary  Lease and the  recognition  agreement  referenced in clause (iv) above,  showing an unbroken  chain of title from the  originator to the Trustee;

(ix)    The original of each modification,  assumption  agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x)     A duly completed UCC-1 financing  statement showing the Master Servicer as debtor, the
               Depositor  as secured  party and the Trustee as assignee  and a duly  completed
               UCC-1  financing  statement  showing the Depositor as debtor and the Trustee as secured party,  each in a form  sufficient for filing,  evidencing the interest of such debtors in the Cooperative Loans.

        The Depositor  may, in lieu of  delivering  the original of the documents set forth in
Section 2.01(b)(ii),  (iii),  (iv) and (v) (or copies thereof as permitted by Section 2.01(b))
to the Trustee or the  Custodian,  deliver  such  documents  to the Master  Servicer,  and the
Master  Servicer  shall hold such  documents  in trust for the use and  benefit of all present and future  Certificateholders  until such time as is set forth in the next  sentence.  Within thirty  Business  Days  following the earlier of (i) the receipt of the original of all of the documents or  instruments  set forth in Section  2.01(b)(ii),  (iii),  (iv) and (v) (or copies thereof as permitted by such  Section)  for any  Mortgage  Loan and (ii) a written  request by the Trustee to deliver those  documents  with respect to any or all of the Mortgage Loans then being held by the Master  Servicer,  the Master  Servicer shall deliver a complete set of such documents to the Trustee or the Custodian that is the duly appointed agent of the Trustee.

(c)     Notwithstanding  the  provisions of Section  2.01(b),  in the event that in connection with any Mortgage  Loan, if the  Depositor  cannot  deliver the original of the Mortgage,  any assignment,  modification,  assumption  agreement or preferred loan agreement (or copy thereof as permitted by Section  2.01(b)) with  evidence of recording  thereon  concurrently  with the execution  and  delivery  of this  Agreement  because  of (i) a  delay  caused  by the  public recording  office  where such  Mortgage,  assignment,  modification,  assumption  agreement or preferred  loan agreement as the case may be, has been  delivered for  recordation,  or (ii) a delay in the receipt of certain  information  necessary  to prepare  the related  assignments, the  Depositor  shall  deliver  or cause to be  delivered  to the  Trustee  or the  respective
Custodian  a  copy  of  such  Mortgage,  assignment,  modification,  assumption  agreement  or preferred loan agreement.
        The Depositor  shall  promptly cause to be recorded in the  appropriate  public office for real  property  records the  Assignment  referred to in clause  (iii) of Section  2.01(b), except (a) in states  where,  in the  Opinion of Counsel  acceptable  to the Master  Servicer, such  recording is not  required to protect the  Trustee's  interests in the Mortgage  Loan or
(b) if  MERS is  identified  on the  Mortgage  or on a  properly  recorded  assignment  of the
Mortgage  as the  mortgagee  of record  solely as  nominee  for  Residential  Funding  and its successors and assigns,  and shall  promptly  cause to be filed the Form UCC-3  assignment and
UCC-1 financing  statement referred to in clause (II)(vii) and (x),  respectively,  of Section
2.01(b).  If any  Assignment,  Form UCC-3 or Form UCC-1,  as  applicable,  is lost or returned unrecorded  to the Depositor  because of any defect  therein,  the  Depositor  shall prepare a substitute  Assignment,  Form UCC-3 or Form UCC-1, as applicable,  or cure such defect, as the case may be, and cause such  Assignment  to be recorded  in  accordance  with this  paragraph.
The  Depositor  shall  promptly  deliver  or  cause  to be  delivered  to the  Trustee  or the respective  Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1,  as applicable,
(or copy  thereof as  permitted  by Section  2.01(b))  with  evidence of  recording  indicated
thereon  at the time  specified  in Section  2.01(c).  In  connection  with its  servicing  of
Cooperative  Loans, the Master Servicer will use its best efforts to file timely  continuation statements  with regard to each  financing  statement and  assignment  relating to Cooperative
Loans as to which the related  Cooperative  Apartment  is located  outside of the State of New
York.

        If the Depositor  delivers to the Trustee or Custodian any Mortgage Note or Assignment
of Mortgage in blank,  the Depositor  shall,  or shall cause the  Custodian  to,  complete the endorsement  of the Mortgage  Note and the  Assignment  of Mortgage in the name of the Trustee in conjunction  with the Interim  Certification  issued by the Custodian,  as  contemplated by
Section 2.02.

        Any of the items set forth in Sections  2.01(b)(ii),  (iii),  (iv) and (v) that may be delivered  as a copy  rather  than  the  original  may be  delivered  to  the  Trustee  or the
Custodian.

        In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS(R)
System,  the Depositor  further  agrees that it will cause,  at the  Depositor's  own expense, within 30  Business  Days after the  Closing  Date,  the MERS(R)System to  indicate  that such
Mortgage  Loans have been  assigned by the  Depositor to the Trustee in  accordance  with this
Agreement for the benefit of the  Certificateholders  by including  (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance  with this  Agreement) in such computer files (a) the code in the field  which  identifies  the  specific  Trustee and (b) the code in the field "Pool Field" which  identifies the series of the  Certificates  issued in connection with such Mortgage Loans.  The Depositor  further agrees that it will not, and will not permit the Master  Servicer  to, and the Master  Servicer  agrees  that it will not,  alter the codes referenced  in this  paragraph  with  respect  to any  Mortgage  Loan  during the term of this
Agreement  unless and until such Mortgage Loan is repurchased in accordance  with the terms of this Agreement.

(d)     It is intended  that the  conveyances  by the Depositor to the Trustee of the Mortgage
Loans as provided for in this  Section  2.01 be  construed  as a sale by the  Depositor to the
Trustee of the Mortgage Loans for the benefit of the  Certificateholders.  Further,  it is not intended  that any such  conveyance  be  deemed to be a pledge  of the  Mortgage  Loans by the
Depositor to the Trustee to secure a debt or other  obligation of the Depositor.  However,  in the event that the Mortgage  Loans are held to be property of the Depositor or of  Residential
Funding,  or if for any reason this Agreement is held or deemed to create a security  interest in the Mortgage  Loans,  then it is intended that (a) this  Agreement  shall also be deemed to be a security  agreement  within  the  meaning  of  Articles  8 and 9 of the New York  Uniform
Commercial Code and the Uniform  Commercial  Code of any other  applicable  jurisdiction;  (b)
the  conveyances  provided  for in this  Section 2.01 shall be deemed to be (1) a grant by the
Depositor to the Trustee of a security  interest in all of the  Depositor's  right  (including the  power to convey  title  thereto),  title and  interest,  whether  now owned or  hereafter acquired,  in  and  to  (A)  the  Mortgage  Loans,  including  (a)(i)  with  respect  to  each
Cooperative  Loan, the related Mortgage Note,  Security  Agreement,  Assignment of Proprietary
Lease,  Cooperative  Stock  Certificate  and  Cooperative  Lease,  (ii) with  respect  to each
Mortgage Loan other than a Cooperative  Loan, the related Mortgage Note and Mortgage,  and (b)
any insurance  policies and all other documents in the related  Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans or the Yield  Maintenance  Agreement in accordance with the terms  thereof and (C) any and all general  intangibles,  payment  intangibles,  accounts, chattel paper,  instruments,  documents,  money,  deposit  accounts,  certificates of deposit, goods,  letters of credit,  advices of credit and  investment  property and other  property of whatever kind or description  now existing or hereafter  acquired  consisting of, arising from or  relating  to any of the  foregoing,  and all  proceeds  of the  conversion,  voluntary  or
involuntary,  of  the  foregoing  into  cash,  instruments,   securities  or  other  property,
including  without  limitation  all  amounts  from  time  to  time  held  or  invested  in the
Certificate  Account  or the  Custodial  Account,  whether  in the form of cash,  instruments, securities  or other  property and (2) an  assignment  by the  Depositor to the Trustee of any security  interest  in any and all of  Residential  Funding's  right  (including  the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to  the  property  described  in  the  foregoing  clauses  (1)(A),  (B)  and  (C)  granted  by
Residential  Funding  to  the  Depositor  pursuant  to  the  Assignment  Agreement;   (c)  the
possession by the Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as they constitute  instruments,  money,  payment intangibles, negotiable  documents,  goods,  deposit  accounts,  letters  of  credit,  advices  of  credit, investment  property,  certificated  securities  or  chattel  paper  shall  be  deemed  to  be
"possession  by the secured  party," or  possession  by a purchaser or a person  designated by such secured party, for purposes of perfecting the security  interest  pursuant to the Uniform
Commercial  Code  as in  effect  in the  States  of New  York  and  Minnesota  and  any  other applicable  jurisdiction;  and  (d)  notifications  to  persons  holding  such  property,  and acknowledgments,  receipts or  confirmations  from  persons  holding such  property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or  confirmations  from,  securities intermediaries,  bailees or agents of, or persons  holding  for, (as  applicable)  the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's  direction,  Residential Funding and the Trustee shall, to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this  Agreement  was deemed to create a security  interest in the
Mortgage  Loans and the other  property  described  above,  such  security  interest  would be deemed to be a perfected  security  interest of first priority  under  applicable law and will be maintained as such throughout the term of this Agreement.  Without  limiting the generality of the  foregoing,  the  Depositor  shall  prepare and deliver to the Trustee not less than 15 days prior to any filing date and,  the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Depositor,  all filings  necessary to maintain the  effectiveness of any original filings  necessary under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect  the  Trustee's  security  interest  in or lien on the
Mortgage Loans, as evidenced by an Officers'  Certificate of the Depositor,  including without limitation (x)  continuation  statements,  and (y) such other  statements as may be occasioned by (1) any  change  of  name of  Residential  Funding,  the  Depositor  or the  Trustee  (such preparation  and filing shall be at the expense of the Trustee,  if  occasioned by a change in the  Trustee's  name),  (2) any  change  of  location  of the place of  business  or the chief executive  office of Residential  Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and  based  solely  upon a receipt  or  certification  executed  by the
Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the Trustee)
of the  documents  referred to in Section  2.01(b)(i)  above (except that for purposes of such acknowledgment  only, a Mortgage  Note may be endorsed in blank and an  Assignment of Mortgage may be in blank) and declares  that it, or a Custodian as its agent,  holds and will hold such documents and the other  documents  constituting a part of the Mortgage Files delivered to it, or a  Custodian  as its  agent,  in trust for the use and  benefit of all  present  and future
Certificateholders.  The Trustee or  Custodian  (such  Custodian  being so  obligated  under a
Custodial  Agreement) agrees, for the benefit of  Certificateholders,  to review each Mortgage
File  delivered  to it pursuant to Section  2.01(b)  within 45 days after the Closing  Date to ascertain that all required  documents  (specifically as set forth in Section  2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans  identified on the  Mortgage  Loan  Schedule,  as  supplemented,  that have been  conveyed  to it,  and to deliver to the Trustee a  certificate  (the  "Interim  Certification")  to the effect that all documents  required to be delivered  pursuant to Section  2.01(b) above have been executed and received and that such  documents  relate to the  Mortgage  Loans  identified  on the Mortgage
Loan  Schedule,  except for any  exceptions  listed on  Schedule A  attached  to such  Interim
Certification.  Upon delivery of the Mortgage  Files by the Depositor or the Master  Servicer,
the Trustee  shall  acknowledge  receipt  (or,  with  respect to Mortgage  Loans  subject to a
Custodial   Agreement,   and  based  solely  upon  a  receipt  or  certification  (the  "Final
Certification")  executed by the Custodian,  receipt by the  respective  Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b) above.

        If  the  Custodian,   as  the  Trustee's  agent,   finds  any  document  or  documents
constituting  a  part  of a  Mortgage  File  to be  missing  or  defective,  upon  receipt  of notification  from the Custodian as specified in the  succeeding  sentence,  the Trustee shall promptly so notify or cause the  Custodian to notify the Master  Servicer  and the  Depositor;
provided,  that if the Mortgage  Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement,  no notification shall be necessary.  Pursuant to Section 2.3 of the
Custodial  Agreement,  the Custodian  will notify the Master  Servicer,  the Depositor and the
Trustee of any such  omission or defect  found by it in respect of any  Mortgage  File held by it in respect  of the items  received  by it  pursuant  to the  Custodial  Agreement.  If such omission or defect  materially  and adversely  affects the  interests in the related  Mortgage
Loan  of the  Certificateholders,  the  Master  Servicer  shall  promptly  notify  Residential
Funding of such omission or defect and request that  Residential  Funding correct or cure such omission  or defect  within 60 days from the date the Master  Servicer  was  notified  of such omission or defect  and,  if  Residential  Funding  does not correct or cure such  omission or defect within such period,  then  Residential  Funding shall  purchase such Mortgage Loan from the Trust Fund at its Purchase  Price,  in either case within 90 days from the date the Master
Servicer  was  notified of such  omission or defect;  provided  that if the omission or defect would cause the Mortgage  Loan to be other than a  "qualified  mortgage" as defined in Section
860G(a)(3) of the Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was discovered;  and provided  further,  that no cure,  substitution or repurchase shall be  required  if such  omission  or defect is in respect of a  Mortgage  Loan  listed on
Schedule A of the  Assignment  Agreement.  The Purchase Price for any such Mortgage Loan shall be  deposited  or caused to be  deposited  by the Master  Servicer  in the  Custodial  Account
maintained  by it  pursuant  to  Section  3.07 and,  upon  receipt  by the  Trustee of written notification of such deposit signed by a Servicing Officer,  the Trustee or any Custodian,  as
the case may be,  shall  release to  Residential  Funding  the related  Mortgage  File and the
Trustee shall execute and deliver such  instruments of transfer or assignment  prepared by the
Master Servicer,  in each case without recourse,  as shall be necessary to vest in Residential
Funding or its  designee  any Mortgage  Loan  released  pursuant  hereto and  thereafter  such
Mortgage Loan shall not be part of the Trust Fund. In  furtherance  of the  foregoing,  if the
Subservicer  or  Residential  Funding that  repurchases  the Mortgage  Loan is not a member of
MERS and the  Mortgage is  registered  on the MERS  System,  the Master  Servicer,  at its own
expense  and without  any right of  reimbursement,  shall cause MERS to execute and deliver an assignment  of the Mortgage in  recordable  form to transfer  the  Mortgage  from MERS to such
Subservicer  or  Residential  Funding  and  shall  cause  such  Mortgage  to be  removed  from registration  on the MERS  System in  accordance  with  MERS's  rules and  regulations.  It is understood and agreed that the obligation of Residential  Funding,  to so cure or purchase any
Mortgage  Loan as to which a material  and  adverse  defect in or  omission  of a  constituent document  exists  shall  constitute  the  sole  remedy  respecting  such  defect  or  omission available to Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03.  Representations,  Warranties  and  Covenants  of the Master  Servicer  and the
                      Depositor.

(a)     The Master Servicer  hereby  represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)     The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws  governing  its creation and  existence  and is or will be in compliance  with the laws of each state in which any Mortgaged  Property is located to the extent necessary to ensure the  enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The  execution  and  delivery  of  this  Agreement  by the  Master  Servicer  and  its performance  and  compliance  with the terms of this  Agreement  will not  violate the
        Master  Servicer's  Certificate  of  Incorporation  or Bylaws or constitute a material default (or an event which,  with notice or lapse of time, or both, would constitute a material  default) under, or result in the material breach of, any material  contract, agreement or other  instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization,  execution and delivery by the Trustee and the  Depositor,  constitutes  a valid,  legal and  binding  obligation  of the  Master
        Servicer,  enforceable  against  it in  accordance  with the terms  hereof  subject to
        applicable  bankruptcy,   insolvency,   reorganization,   moratorium  and  other  laws
        affecting the enforcement of creditors' rights generally and to general  principles of equity,  regardless  of whether such  enforcement  is  considered  in a proceeding  in equity or at law;

(iv)    The  Master  Servicer  is not in  default  with  respect to any order or decree of any court  or any  order,  regulation  or  demand  of any  federal,  state,  municipal  or governmental  agency,  which default might have consequences that would materially and adversely  affect  the  condition  (financial  or other) or  operations  of the Master
        Servicer or its properties or might have consequences that would materially  adversely affect its performance hereunder;

(v)     No  litigation  is  pending  or,  to the  best  of the  Master  Servicer's  knowledge, threatened  against the Master  Servicer  which would  prohibit its entering into this
        Agreement or performing its obligations under this Agreement;

(vi)    The Master  Servicer shall comply in all material  respects in the performance of this
        Agreement  with all  reasonable  rules and  requirements  of each  insurer  under each
        Required Insurance Policy;

(vii)   No information,  certificate of an officer,  statement  furnished in writing or report delivered  to the  Depositor,  any  Affiliate  of the  Depositor or the Trustee by the
        Master  Servicer  will,  to the knowledge of the Master  Servicer,  contain any untrue statement  of a  material  fact  or  omit  a  material  fact  necessary  to  make  the information, certificate, statement or report not misleading;

(viii)  The  Master  Servicer  has  examined  each  existing,   and  will  examine  each  new,
        Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms
        of  each  existing  Subservicing   Agreement  and  each  designated   Subservicer  are
        acceptable  to the Master  Servicer and any new  Subservicing  Agreements  will comply with the provisions of Section 3.02; and

(ix)    The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all material  respects  with the  rules  and  procedures  of MERS in  connection  with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the  representations and warranties set forth in this
Section 2.03(a)  shall survive  delivery of the  respective  Mortgage  Files to the Trustee or any Custodian.  Upon discovery by either the Depositor,  the Master  Servicer,  the Trustee or any  Custodian  of a breach  of any  representation  or  warranty  set  forth in this  Section
2.03(a) which  materially  and adversely  affects the interests of the  Certificateholders  in any Mortgage Loan, the party  discovering  such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial  Agreement).  Within 90 days of its  discovery or its receipt of notice of such breach,  the Master  Servicer  shall either
(i) cure such breach in all  material  respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related  document,  purchase such Mortgage Loan from the Trust
Fund at the Purchase  Price and in the manner set forth in Section 2.02;  provided that if the breach  would cause the Mortgage  Loan to be other than a  "qualified  mortgage" as defined in
Section  860G(a)(3) of the Code,  any such cure or  repurchase  must occur within 90 days from the date such  breach was  discovered.  The  obligation  of the Master  Servicer  to cure such breach or to so purchase such Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty set forth in this Section  2.03(a)  available to the
Certificateholders or the Trustee on behalf of the Certificateholders.

(b)     The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the
Certificateholders  that as of the Closing Date (or, if otherwise  specified  below, as of the date so specified):  (i) the  information  set forth in Exhibit G  hereto with respect to each
Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and correct in all material respects  at  the  respective  date  or  dates  which  such  information  is  furnished;  (ii)
immediately  prior to the conveyance of the Mortgage  Loans to the Trustee,  the Depositor had
good title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any  pledge,
lien,   encumbrance  or  security  interest  (other  than  rights  to  servicing  and  related compensation)  and such conveyance  validly  transfers  ownership of the Mortgage Loans to the
Trustee free and clear of any pledge, lien,  encumbrance or security interest;  and (iii) each
Mortgage Loan  constitutes a qualified  mortgage under Section  860G(a)(3)(A)  of the Code and
Treasury Regulations Section 1.860G-2(a)(1).

        It is understood and agreed that the  representations and warranties set forth in this
Section 2.03(b)  shall survive  delivery of the  respective  Mortgage  Files to the Trustee or any Custodian.

        Upon  discovery  by any of the  Depositor,  the Master  Servicer,  the  Trustee or any
Custodian  of a  breach  of any of the  representations  and  warranties  set  forth  in  this
Section 2.03(b)    which   materially   and   adversely   affects   the   interests   of   the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written  notice to the other  parties  (any  Custodian  being so  obligated  under a Custodial
Agreement);  provided,  however,  that in the  event of a  breach  of the  representation  and warranty  set forth in  Section 2.03(b)(iii),  the party  discovering  such breach  shall give such notice within five days of  discovery.  Within 90 days of its discovery or its receipt of notice of breach,  the  Depositor  shall either (i) cure such breach in all material  respects or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase  Price and in the manner  set forth in  Section  2.02;  provided  that the  Depositor  shall  have the option to substitute  a  Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan if such substitution  occurs  within  two years  following  the  Closing  Date;  provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code,  any such cure,  substitution  or repurchase  must occur within 90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the Depositor  under the same terms and  conditions as provided in Section 2.04 for substitutions by Residential  Funding.  It is understood and agreed that the obligation of the  Depositor to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach  has  occurred  and is  continuing  shall  constitute  the sole  remedy respecting  such breach  available to the  Certificateholders  or the Trustee on behalf of the
Certificateholders.  Notwithstanding  the  foregoing,  the Depositor  shall not be required to cure  breaches  or purchase  or  substitute  for  Mortgage  Loans as provided in this  Section
2.03(b) if the substance of the breach of a  representation  set forth above also  constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.  Representations and Warranties of Residential Funding.

        The  Depositor,  as assignee of Residential  Funding under the  Assignment  Agreement, hereby  assigns to the  Trustee for the  benefit of the  Certificateholders  all of its right, title and  interest in respect of the  Assignment  Agreement  applicable  to a Mortgage  Loan.
Insofar as the Assignment  Agreement  relates to the  representations  and warranties  made by
Residential  Funding in respect of such  Mortgage  Loan and any remedies  provided  thereunder for any breach of such  representations and warranties,  such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

        Upon  the  discovery  by the  Depositor,  the  Master  Servicer,  the  Trustee  or any
Custodian of a breach of any of the  representations  and  warranties  made in the  Assignment
Agreement in respect of any Mortgage  Loan or of any  Repurchase  Event which  materially  and adversely  affects the interests of the  Certificateholders  in such Mortgage  Loan, the party discovering  such breach shall give prompt  written notice to the other parties (any Custodian being so obligated  under a Custodial  Agreement).  The Master  Servicer shall promptly notify
Residential  Funding of such breach or Repurchase Event and request that  Residential  Funding either (i) cure such breach or Repurchase  Event in all material  respects within 90 days from the date  the  Master  Servicer  was  notified  of such  breach  or  Repurchase  Event or (ii)
purchase such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;  provided  that, in the case of a breach or Repurchase  Event under the
Assignment  Agreement,  Residential  Funding  shall have the option to  substitute a Qualified
Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided that if the breach would cause the Mortgage
Loan to be other than a  "qualified  mortgage" as defined in Section  860G(a)(3)  of the Code, any such  cure or  substitution  must  occur  within  90 days  from the  date the  breach  was discovered.  If the breach of representation  and warranty that gave rise to the obligation to repurchase or substitute a Mortgage  Loan  pursuant to Section 4 of the  Assignment  Agreement was the  representation  and warranty set forth in clause (bb) of Section 4 thereof,  then the
Master  Servicer shall request that  Residential  Funding pay to the Trust Fund,  concurrently with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the
Trust Fund thereafter,  concurrently with such payment.  In the event that Residential Funding elects to  substitute a Qualified  Substitute  Mortgage  Loan or Loans for a Deleted  Mortgage
Loan pursuant to this Section 2.04,  Residential  Funding shall deliver to the Trustee for the benefit of the  Certificateholders  with respect to such Qualified Substitute Mortgage Loan or
Loans, the original  Mortgage Note, the Mortgage,  an Assignment of the Mortgage in recordable form,  and such other  documents  and  agreements  as are required by Section  2.01,  with the
Mortgage  Note  endorsed as  required by Section  2.01.  No  substitution  will be made in any calendar  month  after  the  Determination  Date for such  month.  Monthly  Payments  due with respect to  Qualified  Substitute  Mortgage  Loans in the month of  substitution  shall not be part of the Trust  Fund and will be  retained  by the  Master  Servicer  and  remitted  by the
Master  Servicer to  Residential  Funding on the next  succeeding  Distribution  Date. For the month of  substitution,  distributions  to the  Certificateholders  will  include  the Monthly
Payment  due on a Deleted  Mortgage  Loan for such month and  thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such  Deleted  Mortgage  Loan.
The Master  Servicer  shall amend or cause to be amended the  Mortgage  Loan  Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage  Loan and the  substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master Servicer
shall deliver the amended  Mortgage Loan Schedule to the Trustee and the Custodian.  Upon such substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject to the terms of this  Agreement and the related  Subservicing  Agreement in all respects,  and  Residential
Funding shall be deemed to have made the  representations  and warranties  with respect to the
Qualified Substitute Mortgage Loan contained in Section 4 of the Assignment  Agreement,  as of the date of  substitution,  and the  covenants,  representations  and  warranties set forth in this Section 2.04,  and in Section 2.03 hereof and in Section 4 of the  Assignment  Agreement, and the Master  Servicer  shall be obligated to  repurchase  or  substitute  for any Qualified
Substitute  Mortgage  Loan as to  which a  Repurchase  Event  (as  defined  in the  Assignment
Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection  with the  substitution  of one or more  Qualified  Substitute  Mortgage
Loans for one or more Deleted  Mortgage Loans,  the Master Servicer shall determine the amount
(if any) by which the Stated  Principal  Balance  of all such  Qualified  Substitute  Mortgage
Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such Deleted  Mortgage Loans (in each case after  application of the principal  portion of the  Monthly  Payments  due in the month of  substitution  that are to be  distributed  to the
Certificateholders  in the month of  substitution).  Residential  Funding  shall  deposit  the amount of such shortfall into the Custodial  Account on the day of  substitution,  without any reimbursement  therefor.  Residential  Funding  shall give notice in writing to the Trustee of such  event,  which  notice  shall  be  accompanied  by an  Officers'  Certificate  as to  the calculation  of such  shortfall and (subject to Section  10.01(f)) by an Opinion of Counsel to the effect  that such  substitution  will not cause (a) any  federal  tax to be imposed on the
Trust  Fund,   including   without   limitation,   any  federal  tax  imposed  on  "prohibited
transactions"  under  Section  860F(a)(1) of the Code or on  "contributions  after the startup date" under Section  860G(d)(1) of the Code or (b) any portion of any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the  obligation of  Residential  Funding to cure such breach or  purchase  (or  substitute  for) such  Mortgage  Loan as to which  such a breach has occurred and is continuing and to make any additional  payments  required under the Assignment
Agreement in  connection  with a breach of the  representation  and warranty in clause (bb) of
Section 4 thereof shall  constitute the sole remedy  respecting  such breach  available to the
Certificateholders  or the  Trustee  on  behalf  of  the  Certificateholders.  If  the  Master
Servicer  is  Residential  Funding,  then the  Trustee  shall  also have the right to give the notification  and require the purchase or  substitution  provided for in the second  preceding paragraph in the event of such a breach of a  representation  or warranty made by  Residential
Funding in the Assignment  Agreement.  In connection with the purchase of or substitution  for any such  Mortgage  Loan by  Residential  Funding,  the Trustee  shall  assign to  Residential
Funding  all of the  right,  title  and  interest  in  respect  of  the  Assignment  Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution  and  Authentication  of  Certificates;  Conveyance of REMIC Regular
                      Interests.

(a)     The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Mortgage  Files to it, or any  Custodian  on its  behalf,  subject  to any  exceptions noted,  together  with the  assignment  to it of all other assets  included in the Trust Fund, receipt of which is hereby  acknowledged.  Concurrently  with such  delivery  and in  exchange therefor,  the  Trustee,  pursuant  to the  written  request of the  Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and  delivered to or upon the order of the Depositor the  Certificates in authorized  denominations  which evidence ownership of the entire Trust Fund.

(b)     The  Depositor,  as of the Closing  Date,  and  concurrently  with the  execution  and delivery  hereof,  does hereby assign  without  recourse all the right,  title and interest of the Depositor in and to the  Uncertificated  REMIC I Regular  Interests to the Trustee for the
benefit  of  the   holders  of  each  Class  of   Certificates   (other  than  the  Class  R-I
Certificates).  The  Trustee  acknowledges  receipt  of the  Uncertificated  REMIC  I  Regular
Interests  and declares  that it holds and will hold the same in trust for the  exclusive  use and benefit of all present and future  holders of each Class of  Certificates  (other than the
Class R-I Certificates).

(c)     The  Depositor  concurrently  with the  execution  and  delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey in trust to the Trustee without recourse all the right,  title and interest of the Depositor in and to the REMIC I Regular  Interests,  and
the  other  assets  of  REMIC II for the  benefit  of the  holders  of the  REMIC  II  Regular
Interests and the Class R-II  Certificates.  The Trustee  acknowledges  receipt of the REMIC I
Regular  Interests  (which are  uncertificated)  and the other assets of REMIC II and declares that it holds  and  will  hold the same in trust  for the  exclusive  use and  benefit  of the holders of the REMIC II Regular Interests and the Class R-II Certificates.

Section 2.06.  Purposes and Powers of the Trust.

        The  purpose  of the  trust,  as  created  hereunder,  is to engage  in the  following activities:

(a)     To sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)     To  enter  into and  perform  its  obligations  under  this  Agreement  and the  Yield
Maintenance Agreement;

(c)     To  engage  in  those  activities  that  are  necessary,  suitable  or  convenient  to accomplish the foregoing or are incidental hereto or connected therewith; and

(d)     Subject to compliance with this Agreement,  to engage in such other  activities as may
be  required  in  connection   with   conservation  of  the  Trust  Fund  and  the  making  of
distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing activities.  Notwithstanding the  provisions  of Section  11.01,  the trust shall not engage in any activity  other than in connection  with the  foregoing or other than as required or  authorized  by the terms of this
Agreement  while any  Certificate  is  outstanding,  and this Section 2.06 may not be amended, without the consent of the  Certificateholders  evidencing a majority of the aggregate  Voting
Rights of the Certificates.

Section 2.07.  Agreement Regarding Ability to Disclose.

        The Depositor,  the Master Servicer and the Trustee hereby agree,  notwithstanding any other  express or implied  agreement to the  contrary,  that any and all  Persons,  and any of their respective employees,  representatives,  and other agents may disclose, immediately upon commencement of discussions,  to any and all Persons,  without limitation of any kind, the tax treatment  and tax  structure of the  transaction  and all  materials  of any kind  (including opinions  or  other  tax  analyses)  that are  provided  to any of them  relating  to such tax
treatment and tax structure.   For purposes of this  paragraph,  the terms "tax treatment" and
"tax structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III
                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master  Servicer  shall service and  administer  the Mortgage  Loans in accordance with  the  terms  of  this  Agreement  and  the  respective  Mortgage  Loans,  following  such procedures  as it would  employ in its good faith  business  judgment and which are normal and usual in its general mortgage servicing  activities,  and shall have full power and authority, acting alone or through  Subservicers  as provided in Section  3.02,  to do any and all things
which  it  may  deem   necessary  or  desirable  in   connection   with  such   servicing  and
administration.  Without limiting the generality of the foregoing,  the Master Servicer in its own name or in the name of a  Subservicer  is hereby  authorized  and empowered by the Trustee when the Master  Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best  judgment,  to  execute  and  deliver,  on behalf of the  Certificateholders  and the
Trustee  or any of them,  any and all  instruments  of  satisfaction  or  cancellation,  or of partial  or full  release  or  discharge,  or of  consent to  assumption  or  modification  in connection with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection  with the repurchase of a Mortgage Loan and all other  comparable  instruments,  or with respect to the  modification  or re-recording of a Mortgage for the purpose of correcting the  Mortgage,  the  subordination  of the lien of the  Mortgage in favor of a public  utility company or government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of foreclosure,  the commencement,  prosecution or completion of judicial or non-judicial foreclosure,  the conveyance of a Mortgaged  Property to the related insurer,  the acquisition of any property  acquired by foreclosure or deed in lieu of  foreclosure,  or the  management, marketing  and  conveyance  of any  property  acquired  by  foreclosure  or  deed  in  lieu of foreclosure  with respect to the Mortgage Loans and with respect to the Mortgaged  Properties.
The Master  Servicer  further is  authorized  and  empowered by the Trustee,  on behalf of the
Certificateholders  and the Trustee,  in its own name or in the name of the Subservicer,  when the Master  Servicer or the  Subservicer,  as the case may be,  believes it is  appropriate in its best  judgment to register any  Mortgage  Loan on the MERS(R)System,  or cause the removal from the  registration  of any Mortgage Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its  successors  and assigns.  Any expenses  incurred in  connection  with the actions  described in the  preceding sentence shall be borne by the Master  Servicer in accordance  with Section  3.16(c),  with no right of  reimbursement;  provided,  that if, as a result of MERS  discontinuing  or  becoming unable to continue  operations in connection  with the MERS(R)System,  it becomes  necessary to remove  any  Mortgage  Loan from  registration  on the MERS(R)System  and to  arrange  for the assignment  of the  related  Mortgages  to the  Trustee,  then any related  expenses  shall be reimbursable to the Master Servicer as set forth in Section  3.10(a)(ii).  Notwithstanding the foregoing,  subject to Section 3.07(a),  the Master Servicer shall not permit any modification with  respect to any  Mortgage  Loan that would both  constitute  a sale or  exchange  of such
Mortgage  Loan within the meaning of Section 1001 of the Code and any  proposed,  temporary or
final  regulations   promulgated   thereunder  (other  than  in  connection  with  a  proposed conveyance or  assumption  of such Mortgage Loan that is treated as a Principal  Prepayment in
Full  pursuant to Section  3.13(d)  hereof) and cause any REMIC  created  hereunder to fail to qualify as a REMIC under the Code.  The Trustee  shall  furnish the Master  Servicer  with any powers of  attorney  and other  documents  necessary  or  appropriate  to  enable  the  Master
Servicer to service and  administer  the Mortgage  Loans.  The Trustee shall not be liable for any  action  taken by the  Master  Servicer  or any  Subservicer  pursuant  to such  powers of attorney or other  documents.  In servicing  and  administering  any  Nonsubserviced  Mortgage
Loan, the Master Servicer shall, to the extent not  inconsistent  with this Agreement,  comply with the Program  Guide as if it were the  originator  of such  Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

(b)     The Master Servicer shall, to the extent  consistent with the servicing  standards set forth herein,  take  whatever  actions as may be necessary to file a claim under or enforce or allow the  Trustee to file a claim under or enforce any title  insurance  policy with  respect to any Mortgage Loan  including,  without  limitation,  joining in or causing any  Subservicer
(or any  other  party in  possession  of any title  insurance  policy)  to join in any  claims process,  negotiations,  actions or proceedings necessary to make a claim under or enforce any title  insurance  policy.  Notwithstanding  anything in this  Agreement to the  contrary,  the
Master  Servicer  shall not (unless the  Mortgagor  is in default with respect to the Mortgage
Loan or such  default is, in the  judgment  of the Master  Servicer,  reasonably  foreseeable)
make or permit any  modification,  waiver,  or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or  reissuance  of such  Mortgage Loan under Section 1001 of the Code (or  final,  temporary  or  proposed  Treasury  regulations  promulgated  thereunder)
(other than in  connection  with a proposed  conveyance  or  assumption  of such Mortgage Loan that is treated as a Principal  Prepayment  in Full  pursuant to Section  3.13(d)  hereof) and cause  any  REMIC  created  hereunder  to fail to  qualify  as a REMIC  under  the Code or the imposition of any tax on "prohibited  transactions" or "contributions"  after the startup date under the REMIC Provisions.

(c)     In  connection  with  servicing  and  administering  the  Mortgage  Loans,  the Master
Servicer  and  any  Affiliate  of the  Master  Servicer  (i)  may  perform  services  such  as appraisals  and  brokerage  services  that are  customarily  provided  by  Persons  other than servicers of mortgage  loans,  and shall be entitled to  reasonable  compensation  therefor in accordance  with  Section  3.10 and (ii)  may,  at its own  discretion  and on  behalf  of the
Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(d)     All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments on the  properties  subject to the Mortgage Loans shall not, for the purpose of calculating monthly  distributions to the  Certificateholders,  be added to the amount  owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such
Mortgage  Loan so permit,  and such costs  shall be  recoverable  to the extent  permitted  by
Section 3.10(a)(ii).

(e)     The Master  Servicer  may enter into one or more  agreements  in  connection  with the
offering  of  pass-through   certificates   evidencing   interests  in  one  or  more  of  the
Certificates  providing  for the  payment by the Master  Servicer  of amounts  received by the
Master Servicer as servicing  compensation  hereunder and required to cover certain Prepayment
Interest  Shortfalls on the Mortgage  Loans,  which payment  obligation  will thereafter be an obligation of the Master Servicer hereunder.

(f)     The  relationship of the Master Servicer (and of any successor to the Master Servicer)
to  the  Depositor  under  this  Agreement  is  intended  by  the  parties  to be  that  of an independent contractor and not that of a joint venturer, partner or agent.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers;  Enforcement
                      of Subservicers' Obligations.

(a)     The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by
Residential  Funding and  Subservicers  prior to the execution and delivery of this Agreement, and may enter into new  Subservicing  Agreements  with  Subservicers,  for the  servicing  and administration  of all or some of the Mortgage Loans.  Each Subservicer shall be either (i) an institution  the  accounts  of which  are  insured  by the FDIC or (ii)  another  entity  that engages in the business of originating or servicing  mortgage loans,  and in either case shall be  authorized  to transact  business  in the state or states in which the  related  Mortgaged
Properties it is to service are situated,  if and to the extent  required by applicable law to enable the  Subservicer  to  perform  its  obligations  hereunder  and under the  Subservicing
Agreement,  and in either case shall be a Freddie  Mac,  Fannie Mae or HUD  approved  mortgage servicer.  In  addition,  any  Subservicer  of a Mortgage  Loan  insured by the FHA must be an
FHA-approved  servicer,  and any Subservicer of a Mortgage Loan guaranteed by the VA must be a
VA-approved  servicer.  Each  Subservicer  of a Mortgage Loan shall be entitled to receive and retain,  as provided in the related  Subservicing  Agreement and in Section 3.07,  the related
Subservicing  Fee from  payments of interest  received on such  Mortgage Loan after payment of all amounts  required to be remitted to the Master  Servicer in respect of such Mortgage Loan.
For any Mortgage Loan that is a  Nonsubserviced  Mortgage Loan,  the Master  Servicer shall be entitled  to receive  and retain an amount  equal to the  Subservicing  Fee from  payments  of interest.  Unless the context  otherwise  requires,  references  in this  Agreement to actions taken or to be taken by the Master  Servicer in servicing the Mortgage  Loans include  actions taken or to be taken by a  Subservicer  on behalf of the Master  Servicer.  Each  Subservicing
Agreement  will be upon such terms and conditions as are generally  required by,  permitted by or consistent with the Program Guide and are not  inconsistent  with this Agreement and as the
Master Servicer and the Subservicer have agreed.  With the approval of the Master Servicer,  a
Subservicer  may  delegate  its  servicing  obligations  to  third-party  servicers,  but such
Subservicer  will  remain  obligated  under the  related  Subservicing  Agreement.  The Master
Servicer  and a  Subservicer  may  enter  into  amendments  thereto  or a  different  form  of
Subservicing  Agreement,  and the form  referred to or included in the Program Guide is merely provided for  information  and shall not be deemed to limit in any respect the  discretion  of the Master  Servicer  to modify or enter into  different  Subservicing  Agreements;  provided, however,  that any such  amendments  or  different  forms  shall  be  consistent  with and not violate the  provisions of either this  Agreement or the Program Guide in a manner which would materially  and adversely  affect the interests of the  Certificateholders.  The Program Guide and any other  Subservicing  Agreement  entered  into  between  the  Master  Servicer  and any
Subservicer  shall require the  Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best reasonable  efforts to enforce the obligations of each Subservicer under the related  Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation  would have a material and adverse effect on a Mortgage Loan,  including,  without  limitation,  the obligation to purchase a Mortgage Loan on account of  defective  documentation,  as  described  in Section  2.02,  or on account of a breach of a  representation  or  warranty,  as described in Section  2.04.  Such  enforcement, including,  without limitation,  the legal prosecution of claims,  termination of Subservicing
Agreements,  as appropriate,  and the pursuit of other appropriate remedies,  shall be in such form and carried out to such an extent and at such time as the Master  Servicer  would  employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage servicing  activities.  The Master Servicer shall pay the costs of such enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting  from such  enforcement  to the  extent,  if any,  that such  recovery  exceeds  all  amounts due in respect of the related  Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys' fees against the party against whom such  enforcement is directed.  For purposes of clarification  only,  the parties  agree that the  foregoing is not intended to, and does not, limit the ability of the Master  Servicer to be  reimbursed  for expenses that are incurred in connection with the enforcement of a Seller's  obligations  and are  reimbursable  pursuant to
Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master  Servicer  shall be entitled to terminate any  Subservicing  Agreement that may exist in  accordance  with the terms and  conditions  of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination  of any  Subservicing  Agreement by the Master  Servicer or the  Subservicer,  the
Master  Servicer  shall  either act as servicer of the related  Mortgage  Loan or enter into a
Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer  or any  Affiliate  of  Residential
Funding  acts  as  servicer,  it  will  not  assume  liability  for  the  representations  and warranties  of the  Subservicer  which it  replaces.  If the  Master  Servicer  enters  into a
Subservicing  Agreement  with  a  successor   Subservicer,   the  Master  Servicer  shall  use
reasonable   efforts   to  have  the   successor   Subservicer   assume   liability   for  the
representations  and warranties  made by the terminated  Subservicer in respect of the related
Mortgage  Loans and, in the event of any such  assumption  by the successor  Subservicer,  the
Master  Servicer  may,  in the  exercise of its  business  judgment,  release  the  terminated
Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement relating to  agreements  or  arrangements  between the Master  Servicer  or a  Subservicer  or reference to actions taken  through a Subservicer  or  otherwise,  the Master  Servicer  shall remain  obligated  and liable to the  Trustee and  Certificateholders  for the  servicing  and administering  of the  Mortgage  Loans in  accordance  with the  provisions  of  Section  3.01 without  diminution of such obligation or liability by virtue of such Subservicing  Agreements or arrangements or by virtue of  indemnification  from the Subservicer or the Depositor and to the same extent and under the same terms and  conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter into any agreement with a Subservicer  for  indemnification  of the Master  Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No   Contractual   Relationship   Between   Subservicer   and   Trustee   or
                      Certificateholders.

        Any  Subservicing  Agreement  that may be entered into and any other  transactions  or services  relating to the Mortgage  Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer  and the Master  Servicer alone and the Trustee and  Certificateholders  shall not be deemed  parties  thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the Subservicer in its capacity as such except as set forth in Section  3.06.  The foregoing  provision  shall not in any  way  limit  a  Subservicer's  obligation  to  cure an  omission  or  defect  or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     In the event  the  Master  Servicer  shall  for any  reason  no  longer be the  master servicer  (including  by reason of an Event of  Default),  the Trustee,  as  successor  Master
Servicer,  its  designee  or its  successor  shall  thereupon  assume  all of the  rights  and obligations  of the Master  Servicer  under  each  Subservicing  Agreement  that may have been entered into.  The Trustee,  its designee or the  successor  servicer for the Trustee shall be deemed to have  assumed all of the Master  Servicer's  interest  therein and to have  replaced the Master  Servicer  as a party to the  Subservicing  Agreement  to the same extent as if the
Subservicing  Agreement  had been  assigned  to the  assuming  party  except  that the  Master
Servicer  shall  not  thereby  be  relieved  of  any  liability  or   obligations   under  the
Subservicing Agreement.

(b)     The Master  Servicer  shall,  upon  request of the  Trustee  but at the expense of the
Master  Servicer,  deliver to the assuming  party all documents  and records  relating to each
Subservicing  Agreement  and the  Mortgage  Loans then being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best  efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)     The Master Servicer shall make  reasonable  efforts to collect all payments called for under  the  terms and  provisions  of the  Mortgage  Loans,  and  shall,  to the  extent  such procedures  shall be  consistent  with this  Agreement  and the terms  and  provisions  of any related Primary  Insurance  Policy,  follow such  collection  procedures as it would employ in its good  faith  business  judgment  and which are normal  and usual in its  general  mortgage servicing  activities.  Consistent  with  the  foregoing,  the  Master  Servicer  may  in  its discretion  (subject to the terms and  conditions of the  Assignment  Agreement) (i) waive any late  payment  charge or any  prepayment  charge or penalty  interest in  connection  with the prepayment  of a Mortgage  Loan and (ii)  extend the Due Date for  payments  due on a Mortgage
Loan in accordance with the Program Guide,  provided,  however, that the Master Servicer shall first  determine  that any such  waiver or  extension  will not  impair  the  coverage  of any related  Primary  Insurance  Policy or  materially  adversely  affect the lien of the  related
Mortgage.  Notwithstanding  anything in this Section to the contrary,  the Master  Servicer or any Subservicer  shall not enforce any prepayment  charge to the extent that such  enforcement would violate any applicable  law. In the event of any such  arrangement,  the Master Servicer shall make timely  advances  on the  related  Mortgage  Loan  during the  scheduled  period in accordance with the amortization  schedule of such Mortgage Loan without  modification thereof by reason of such  arrangements  unless  otherwise  agreed to by the Holders of the Classes of
Certificates  affected  thereby;  provided,  however,  that no such extension shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement, the Master  Servicer may also waive,  modify or vary any term of any Mortgage  Loan or consent to  the  postponement  of  strict  compliance  with  any  such  term  or in any  manner  grant
indulgence  to  any  Mortgagor  if  in  the  Master  Servicer's   determination  such  waiver,
modification,  postponement  or indulgence is not  materially  adverse to the interests of the
Certificateholders  (taking into account any estimated  Realized Loss that might result absent such  action),  provided,  however,  that the Master  Servicer  may not modify  materially  or permit  any  Subservicer  to modify  any  Mortgage  Loan,  including  without  limitation  any modification  that would change the  Mortgage  Rate,  forgive the payment of any  principal or interest  (unless in connection  with the  liquidation of the related  Mortgage Loan or except in connection  with  prepayments to the extent that such  reamortization  is not  inconsistent with the terms of the Mortgage  Loan),  capitalize  any amounts  owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage Loan, or extend the final  maturity  date of such  Mortgage  Loan,  unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably  foreseeable.  For purposes of delinquency  calculations,  any capitalized  Mortgage Loan shall be deemed to be current as of the  date of the  related  Servicing  Modification.  No such  modification  shall  reduce  the
Mortgage  Rate (i) with  respect to a fixed rate  Mortgage  Loan,  (A) below  one-half  of the
Mortgage  Rate as in  effect  on the  Cut-off  Date or (B) below the sum of the rates at which the Servicing Fee and the  Subservicing  Fee with respect to such Mortgage Loan accrue or (ii)
with respect to an  adjustable  rate Mortgage  Loan,  (A) below the greater of (1) one-half of the Mortgage  Rate as in effect on the Cut-off  Date and (2) one-half of the Mortgage  Rate as in  effect  on the date of the  Servicing  Modification  or (B)  below the sum of the rates at which the  Servicing Fee and the  Subservicing  Fee with respect to such Mortgage Loan accrue.
The final  maturity  date for any  Mortgage  Loan shall not be  extended  beyond the  Maturity
Date. Also, the Stated  Principal  Balance of all Reportable  Modified  Mortgage Loans subject to Servicing  Modifications  (measured  at the time of the  Servicing  Modification  and after giving  effect  to any  Servicing  Modification)  can be no  more  than  five  percent  of the aggregate  Cut-off  Date  Principal  Balance  of the  Mortgage  Loans,  unless  such  limit is increased  from time to time  with the  consent  of the  Rating  Agencies.  In  addition,  any amounts owing on a Mortgage Loan added to the outstanding  principal  balance of such Mortgage
Loan must be fully  amortized  over the term of such  Mortgage  Loan,  and such amounts may be added to the  outstanding  principal  balance of a Mortgage  Loan only once during the life of such Mortgage  Loan.  Also, the addition of such amounts  described in the preceding  sentence shall be  implemented  in  accordance  with the Program Guide and may be  implemented  only by
Subservicers  that have been approved by the Master Servicer for such purposes.  In connection with any Curtailment of a Mortgage Loan, the Master  Servicer,  to the extent not inconsistent with the terms of the Mortgage Note and local law and  practice,  may permit the Mortgage Loan to be  re-amortized  such that the  Monthly  Payment is  recalculated  as an amount  that will fully amortize the remaining  Stated Principal  Balance thereof by the original  Maturity Date based  on the  original  Mortgage  Rate;  provided,  that  such  reamortization  shall  not be permitted  if it would  constitute a reissuance  of the Mortgage  Loan for federal  income tax purposes.

(b)     The Master  Servicer  shall  establish  and maintain a Custodial  Account in which the
Master  Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise
specifically   provided   herein,   the  following   payments  and  collections   remitted  by
Subservicers  or received by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off
Date  (other  than in respect of Monthly  Payments  due before or in the month of the  Cut-off
Date):

(i)     All  payments  on  account  of  principal,  including  Principal  Prepayments  made by
        Mortgagors  on the  Mortgage  Loans and the  principal  component  of any  Subservicer
        Advance or of any REO Proceeds  received in connection  with an REO Property for which an REO Disposition has occurred;

(ii)    All  payments on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage
        Loans,  including  the  interest  component of any  Subservicer  Advance or of any REO
        Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance  Proceeds,  Subsequent  Recoveries  and  Liquidation  Proceeds  (net  of any
        related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans  purchased  pursuant to Section 2.02,  2.03,  2.04,
        4.07, 4.08 or 9.01 (including  amounts received from  Residential  Funding pursuant to the last  paragraph  of  Section 4  of the  Assignment  Agreement  in  respect  of any liability,  penalty or expense that resulted from a breach of the  representation  and warranty set forth in clause (bb) of Section 4 of the  Assignment  Agreement)  and all
        amounts  required to be deposited in connection  with the  substitution of a Qualified
        Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)     Any amounts  required to be deposited  pursuant to Section 3.07(c) and any payments or collections received in the nature of prepayment charges.

        The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive, it being  understood  and agreed that,  without  limiting  the  generality  of the  foregoing, payments on the  Mortgage  Loans which are not part of the Trust Fund  (consisting  of Monthly
Payments  due  before  or in the  month of the  Cut-off  Date)  and  payments  or  collections consisting  of late payment  charges or  assumption  fees may but need not be deposited by the
Master  Servicer  in the  Custodial  Account.  In the  event any  amount  not  required  to be deposited  in the  Custodial  Account is so  deposited,  the Master  Servicer  may at any time withdraw  such  amount  from the  Custodial  Account,  any  provision  herein to the  contrary notwithstanding.  The  Custodial  Account may  contain  funds that belong to one or more trust funds  created for mortgage  pass-through  certificates  of other series and may contain other funds  respecting  payments on mortgage loans  belonging to the Master Servicer or serviced or master  serviced by it on behalf of others.  Notwithstanding  such  commingling of funds,  the
Master  Servicer  shall  keep  records  that  accurately  reflect  the funds on deposit in the
Custodial  Account  that have been  identified  by it as being  attributable  to the  Mortgage
Loans. With respect to Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds,  Subsequent
Recoveries  and the proceeds of the purchase of any Mortgage Loan  pursuant to Sections  2.02,
2.03,  2.04,  4.07 and 4.08 received in any calendar  month,  the Master Servicer may elect to treat such  amounts as  included in the  Available  Distribution  Amount for the  Distribution
Date in the month of  receipt,  but is not  obligated  to do so.  If the  Master  Servicer  so elects,  such  amounts will be deemed to have been  received  (and any related  Realized  Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master  Servicer shall use its best efforts to cause the  institution  maintaining the  Custodial  Account  to invest  the funds in the  Custodial  Account  attributable  to the
Mortgage  Loans in Permitted  Investments  which shall  mature not later than the  Certificate
Account  Deposit Date next  following the date of such  investment  (with the exception of the
Amount  Held for Future  Distribution)  and which  shall not be sold or  disposed  of prior to their  maturities.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage
Loans  shall be  deposited  in the  Custodial  Account by the Master  Servicer  out of its own
funds immediately as realized.

(d)     The Master  Servicer shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial  Account and the location of the  Certificate  Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those  cases  where a  Subservicer  is  servicing  a Mortgage  Loan  pursuant  to a
Subservicing  Agreement,  the Master  Servicer  shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts  which shall be an Eligible Account or, if such account is not an Eligible  Account,  shall generally satisfy  the  requirements  of the Program  Guide and be  otherwise  acceptable  to the Master
Servicer and each Rating  Agency.  The  Subservicer  will be required  thereby to deposit into the  Subservicing  Account on a daily basis all  proceeds of  Mortgage  Loans  received by the
Subservicer,  less its  Subservicing  Fees and  unreimbursed  advances  and  expenses,  to the extent  permitted  by the  Subservicing  Agreement.  If  the  Subservicing  Account  is not an
Eligible  Account,  the Master  Servicer  shall be deemed to have  received  such  monies upon receipt thereof by the  Subservicer.  The Subservicer  shall not be required to deposit in the
Subservicing  Account  payments or  collections  in the nature of late  charges or  assumption fees, or payments or  collections  received in the nature of prepayment  charges to the extent that the  Subservicer  is  entitled  to  retain  such  amounts  pursuant  to the  Subservicing
Agreement.  On or before the date specified in the Program  Guide,  but in no event later than the  Determination  Date,  the Master  Servicer shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to remit to the Master Servicer for deposit in the Custodial Account all funds held in the  Subservicing  Account with respect to each  Mortgage  Loan  serviced by such  Subservicer  that are required to be remitted to the Master  Servicer.  The  Subservicer will also be required,  pursuant to the Subservicing  Agreement,  to advance on such scheduled date of  remittance  amounts  equal to any  scheduled  monthly  installments  of principal and interest less its  Subservicing  Fees on any Mortgage Loans for which payment was not received by the  Subservicer.  This  obligation  to advance  with  respect to each  Mortgage  Loan will continue up to and  including  the first of the month  following the date on which the related
Mortgaged  Property is sold at a foreclosure  sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances  received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)     The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the  Custodial  Account  interest at the Adjusted
Mortgage  Rate (or Modified Net Mortgage  Rate plus the rate per annum at which the  Servicing
Fee  accrues in the case of a Modified  Mortgage  Loan) on any  Curtailment  received  by such
Subservicer  in respect of a Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal  balance of the  related
Mortgage  Loan as of the  first  day of such  month,  from  the  date of  application  of such
Curtailment  to the  first day of the  following  month.  Any  amounts  paid by a  Subservicer pursuant  to the  preceding  sentence  shall be for the  benefit  of the  Master  Servicer  as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate  Account, the Master Servicer
shall for any  Nonsubserviced  Mortgage Loan, and shall cause the Subservicers for Subserviced
Mortgage  Loans to,  establish  and  maintain one or more  Servicing  Accounts and deposit and retain therein all  collections  from the Mortgagors (or advances from  Subservicers)  for the payment of taxes, assessments,  hazard insurance premiums,  Primary Insurance Policy premiums, if applicable,  or comparable items for the account of the Mortgagors.  Each Servicing Account shall satisfy the  requirements  for a  Subservicing  Account and, to the extent  permitted by the Program Guide or as is otherwise  acceptable to the Master Servicer,  may also function as a  Subservicing  Account.  Withdrawals  of  amounts  related  to the  Mortgage  Loans from the
Servicing  Accounts may be made only to effect timely  payment of taxes,  assessments,  hazard insurance  premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master  Servicer or Subservicer  out of related  collections for any payments made  pursuant to Sections  3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a)
(with  respect  to  hazard  insurance),  to  refund  to  any  Mortgagors  any  sums  as may be determined  to be overages,  to pay  interest,  if required,  to Mortgagors on balances in the
Servicing  Account or to clear and terminate the Servicing  Account at the termination of this
Agreement in accordance  with Section 9.01 or in accordance  with the Program  Guide.  As part of its servicing  duties,  the Master Servicer shall, and the Subservicers  will,  pursuant to the Subservicing  Agreements,  be required to pay to the Mortgagors  interest on funds in this account to the extent required by law.

(d)     The  Master  Servicer  shall  advance  the  payments  referred  to  in  the  preceding subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such  payment is intended is due,  but the
Master  Servicer  shall be required so to advance  only to the extent that such  advances,  in the good faith judgment of the Master  Servicer,  will be  recoverable by the Master  Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the  event  that  compliance  with  this  Section  3.09  shall  make  any  Class of
Certificates  legal for investment by federally  insured  savings and loan  associations,  the
Master  Servicer shall provide,  or cause the  Subservicers  to provide,  to the Trustee,  the
Office of Thrift  Supervision  or the FDIC and the  supervisory  agents and examiners  thereof access to the  documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded without charge but only upon reasonable  request and during normal  business hours at the offices  designated by the Master
Servicer.  The Master  Servicer  shall  permit  such  representatives  to  photocopy  any such
documentation   and  shall  provide   equipment  for  that  purpose  at  a  charge  reasonably
approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided  herein,  make withdrawals from the  Custodial  Account  of  amounts  on deposit  therein  pursuant  to Section  3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)     to remit to the Trustee for deposit  into the  Certificate  Account in the amounts and in the manner provided for in Section 4.01;

(ii)    to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,
        Servicing  Advances or other  expenses made pursuant to Sections  3.01,  3.07(a) 3.08,
        3.11, 3.12(a),  3.14 and 4.04 or otherwise  reimbursable pursuant to the terms of this
        Agreement,  such  withdrawal  right being  limited to amounts  received on the related
        Mortgage  Loans  (including,  for this  purpose,  REO  Proceeds,  Insurance  Proceeds,
        Liquidation  Proceeds and proceeds  from the purchase of a Mortgage  Loan  pursuant to
        Section 2.02,  2.03, 2.04, 4.07, 4.08 or 9.01) which represent (A) Late Collections of
        Monthly  Payments  for  which  any such  advance  was made in the case of  Subservicer
        Advances or Advances  pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

(iii)   to pay to  itself or the  related  Subservicer  (if not  previously  retained  by such
        Subservicer)  out of each  payment  received  by the  Master  Servicer  on  account of interest  on a Mortgage  Loan as  contemplated  by Sections  3.14 and 3.16,  an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the  Subservicing  Fee, if not  previously  retained)  which, when deducted,  will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage  Rate (or Modified Net Mortgage Rate in the
        case  of a  Modified  Mortgage  Loan)  on the  amount  specified  in the  amortization schedule  of the  related  Mortgage  Loan  as the  principal  balance  thereof  at the beginning of the period  respecting  which such  interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as  additional  servicing  compensation  any  interest or  investment income  earned on funds  deposited  in the  Custodial  Account  that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  and any amounts  remitted by Subservicers as interest in respect of Curtailments  pursuant to Section 3.08(b);

(vi)    to pay to itself,  a  Subservicer,  Residential  Funding,  the  Depositor or any other appropriate  Person,  as the  case  may be,  with  respect  to each  Mortgage  Loan or property acquired in respect thereof that has been purchased or otherwise  transferred pursuant to Section  2.02,  2.03,  2.04,  4.07,  4.08 or 9.01,  all  amounts  received thereon and not required to be  distributed  to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to  reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or
        Advances in the manner and to the extent  provided in  subsection  (c) below,  and any
        Advance or Servicing  Advance made in connection with a modified Mortgage Loan that is in  default  or,  in the  judgment  of the  Master  Servicer,  default  is  reasonably foreseeable  pursuant to Section  3.07(a),  to the extent the amount of the Advance or
        Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in
        the preceding calendar month;

(viii)  to reimburse  itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

(ix)    to  reimburse  itself for amounts  expended by it (a) pursuant to Section 3.14 in good faith in connection  with the restoration of property  damaged by an Uninsured  Cause, and (b) in connection  with the  liquidation  of a Mortgage Loan or  disposition of an
        REO Property to the extent not otherwise  reimbursed pursuant to clause (ii) or (viii)
        above; and

(x)     to withdraw any amount deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.07,  including any payoff fees or penalties or any other  additional  amounts payable to the Master Servicer or Subservicer  pursuant to the terms of the Mortgage Note.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the Master  Servicer's  entitlement  thereto is limited to collections or other  recoveries on the related  Mortgage Loan, the Master Servicer shall keep and maintain  separate  accounting, on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal  from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse  itself or the related  Subservicer for any advance made in respect of a Mortgage Loan that the Master  Servicer  determines to be a  Nonrecoverable  Advance  by  withdrawal  from the  Custodial  Account of amounts on deposit
therein   attributable  to  the  Mortgage  Loans  on  any  Certificate  Account  Deposit  Date
succeeding  the date of such  determination.  Such  right of  reimbursement  in  respect  of a
Nonrecoverable  Advance  relating  to an Advance  made  pursuant  to Section  4.04 on any such
Certificate  Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously paid to  Certificateholders  (and not  theretofore  reimbursed to the
Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of Primary Insurance Coverage.

(a)     The Master  Servicer  shall not take, or permit any  Subservicer  to take,  any action which would result in noncoverage  under any applicable  Primary  Insurance Policy of any loss which,  but for the actions of the Master  Servicer or  Subservicer,  would have been  covered thereunder.  To the extent  coverage is available,  the Master Servicer shall keep or cause to be kept in full  force and effect  each such  Primary  Insurance  Policy  until the  principal balance of the related  Mortgage  Loan  secured by a  Mortgaged  Property is reduced to 80% or less of the  Appraised  Value at  origination  in the case of such a  Mortgage  Loan  having a
Loan-to-Value  Ratio at  origination  in excess of 80%,  provided that such Primary  Insurance
Policy was in place as of the  Cut-off  Date and the Master  Servicer  had  knowledge  of such
Primary  Insurance  Policy.  The Master  Servicer shall not cancel or refuse to renew any such
Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage  Loan, or consent to any
Subservicer  canceling or refusing to renew any such Primary  Insurance Policy applicable to a
Mortgage  Loan  subserviced  by it, that is in effect at the date of the  initial  issuance of the  Certificates  and is  required  to be kept in  force  hereunder  unless  the  replacement
Primary  Insurance  Policy for such  canceled  or  non-renewed  policy is  maintained  with an insurer  whose  claims-paying  ability  is  acceptable  to each  Rating  Agency  for  mortgage pass-through  certificates  having a rating  equal to or better than the  then-current  rating assigned to the Certificates by such Rating Agency.

(b)     In  connection  with its  activities  as  administrator  and  servicer of the Mortgage
Loans,  the Master Servicer agrees to present or to cause the related  Subservicer to present,
on  behalf  of  the   Master   Servicer,   the   Subservicer,   if  any,   the   Trustee   and
Certificateholders,  claims to the insurer under any Primary Insurance  Policies,  in a timely manner in accordance  with such  policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit  recovery under any Primary  Insurance
Policies  respecting  defaulted  Mortgage  Loans.  Pursuant  to Section  3.07,  any  Insurance
Proceeds  collected  by or  remitted  to the  Master  Servicer  under  any  Primary  Insurance
Policies  shall be deposited  in the  Custodial  Account,  subject to  withdrawal  pursuant to
Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)     The  Master  Servicer  shall  cause to be  maintained  for  each  Mortgage  Loan  fire insurance  with  extended  coverage in an amount which is equal to the lesser of the principal balance  owing on such  Mortgage Loan  (together  with the  principal  balance of any mortgage loan  secured by a lien that is senior to the Mortgage  Loan) or 100 percent of the  insurable value of the  improvements;  provided,  however,  that such  coverage may not be less than the minimum  amount  required to fully  compensate  for any loss or damage on a  replacement  cost basis. To the extent it may do so without breaching the related  Subservicing  Agreement,  the
Master  Servicer  shall replace any  Subservicer  that does not cause such  insurance,  to the extent  it is  available,  to be  maintained.  The  Master  Servicer  shall  also  cause to be maintained  on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any
Mortgage Loan (other than a Cooperative  Loan),  fire insurance  with extended  coverage in an amount  which is at least  equal to the  amount  necessary  to avoid  the  application  of any
co-insurance   clause  contained  in  the  related  hazard  insurance   policy.   Pursuant  to
Section 3.07,  any amounts  collected by the Master  Servicer  under any such policies  (other than amounts to be applied to the restoration or repair of the related  Mortgaged  Property or property  thus acquired or amounts  released to the  Mortgagor in  accordance  with the Master
Servicer's normal servicing  procedures) shall be deposited in the Custodial Account,  subject to  withdrawal  pursuant  to  Section  3.10.  Any cost  incurred  by the  Master  Servicer  in
maintaining   any  such  insurance   shall  not,  for  the  purpose  of  calculating   monthly
distributions  to  Certificateholders,  be added to the amount owing under the Mortgage  Loan, notwithstanding  that  the  terms  of the  Mortgage  Loan  so  permit.  Such  costs  shall  be recoverable  by the Master  Servicer out of related late  payments by the  Mortgagor or out of
Insurance  Proceeds and  Liquidation  Proceeds to the extent  permitted by Section 3.10. It is understood  and agreed that no earthquake or other  additional  insurance is to be required of any  Mortgagor or  maintained  on property  acquired in respect of a Mortgage  Loan other than pursuant  to such  applicable  laws and  regulations  as shall at any time be in force  and as shall require such additional  insurance.  Whenever the improvements  securing a Mortgage Loan are  located  at the time of  origination  of such  Mortgage  Loan in a  federally  designated special  flood hazard area,  the Master  Servicer  shall cause flood  insurance (to the extent available) to be maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount  required  to  compensate  for any loss or damage to the
Mortgaged  Property on a replacement  cost basis and (ii) the maximum amount of such insurance available  for the related  Mortgaged  Property  under the national  flood  insurance  program
(assuming that the area in which such Mortgaged  Property is located is  participating in such
program).In  the event that the Master  Servicer  shall  obtain  and  maintain a blanket  fire insurance  policy  with  extended  coverage  insuring  against  hazard  losses  on  all of the
Mortgage  Loans,  it shall  conclusively  be deemed to have  satisfied its  obligations as set forth in the first  sentence of this  Section  3.12(a),  it being  understood  and agreed that such policy may contain a deductible  clause,  in which case the Master Servicer shall, in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy complying  with the first  sentence of this  Section  3.12(a) and there shall have been a loss which would have been covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable under the blanket policy because of such  deductible  clause.  Any such deposit  by the  Master  Servicer  shall be made  from its own  funds and shall be made on the
Certificate  Account  Deposit Date next  preceding the  Distribution  Date which occurs in the month  following the month in which  payments  under any such policy would have been deposited in the Custodial  Account.  In connection with its activities as administrator and servicer of the Mortgage Loans,  the Master Servicer agrees to present,  on behalf of itself,  the Trustee and Certificateholders, claims under any such blanket policy.

(b)     The Master  Servicer  shall  obtain and  maintain  at its own expense and keep in full force and effect  throughout the term of this Agreement a blanket  fidelity bond and an errors and  omissions  insurance  policy  covering the Master  Servicer's  officers and employees and other  persons  acting on behalf of the Master  Servicer  in  connection  with its  activities under this  Agreement.  The amount of coverage  shall be at least equal to the  coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with  respect to the
Master  Servicer if the Master  Servicer were servicing and  administering  the Mortgage Loans for  Fannie  Mae or Freddie  Mac.  In the event  that any such bond or policy  ceases to be in effect,  the Master  Servicer  shall  obtain a comparable  replacement  bond or policy from an issuer or  insurer,  as the case may be,  meeting  the  requirements,  if any,  of the Program
Guide and  acceptable  to the  Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and  providing the coverage  required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses;  Assumption and Modification  Agreements;
                      Certain Assignments.

(a)     When any  Mortgaged  Property  is conveyed by the  Mortgagor,  the Master  Servicer or
Subservicer,  to  the  extent  it  has  knowledge  of  such  conveyance,   shall  enforce  any
due-on-sale  clause contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable  law and  governmental  regulations,  but only to the extent that such  enforcement will not  adversely  affect or  jeopardize  coverage  under  any  Required  Insurance  Policy.
Notwithstanding  the foregoing:  (i) the Master  Servicer shall not be deemed to be in default under this  Section 3.13(a)  by reason of any transfer or assumption which the Master Servicer is restricted by law from  preventing;  and (ii) if the Master Servicer  determines that it is reasonably  likely  that any  Mortgagor  will bring,  or if any  Mortgagor  does bring,  legal action to declare invalid or otherwise  avoid  enforcement of a due-on-sale  clause  contained in any Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale  clause to the extent set forth in Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a  Mortgagor,  and such  Person is to enter  into an  assumption  or  modification agreement or supplement to the Mortgage Note or Mortgage  which  requires the signature of the
Trustee,  or if an  instrument  of release  signed by the  Trustee is required  releasing  the
Mortgagor from liability on the Mortgage Loan, the Master  Servicer is authorized,  subject to the  requirements  of the sentence next  following,  to execute and deliver,  on behalf of the
Trustee,  the  assumption  agreement  with the Person to whom the Mortgaged  Property is to be conveyed and such  modification  agreement or  supplement  to the Mortgage Note or Mortgage or other  instruments  as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise  to comply with any  applicable  laws  regarding  assumptions  or the transfer of the Mortgaged Property to such Person;  provided,  however, none of such terms and requirements  shall both  constitute  a  "significant  modification"  effecting an exchange or reissuance  of such  Mortgage  Loan under the Code (or final,  temporary or proposed  Treasury regulations  promulgated  thereunder) and cause any REMIC created hereunder to fail to qualify as  REMICs  under  the  Code or the  imposition  of any tax on  "prohibited  transactions"  or
"contributions"  after the startup date under the REMIC Provisions.  The Master Servicer shall execute and deliver such  documents  only if it reasonably  determines  that (i) its execution and delivery  thereof will not conflict  with or violate any terms of this  Agreement or cause the unpaid  balance  and  interest on the  Mortgage  Loan to be  uncollectible  in whole or in part, (ii) any required consents of insurers under any Required  Insurance  Policies have been obtained and  (iii) subsequent  to the closing of the transaction  involving the assumption or transfer (A) the Mortgage Loan will  continue to be secured by a first  mortgage lien pursuant to the terms of the Mortgage,  (B) such  transaction  will not  adversely  affect the coverage under any Required  Insurance  Policies,  (C) the Mortgage  Loan will fully  amortize over the remaining  term thereof,  (D) no material term of the Mortgage  Loan  (including  the interest rate on the Mortgage  Loan) will be altered nor will the term of the Mortgage  Loan be changed and (E) if the  seller/transferor  of the Mortgaged  Property is to be released from liability on the Mortgage Loan,  the  buyer/transferee  of the Mortgaged  Property would be qualified to assume the Mortgage Loan based on generally  comparable  credit  quality and such release will not (based on the Master  Servicer's  or  Subservicer's  good faith  determination)  adversely affect the  collectability  of the Mortgage  Loan.  Upon receipt of  appropriate  instructions from the Master  Servicer in  accordance  with the  foregoing,  the Trustee  shall execute any necessary  instruments  for such  assumption or  substitution  of liability as directed by the
Master  Servicer.  Upon the closing of the  transactions  contemplated by such documents,  the
Master  Servicer  shall  cause the  originals  or true and  correct  copies of the  assumption agreement,  the release (if any),  or the  modification  or supplement to the Mortgage Note or
Mortgage to be  delivered  to the Trustee or the  Custodian  and  deposited  with the Mortgage
File for such  Mortgage  Loan.  Any fee  collected  by the  Master  Servicer  or such  related
Subservicer  for entering into an assumption or  substitution  of liability  agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)     The Master Servicer or the related Subservicer,  as the case may be, shall be entitled to  approve  a request  from a  Mortgagor  for a  partial  release  of the  related  Mortgaged
Property,  the granting of an easement  thereon in favor of another Person,  any alteration or demolition  of the related  Mortgaged  Property (or with respect to a  Cooperative  Loan,  the related  Cooperative  Apartment)  without any right of  reimbursement or other similar matters if it has  determined,  exercising its good faith  business  judgment in the same manner as it would if it were the owner of the  related  Mortgage  Loan,  that the  security  for,  and the timely  and full  collectability  of,  such  Mortgage  Loan  would not be  adversely  affected thereby and that each REMIC created  hereunder  would continue to qualify as a REMIC under the
Code as a result  thereof  and that no tax on  "prohibited  transactions"  or  "contributions"
after the Startup Date would be imposed on any REMIC  created  hereunder as a result  thereof.
Any fee collected by the Master  Servicer or the related  Subservicer  for  processing  such a request will be retained by the Master  Servicer or such  Subservicer as additional  servicing compensation.

(d)     Subject to any other  applicable  terms and conditions of this  Agreement,  the Master
Servicer  shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such  Mortgage Loan  following  such proposed assignment  provides the Master Servicer with a "Lender  Certification for Assignment of  Mortgage  Loan"  in the  form  attached  hereto  as  Exhibit  N,  in  form  and  substance satisfactory to the Master  Servicer,  providing the following:  (i) that the Mortgage Loan is secured by Mortgaged  Property  located in a  jurisdiction  in which an  assignment in lieu of satisfaction  is required to preserve  lien  priority,  minimize or avoid  mortgage  recording taxes  or  otherwise  comply  with,  or  facilitate  a  refinancing  under,  the  laws of such jurisdiction;  (ii)  that  the  substance  of the  assignment  is,  and is  intended  to be, a refinancing  of such  Mortgage Loan and that the form of the  transaction  is solely to comply with, or  facilitate  the  transaction  under,  such local laws;  (iii) that the Mortgage Loan following  the proposed  assignment  will have a rate of interest at least 0.25 percent  below or above the rate of interest on such  Mortgage Loan prior to such  proposed  assignment;  and
(iv) that such  assignment is at the request of the borrower under the related  Mortgage Loan.
Upon  approval of an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan, the Master Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such  Mortgage Loan and the Master  Servicer  shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master  Servicer shall foreclose upon or otherwise  comparably  convert (which may include an REO  Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and  continue  in default  and as to which no  satisfactory  arrangements  can be made for  collection  of delinquent  payments  pursuant to Section  3.07.  Alternatively,  the
Master  Servicer may take other  actions in respect of a defaulted  Mortgage  Loan,  which may include  (i) accepting  a short sale (a payoff of the  Mortgage  Loan for an amount  less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor)  or  permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount  less than the  total  amount  contractually  owed in order to  facilitate  refinancing transactions  by  the  Mortgagor  not  involving  a  sale  of the  Mortgaged  Property),  (ii)
arranging  for a  repayment  plan or (iii)  agreeing  to a  modification  in  accordance  with
Section 3.07. In connection with such  foreclosure or other  conversion or action,  the Master
Servicer  shall,  consistent  with Section 3.11,  follow such  practices and  procedures as it shall  deem  necessary  or  advisable,  as shall be normal and usual in its  general  mortgage servicing  activities  and as shall be required or  permitted by the Program  Guide;  provided that the Master  Servicer shall not be liable in any respect  hereunder if the Master Servicer is acting in connection  with any such  foreclosure or other  conversion or action in a manner that is  consistent  with the  provisions of this  Agreement.  The Master  Servicer,  however, shall  not be  required  to  expend  its own  funds or incur  other  reimbursable  charges  in connection with any foreclosure,  or attempted foreclosure which is not completed,  or towards the  correction of any default on a related senior  mortgage loan, or towards the  restoration of any property unless it shall determine (i) that such  restoration  and/or  foreclosure will increase the proceeds of  liquidation of the Mortgage Loan to Holders of  Certificates  of one
or more  Classes  after  reimbursement  to itself for such  expenses  or charges and (ii) that such expenses and charges will be recoverable to it through  Liquidation  Proceeds,  Insurance
Proceeds,  or  REO  Proceeds  (respecting  which  it  shall  have  priority  for  purposes  of withdrawals  from  the  Custodial  Account  pursuant  to  Section  3.10,  whether  or not such expenses and charges are actually  recoverable from related  Liquidation  Proceeds,  Insurance
Proceeds  or REO  Proceeds).  In the  event of such a  determination  by the  Master  Servicer pursuant to this Section  3.14(a),  the Master Servicer shall be entitled to  reimbursement of its funds so expended  pursuant to Section 3.10. In addition,  the Master  Servicer may pursue any  remedies  that may be  available  in  connection  with a breach of a  representation  and warranty with respect to any such Mortgage Loan in  accordance  with  Sections 2.03  and 2.04.
However,  the Master  Servicer is not  required to  continue  to pursue both  foreclosure  (or similar  remedies)  with  respect to the  Mortgage  Loans and  remedies in  connection  with a breach of a  representation  and warranty if the Master Servicer  determines in its reasonable discretion  that one such  remedy is more  likely to  result in a greater  recovery  as to the
Mortgage Loan.  Upon the occurrence of a Cash  Liquidation or REO  Disposition,  following the deposit in the Custodial  Account of all Insurance  Proceeds,  Liquidation  Proceeds and other payments  and  recoveries  referred  to in  the  definition  of  "Cash  Liquidation"  or  "REO
Disposition,"  as  applicable,  upon  receipt by the Trustee of written  notification  of such deposit  signed by a  Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall release to the Master  Servicer the related  Mortgage File and the Trustee shall execute and deliver such  instruments of transfer or assignment  prepared by the Master  Servicer,  in each case  without  recourse,  as shall be  necessary  to vest in the Master  Servicer  or its designee,  as the case may be, the related  Mortgage Loan,  and thereafter  such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the foregoing or any other provision of this  Agreement,  in the Master  Servicer's  sole  discretion  with  respect to any  defaulted
Mortgage  Loan  or  REO  Property  as to  either  of  the  following  provisions,  (i) a  Cash
Liquidation or REO  Disposition  may be deemed to have occurred if  substantially  all amounts expected  by the Master  Servicer  to be received  in  connection  with the related  defaulted
Mortgage Loan or REO Property have been  received,  and (ii) for purposes of  determining  the amount of any Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds or other  unscheduled collections  or the amount of any  Realized  Loss,  the Master  Servicer may take into account minimal  amounts of additional  receipts  expected to be received or any estimated  additional liquidation  expenses  expected  to be  incurred  in  connection  with the  related  defaulted
Mortgage Loan or REO Property.

(b)     In the event that title to any Mortgaged  Property is acquired by the Trust Fund as an
REO Property by  foreclosure  or by deed in lieu of  foreclosure,  the deed or  certificate of sale  shall be issued  to the  Trustee  or to its  nominee  on  behalf of  Certificateholders.
Notwithstanding  any such  acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise  expressly  provided  herein) be considered to be an  Outstanding  Mortgage  Loan held in the Trust  Fund  until  such time as the REO  Property shall be sold.  Consistent  with the foregoing for purposes of all  calculations  hereunder so long as such REO Property shall be considered to be an  Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced by the related Mortgage Note shall have been  discharged,  such  Mortgage  Note and the  related  amortization  schedule in effect at the time of any such  acquisition  of title  (after  giving  effect to any  previous
Curtailments  and  before  any  adjustment  thereto  by reason of any  bankruptcy  or  similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     In the event that the Trust Fund  acquires  any REO Property as aforesaid or otherwise in connection  with a default or imminent  default on a Mortgage Loan, the Master  Servicer on behalf of the Trust Fund shall  dispose of such REO  Property  within  three full years  after the taxable year of its  acquisition  by the Trust Fund for purposes of Section  860G(a)(8) of the Code (or such shorter period as may be necessary  under  applicable  state  (including any state in which such  property is located)  law to  maintain  the status of each REMIC  created hereunder as a REMIC under  applicable  state law and avoid taxes resulting from such property failing to be  foreclosure  property  under  applicable  state law) or, at the  expense of the
Trust  Fund,  request,  more than 60 days  before  the day on which such  grace  period  would otherwise  expire,  an extension of such grace period unless the Master  Servicer  obtains for the Trustee an Opinion of Counsel,  addressed to the Trustee and the Master  Servicer,  to the effect  that the  holding by the Trust Fund of such REO  Property  subsequent  to such  period will not  result  in the  imposition  of taxes on  "prohibited  transactions"  as  defined  in
Section  860F of the Code or cause any REMIC  created  hereunder to fail to qualify as a REMIC
(for  federal (or any  applicable  State or local)  income tax  purposes) at any time that any
Certificates  are  outstanding,  in which  case the Trust Fund may  continue  to hold such REO
Property  (subject  to any  conditions  contained  in such  Opinion  of  Counsel).  The Master
Servicer  shall  be  entitled  to be  reimbursed  from the  Custodial  Account  for any  costs incurred in obtaining  such Opinion of Counsel,  as provided in Section 3.10.  Notwithstanding any other  provision of this  Agreement,  no REO Property  acquired by the Trust Fund shall be rented (or allowed to continue  to be rented) or  otherwise  used by or on behalf of the Trust
Fund in such a manner or  pursuant  to any terms  that would (i) cause  such REO  Property  to fail to qualify as  "foreclosure  property"  within the meaning of Section  860G(a)(8)  of the
Code or (ii) any subject  REMIC  created  hereunder to the  imposition  of any federal  income taxes on the income  earned from such REO  Property,  including any taxes imposed by reason of
Section  860G(c) of the Code,  unless the Master  Servicer  has agreed to  indemnify  and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage  Loan  pursuant to the terms of this  Agreement,  as well as any recovery  (other than Subsequent  Recoveries)  resulting from a collection of Liquidation  Proceeds,  Insurance
Proceeds or REO  Proceeds,  will be applied in the  following  order of  priority:  first,  to reimburse  the  Master  Servicer  or  the  related  Subservicer  in  accordance  with  Section
3.10(a)(ii);  second, to the  Certificateholders  to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed  Interest,  at the Net Mortgage Rate (or the
Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan),  to the Due Date in the related  Due  Period  prior  to  the  Distribution  Date  on  which  such  amounts  are  to be distributed;  third,  to the  Certificateholders  as a recovery of  principal  on the Mortgage
Loan  (or REO  Property)  (provided  that if any  such  Class of  Certificates  to which  such
Realized  Loss was  allocated is no longer  outstanding,  such  subsequent  recovery  shall be distributed  to the  persons who were the  Holders of such Class of  Certificates  when it was retired);  fourth,  to all Servicing  Fees and  Subservicing  Fees payable  therefrom (and the
Master Servicer and the  Subservicer  shall have no claims for any  deficiencies  with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage  Loan one or more of whose  obligors  is not a
United States Person,  in connection  with any foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of Treasury  Regulation Section  1.1445-2(d)(3) (or
any successor  thereto)  necessary to assure that no withholding  tax  obligation  arises with respect to the proceeds of such  foreclosure  except to the extent,  if any,  that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon becoming  aware of the payment in full of any Mortgage  Loan, or upon the receipt by the Master  Servicer of a  notification  that  payment in full will be escrowed in a manner customary for such purposes,  the Master Servicer shall immediately  notify the Trustee (if it holds the related  Mortgage File) or the Custodian by a certification  of a Servicing  Officer
(which  certification  shall include a statement to the effect that all amounts received or to be received  in  connection  with such  payment  which are  required  to be  deposited  in the
Custodial  Account pursuant to Section 3.07 have been or will be so deposited),  substantially in one of the forms  attached  hereto as Exhibit H  requesting  delivery to it of the Mortgage
File. Upon receipt of such certification and request,  the Trustee shall promptly release,  or cause the Custodian to release,  the related Mortgage File to the Master Servicer.  The Master
Servicer is authorized  to execute and deliver to the Mortgagor the request for  reconveyance, deed of reconveyance  or release or satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage Note with, as appropriate,  written evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System
of  such   Mortgage  and  to  execute  and   deliver,   on  behalf  of  the  Trustee  and  the
Certificateholders  or any of them, any and all  instruments of  satisfaction  or cancellation or of partial or full  release,  including  any  applicable  UCC  termination  statements.  No expenses  incurred in connection  with any instrument of  satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)     From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage
Loan,  the Master  Servicer  shall  deliver to the  Custodian,  with a copy to the Trustee,  a certificate  of a Servicing  Officer  substantially  in one of the forms attached as Exhibit H hereto,  requesting  that  possession  of all,  or any  document  constituting  part  of,  the
Mortgage  File be released to the Master  Servicer  and  certifying  as to the reason for such release and that such release will not invalidate any insurance  coverage  provided in respect of the Mortgage Loan under any Required Insurance Policy.  Upon receipt of the foregoing,  the
Trustee shall  deliver,  or cause the Custodian to deliver,  the Mortgage File or any document therein to the Master  Servicer.  The Master  Servicer  shall cause each  Mortgage File or any document  therein so released to be returned to the  Trustee,  or the  Custodian  as agent for the Trustee when the need  therefor by the Master  Servicer no longer  exists,  unless (i) the
Mortgage Loan has been liquidated and the Liquidation  Proceeds  relating to the Mortgage Loan have been  deposited in the  Custodial  Account or (ii) the Mortgage File or such document has been  delivered  directly or through a Subservicer  to an attorney,  or to a public trustee or other  public  official as required by law,  for  purposes  of  initiating  or pursuing  legal action or other  proceedings for the foreclosure of the Mortgaged  Property either  judicially or  non-judicially,  and the Master  Servicer has delivered  directly or through a Subservicer to the Trustee a certificate of a Servicing  Officer  certifying as to the name and address of the Person to which such  Mortgage  File or such  document  was  delivered  and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage Loan, the Trustee shall  deliver the Request for Release with respect  thereto to the Master  Servicer  upon the
Trustee's  receipt of  notification  from the Master  Servicer  of the  deposit of the related
Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary,  any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure  or  trustee's  sale in respect of a Mortgaged
Property  or to any legal  action  brought to obtain  judgment  against any  Mortgagor  on the
Mortgage  Note or  Mortgage  or to  obtain a  deficiency  judgment,  or to  enforce  any other remedies or rights  provided by the Mortgage  Note or Mortgage or  otherwise  available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the
Master Servicer shall deliver to the Trustee a certificate of a Servicing  Officer  requesting that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings are required and that the  execution and delivery  thereof by the
Trustee shall not invalidate any insurance  coverage  under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the Mortgage,  except for the  termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Eligible Master Servicing Compensation.

(a)     The Master Servicer, as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided for by clauses  (iii),  (iv), (v)
and  (vi)  of  Section  3.10(a),  subject  to  clause  (e)  below.  The  amount  of  servicing
compensation   provided   for  in  such  clauses   shall  be  accounted   for  on  a  Mortgage
Loan-by-Mortgage  Loan basis. In the event that Liquidation  Proceeds,  Insurance Proceeds and
REO  Proceeds  (net of amounts  reimbursable  therefrom  pursuant to Section  3.10(a)(ii))  in respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such
Mortgage Loan plus unpaid interest accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the  Modified Net Mortgage  Rate in the
case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and to pay to  itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and  any
Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional  servicing  compensation  in the  form of  assumption  fees,  late  payment charges,  investment income on amounts in the Custodial Account or the Certificate  Account or
otherwise  shall be retained by the Master  Servicer or the Subservicer to the extent provided herein,  subject  to  clause  (e)  below.  Prepayment  charges  shall  be  deposited  into the
Certificate  Account and shall be paid on each  Distribution  Date to the holders of the Class
SB Certificates.

(c)     The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses incurred by it in connection with its servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance  Policies,  if any, to the extent such  premiums  are not required to be paid by the related  Mortgagors,  and the fees and  expenses of the Trustee and any  Custodian) and shall not be entitled to  reimbursement  therefor  except as  specifically provided in Sections 3.10 and 3.14.

(d)     The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the  transfer  of all of its  responsibilities and obligations of the Master Servicer under this Agreement.

(e)     Notwithstanding  clauses (a) and (b) above, the amount of servicing  compensation that the Master  Servicer shall be entitled to receive for its activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by an amount equal to
Eligible Master  Servicing  Compensation (if any) for such  Distribution  Date. Such reduction shall be applied during such period as follows:  first,  to any Servicing Fee or  Subservicing
Fee to which the Master  Servicer is entitled  pursuant to Section  3.10(a)(iii);  second,  to any income or gain  realized from any  investment  of funds held in the  Custodial  Account or the  Certificate  Account  to which the Master  Servicer  is  entitled  pursuant  to  Sections
3.07(c) or 4.01(b),  respectively;  and third,  to any amounts of  servicing  compensation  to which the Master Servicer is entitled  pursuant to Section  3.10(a)(v) or (vi). In making such reduction,  the Master Servicer shall not withdraw from the Custodial  Account any such amount representing  all or a  portion  of the  Servicing  Fee to which it is  entitled  pursuant  to
Section  3.10(a)(iii);  (ii) shall not  withdraw  from the  Custodial  Account or  Certificate
Account  any such amount to which it is  entitled  pursuant to Section  3.07(c) or 4.01(b) and
(iii)  shall  not  withdraw  from  the   Custodial   Account  any  such  amount  of  servicing
compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

        On each Distribution Date, Eligible Master Servicing  Compensation shall be applied to cover Prepayment Interest Shortfalls for such Distribution Date.

Section 3.17.  Reports to the Trustee and the Depositor.

        Not later than  fifteen  days after it receives a written  request from the Trustee or the  Depositor,  the  Master  Servicer  shall  forward  to the  Trustee  and the  Depositor  a statement,  certified  by a  Servicing  Officer,  setting  forth the  status of the  Custodial
Account as of the close of business on the most recent prior  Distribution  Date as it relates to the Mortgage  Loans and showing,  for the period covered by such  statement,  the aggregate of deposits in or  withdrawals  from the  Custodial  Account in respect of the Mortgage  Loans for each  category  of deposit  specified  in Section  3.07 and each  category  of  withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Master  Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during  which the  Depositor's  annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange  Act and the  rules  and  regulations  of the  Commission,  the  date  on  which  the
Depositor's  annual  report  on Form  10-K is  required  to be  filed in  accordance  with the
Exchange Act and the rules and  regulations of the Commission,  (i) a servicing  assessment as described  in  Section  4.03(f)(ii)  and (ii) a  servicer  compliance  statement  signed by an authorized  officer of the Master  Servicer,  as described in Items 1122(a),  1122(b) and 1123 of Regulation AB, to the effect that:

(i)     A review of the Master  Servicer's  activities  during the reporting period and of its performance under this Agreement, has been made under such officer's supervision.

(ii)    To the best of such officer's  knowledge,  based on such review,  the Master  Servicer has fulfilled all of its  obligations  under this  Agreement in all material  respects throughout  the  reporting  period or, if there has been a failure to fulfill any such obligation  in any  material  respect,  specifying  each  such  failure  known to such officer and the nature and status thereof.

        The Master  Servicer  shall use  commercially  reasonable  efforts to obtain  from all other parties participating in the servicing function any additional  certifications  required under Item 1123 of  Regulation  AB to the extent  required  to be included in a Report on Form
10-K;  provided,  however,  that a failure to obtain such certifications shall not be a breach of the  Master  Servicer's  duties  hereunder  if any  such  party  fails  to  deliver  such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before  the  earlier  of (a) March 31 of each  year or (b) with  respect  to any calendar  year  during  which the  Depositor's  annual  report on Form 10-K is  required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission, the date on which the annual  report is required to be filed in  accordance  with the Exchange
Act and the rules and  regulations  of the  Commission,  the Master  Servicer  at its  expense shall cause a firm of independent public  accountants,  which shall be members of the American
Institute of Certified  Public  Accountants,  to furnish to the  Depositor and the Trustee the attestation  required under Item 1122(b) of Regulation AB. In rendering such  statement,  such firm  may  rely,  as to  matters  relating  to the  direct  servicing  of  mortgage  loans  by
Subservicers,  upon comparable  statements for  examinations  conducted by independent  public accountants  substantially in accordance with standards  established by the American Institute of Certified Public  Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Right of the Depositor in Respect of the Master Servicer.

        The Master  Servicer  shall  afford the  Depositor  and the Trustee,  upon  reasonable notice,  during normal business hours access to all records  maintained by the Master Servicer in respect  of its  rights and  obligations  hereunder  and access to  officers  of the Master
Servicer  responsible for such  obligations.  Upon request,  the Master Servicer shall furnish the  Depositor  and the  Trustee  with its most  recent  financial  statements  and such other information as the Master Servicer  possesses  regarding its business,  affairs,  property and condition,  financial  or  otherwise.  The  Master  Servicer  shall  also  cooperate  with all reasonable requests for information  including,  but not limited to, notices, tapes and copies of  files,  regarding  itself,  the  Mortgage  Loans or the  Certificates  from any  Person or
Persons  identified by the Depositor or  Residential  Funding.  The Depositor  may, but is not
obligated to perform, or cause a designee to perform,  any defaulted  obligation of the Master
Servicer  hereunder or exercise the rights of the Master  Servicer  hereunder;  provided  that the Master  Servicer  shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the  Depositor or its  designee.  Neither the  Depositor nor the Trustee shall  have the  responsibility  or  liability  for any action or failure to act by the Master
Servicer and is not obligated to supervise the  performance of the Master  Servicer under this
Agreement or otherwise.

Section 3.21.  Advance Facility.

(a)     The Master  Servicer is hereby  authorized to enter into a financing or other facility
(any such  arrangement,  an "Advance  Facility")  under which (1) the Master  Servicer  sells, assigns or pledges to another  Person (an  "Advancing  Person") the Master  Servicer's  rights under this  Agreement to be reimbursed  for any Advances or Servicing  Advances  and/or (2) an
Advancing  Person agrees to fund some or all Advances and/or  Servicing  Advances  required to be made by the Master Servicer  pursuant to this Agreement.  No consent of the Depositor,  the
Trustee,  the  Certificateholders  or any other  party  shall be  required  before  the Master
Servicer  may enter into an Advance  Facility.  Notwithstanding  the  existence of any Advance
Facility under which an Advancing  Person agrees to fund Advances  and/or  Servicing  Advances on the Master  Servicer's  behalf,  the Master  Servicer  shall remain  obligated  pursuant to this  Agreement to make  Advances and Servicing  Advances  pursuant to and as required by this
Agreement.  If the Master  Servicer  enters  into an Advance  Facility,  and for so long as an
Advancing  Person  remains  entitled  to  receive  reimbursement  for any  Advances  including
Nonrecoverable   Advances   ("Advance   Reimbursement   Amounts")  and/or  Servicing  Advances
including  Nonrecoverable  Advances  ("Servicing Advance  Reimbursement  Amounts" and together with  Advance  Reimbursement  Amounts,  "Reimbursement  Amounts")  (in each case to the extent such type of  Reimbursement  Amount is  included  in the  Advance  Facility),  as  applicable, pursuant  to this  Agreement,  then the Master  Servicer  shall  identify  such  Reimbursement
Amounts  consistent with the reimbursement  rights set forth in Section  3.10(a)(ii) and (vii)
and remit such  Reimbursement  Amounts in  accordance  with this  Section 3.21 or otherwise in accordance with the  documentation  establishing the Advance Facility to such Advancing Person or to a trustee,  agent or  custodian  (an  "Advance  Facility  Trustee")  designated  by such
Advancing   Person  in  an  Advance  Facility  Notice  described  below  in  Section  3.21(b).
Notwithstanding  the foregoing,  if so required pursuant to the terms of the Advance Facility, the  Master  Servicer  may  direct,  and if so  directed  in  writing  the  Trustee  is hereby authorized  to and  shall  pay to the  Advance  Facility  Trustee  the  Reimbursement  Amounts
identified  pursuant  to  the  preceding  sentence.  An  Advancing  Person  whose  obligations hereunder  are limited to the  funding of  Advances  and/or  Servicing  Advances  shall not be required  to meet the  qualifications  of a  Master  Servicer  or a  Subservicer  pursuant  to
Section  3.02(a) or  6.02(c)  hereof  and shall not be deemed to be a  Subservicer  under this
Agreement.  Notwithstanding  anything  to the  contrary  herein,  in no  event  shall  Advance
Reimbursement   Amounts  or  Servicing  Advance  Reimbursement  Amounts  be  included  in  the
Available Distribution Amount or distributed to Certificateholders.

(b)     If the Master  Servicer  enters into an Advance  Facility  and makes the  election set forth in Section 3.21(a),  the Master Servicer and the related  Advancing Person shall deliver to the Trustee a written  notice and  payment  instruction  (an  "Advance  Facility  Notice"), providing  the  Trustee  with  written  payment  instructions  as to where  to  remit  Advance
Reimbursement  Amounts  and/or  Servicing  Advance  Reimbursement  Amounts (each to the extent such type of  Reimbursement  Amount is included  within the Advance  Facility)  on  subsequent
Distribution  Dates.  The  payment  instruction  shall  require the  applicable  Reimbursement
Amounts  to  be  distributed  to  the  Advancing  Person  or to an  Advance  Facility  Trustee
designated in the Advance Facility  Notice.  An Advance Facility Notice may only be terminated by the joint written  direction of the Master Servicer and the related  Advancing  Person (and any related Advance Facility Trustee).

(c)     Reimbursement  Amounts shall consist  solely of amounts in respect of Advances  and/or
Servicing  Advances  made with  respect to the  Mortgage  Loans for which the Master  Servicer would be permitted to  reimburse  itself in  accordance  with  Section  3.10(a)(ii)  and (vii)
hereof,  assuming the Master Servicer or the Advancing Person had made the related  Advance(s)
and/or  Servicing   Advance(s).   Notwithstanding  the  foregoing,   except  with  respect  to
reimbursement  of  Nonrecoverable  Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to  reimbursement  from funds held in the  Collection  Account for future distribution to  Certificateholders  pursuant to this Agreement.  Neither the Depositor nor the  Trustee  shall have any duty or  liability  with  respect to the  calculation  of any
Reimbursement  Amount,  nor shall the  Depositor  or the Trustee  have any  responsibility  to track or monitor the  administration  of the Advance Facility and the Depositor shall not have any  responsibility  to track,  monitor or verify the payment of Reimbursement  Amounts to the related Advancing Person or Advance Facility  Trustee.  The Master Servicer shall maintain and provide  to  any  Successor  Master  Servicer  (a  "Successor  Master  Servicer")  a  detailed accounting on a loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The Successor  Master  Servicer shall be entitled to rely on any  such  information  provided  by the  Master  Servicer  and the  Successor  Master
Servicer shall not be liable for any errors in such information.

(d)     Upon the direction of and at the expense of the Master  Servicer,  the Trustee  agrees to execute such  acknowledgments,  certificates,  and other  documents  provided by the Master
Servicer  and  reasonably  satisfactory  to  the  Trustee  recognizing  the  interests  of any
Advancing  Person or  Advance  Facility  Trustee in such  Reimbursement  Amounts as the Master
Servicer may cause to be made  subject to Advance  Facilities  pursuant to this Section  3.21, and such other  documents  in  connection  with such  Advance  Facility  as may be  reasonably requested  from  time to  time  by any  Advancing  Person  or  Advance  Facility  Trustee  and
reasonably satisfactory to the Trustee.

(e)     Reimbursement  Amounts collected with respect to each Mortgage Loan shall be allocated to  outstanding  unreimbursed  Advances or  Servicing  Advances (as the case may be) made with respect to that  Mortgage  Loan on a  "first-in,  first out"  ("FIFO")  basis,  subject to the qualifications set forth below:

(i)     Any Successor  Master  Servicer to  Residential  Funding and the  Advancing  Person or
        Advance  Facility  Trustee  shall  be  required  to apply  all  amounts  available  in accordance  with this Section 3.21(e) to the  reimbursement  of Advances and Servicing
        Advances  in the  manner  provided  for  herein;  provided,  however,  that  after the succession  of a Successor  Master  Servicer,  (A) to the extent that any  Advances or
        Servicing  Advances with respect to any particular  Mortgage Loan are reimbursed  from payments or recoveries,  if any, from the related Mortgagor,  and Liquidation Proceeds or Insurance  Proceeds,  if any,  with respect to that  Mortgage  Loan,  reimbursement shall be made,  first, to the Advancing  Person or Advance Facility Trustee in respect of Advances and/or  Servicing  Advances related to that Mortgage Loan to the extent of the interest of the  Advancing  Person or Advance  Facility  Trustee in such  Advances and/or  Servicing  Advances,  second to the Master  Servicer  in  respect of  Advances and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the Advancing Person or Advance  Facility  Trustee Person has an interest,  and third, to the Successor  Master  Servicer in respect of any other Advances  and/or  Servicing
        Advances  related to that Mortgage Loan, from such sources as and when collected,  and
        (B)  reimbursements  of  Advances  and  Servicing  Advances  that  are  Nonrecoverable
        Advances shall be made pro rata to the Advancing Person or Advance  Facility  Trustee, on the one hand, and any such  Successor  Master  Servicer,  on the other hand, on the basis of the  respective  aggregate  outstanding  unreimbursed  Advances and Servicing
        Advances  that are  Nonrecoverable  Advances  owed to the  Advancing  Person,  Advance
        Facility Trustee or Master Servicer  pursuant to this Agreement,  on the one hand, and any such Successor Master Servicer,  on the other hand, and without regard to the date on which any such  Advances or Servicing  Advances  shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this Section  3.21(e),  some or all of a  Reimbursement  Amount paid to the  Advancing  Person or Advance  Facility
        Trustee  relates to Advances or  Servicing  Advances  that were made by a Person other than Residential  Funding or the Advancing Person or Advance  Facility  Trustee,  then the  Advancing  Person or Advance  Facility  Trustee  shall be  required  to remit any portion of such  Reimbursement  Amount to the Person  entitled to such portion of such
        Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential
        Funding shall remain  entitled to be  reimbursed  by the  Advancing  Person or Advance
        Facility  Trustee  for all  Advances  and  Servicing  Advances  funded by  Residential
        Funding to the extent the related  Reimbursement  Amount(s)  have not been assigned or pledged  to an  Advancing  Person  or  Advance  Facility  Trustee.  The  documentation establishing any Advance Facility shall require  Residential Funding to provide to the related  Advancing  Person or Advance  Facility  Trustee loan by loan information with respect to each  Reimbursement  Amount distributed to such Advancing Person or Advance
        Facility  Trustee  on each date of  remittance  thereof  to such  Advancing  Person or
        Advance Facility  Trustee,  to enable the Advancing Person or Advance Facility Trustee to make  the  FIFO  allocation  of each  Reimbursement  Amount  with  respect  to each
        Mortgage Loan.

(ii)    By way of  illustration,  and not by way of limiting the  generality of the foregoing, if the Master Servicer  resigns or is terminated at a time when the Master Servicer is a party to an Advance  Facility,  and is replaced by a Successor Master Servicer,  and the Successor  Master  Servicer  directly  funds  Advances or Servicing  Advances with respect to a Mortgage  Loan and does not  assign or pledge the  related  Reimbursement
        Amounts  to the  related  Advancing  Person  or  Advance  Facility  Trustee,  then all payments and  recoveries  received from the related  Mortgagor or received in the form of  Liquidation  Proceeds  with respect to such  Mortgage  Loan  (including  Insurance
        Proceeds  collected in connection  with a liquidation  of such Mortgage  Loan) will be allocated first to the Advancing  Person or Advance Facility Trustee until the related
        Reimbursement  Amounts  attributable to such Mortgage Loan that are owed to the Master
        Servicer and the Advancing Person,  which were made prior to any Advances or Servicing
        Advances  made by the  Successor  Master  Servicer,  have been  reimbursed in full, at which  point the  Successor  Master  Servicer  shall be entitled to retain all related
        Reimbursement  Amounts  subsequently  collected  with  respect to that  Mortgage  Loan pursuant  to  Section 3.10  of this  Agreement.  To the extent  that the  Advances  or
        Servicing Advances are Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to  Section 3.10  of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee,  on the one
        hand,  and the Successor  Master  Servicer,  on the other hand, as described in clause
        (i)(B) above.

(f)     The Master  Servicer  shall  remain  entitled to be  reimbursed  for all  Advances and
Servicing  Advances  funded by the Master  Servicer  to the extent  the  related  rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g)     Any amendment to this Section 3.21 or to any other  provision of this  Agreement  that may be  necessary  or  appropriate  to effect the terms of an Advance  Facility  as  described generally  in  this  Section  3.21,  including  amendments  to add  provisions  relating  to a successor  master servicer,  may be entered into by the Trustee,  the Depositor and the Master
Servicer without the consent of any  Certificateholder,  with written  confirmation  from each
Rating  Agency  that the  amendment  will not result in the  reduction  of the  ratings on any class of the Certificates  below the lesser of the then current ratings on such  Certificates, and  delivery  of an Opinion of Counsel as required  under  Section  11.01(c)  notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)     Any rights of set-off that the Trust Fund, the Trustee,  the Depositor,  any Successor
Master  Servicer or any other Person might  otherwise  have against the Master  Servicer under this  Agreement  shall not attach to any rights to be  reimbursed  for  Advances or  Servicing
Advances  that have been sold,  transferred,  pledged,  conveyed or assigned to any  Advancing
Person.

(i)     At any time when an  Advancing  Person  shall  have  ceased  funding  Advances  and/or
Servicing  Advances (as the case may be) and the Advancing  Person or related Advance Facility
Trustee shall have  received  Reimbursement  Amounts  sufficient in the aggregate to reimburse all Advances and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person,  then upon the  delivery  of a written  notice signed by the  Advancing  Person and the Master  Servicer or its  successor  or assign) to the
Trustee  terminating the Advance Facility Notice (the "Notice of Facility  Termination"),  the
Master  Servicer or its  Successor  Master  Servicer  shall again be entitled to withdraw  and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

(j)     After delivery of any Advance  Facility  Notice,  and until any such Advance  Facility
Notice has been terminated by a Notice of Facility  Termination,  this Section 3.21 may not be amended or  otherwise  modified  without the prior  written  consent of the related  Advancing
Person.

ARTICLE IV
                                PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master  Servicer  acting as agent of the Trustee  shall  establish  and maintain a
Certificate  Account in which the Master  Servicer  shall  deposit or cause to be deposited on behalf of the  Trustee  on or  before  2:00 P.M.  New York  time on each  Certificate  Account
Deposit Date by wire  transfer of  immediately  available  funds an amount equal to the sum of
(i) any Advance for the  immediately  succeeding  Distribution  Date, (ii) any amount required to be paid  pursuant to Section  3.12(a),  (iii) any amount  required to be  deposited  in the
Certificate  Account  pursuant to Section  3.16(e),  Section  4.07 or Section  4.08,  (iv) any
amount  required  to be paid  pursuant  to Section  9.01,  (v) any  prepayment  charges on the
Mortgage  Loans  received  during the  related  Prepayment  Period and (vi) all other  amounts constituting the Available  Distribution  Amount for the immediately  succeeding  Distribution
Date.

(b)     On or prior to the Business Day  immediately  following each  Determination  Date, the
Master Servicer shall determine any amounts owed by the Yield Maintenance  Agreement  Provider under the Yield  Maintenance  Agreement  and  inform  the  Trustee in writing of the amount so calculated.

(c)     The Trustee shall, upon written request from the Master Servicer,  invest or cause the institution  maintaining  the  Certificate  Account  to invest  the  funds in the  Certificate
Account in  Permitted  Investments  designated  in the name of the  Trustee for the benefit of the  Certificateholders,  which shall mature not later than the  Business  Day next  preceding the  Distribution  Date next  following the date of such  investment  (except that (i) if such
Permitted  Investment is an obligation of the  institution  that  maintains  such account or a fund for which such  institution  serves as  custodian,  then such  Permitted  Investment  may mature  on  such  Distribution  Date  and  (ii)  any  other  investment  may  mature  on  such
Distribution  Date  if the  Trustee  shall  advance  funds  on such  Distribution  Date to the
Certificate  Account  in the amount  payable on such  investment  on such  Distribution  Date, pending receipt thereof to the extent  necessary to make  distributions  on the  Certificates)
and shall not be sold or  disposed of prior to  maturity.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be deposited in the  Certificate  Account by the Master  Servicer
out of its own funds immediately as realized.

Section 4.02.  Distributions.

(a)     On each Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee)
shall  allocate and  distribute the Available  Distribution  Amount,  if any, for such date to the interests issued in respect of REMIC I and REMIC II as specified in this Section.

(b)     (1) On each  Distribution  Date,  the following  amounts,  in the  following  order of priority,  shall be  distributed  by REMIC I to REMIC II on  account  of the  REMIC I  Regular
Interests:

                      i.     to  the  extent  of the  Available  Distribution  Amount,  to the
                      Holders of the REMIC I Regular  Interests,  pro rata, in an amount equal
                      to  (A)  the   related   Uncertificated   Accrued   Interest   for  such
                      Distribution  Date,  plus (B) any amounts in respect  thereof  remaining
                      unpaid   from   previous   Distribution   Dates.   Amounts   payable  as
                      Uncertificated  Accrued  Interest in respect of REMIC I Regular Interest
                      ZZ shall be  reduced  when the REMIC I  Overcollateralization  Amount is less  than the REMIC I  Required  Overcollateralization  Amount,  by the
                      lesser of (x) the amount of such  difference and (y) the REMIC I Regular
                      Interest ZZ Maximum Interest  Deferral  Amount,  and such amount will be payable to the  Holders of REMIC I Regular  Interests  A-1,  A-2,  A-3A,
                      A-3B,  M-1,  M-2,  M-3,  M-4,  M-5,  M-6,  M-7,  M-8 and M-9 in the same proportion as the Overcollateralization  Increase Amount is allocated to
                      the  corresponding   Class  of  Certificates,   and  the  Uncertificated
                      Principal  Balance of the REMIC I Regular Interest ZZ shall be increased by such amount; and

                      ii.    on each  Distribution  Date,  to the  Holders  of REMIC I Regular
                      Interests,  in an  amount  equal  to  the  remainder  of  the  Available
                      Distribution  Amount after the distributions made pursuant to clause (i)
                      above,  allocated  as follows  (except as  provided  below):  (A) to the
                      Holders of the REMIC I Regular  Interest  AA,  98.00% of such  remainder until  the  Uncertificated  Principal  Balance  of such  REMIC I Regular
                      Interest  is  reduced  to zero;  (B) to the  Holders  of REMIC I Regular
                      Interests A-1, A-2, A-3A,  A-3B,  M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8
                      and M-9, 1.00% of such  remainder in the same  proportion as amounts are distributed  in  respect  of  principal  on the  corresponding  Class of
                      Certificates;  (C) to the  Holders of the REMIC I Regular  Interest  ZZ,
                      1.00% of such  remainder;  and (D) any remaining  amounts to the Holders of the Class R-I Certificates;  provided, however, that 98.00% and 2.00%
                      of   any   principal    payments   that   are    attributable    to   an
                      Overcollateralization  Reduction Amount shall be allocated to Holders of the  REMIC I  Regular  Interest  AA and  REMIC I  Regular  Interest  ZZ,
                      respectively;

               (2)    Notwithstanding  the  distributions  described in this Section  4.02(b), distribution  of funds from the  Certificate  Account shall be made only in accordance with Section 4.02(c).

(c)     On each  Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the
Paying Agent appointed by the Trustee,  shall distribute to each  Certificateholder  of record on the next  preceding  Record Date (other than as  provided in Section  9.01  respecting  the final distribution)  either in immediately  available funds (by wire transfer or otherwise) to the  account  of  such  Certificateholder  at  a  bank  or  other  entity  having  appropriate facilities  therefor,  if such  Certificateholder  has so notified the Master  Servicer or the
Paying  Agent,  as the case may be,  or, if such  Certificateholder  has not so  notified  the
Master   Servicer  or  the  Paying  Agent  by  the  Record  Date,  by  check  mailed  to  such
Certificateholder  at the address of such Holder  appearing in the  Certificate  Register such
Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based  on the  aggregate  of the  Percentage  Interests  represented  by  Certificates  of the applicable  Class held by such Holder of the  following  amounts,  in the  following  order of priority,  subject to the  provisions  of  Section  4.02(d)),  to the extent of the  Available
Distribution  Amount on deposit  in the  Certificate  Account  (with  respect  to clauses  (i)
through (xi),  and to the extent of the sum of the  remaining  Available  Distribution  Amount and the Yield  Maintenance  Payments on deposit in the  Certificate  Account  with  respect to clauses (xii)  through  (xxi) (and,  with respect to clause  (xx)(B)  below,  to the extent of prepayment charges on deposit in the Certificate Account) :

(i)     to the Class A  Certificateholders,  the Class A Interest  Distribution  Amount,  with such amount allocated among the Class A  Certificateholders  on a pro rata basis based on the Accrued Certificate Interest on each such Class;

(ii)    to the  Class  M-1  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-1
        Interest Distribution Amount;

(iii)   to the  Class  M-2  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-2
        Interest Distribution Amount;

(iv)    to the  Class  M-3  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-3
        Interest Distribution Amount;

(v)     to the  Class  M-4  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-4
        Interest Distribution Amount;

(vi)    to the  Class  M-5  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-5
        Interest Distribution Amount;

(vii)   to the  Class  M-6  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-6
        Interest Distribution Amount;
(viii)  to the  Class  M-7  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-7
        Interest Distribution Amount;

(ix)    to the  Class  M-8  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-8
        Interest Distribution Amount;

(x)     to the  Class  M-9  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-9
        Interest Distribution Amount;

(xi)    to the  Class A and  Class M  Certificateholders,  from  the  amount,  if any,  of the
        Available  Distribution  Amount  remaining  after  the  foregoing  distributions,  the
        Principal  Distribution  Amount (other than the amounts set forth in clauses  (b)(iv),
        (b)(v), and (b)(vi) of the definition thereof),  in the order of priority described in
        Section 4.02(d) hereof,  until the Certificate  Principal  Balances of the Class A and
        Class M Certificates have been reduced to zero;

(xii)   to the Class A and Class M Certificateholders,  from the amount, if any, of the Excess
        Cash Flow,  an amount equal to the  principal  portion of Realized  Losses  previously allocated to reduce the Certificate  Principal Balance of any Class of the Class A and
        Class M Certificates and remaining unreimbursed,  but only to the extent of Subsequent
        Recoveries  for  that  Distribution  Date,  which  amount  shall  be  included  in the
        Principal  Distribution  Amount and paid in accordance  with Section  4.02(d)  hereof, until the Certificate  Principal Balances of the Class A and Class M Certificates have been reduced to zero;

(xiii)  to the Class A and Class M Certificateholders,  from the amount, if any, of the Excess
        Cash  Flow  remaining  after  the  foregoing  distributions,  an  amount  equal to the principal  portion of Realized  Losses on the Mortgage  Loans  during the  immediately preceding  Prepayment  Period,  which  amount  shall  be  included  in  the  Principal
        Distribution  Amount and paid in accordance  with Section  4.02(d)  hereof,  until the
        Certificate  Principal  Balances of the Class A Certificates  and Class M Certificates
        have been reduced to zero;

(xiv)   to the Class A and Class M Certificateholders,  from the amount, if any, of the Excess
        Cash Flow  remaining  after the  foregoing  distributions,  the  Overcollateralization
        Increase  Amount for such  Distribution  Date,  which  amount shall be included in the
        Principal  Distribution  Amount and paid in accordance  with  Section 4.02(d)  hereof, until the Certificate  Principal Balances of the Class A and Class M Certificates have been reduced to zero;

(xv)    to the Class A and Class M  Certificateholders  from the amount, if any, of the Excess
        Cash Flow remaining  after the foregoing  distributions,  the amount of any Prepayment
        Interest Shortfalls  allocated thereto for such Distribution Date, on a pro rata basis based on  Accrued  Certificate  Interest  otherwise  due  thereon,  to the  extent not covered by Eligible Master Servicing Compensation on such Distribution Date;

(xvi)   to the Class A and Class M  Certificateholders  from the amount, if any, of the Excess
        Cash Flow remaining  after the foregoing  distributions,  the amount of any Prepayment
        Interest Shortfalls  previously  allocated thereto on any prior Distribution Date that remain  unreimbursed,  together with interest  thereon at the applicable  Pass-Through
        Rate,  on a  pro  rata  basis  based  on  Prepayment  Interest  Shortfalls  previously allocated thereto that remain unreimbursed;

(xvii)  from the  amount,  if any,  of the  Excess  Cash Flow  remaining  after the  foregoing distributions,  to pay the Class A  Certificates,  on a pro rata  basis,  based on the amount of Class A Basis  Risk  Shortfall  Carry-Forward  Amount  previously  allocated thereto  that  remain  unreimbursed,  the amount of any Class A Basis  Risk  Shortfall
        Carry-Forward  Amounts remaining unpaid as of such Distribution  Date, and then to the
        Class M  Certificates,  in their order of their  payment  priority,  the amount of any
        Class M  Basis  Risk  Shortfall  Carry-Forward  Amounts  remaining  unpaid  as of such
        Distribution Date;

(xviii) to the Class A and Class M  Certificates  on a pro rata basis,  based on the amount of
        Relief Act Shortfalls  allocated thereto on such  Distribution  Date, from the amount, if any, of the Excess  Cash Flow  remaining  after the  foregoing  distributions,  the amount of any Relief Act Shortfalls  allocated to those  Certificates  with respect to such Distribution Date;

(xix)   to the Class A and Class M Certificateholders,  from the amount, if any, of the Excess
        Cash Flow remaining after the foregoing  distributions,  the principal  portion of any
        Realized   Losses   previously   allocated  to  those   Certificates   and   remaining
        unreimbursed,   which   amount   shall   be   allocated   first,   to  the   Class   A
        Certificateholders  on a pro rata basis,  based on their respective  principal portion of any Realized Losses  previously  allocated  thereto that remain  unreimbursed,  and then to the Class M Certificates, in their order of payment priority;

(xx)    to the Class SB  Certificates,  (A) from the  amount,  if any, of the Excess Cash Flow remaining  after  the  foregoing  distributions,  the sum of (I)  Accrued  Certificate
        Interest thereon,  (II) the amount of any  Overcollateralization  Reduction Amount for such  Distribution  Date and (III) for any  Distribution  Date  after the  Certificate
        Principal  Balance of each Class of Class A Certificates  and Class M Certificates has
        been  reduced  to zero,  the  Overcollateralization  Amount,  and (B) from  prepayment charges on deposit in the Certificate  Account, any prepayment charges received on the
        Mortgage Loans during the related Prepayment Period; and

(xxi)   to the Class R-II Certificateholders, the balance, if any, of the Excess Cash Flow.

(d)     On each Distribution Date, the Principal Distribution Amount will be paid as follows:

(i)     the Class A Principal  Distribution  Amount  shall be  distributed,  sequentially,  as follows:  (x) first, to the Class A-1  Certificates,  until the Certificate  Principal
        Balance thereof has been reduced to zero, (y) second,  to the Class A-2  Certificates, until the  Certificate  Principal  Balance  thereof has been reduced to zero,  and (z)
        third,  to the  Class  A-3A  and  Class  A-3B  Certificates,  pro  rata,  based on the
        Certificate  Principal  Balances  thereof,  until each Certificate  Principal  Balance thereof has been reduced to zero;

(ii)    the Class M-1  Principal  Distribution  Amount shall be  distributed  to the Class M-1
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(iii)   the Class M-2  Principal  Distribution  Amount shall be  distributed  to the Class M-2
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(iv)    the Class M-3  Principal  Distribution  Amount shall be  distributed  to the Class M-3
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(v)     the Class M-4  Principal  Distribution  Amount shall be  distributed  to the Class M-4
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(vi)    the Class M-5  Principal  Distribution  Amount shall be  distributed  to the Class M-5
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(vii)   the Class M-6  Principal  Distribution  Amount shall be  distributed  to the Class M-6
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(viii)  the Class M-7  Principal  Distribution  Amount shall be  distributed  to the Class M-7
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(ix)    the Class M-8  Principal  Distribution  Amount shall be  distributed  to the Class M-8
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero; and

(x)     the Class M-9  Principal  Distribution  Amount shall be  distributed  to the Class M-9
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero.

(e)     Notwithstanding  the  foregoing  clauses  (c)  and  (d),  upon  the  reduction  of the
Certificate  Principal  Balance of a Class of Class A and Class M Certificates  to zero,  such
Class of Certificates will not be entitled to further  distributions  pursuant to Section 4.02
(other than in respect of Subsequent Recoveries).

(f)     Notwithstanding  the foregoing,  on any Distribution  Date, the amounts allocated from
Excess Cash Flow pursuant to clauses  (c)(xiii)  through (c)(xiv) of this Section 4.02 on such
Distribution  Date  shall  be paid  first  from the  Available  Distribution  Amount  for such
Distribution Date and second from any Yield Maintenance Payment for such Distribution Date.

(g)     Any  Prepayment  Interest  Shortfalls  on the Mortgage  Loans which are not covered by
Eligible  Master  Servicing   Compensation  as  described  in  Section  3.16  and  Relief  Act
Shortfalls  on  the  Mortgage  Loans  will  be  allocated  among  the  Class  A  and  Class  M
Certificates,  pro rata in accordance with the amount of Accrued Certificate  Interest payable on such  Distribution  Date absent such  shortfalls.  Any such uncovered  Prepayment  Interest
Shortfalls will be paid solely  pursuant to Section  4.02(c)(xv) and (xvi) to the extent funds are  available  therefor.  Any such  Relief Act  Shortfalls  will be paid  solely  pursuant to
Section 4.02(c)(xviii) to the extent funds are available therefor.

(h)     In  addition  to  the  foregoing   distributions,   with  respect  to  any  Subsequent
Recoveries,  the Master Servicer shall deposit such funds into the Custodial  Account pursuant to Section 3.07(b)(iii).

(i)     Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder  thereof,  and the Depository  shall be  responsible  for crediting the amount of such  distribution  to the accounts of its  Depository  Participants  in  accordance with its normal  procedures.  Each Depository  Participant shall be responsible for disbursing such  distribution  to  the  Certificate  Owners  that  it  represents  and to  each  indirect participating  brokerage firm (a "brokerage firm" or "indirect  participating firm") for which it acts as agent.  Each  brokerage  firm  shall be  responsible  for  disbursing  funds to the
Certificate Owners that it represents.  None of the Trustee,  the Certificate  Registrar,  the
Depositor or the Master  Servicer shall have any  responsibility  therefor except as otherwise provided by this Agreement or applicable law.

(j)     Except as otherwise provided in Section 9.01, if the Master Servicer  anticipates that a final  distribution  with  respect  to any  Class of  Certificates  will be made on the next
Distribution  Date, the Master  Servicer shall,  no later than the  Determination  Date in the month of such final  distribution,  notify the Trustee and the  Trustee  shall,  no later than two (2)  Business  Days after such  Determination  Date,  mail on such date to each  Holder of such Class of  Certificates  a notice to the effect  that:  (i) the Trustee  anticipates  that the  final  distribution  with  respect  to such  Class of  Certificates  will be made on such
Distribution  Date but only  upon  presentation  and  surrender  of such  Certificates  at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest  shall accrue on such  Certificates  from and after the end of the prior calendar  month.  In the event that
Certificateholders  required to surrender  their  Certificates  pursuant to Section 9.01(c) do not  surrender  their  Certificates  for final  cancellation,  the  Trustee  shall cause funds distributable  with respect to such  Certificates  to be held in the  Certificate  Account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03.  Statements to Certificateholders;  Statements to Rating Agencies; Exchange Act
                      Reporting.

(a)     Concurrently  with each  distribution  charged  to the  Certificate  Account  and with respect to each  Distribution  Date the Master  Servicer  shall forward to the Trustee and the
Trustee  shall  forward by mail or  otherwise  make  available  electronically  on its website
(which  may be  obtained  by  any  Certificateholder  by  telephoning  the  Trustee  at  (877)
722-1095)  to each  Holder,  and  the  Depositor  a  statement  setting  forth  the  following information as to each Class of Certificates, in each case to the extent applicable:

(i)     the applicable  Record Date,  Determination  Date,  Distribution  Date and the date on which the Interest Accrual Period commenced;

(ii)    the aggregate  amount of payments  received with respect to the Mortgage  Loans in the aggregate, including prepayment amounts;
(iii)   the  Servicing  Fee and  Subservicing  Fee  payable  to the  Master  Servicer  and the
        Subservicer;

(iv)    the  amount  of any  other  fees or  expenses  paid,  and the  identity  of the  party receiving such fees or expenses;

(v)     (A)           the amount of such distribution to the  Certificateholders of such Class applied to reduce the Certificate  Principal  Balance  thereof,  and (B) the aggregate amount included therein representing Principal Prepayments;

(vi)    the amount of such distribution to Holders of such Class of Certificates  allocable to interest,  including  amounts  payable as excess cash flow and the  disposition of the excess cash flow;

(vii)   if the  distribution  to the  Holders of such Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there were  sufficient funds available therefor, the amount of the shortfall;

(viii)  the aggregate Certificate Principal Balance of each Class of Certificates,  before and after giving effect to the amounts  distributed on such Distribution Date,  separately identifying  any  reduction  thereof due to Realized  Losses other than pursuant to an actual distribution of principal;

(ix)    the  Certificate  Principal  Balance for each Class of  Certificates as of the Closing
        Date;

(x)     the number and Stated  Principal  Balance of the Mortgage Loans in the aggregate after giving  effect to the  distribution  of  principal on such  Distribution  Date and the number of Mortgage  Loans in the aggregate at the beginning and end of the related Due
        Period;

(xi)    on the basis of the most  recent  reports  furnished  to it by  Subservicers,  (A) the number and Stated  Principal  Balance of the Mortgage  Loans in the aggregate that are
        Delinquent  (1) 30-59  days, (2) 60-89 days and (3) 90 or more days and the number and
        Stated  Principal  Balance  of  the  Mortgage  Loans  in  the  aggregate  that  are in foreclosure,  (B) the number and Stated  Principal  Balances of the Mortgage  Loans in
        the aggregate that are Reportable  Modified Mortgage Loans that are in foreclosure and are REO Property,  indicating in each case capitalized Mortgage Loans, other Servicing
        Modifications  and totals,  and (C) for all Reportable  Modified  Mortgage Loans,  the
        number and Stated Principal  Balances of the Mortgage Loans in the aggregate that have been liquidated,  the subject of pay-offs and that have been repurchased by the Master
        Servicer or Seller;

(xii)   the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04 and the amount of all Advances  that have been  reimbursed  during the related Due Period;

(xiii)  any material  modifications,  extensions or waivers to the terms of the Mortgage Loans in the aggregate during the Due Period or that have cumulatively  become material over time;

(xiv)   any material breaches of Mortgage Loan  representations  or warranties or covenants in the Agreement;

(xv)    the  number,  aggregate  principal  balance  and Stated  Principal  Balance of any REO
        Properties;

(xvi)   the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of  Certificates,  after giving effect to the distribution  made on such  Distribution
        Date;

(xvii)  the  aggregate  amount of Realized  Losses with respect to the  Mortgage  Loans in the aggregate for such  Distribution Date and the aggregate amount of Realized Losses with respect to the Mortgage Loans in the aggregate incurred since the Cut-off Date;

(xviii) the  Pass-Through  Rate on each Class of  Certificates  and the applicable Net WAC Cap
        Rate;

(xix)   the weighted  average of the Maximum Net  Mortgage  Rates with respect to the Mortgage
        Loans in the aggregate;

(xx)    the Basis Risk  Shortfall,  Basis Risk Shortfall  Carry-Forward  Amount and Prepayment
        Interest Shortfalls;

(xxi)   the  Overcollateralization  Amount  and  the  Required   Overcollateralization  Amount
        following such Distribution Date;

(xxii)  the  number and Stated  Principal  Balances  of the  Mortgage  Loans in the  aggregate repurchased under Section 4.07 or Section 4.08;

(xxiii) the aggregate amount of any recoveries on previously  foreclosed loans with respect to the Mortgage Loans in the aggregate from Residential Funding;

(xxiv)  the  weighted  average  remaining  term  to  maturity  of the  Mortgage  Loans  in the aggregate after giving effect to the amounts distributed on such Distribution Date;

(xxv)   the weighted  average  Mortgage  Rates of the Mortgage  Loans in the  aggregate  after giving effect to the amounts distributed on such Distribution Date;

(xxvi)  the  amount  if any,  to be  paid  by a  Derivative  Counterparty  under a  Derivative
        Contract and the amount, if any, to be paid to a Derivative  Counterparty  part, under a Derivative Contract; and

(xxvii) the amount of any Yield  Maintenance  Payments payable to the Trustee on behalf of the
        Trust Fund and any Yield  Maintenance  Termination  Payment  payable to the Trustee on behalf of the Trust Fund; and

(xxviii)       the occurrence of the Stepdown Date.

        In the case of  information  furnished  pursuant to clauses  (i) and (ii)  above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000  denomination.  In addition to the statement  provided to the Trustee as set forth in this Section  4.03(a),  the
Master  Servicer  shall  provide to any manager of a trust fund  consisting  of some or all of the  Certificates,  upon  reasonable  request,  such  additional  information as is reasonably obtainable by the Master Servicer at no additional  expense to the Master  Servicer.  Also, at the request of a Rating Agency,  the Master  Servicer shall provide the  information  relating to the  Reportable  Modified  Mortgage  Loans  substantially  in the form  attached  hereto as
Exhibit S to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master  Servicer  shall not be required to provide such  information  more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R  Certificate,  the Master  Servicer shall prepare,  or cause to be prepared,  and shall forward,  or cause to be forwarded,  to each such  requesting
Person who at any time during the calendar  year was the Holder of a  Certificate,  other than a Class R Certificate,  a statement  containing the  information  set forth in clauses (v) and
(vi)  referred to in  subsection  (a) above  aggregated  for such  calendar year or applicable portion  thereof  during which such Person was a  Certificateholder.  Such  obligation  of the
Master  Servicer  shall be deemed to have been  satisfied  to the  extent  that  substantially comparable  information  shall be provided by the Master Servicer and Trustee  pursuant to any requirements of the Code.

(c)     Within a  reasonable  period of time  after it  receives  a written  request  from any
Holder of a Class R Certificate,  the Master Servicer shall prepare,  or cause to be prepared, and shall forward,  or cause to be forwarded,  to each such requesting  Person who at any time during the calendar year was the Holder of a Class R  Certificate,  a statement containing the applicable  distribution  information  provided pursuant to this  Section 4.03  aggregated for such calendar year or applicable  portion  thereof  during which such Person was the Holder of a Class R  Certificate.  Such  obligation of the Master  Servicer shall be deemed to have been satisfied to the extent that  substantially  comparable  information  shall be provided by the
Master Servicer pursuant to any requirements of the Code.

(d)     Upon the written request of any  Certificateholder,  the Master  Servicer,  as soon as reasonably practicable,  shall provide the requesting  Certificateholder with such information as is necessary and appropriate,  in the Master  Servicer's sole  discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master  Servicer  shall,  on behalf of the  Depositor  and in respect of the Trust
Fund,  sign and cause to be filed with the  Commission  any  periodic  reports  required to be filed  under  the  provisions  of the  Exchange  Act,  and the rules  and  regulations  of the
Commission  thereunder  including,  without  limitation,  reports on Form 10-K,  Form 10-D and
Form 8-K.  In  connection  with the  preparation  and  filing of such  periodic  reports,  the
Trustee  shall  timely  provide to the Master  Servicer  (I) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each  calendar  year,  (II) copies of all pleadings,  other legal  process and any other  documents  relating to any claims,  charges or complaints  involving the Trustee,  as trustee hereunder,  or the Trust Fund that are received by a  Responsible  Officer of the  Trustee,  (III) notice of all matters  that,  to the actual knowledge  of a  Responsible  Officer of the  Trustee,  have been  submitted  to a vote of the
Certificateholders,  other  than  those  matters  that  have been  submitted  to a vote of the
Certificateholders  at the request of the  Depositor or the Master  Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as required pursuant  to this  Agreement.  Neither  the Master  Servicer  nor the  Trustee  shall have any liability  with  respect to the Master  Servicer's  failure to  properly  prepare or file such periodic reports resulting from or relating to the Master  Servicer's  inability or failure to obtain any  information  not resulting  from the Master  Servicer's  own negligence or willful misconduct.

(f)     Any Form 10-K filed with the  Commission  in  connection  with this Section 4.03 shall include, with respect to the Certificates relating to such 10-K:

(i)     A certification,  signed by the senior officer in charge of the servicing functions of the Master Servicer,  in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in
        compliance  with Rules 13a-14 and 15d-14  under the  Exchange  Act and any  additional directives of the Commission.

(ii)    A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable  servicing criteria set forth in relevant  Commission  regulations with respect to  mortgage-backed  securities  transactions  taken as a whole involving the Master  Servicer  that are backed by the same types of assets as those backing the certificates,  as well as similar  reports on assessment  of compliance  received from other  parties  participating  in the  servicing  function  as  required  by  relevant
        Commission  regulations,  as described in Item  1122(a) of  Regulation  AB. The Master
        Servicer shall obtain from all other parties  participating in the servicing  function any required assessments.

(iii)   With respect to each  assessment  report  described  immediately  above, a report by a registered  public  accounting  firm that  attests to, and reports on, the  assessment made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection with the Form 10-K  Certification,  the Trustee shall provide the Master
Servicer with a back-up  certification  substantially  in the form attached  hereto as Exhibit
R-2.

(h)     This  Section  4.03 may be amended  in  accordance  with this  Agreement  without  the consent of the Certificateholders.

(i)     The  Trustee  shall make  available  on the  Trustee's  internet  website  each of the reports filed with the  Commission  by or on behalf of the  Depositor  under the Exchange Act, upon delivery of such report to the Trustee.

Section 4.04.  Distribution  of Reports to the  Trustee  and the  Depositor;  Advances by the
                      Master Servicer.

(a)     Prior to the close of business on the Business Day next succeeding each  Determination
Date,  the  Master  Servicer  shall  furnish a written  statement  (which may be in a mutually agreeable  electronic  format)  to the  Trustee,  any  Paying  Agent  and the  Depositor  (the
information  in such  statement  to be made  available  to  Certificateholders  by the  Master
Servicer  on  request)  (provided  that the  Master  Servicer  shall use its best  efforts  to deliver  such  written  statement  not later  than  12:00  p.m.  New York  time on the  second
Business Day prior to the  Distribution  Date) setting  forth (i) the  Available  Distribution
Amounts,  (ii) the amounts  required to be withdrawn from the Custodial  Account and deposited into the Certificate  Account on the immediately  succeeding  Certificate Account Deposit Date pursuant  to  clause  (iii) of  Section 4.01(a),  (iii)  the  amount  of  Prepayment  Interest
Shortfalls,  Class A Basis Risk Shortfall,  Class M Basis Risk  Shortfall,  Class A Basis Risk
Shortfall  Carry-Forward  Amounts,  and Class M Basis Risk  Shortfall  Carry-Forward  Amounts,
(iv) the Yield  Maintenance  Payment,  if any, for such  Distribution  Date and (v) the amount payable by the  Derivative  Counterparties  to the Trustee under the  Derivative  Contracts as provided in Section 4.11.  The  determination by the Master Servicer of such amounts shall, in the  absence  of  obvious  error,  be  presumptively  deemed to be  correct  for all  purposes hereunder  and  the  Trustee  shall  be  protected  in  relying  upon  the  same  without  any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the
Master Servicer shall either (i) remit to the Trustee for deposit in the  Certificate  Account from its own funds, or funds received therefor from the  Subservicers,  an amount equal to the
Advances  to be made by the  Master  Servicer  in respect of the  related  Distribution  Date, which  shall  be in an  aggregate  amount  equal  to the sum of (A) the  aggregate  amount  of
Monthly  Payments other than Balloon  Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net  Mortgage  Rate),  less the amount of any related  Servicing
Modifications,  Debt Service  Reductions or  reductions in the amount of interest  collectable from the Mortgagor  pursuant to the Relief Act or similar  legislation or regulations  then in effect,  on the  Outstanding  Mortgage  Loans as of the  related  Due Date in the  related Due
Period,  which Monthly  Payments were due during the related Due Period and not received as of the close of business as of the related  Determination  Date;  provided  that no Advance shall be made if it would be a  Nonrecoverable  Advance and (B) with  respect to each  Balloon  Loan delinquent  in  respect of its  Balloon  Payment as of the close of  business  on the  related
Determination  Date,  an amount  equal to the  assumed  Monthly  Payment  (with each  interest portion  thereof  adjusted to a per annum rate equal to the Net Mortgage Rate) that would have been  due on the  related  Due Date  based  on the  original  amortization  schedule  for such
Balloon Loan until such Balloon Loan is finally  liquidated,  over any payments of interest or principal  (with each  interest  portion  thereof  adjusted to per annum rate equal to the Net
Mortgage  Rate)  received  from the  related  Mortgagor  as of the  close of  business  on the related  Determination  Date and  allocable  to the Due Date during the related Due Period for each month  until such  Balloon  Loan is finally  liquidated,  (ii) withdraw  from  amounts on deposit in the Custodial  Account and deposit in the  Certificate  Account all or a portion of the Amount  Held for Future  Distribution  in  discharge  of any such  Advance,  or (iii) make advances  in the form of any  combination  of clauses (i) and  (ii) aggregating  the amount of such  Advance.  Any  portion  of the  Amount  Held for  Future  Distribution  so used shall be replaced  by the Master  Servicer  by deposit in the  Certificate  Account on or before  11:00
A.M.  New York time on any future  Certificate  Account  Deposit Date to the extent that funds attributable  to the Mortgage  Loans that are available in the  Custodial  Account for deposit in the  Certificate  Account  on such  Certificate  Account  Deposit  Date  shall be less than payments to  Certificateholders  required to be made on the following  Distribution  Date. The
Master  Servicer  shall be entitled to use any Advance made by a  Subservicer  as described in
Section  3.07(b)  that  has  been  deposited  in  the  Custodial  Account  on or  before  such
Distribution  Date  as part  of the  Advance  made by the  Master  Servicer  pursuant  to this
Section 4.04.  The  determination  by the Master  Servicer  that it has made a  Nonrecoverable
Advance or that any proposed  Advance,  if made, would  constitute a  Nonrecoverable  Advance, shall be evidenced by a  certificate  of a Servicing  Officer  delivered to the  Depositor and the  Trustee.  In the  event  that the  Master  Servicer  determines  as of the  Business  Day preceding  any  Certificate  Account  Deposit  Date that it will be unable to  deposit  in the
Certificate  Account an amount  equal to the Advance  required to be made for the  immediately succeeding  Distribution  Date,  it shall  give  notice to the  Trustee  of its  inability  to advance  (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time, on such  Business Day,  specifying  the portion of such amount that it will be unable to deposit.
Not later than 3:00 P.M., New York time, on the  Certificate  Account Deposit Date the Trustee shall,  unless by 12:00 Noon,  New York time, on such day the Trustee shall have been notified in  writing  (by  telecopy)  that the  Master  Servicer  shall  have  directly  or  indirectly deposited  in the  Certificate  Account  such portion of the amount of the Advance as to which the Master  Servicer shall have given notice pursuant to the preceding  sentence,  pursuant to
Section 7.01,  (a) terminate all of the rights and  obligations  of the Master  Servicer under this Agreement in accordance  with Section 7.01 and  (b) assume the rights and  obligations of the Master  Servicer as successor  Master  Servicer  hereunder,  including  the  obligation to deposit  in the  Certificate  Account  an  amount  equal to the  Advance  for the  immediately succeeding  Distribution  Date. In connection with the preceding  sentence,  the Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

(a)     Prior to each Distribution  Date, the Master Servicer shall determine the total amount
of  Realized   Losses,   if  any,  that  resulted   from  any  Cash   Liquidation,   Servicing
Modifications,  Debt Service Reduction,  Deficient  Valuation or REO Disposition that occurred during  the  related  Prepayment  Period  or,  in the case of a  Servicing  Modification  that constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction in the  interest  portion of the Monthly  Payment due in the month in which such  Distribution
Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)     All  Realized  Losses  on the  Mortgage  Loans,  on any  Distribution  Date,  shall be allocated as follows:

               first,  to Excess Cash Flow as provided in clause  (b)(v) of the  definition of
               "Principal  Distribution  Amount",  to the extent of the  Excess  Cash Flow for such Distribution Date;

               second,  in reduction of the  Overcollateralization  Amount,  until such amount has been reduced to zero;

               third, to the Class M-9 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

               fourth, to the Class M-8 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

               fifth, to the Class M-7 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

               sixth, to the Class M-6 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

               seventh,  to the  Class  M-5  Certificates,  until  the  Certificate  Principal
               Balance thereof has been reduced to zero;

               eighth, to the Class M-4 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

               ninth, to the Class M-3 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

               tenth, to the Class M-2 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

               eleventh,  to the  Class M-1  Certificates,  until  the  Certificate  Principal
               Balance thereof has been reduced to zero; and

               twelfth,  to the Class A-1, Class A-2 and Class A-3  Certificates on a pro rata basis,  until the Certificate  Principal  Balances thereof have been reduced to zero;  provided  however,  that  the  Realized  Losses  allocated  to  the  A-3
               Certificates will be allocated first to the Class A-3B Certificates,  until the
               Certificate  Principal Balance thereof has been reduced to zero and then to the
               Class A-3A  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero.

(c)     All  allocations  of a Realized Loss on a "pro rata basis" among two or more specified
Classes of  Certificates  means an allocation on a pro rata basis,  among the various  Classes so  specified,  to each such  Class of  Certificates  on the basis of their  then  outstanding
Certificate  Principal  Balances  prior to giving effect to  distributions  to be made on such
Distribution  Date in the case of the  principal  portion of a  Realized  Loss or based on the
Accrued  Certificate  Interest  thereon  payable on such  Distribution  Date in the case of an interest  portion of a Realized  Loss.  Any  allocation of the  principal  portion of Realized
Losses (other than Debt Service  Reductions) to the Class A and Class M Certificates  shall be made by reducing the Certificate  Principal Balance thereof by the amount so allocated,  which allocation shall be deemed to have occurred on such Distribution  Date;  provided that no such reduction  shall reduce the  Certificate  Principal  Balance of the Class A  Certificates  and
Class M Certificates  below the aggregate Stated  Principal  Balance of the Mortgage Loans, as
applicable.  Allocations of the interest  portions of Realized Losses (other than any interest rate  reduction  resulting  from a Servicing  Modification)  shall be made by operation of the definition of "Accrued  Certificate  Interest"  and by operation of the  provisions of Section
4.02(c).  Allocations  of the interest  portion of a Realized Loss  resulting from an interest rate reduction in connection with a Servicing  Modification  shall be made by operation of the provisions of Section  4.02(c).  All Realized Losses and all other losses allocated to a Class of  Certificates  hereunder  will  be  allocated  among  the  Certificates  of such  Class  in proportion to the Percentage Interests evidenced thereby.

(d)     All  Realized  Losses on the Mortgage  Loans shall be  allocated on each  Distribution
Date to the REMIC I Regular Interests,  as follows:  first, to Uncertificated Accrued Interest payable to the REMIC I Regular  Interests  AA and ZZ up to an  aggregate  amount  equal to the excess of (a) the  REMIC I  Interest  Loss  Allocation  Amount  over (b)  Prepayment  Interest
Shortfalls (to the extent not covered by Eligible Master Servicing  Compensation)  relating to the Mortgage  Loans for such  Distribution  Date,  98% and 2%,  respectively;  second,  to the
Uncertificated  Principal  Balances  of  the  REMIC  I  Regular  Interests  AA and ZZ up to an
aggregate  amount  equal  to the  REMIC  I  Principal  Loss  Allocation  Amount,  98%  and 2%,
respectively;  third, to the  Uncertificated  Principal  Balances of REMIC I Regular Interests
AA, 98%,  M-9, 1% and ZZ, 1%, until the  Uncertificated  Principal  Balance of REMIC I Regular
Interest M-9 has been reduced to zero;  fourth, to the  Uncertificated  Principal  Balances of
REMIC I Regular  Interests  AA, 98%,  M-8, 1% and ZZ, 1%, until the  Uncertificated  Principal
Balance  of  REMIC  I  Regular  Interest  M-8  has  been  reduced  to  zero;   fifth,  to  the
Uncertificated  Principal  Balances of REMIC I Regular  Interests AA, 98%, M-7, 1% and ZZ, 1%,
until the  Uncertificated  Principal  Balance of REMIC I Regular Interest M-7 has been reduced to zero;  sixth, to the  Uncertificated  Principal  Balances of REMIC I Regular  Interests AA,
98%,  M-6,  1% and ZZ,  1%,  until the  Uncertificated  Principal  Balance  of REMIC I Regular
Interest M-6 has been reduced to zero;  seventh,  to the Uncertificated  Principal Balances of
REMIC I Regular  Interests  AA, 98%,  M-5, 1% and ZZ, 1%, until the  Uncertificated  Principal
Balance  of  REMIC  I  Regular  Interest  M-5  has  been  reduced  to  zero;  eighth,  to  the
Uncertificated  Principal  Balances of REMIC I Regular  Interests AA, 98%, M-4, 1% and ZZ, 1%,
until the  Uncertificated  Principal  Balance of REMIC I Regular Interest M-4 has been reduced to zero;  ninth, to the  Uncertificated  Principal  Balances of REMIC I Regular  Interests AA,
98%,  M-3,  1% and ZZ,  1%,  until the  Uncertificated  Principal  Balance  of REMIC I Regular
Interest M-3 has been reduced to zero;  tenth,  to the  Uncertificated  Principal  Balances of
REMIC I Regular  Interests  AA, 98%,  M-2, 1% and ZZ, 1%, until the  Uncertificated  Principal
Balance  of  REMIC  I  Regular  Interest  M-2 has  been  reduced  to  zero;  eleventh,  to the
Uncertificated  Principal  Balances of REMIC I Regular  Interests AA, 98%, M-1, 1% and ZZ, 1%,
until the  Uncertificated  Principal  Balance of REMIC I Regular Interest M-1 has been reduced to zero;  twelfth,  to the Uncertificated  Principal Balances of REMIC I Regular Interests AA,
98%,  A-3B,  1%, and ZZ, 1%, until the  Uncertificated  Principal  Balances of REMIC I Regular
Interest A-3B has been reduced to zero; thirteenth,  to the Uncertificated  Principal Balances of REMIC I Regular  Interests  AA,  98%,  A-3A,  1%,  and ZZ,  1%,  until  the  Uncertificated
Principal Balances of REMIC I Regular Interest A-3A has been reduced to zero;  fourteenth,  to the  Uncertificated  Principal Balances of REMIC I Regular Interests AA, 98%, A-2, 1%, and ZZ,
1%,  until the  Uncertificated  Principal  Balances of REMIC I Regular  Interest  A-2 has been reduced to zero; and fifteenth,  to the  Uncertificated  Principal Balances of REMIC I Regular
Interests AA, 98%, A-1, 1%, and ZZ, 1%, until the  Uncertificated  Principal Balances of REMIC
I Regular Interest A-1 has been reduced to zero.

(e)     Realized Losses allocated to the Excess Cash Flow or the Overcollateralization  Amount
pursuant  to  paragraphs  (a),  (b)  or  (c)  of  this  Section,  the  definition  of  Accrued
Certificate  Interest and the operation of Section  4.02(c)  shall be deemed  allocated to the
Class SB  Certificates.  Realized Losses allocated to the Class SB Certificates  shall, to the extent such Realized Losses  represent  Realized Losses on an interest  portion,  be allocated to the REMIC II Regular  Interest  SB-IO.  Realized  Losses  allocated to the Excess Cash Flow pursuant  to  paragraph  (b) of this  Section  shall be deemed to reduce  Accrued  Certificate
Interest  on  the  REMIC  I  Regular   Interest  SB-IO.   Realized  Losses  allocated  to  the
Overcollateralization  Amount  pursuant to paragraph (b) of this Section shall be deemed first to reduce the principal  balance of the REMIC II Regular  Interest  SB-PO until such principal balance shall have been reduced to zero and thereafter to reduce  accrued and unpaid  interest on the REMIC II Regular Interest SB-IO.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file  information  returns with respect to the  receipt  of  mortgage  interest  received  in a trade  or  business,  the  reports  of foreclosures  and  abandonments  of any  Mortgaged  Property  and  the  informational  returns relating to  cancellation  of  indebtedness  income  with  respect to any  Mortgaged  Property required  by Sections  6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee  an  Officers'  Certificate  on or before  March 31 of each year,  beginning  with the first  March 31 that  occurs at least six months  after the Cut-Off  Date,  stating  that such reports have been filed.  Such reports shall be in form and  substance  sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more,  the Master
Servicer  may, at its option,  purchase  such  Mortgage  Loan from the Trustee at the Purchase
Price  therefor.  If at any  time the  Master  Servicer  makes a  payment  to the  Certificate
Account  covering the amount of the Purchase  Price for such a Mortgage  Loan,  and the Master
Servicer  provides to the Trustee a certification  signed by a Servicing  Officer stating that the amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee shall  execute the  assignment  of such  Mortgage  Loan at the request of the Master  Servicer without  recourse to the Master  Servicer  which  shall  succeed to all the  Trustee's  right, title and interest in and to such  Mortgage  Loan,  and all security  and  documents  relative thereto.  Such  assignment  shall be an assignment  outright and not for security.  The Master
Servicer will  thereupon own such Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 4.08.  Limited Mortgage Loan Repurchase Right.

        The Limited  Repurchase  Right Holder will have the irrevocable  option at any time to purchase any of the Mortgage  Loans from the Trustee at the  Purchase  Price,  up to a maximum of five  Mortgage  Loans.  In the event that this option is exercised as to any five  Mortgage
Loans in the  aggregate,  this option  will  thereupon  terminate.  If at any time the Limited
Repurchase  Right Holder  makes a payment to the  Certificate  Account  covering the amount of the  Purchase  Price  for such a  Mortgage  Loan,  and the  Limited  Repurchase  Right  Holder
provides  to the  Trustee a  certification  signed by a  Servicing  Officer  stating  that the amount of such payment has been deposited in the Certificate  Account,  then the Trustee shall execute the  assignment of such Mortgage Loan at the request of the Limited  Repurchase  Right
Holder  without  recourse to the Limited  Repurchase  Right Holder which shall  succeed to all the Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The Limited Repurchase Right Holder will thereupon own such Mortgage,  and all such
security   and   documents,   free  of  any   further   obligation   to  the  Trustee  or  the
Certificateholders  with respect thereto. Any tax on "prohibited  transactions" (as defined in
Section  860F(a)(2) of the Code)  imposed on any REMIC  relating to the exercise of the option provided in this Section 4.08 shall in no event be payable by the Trustee.

Section 4.09.  The Yield Maintenance Agreement.

(a)     On the Closing Date, the Trustee  shall,  on behalf of the Trust Fund, for the benefit of the  Class  A,  Class M and  Class  SB  Certificates,  enter  into  the  Yield  Maintenance
Agreement.

(b)     The Trustee  shall  deposit or cause to be  deposited  any amount  received  under the
Yield Maintenance  Agreement into the Certificate  Account on the date such amount is received
from  the  Yield  Maintenance   Agreement  Provider  under  the  Yield  Maintenance  Agreement
(including Yield Maintenance  Agreement  Termination  Payments, if any). All Yield Maintenance
Payments  received  under the Yield  Maintenance  Agreement  shall be  distributed  as part of
Excess  Cash Flow in  accordance  with the  priorities  set forth in Section  4.02(c)  hereof, whereas,  all  Yield  Maintenance  Agreement  Termination  Payments  received  under the Yield
Maintenance  Agreement  shall be used as set forth in  Section  4.09(e)  hereof.  Neither  the
Yield Maintenance  Agreement nor any Yield Maintenance  Payments  (including Yield Maintenance
Termination  Payments)  constitute a part of any REMIC created hereunder and to the extent any
Yield  Maintenance  Payments  are  included  as part  of  Excess  Cash  Flow  they  are so for definition purposes only.

(c)     Subject to Sections 8.01 and 8.02 hereof,  the Trustee agrees to comply with the terms of the Yield  Maintenance  Agreement and to enforce the terms and provisions  thereof  against the Yield  Maintenance  Agreement  Provider at the written direction of the Holders of Class A and Class M  Certificates  entitled  to at least 51% of the Voting  Rights of such  Classes of
Certificates,   or  if   the   Trustee   does   not   receive   such   direction   from   such
Certificateholders, then at the written direction of Residential Funding.

(d)     The  Trustee  and the  Master  Servicer  shall  treat  the  holders  of each  Class of
Certificates  (other  than the  Class SB  Certificates  and  Class R  Certificates)  as having entered  into a notional  principal  contract  with the holders of the Class SB  Certificates.
Pursuant to each such notional  principal  contract,  the holder of the Class SB  Certificates shall be treated  as having  agreed to pay the  amounts  set forth in  Sections  4.02(c)(xiii)
through (xix) to the holders of the  Certificates  (other than the Class SB  Certificates  and
Class R  Certificates)  in accordance  with the terms of this  Agreement.  Any payments to the
Certificates  from amounts  deemed  received in respect of this  notional  principal  contract shall not be payments  with  respect to a "regular  interest" in a REMIC within the meaning of
Code Section 860G(a)(1).

(e)     In the  event  that the  Yield  Maintenance  Agreement,  or any  replacement  thereof, terminates  prior to the Distribution  Date in February 2011, the Master  Servicer,  but at no
expense to the Master Servicer,  on behalf of the Trustee,  to the extent that the termination value under such Yield  Maintenance  Agreement is  sufficient  therefor and only to the extent of the Yield  Maintenance  Agreement  Termination  Payment received from the Yield Maintenance
Agreement  Provider,  shall  (i)  cause  a  new  yield  maintenance  provider  to  assume  the obligations  of such  terminated  yield  maintenance  agreement  provider  or (ii) cause a new yield  maintenance  agreement  provider to enter into a new  interest  rate yield  maintenance agreement  with the Trust Fund having  substantially  similar  terms as those set forth in the terminated Yield Maintenance  Agreement.  Any Yield Maintenance  Agreement Termination Payment
having a  termination  value which is not  sufficient  to comply with  clauses (i) and (ii) of this Section 4.09(e) shall be included in the definition of Yield  Maintenance  Payment herein and may be distributed as Excess Cash Flow pursuant to Section 4.02(c) herein.

Section 4.10.  [Reserved].

Section 4.11.  Derivative Contracts.

(a)     The Trustee shall, at the written  direction of the Master Servicer,  on behalf of the
Trust  Fund,  enter  into  Derivative  Contracts,  solely  for the  benefit  of the  Class  SB
Certificates.  Any such Derivative  Contract shall constitute a fully prepaid  agreement.  The
Master  Servicer shall  determine,  in its sole  discretion,  whether any Derivative  Contract conforms to the  requirements  of clauses (b) and (c) of this Section  4.11.  Any  acquisition of a Derivative  Contract shall be accompanied by an appropriate  amendment to this Agreement, including an Opinion of Counsel,  as provided in Section  11.01,  and either (i) an Opinion of
Counsel to the  effect  that the  existence  of the  Derivative  Contract  will not  adversely affect the  availability of the exemptive  relief  afforded under ERISA by U.S.  Department of
Labor Prohibited  Transaction  Exemption ("PTE") 94-29, as most recently amended, 67 Fed. Reg.
54487 (Aug. 22, 2002),  to the Holders of the Class A-1, Class A-2 or Class A-3A  Certificates
rated at least  "AA-" (or its  equivalent)  by  Standard  & Poor's or  Moody's  at the time of purchase,  as of the date the  Derivative  Contract is acquired  by the  Trustee;  or (ii) the
consent  of  each  holder  of  a  Class A-1,   Class A-2  or  Class A-3A  Certificate  to  the
acquisition  of such  Derivative  Contract.  All  collections,  proceeds and other  amounts in respect  of  the  Derivative  Contracts  payable  by  the  Derivative  Counterparty  shall  be distributed to the Class SB Certificates on the  Distribution  Date following  receipt thereof by the Trustee on behalf of the Trust Fund.  In no event shall such an  instrument  constitute a part of any REMIC  created  hereunder.  In  addition,  in the event any such  instrument  is deposited,  the Trust  Fund  shall be deemed to be  divided  into two  separate  and  discrete sub-Trusts.  The  assets of one such  sub-Trust  shall  consist of all the assets of the Trust other than such  instrument  and the assets of the other  sub-Trust  shall  consist  solely of such instrument.

(b)     Any  Derivative  Contract that provides for any payment  obligation on the part of the
Trust  Fund must (i) be  without  recourse  to the assets of the Trust  Fund,  (ii)  contain a non-petition  covenant provision from the Derivative  Counterparty,  (iii) limit payment dates thereunder to Distribution  Dates and (iv) contain a provision  limiting any cash payments due to the  Derivative  Counterparty  on any day under such  Derivative  Contract  solely to funds available  therefor in the  Certificate  Account  available to make payments to the Holders of the Class SB Certificates on such Distribution Date.

(c)     Each  Derivative  Contract  must (i) provide for the direct  payment of any amounts by the Derivative  Counterparty  thereunder to the Certificate  Account at least one Business Day prior to the  related  Distribution  Date,  (ii)  contain  an  assignment  of all of the Trust
Fund's rights (but none of its obligations)  under such Derivative  Contract to the Trustee on behalf  the  Class  SB  Certificateholders  and  shall  include  an  express  consent  to  the
Derivative  Counterparty  to  such  assignment,  (iii)  provide  that  in  the  event  of  the occurrence  of an  Event  of  Default,  such  Derivative  Contract  shall  terminate  upon the direction of a majority  Percentage  Interest of the Class SB Certificates,  and (iv) prohibit the Derivative  Counterparty  from  "setting-off' or "netting" other  obligations of the Trust
Fund  and  its  Affiliates  against  such  Derivative   Counterparty's   payment   obligations
thereunder.

Section 4.12.  Tax Treatment of Yield Maintenance Payments.

        For  federal  income  tax  purposes,  each  holder  of a Class A,  Class M or Class SB
Certificate  is deemed to own an undivided  beneficial  ownership  interest in a REMIC regular interest and the right to receive  payments  received by the  Trustee,  on behalf of the Trust
Fund,  pursuant  to the Yield  Maintenance  Agreement  in respect of the  amounts set forth in
Section  4.09(b) which right to receive such payments shall not be  attributable  to any asset of or amount owed by any REMIC created hereunder.

ARTICLE V
                                       THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Class A, Class M, Class SB and Class R Certificates  shall be substantially in the forms set forth in Exhibits A, B, D and E,  respectively,  and shall,  on original  issue,  be executed and  delivered by the Trustee to the  Certificate  Registrar for  authentication  and delivery  to or upon the order of the  Depositor  upon  receipt by the  Trustee or one or more
Custodians of the documents  specified in Section 2.01.  The Class A, Class M-1, Class M-2 and
Class M-3  Certificates  shall be issuable in minimum  dollar  denominations  of $100,000  and integral  multiples of $1 in excess  thereof.  The Class M-4, Class M-5, Class M-6, Class M-7,
Class M-8 and Class M-9  Certificates  shall be issuable in minimum  dollar  denominations  of
$250,000 and integral  multiples of $1 in excess thereof.  The Class SB Certificates  shall be issuable  in  registered,  certificated  form in  minimum  percentage  interests  of 5.00% and integral  multiples of 0.01% in excess  thereof.  Each Class of Class R Certificates  shall be issued in  registered,  certificated  form in  minimum  percentage  interests  of  20.00%  and integral  multiples  of  0.01%  in  excess  thereof;  provided,  however,  that  one  Class  R
Certificate  of each  Class  will be  issuable  to the  REMIC  Administrator  as "tax  matters person"  pursuant to Section  10.01(c) in a minimum  denomination  representing  a  Percentage
Interest of not less than 0.01%.  The  Certificates  shall be executed by manual or  facsimile signature on behalf of an authorized officer of the Trustee.  Certificates  bearing the manual or  facsimile  signatures  of  individuals  who were at any time the  proper  officers  of the
Trustee  shall bind the Trustee,  notwithstanding  that such  individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such  Certificate or did not hold such offices at the date of such  Certificates.  No Certificate shall be entitled to any benefit  under this  Agreement,  or be valid for any purpose,  unless there  appears on such  Certificate  a  certificate  of  authentication  substantially  in the form provided for herein executed by the Certificate  Registrar by manual  signature,  and such certificate upon any Certificate  shall be conclusive  evidence,  and the only evidence,  that such Certificate has been duly  authenticated  and delivered  hereunder.  All  Certificates  shall be dated the date of their authentication.

(b)     The  Class  A and  Class M  Certificates  shall  initially  be  issued  as one or more
Certificates  registered in the name of the Depository or its nominee and,  except as provided below,  registration  of such  Certificates  may not be  transferred  by the Trustee except to another  Depository  that  agrees to hold such  Certificates  for the  respective  Certificate
Owners with Ownership  Interests  therein.  The Certificate Owners shall hold their respective
Ownership  Interests  in and to  each  such  Class  A and  Class  M  Certificate  through  the book-entry  facilities of the Depository and, except as provided below,  shall not be entitled to  Definitive  Certificates  in  respect  of  such  Ownership  Interests.  All  transfers  by
Certificate  Owners of their  respective  Ownership  Interests in the Book-Entry  Certificates
shall be made in accordance with the procedures  established by the Depository  Participant or brokerage  firm  representing  such  Certificate  Owner.  Each  Depository  Participant  shall transfer the Ownership  Interests only in the Book-Entry  Certificates  of Certificate  Owners it  represents  or of  brokerage  firms  for  which it acts as agent  in  accordance  with the
Depository's normal procedures.

        The Trustee,  the Master  Servicer and the Depositor  may for all purposes  (including the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the  Depository as the authorized  representative  of the  Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for the purposes of exercising the rights of  Certificateholders  hereunder.  The  rights of  Certificate  Owners  with  respect  to the respective  Classes of Book-Entry  Certificates  shall be limited to those  established by law and agreements between such Certificate  Owners and the Depository  Participants and brokerage firms representing such Certificate  Owners.  Multiple requests and directions from, and votes of, the  Depository  as Holder of any Class of  Book-Entry  Certificates  with  respect to any particular  matter  shall  not be  deemed  inconsistent  if they  are  made  with  respect  to different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record  date  in connection  with  solicitations  of consents  from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

        In addition,  if an Event of Default has occurred and is continuing,  each Certificate
Owner  materially   adversely  affected  thereby  may  at  its  option  request  a  Definitive
Certificate  evidencing such Certificate  Owner's Percentage  Interest in the related Class of
Certificates.  In order to make such request,  such  Certificate  Owner shall,  subject to the rules and  procedures of the  Depository,  provide the  Depository  or the related  Depository
Participant  with  directions  for the  Trustee  to  exchange  or cause  the  exchange  of the
Certificate  Owner's  interest  in such Class of  Certificates  for an  equivalent  Percentage
Interest in fully  registered  definitive  form.  Upon  receipt by the Trustee of  instruction from the  Depository  directing  the Trustee to effect such  exchange  (such  instructions  to contain  information  regarding  the  Class  of  Certificates  and the  Certificate  Principal
Balance being exchanged,  the Depository  Participant account to be debited with the decrease, the registered  holder of and delivery  instructions  for the Definitive  Certificates and any other  information  reasonably  required by the Trustee),  (i) the Trustee shall  instruct the
Depository  to  reduce  the  related  Depository   Participant's   account  by  the  aggregate
Certificate  Principal  Balance  of  the  Definitive  Certificates,  (ii)  the  Trustee  shall
execute,   authenticate  and  deliver,  in  accordance  with  the  registration  and  delivery
instructions   provided  by  the  Depository,   a  Definitive   Certificate   evidencing  such
Certificate  Owner's  Percentage  Interest in such Class of Certificates and (iii) the Trustee shall execute and  authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate  Principal  Balance of such Class of  Certificates by the amount of the
Definitive Certificates.

        If (i)(A) the  Depositor  advises the  Trustee in writing  that the  Depository  is no longer willing or able to properly  discharge its  responsibilities  as Depository and (B) the
Depositor  is  unable to locate a  qualified  successor  or (ii) the  Depositor  notifies  the
Depository  of its intent to terminate  the  book-entry  system and, upon receipt of notice of such intent from the Depository,  the Depository  Participants  holding beneficial interest in the Book-Entry  Certificates agree to initiate such termination,  the Trustee shall notify all
Certificate  Owners,  through the  Depository,  of the occurrence of any such event and of the availability  of Definitive  Certificates  to Certificate  Owners  requesting  the same.  Upon surrender to the Trustee of the  Book-Entry  Certificates  by the  Depository,  accompanied by registration  instructions  from the  Depository  for  registration  of transfer,  the Trustee shall issue the Definitive  Certificates.  Neither the Depositor,  the Master Servicer nor the
Trustee  shall be liable for any actions taken by the  Depository  or its nominee,  including, without limitation,  any delay in delivery of any instruction  required under this section and may conclusively  rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of Definitive  Certificates,  the Trustee and the Master Servicer shall recognize the
Holders of the Definitive Certificates as Certificateholders hereunder.

(c)     Each of the  Certificates is intended to be a "security"  governed by Article 8 of the
Uniform  Commercial  Code as in  effect  in the  State of New York  and any  other  applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee,  in accordance with the provisions of Section 8.12, a Certificate  Register in which, subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the  registration  of  Certificates  and of transfers  and  exchanges of  Certificates  as herein provided.  The Trustee is initially appointed  Certificate Registrar for the purpose of registering  Certificates and transfers and exchanges of Certificates as herein provided.  The
Certificate  Registrar,  or the Trustee,  shall  provide the Master  Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)     Upon  surrender  for  registration  of  transfer of any  Certificate  at any office or agency of the Trustee  maintained  for such purpose  pursuant to Section 8.12 and, in the case of any Class SB or Class R Certificate,  upon  satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in the name of the designated  Transferee or Transferees,  one or more new Certificates of a like
Class and aggregate Percentage Interest.

(c)     At the  option of the  Certificateholders,  Certificates  may be  exchanged  for other
Certificates of authorized  denominations of a like Class and aggregate  Percentage  Interest, upon  surrender of the  Certificates  to be  exchanged at any such office or agency.  Whenever any  Certificates  are  so  surrendered  for  exchange  the  Trustee  shall  execute  and  the
Certificate  Registrar  shall  authenticate  and deliver the  Certificates of such Class which
the  Certificateholder   making  the  exchange  is  entitled  to  receive.  Every  Certificate presented  or  surrendered  for  transfer or exchange  shall (if so required by the Trustee or the Certificate  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer,  sale,  pledge or other  disposition of a Class SB or Class R Certificate shall be made unless  such  transfer,  sale,  pledge or other  disposition  is exempt from the registration  requirements of the Securities Act of 1933, as amended (the  "Securities  Act"), and any  applicable  state  securities  laws or is made in accordance  with said Act and laws.
Except as  otherwise  provided  in this  Section  5.02(d),  in the event that a transfer  of a
Class SB or Class R Certificate  is to be made,  (i) unless the Depositor  directs the Trustee otherwise,  the  Trustee  shall  require  a  written  Opinion  of  Counsel  addressed  to  and acceptable to and in form and  substance  satisfactory  to the Trustee and the Depositor  that such transfer may be made pursuant to an exemption,  describing the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant  to said Act and laws, which  Opinion  of  Counsel  shall not be an  expense  of the  Trustee,  the Trust  Fund,  the
Depositor  or the Master  Servicer,  and (ii) the  Trustee  shall  require the  Transferee  to execute a  representation  letter,  substantially  in the form of  Exhibit  J hereto,  and the
Trustee shall require the  transferor to execute a  representation  letter,  substantially  in the form of Exhibit K hereto,  each  acceptable to and in form and substance  satisfactory  to the  Depositor  and the  Trustee  certifying  to the  Depositor  and  the  Trustee  the  facts surrounding  such  transfer,  which  representation  letters  shall not be an  expense  of the
Trustee,  the Trust Fund, the Depositor or the Master  Servicer.  In lieu of the  requirements set forth in the  preceding  sentence,  transfers of Class SB or Class R  Certificates  may be made  in  accordance  with  this  Section 5.02(d)  if the  prospective  Transferee  of  such a
Certificate   provides  the  Trustee  and  the  Master  Servicer  with  an  investment  letter substantially in the form of Exhibit O attached hereto,  which investment  letter shall not be an  expense of the  Trustee,  the  Depositor,  or the Master  Servicer,  and which  investment letter states that,  among other things,  such  Transferee  (i) is a "qualified  institutional buyer" as defined  under  Rule 144A,  acting  for its own  account  or the  accounts  of other
"qualified  institutional  buyers"  as defined  under  Rule  144A,  and (ii) is aware that the proposed  transferor  intends to rely on the exemption from  registration  requirements  under the  Securities  Act  provided by Rule 144A.  The Holder of a Class SB or Class R  Certificate
desiring to effect any transfer,  sale,  pledge or other  disposition  shall,  and does hereby agree to,  indemnify  the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate
Registrar  against  any  liability  that may  result if the  transfer,  sale,  pledge or other disposition  is not so exempt or is not made in  accordance  with such  federal and state laws and this Agreement.

(e)     (i) In the  case of any  Class  M,  Class  SB or  Class R  Certificate  presented  for registration  in the name of any Person,  either (A) the Trustee  shall  require an Opinion of
Counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the  Master  Servicer  to the  effect  that the  purchase  and  holding  of such  Class M,
Class SB or Class R Certificate is permissible  under  applicable  law, will not constitute or result in any  non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions of any  subsequent  enactments),  and will not subject the Trustee,  the Depositor or the Master  Servicer to any obligation or liability  (including obligations  or  liabilities  under  ERISA or Section  4975 of the Code) in  addition to those undertaken  in this  Agreement,  which  Opinion  of  Counsel  shall not be an  expense  of the
Trustee,  the Depositor or the Master  Servicer,  or (B) the prospective  Transferee  shall be required to provide the Trustee,  the Depositor and the Master  Servicer with a  certification to the  effect  set  forth  in  Exhibit  Q (with  respect  to a Class  M  Certificate)  (which certification shall be deemed to have been given by a Class M  Certificateholder  who acquires a  Book-Entry  Certificate),  Exhibit  J  (with  respect  to a  Class  SB  Certificate)  or in paragraph  fifteen of Exhibit I-1 (with respect to a Class R  Certificate),  which the Trustee may rely upon without further inquiry or  investigation,  or such other  certifications as the
Trustee may deem  desirable or necessary in order to  establish  that such  Transferee  or the
Person in whose name such  registration  is  requested  either (a) is not an employee  benefit plan or other plan subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code (each,  a "Plan"),  or any Person  (including,  without  limitation,  an insurance company  investing  its general  accounts,  an  investment  manager,  a named  fiduciary  or a trustee of any Plan) who is using "plan  assets,"  within the  meaning of the U.S.  Department of  Labor  regulation  promulgated  at 29  C.F.R.ss.2510.3-101,  of any  Plan  (each,  a "Plan
Investor")  to  effect  such  acquisition  or (b) in the  case of a Class M  Certificate,  the following  conditions are satisfied:  (i) such  transferee is an insurance  company,  (ii) the source of funds used to  purchase or hold such  Certificate  (or any  interest  therein) is an
"insurance  company  general  account"  (as  defined in U.S.  Department  of Labor  Prohibited
Transaction  Class Exemption  ("PTCE") 95-60),  and (iii) the conditions set forth in Sections
I and III of PTCE 95-60  have been  satisfied  (each entity that  satisfies this clause (b), a
"Complying Insurance Company").

(ii)    Any Transferee of a Class A-1, Class A-2 or Class A-3A  Certificate not rated at least
"AA-"  (or its  equivalent)  by  Standard  & Poor's  or  Moody's  at the time of  purchase  (a
"Restricted  Class A Certificate"),  Class A-3B Certificate or a Class M Certificate that does not  deliver  the  certification  referred  to in  clause (i)  above  will be  deemed  to have represented  by virtue  of its  purchase  or  holding  of such  Certificate  (or any  interest therein)  that  either  (a)  such  Transferee  is not a Plan or a Plan  Investor  or (b)  such
Transferee is a Complying Insurance Company.

(A)     If any  Restricted  Class A,  Class A-3B  or  Class M  Certificate  (or  any  interest therein)  is  acquired  or  held  by any  Person  that  does  not  satisfy  the
               conditions   described  in  paragraph  (ii)  above,  then  the  last  preceding
               Transferee  that  either  (x)  is not a Plan  or a Plan  Investor,  or (y) is a
               Complying Insurance Company shall be restored,  to the extent permitted by law, to all rights and obligations as Certificate  Owner thereof  retroactive to the date of such  Transfer  of such  Certificate.  The  Trustee  shall  be under no liability  to any Person for making any  payments  due on such  Certificate  to such preceding Transferee.

(B)     Any  purported  Certificate  Owner  whose  acquisition  or holding  of any  Restricted
               Class A,  Class A-3B  or Class M  Certificate  (or any  interest  therein)  was effected  in  violation  of the  restrictions  in this  Section  5.02(e)  shall indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer, any  Subservicer,  any  underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or  expenses  incurred  by such  parties as a result of such acquisition or holding.

(f)     (i)  Each  Person  who  has or who  acquires  any  Ownership  Interest  in a  Class  R
Certificate  shall be deemed by the acceptance or  acquisition  of such Ownership  Interest to have agreed to be bound by the following  provisions  and to have  irrevocably  authorized the
Trustee or its designee  under  clause  (iii)(A)  below to deliver  payments to a Person other than such  Person and to  negotiate  the terms of any  mandatory  sale under  clause  (iii)(B)
below and to execute all  instruments  of transfer  and to do all other  things  necessary  in connection with any such sale. The rights of each Person  acquiring any Ownership  Interest in a Class R Certificate are expressly subject to the following provisions:

(A)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
               shall be a Permitted  Transferee and shall  promptly  notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)     In  connection  with any  proposed  Transfer  of any  Ownership  Interest in a Class R
               Certificate,  the Trustee shall require  delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

(I)     an  affidavit  and  agreement  (a  "Transfer  Affidavit  and  Agreement,"  in the form attached  hereto as Exhibit I-1) from the proposed  Transferee,  in form and substance  satisfactory  to the Master  Servicer,  representing  and warranting,  among other things, that it is a Permitted Transferee, that it is not acquiring  its  Ownership  Interest in the Class R Certificate
                      that is the subject of the  proposed  Transfer as a nominee,  trustee or agent for any  Person  who is not a  Permitted  Transferee,  that for so long as it retains its Ownership  Interest in a Class R Certificate,  it
                      will  endeavor  to  remain  a  Permitted  Transferee,  and  that  it has reviewed the  provisions of this Section  5.02(f) and agrees to be bound by them, and

(II)    a certificate,  in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate,  in form and substance satisfactory to the Master Servicer,  representing  and warranting,  among other things, that no purpose of the proposed  Transfer is to impede the assessment or collection of tax.

(C)     Notwithstanding  the  delivery of a Transfer  Affidavit  and  Agreement  by a proposed
               Transferee under clause (B) above, if a Responsible  Officer of the Trustee who
               is  assigned  to  this  Agreement  has  actual   knowledge  that  the  proposed
               Transferee is not a Permitted Transferee,  no Transfer of an Ownership Interest
               in a Class R Certificate to such proposed Transferee shall be effected.

(D)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
               shall agree (x) to require a Transfer  Affidavit and  Agreement  from any other
               Person to whom such Person  attempts to transfer  its  Ownership  Interest in a
               Class R Certificate  and (y) not to transfer its Ownership  Interest  unless it provides  a  certificate  to  the  Trustee  in  the  form  attached  hereto  as
               Exhibit I-2.

(E)     Each Person holding or acquiring an Ownership  Interest in a Class R  Certificate,  by
               purchasing  an  Ownership  Interest  in such  Certificate,  agrees  to give the
               Trustee written notice that it is a "pass-through  interest  holder" within the
               meaning  of  Temporary   Treasury   Regulations   Section   1.67-3T(a)(2)(i)(A)
               immediately upon acquiring an Ownership  Interest in a Class R Certificate,  if
               it is, or is holding an Ownership  Interest in a Class R Certificate  on behalf of, a "pass-through interest holder."

(ii)    The Trustee shall  register the Transfer of any Class R  Certificate  only if it shall have  received the Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder requesting  such transfer in the form  attached  hereto as Exhibit I-2 and all of such other documents as shall have been  reasonably  required by the Trustee as a condition to such  registration.  Transfers of the Class R  Certificates  to  Non-United  States
        Persons and Disqualified  Organizations (as defined in Section 860E(e)(5) of the Code)
        are prohibited.

(A)     If any Disqualified Organization shall become a holder of a Class R Certificate,  then the last  preceding  Permitted  Transferee  shall be  restored,  to the  extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such Transfer of such Class R Certificate.  If a
               Non-United  States Person shall become a holder of a Class R Certificate,  then the last  preceding  United  States  Person  shall be  restored,  to the extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such Transfer of such Class R Certificate.  If a transfer of a Class R Certificate is disregarded  pursuant to the provisions of
               Treasury  Regulations  Section  1.860E-1  or  Section  1.860G-3,  then the last preceding  Permitted  Transferee shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder  thereof  retroactive to the date of  registration  of such  Transfer  of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration  of Transfer of a Class R Certificate  that is in fact not permitted by this Section 5.02(f) or for making any payments due on such  Certificate  to the holder  thereof or for taking any other  action with respect to such holder  under the  provisions  of this Agreement.

(B)     If any  purported  Transferee  shall  become  a  Holder  of a Class R  Certificate  in violation of the  restrictions  in this Section  5.02(f) and to the extent that the  retroactive  restoration  of the  rights  of the  Holder  of such  Class R
               Certificate as described in clause  (ii)(A) above shall be invalid,  illegal or unenforceable,  then the Master  Servicer shall have the right,  without notice to the  holder or any prior  holder of such Class R  Certificate,  to sell such
               Class R  Certificate  to a purchaser  selected  by the Master  Servicer on such terms as the Master  Servicer  may  choose.  Such  purported  Transferee  shall promptly  endorse and deliver each Class R Certificate  in accordance  with the instructions of the Master Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer.  The proceeds of such sale, net of the  commissions  (which  may  include  commissions  payable  to the  Master
               Servicer or its  Affiliates),  expenses and taxes due, if any, will be remitted by the Master Servicer to such purported  Transferee.  The terms and conditions of any  sale  under  this  clause  (iii)(B)  shall  be  determined  in the sole discretion of the Master Servicer,  and the Master Servicer shall not be liable to any  Person  having an  Ownership  Interest  in a Class R  Certificate  as a
               result of its exercise of such discretion.

(iii)   The Master  Servicer,  on behalf of the Trustee,  shall make  available,  upon written request from the Trustee, all information necessary to compute any tax imposed

(A)     as a result of the Transfer of an Ownership  Interest in a Class R Certificate  to any
               Person who is a Disqualified Organization,  including the information regarding
               "excess  inclusions"  of such Class R  Certificates  required to be provided to the  Internal  Revenue  Service and certain  Persons as  described  in Treasury
               Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B)     as a result of any regulated investment company,  real estate investment trust, common trust fund,  partnership,  trust,  estate or organization  described in Section
               1381 of the Code that  holds an  Ownership  Interest  in a Class R  Certificate having  as  among  its  record  holders  at  any  time  any  Person  who  is  a
               Disqualified   Organization.   Reasonable   compensation   for  providing  such
               information may be required by the Master Servicer from such Person.

(iv)    The  provisions  of this  Section  5.02(f)  set forth prior to this clause (iv) may be modified,  added to or  eliminated,  provided that there shall have been  delivered to the Trustee the following:

(A)     Written  notification  from each Rating  Agency to the effect  that the  modification, addition  to or  elimination  of such  provisions  will not cause  such  Rating
               Agency  to  downgrade  its  then-current  ratings,  if  any,  of  the  Class  A
               Certificates  and Class M  Certificates  below  the  lower of the  then-current rating or the rating  assigned to such  Certificates  as of the Closing Date by such Rating Agency; and

(B)     a certificate of the Master Servicer  stating that the Master Servicer has received an
               Opinion of Counsel, in form and substance  satisfactory to the Master Servicer, to  the  effect  that  such  modification,  addition  to  or  absence  of  such provisions will not cause any REMIC created  hereunder to cease to qualify as a
               REMIC and will not cause (x) any REMIC  created  hereunder  to be subject to an entity-level  tax caused by the Transfer of any Class R Certificate to a Person
               that is a  Disqualified  Organization  or (y) a  Certificateholder  or  another
               Person to be subject to a  REMIC-related  tax caused by the Transfer of a Class
               R Certificate to a Person that is not a Permitted Transferee.

(g)     No service  charge shall be made for any transfer or exchange of  Certificates  of any
Class,  but  the  Trustee  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental  charge  that may be imposed in  connection  with any  transfer  or  exchange  of
Certificates.

(h)     All  Certificates  surrendered  for transfer  and  exchange  shall be destroyed by the
Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate  Registrar,  or the
Trustee  and  the  Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered  to the Trustee and the  Certificate  Registrar  such security or indemnity as may be required by them to save each of them  harmless,  then,  in the  absence of notice to the  Trustee  or the  Certificate
Registrar  that such  Certificate  has been  acquired  by a bona fide  purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like  tenor,  Class and  Percentage  Interest  but  bearing a number not  contemporaneously outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  expenses  (including  the fees and expenses of the Trustee and the Certificate  Registrar) connected therewith.  Any duplicate Certificate issued  pursuant to this  Section  shall  constitute  complete  and  indefeasible  evidence of ownership  in the Trust Fund,  as if  originally  issued,  whether or not the lost,  stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior  to  due  presentation  of a  Certificate  for  registration  of  transfer,  the
Depositor,  the Master Servicer,  the Trustee, the Certificate  Registrar and any agent of the
Depositor,  the Master  Servicer,  the  Trustee  or the  Certificate  Registrar  may treat the
Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose  of  receiving  distributions  pursuant  to  Section  4.02 and for all other  purposes whatsoever,  except as and to the extent  provided in the  definition  of  "Certificateholder"
and neither the Depositor,  the Master Servicer,  the Trustee,  the Certificate  Registrar nor
any agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar
shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The  Trustee may appoint a Paying  Agent for the  purpose of making  distributions  to
Certificateholders  pursuant  to Section  4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee  shall deposit or cause to be  deposited  with the Paying  Agent a sum  sufficient  to make the  payments  to
Certificateholders  in the amounts and in the manner  provided for in Section  4.02,  such sum to be held in trust for the  benefit  of  Certificateholders.  The  Trustee  shall  cause each
Paying  Agent to execute and deliver to the Trustee an  instrument  in which such Paying Agent shall  agree with the  Trustee  that such  Paying  Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the  benefit of the  Certificateholders  entitled thereto  until  such sums shall be paid to such  Certificateholders.  Any sums so held by such
Paying  Agent  shall  be held  only in  Eligible  Accounts  to the  extent  such  sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI
                            THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor  and the Master  Servicer  shall each be liable in  accordance  herewith only  to the  extent  of the  obligations  specifically  and  respectively  imposed  upon  and undertaken by the Depositor and the Master Servicer  herein.  By way of  illustration  and not limitation,  the Depositor is not liable for the servicing and  administration of the Mortgage
Loans,  nor is it obligated by Section 7.01 or 10.01 to assume any  obligations  of the Master
Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other obligation  hereunder  that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Depositor or the Master Servicer; Assignment of
                      Rights and Delegation of Duties by Master Servicer.

(a)     The Depositor and the Master  Servicer  shall each keep in full effect its  existence, rights and franchises as a corporation under the laws of the state of its  incorporation,  and will each obtain and preserve its  qualification  to do business as a foreign  corporation  in each  jurisdiction  in which  such  qualification  is or shall be  necessary  to  protect  the validity and  enforceability of this Agreement,  the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

(b)     Any  Person  into  which  the  Depositor  or the  Master  Servicer  may be  merged  or consolidated,  or any  corporation  resulting  from any merger or  consolidation  to which the
Depositor or the Master  Servicer shall be a party,  or any Person  succeeding to the business of the  Depositor  or the Master  Servicer,  shall be the  successor  of the  Depositor or the
Master Servicer,  as the case may be, hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary notwithstanding;  provided,  however,  that the  successor or  surviving  Person to the Master
Servicer  shall be  qualified  to  service  mortgage  loans on behalf of Fannie Mae or Freddie
Mac;  and  provided  further  that  each  Rating  Agency's  ratings,  if any,  of the  Class A
Certificates  and  Class  M  Certificates  in  effect  immediately  prior  to such  merger  or consolidation  will not be qualified,  reduced or withdrawn as a result  thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding  anything  else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and  obligations  under this
Agreement;  provided  that the Person  accepting  such  assignment  or  delegation  shall be a
Person which is qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac, is  reasonably  satisfactory  to the  Trustee  and the  Depositor,  is willing to service  the
Mortgage  Loans and executes and delivers to the Depositor  and the Trustee an  agreement,  in form and substance  reasonably  satisfactory to the Depositor and the Trustee,  which contains an  assumption  by such Person of the due and  punctual  performance  and  observance  of each covenant  and  condition  to be  performed  or  observed  by the  Master  Servicer  under this
Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates that have been rated in effect  immediately  prior to such  assignment and delegation will not be  qualified,  reduced  or  withdrawn  as a result  of such  assignment  and  delegation  (as evidenced  by a letter  to such  effect  from  each  Rating  Agency).  In the case of any such assignment and delegation,  the Master  Servicer shall be released from its obligations  under this  Agreement,  except that the Master  Servicer shall remain liable for all liabilities and obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the conditions to such  assignment and delegation set forth in the next preceding  sentence.  This
Section  6.02  shall not apply to any sale,  transfer,  pledge or  assignment  by  Residential
Funding of the Call Rights.

Section 6.03.  Limitation on Liability of the Depositor, the Master Servicer and Others.

        None  of the  Depositor,  the  Master  Servicer  or any  of the  directors,  officers, employees or agents of the  Depositor or the Master  Servicer  shall be under any liability to the Trust Fund or the  Certificateholders  for any  action  taken or for  refraining  from the taking of any action in good faith  pursuant  to this  Agreement,  or for errors in  judgment;
provided,  however,  that this provision shall not protect the Depositor,  the Master Servicer or any such Person  against any breach of  warranties  or  representations  made herein or any liability  which would  otherwise  be imposed by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of  duties  or by  reason  of  reckless  disregard  of obligations  and duties  hereunder.  The  Depositor,  the Master  Servicer  and any  director, officer,  employee or agent of the Depositor or the Master  Servicer may rely in good faith on any  document  of any  kind  prima  facie  properly  executed  and  submitted  by  any  Person respecting  any  matters  arising  hereunder.  The  Depositor,  the  Master  Servicer  and any director,  officer,  employee  or agent  of the  Depositor  or the  Master  Servicer  shall be indemnified  by the Trust  Fund and held  harmless  against  any loss,  liability  or  expense incurred in connection with any legal action  relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage
Loans  (except  as any  such  loss,  liability  or  expense  shall be  otherwise  reimbursable pursuant to this Agreement) and any loss,  liability or expense  incurred by reason of willful misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of reckless  disregard of obligations and duties  hereunder.  Neither the Depositor nor the  Master  Servicer  shall be under any  obligation  to appear in,  prosecute  or defend any legal or administrative action,  proceeding,  hearing or examination that is not incidental to its  respective  duties  under this  Agreement  and which in its opinion may involve it in any expense or liability;  provided,  however,  that the  Depositor or the Master  Servicer may in its  discretion  undertake any such action,  proceeding,  hearing or  examination  that it may deem  necessary  or desirable  in respect to this  Agreement  and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  hereunder.  In such event,  the legal  expenses  and  costs  of  such  action,  proceeding,  hearing  or  examination  and any liability  resulting  therefrom  shall be expenses,  costs and  liabilities of the Trust Fund, and the Depositor and the Master  Servicer shall be entitled to be reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the Custodial  Account as provided by Section 3.10 and, on the Distribution  Date(s) following such reimbursement,  the aggregate of such  expenses  and costs  shall be  allocated  in  reduction  of the  Accrued  Certificate
Interest  on each Class  entitled  thereto in the same  manner as if such  expenses  and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Depositor and Master Servicer Not to Resign.

        Subject to the  provisions  of Section  6.02,  neither  the  Depositor  nor the Master
Servicer shall resign from its respective  obligations  and duties hereby imposed on it except upon  determination  that its duties hereunder are no longer permissible under applicable law.
Any such  determination  permitting the  resignation  of the Depositor or the Master  Servicer shall be  evidenced by an Opinion of Counsel (at the expense of the  resigning  party) to such effect  delivered to the Trustee.  No such  resignation  by the Master  Servicer  shall become effective until the Trustee or a successor  servicer shall have assumed the Master  Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII
                                           DEFAULT

Section 7.01.  Events of Default.

        Event  of  Default,  wherever  used  herein,  means  any one of the  following  events
(whatever  reason for such Event of Default and whether it shall be voluntary  or  involuntary or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Master  Servicer shall fail to distribute or cause to be distributed to Holders of
        Certificates of any Class any distribution  required to be made under the terms of the
        Certificates  of such Class and this Agreement and, in either case, such failure shall continue  unremedied  for a period of 5 days after the date upon which written  notice of such failure,  requiring such failure to be remedied,  shall have been given to the
        Master  Servicer  by the  Trustee  or the  Depositor  or to the Master  Servicer,  the
        Depositor  and the Trustee by the  Holders of  Certificates  of such Class  evidencing
        Percentage Interests aggregating not less than 25%; or

(ii)    the Master  Servicer  shall fail to observe  or perform in any  material  respect  any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this  Agreement and such failure shall  continue unremedied  for a period of 30 days  (except  that such  number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance Policy) after the date on which  written  notice of such  failure,  requiring  the same to be  remedied, shall have been given to the Master  Servicer by the Trustee or the  Depositor,  or to
        the Master  Servicer,  the Depositor and the Trustee by the Holders of Certificates of
        any Class  evidencing,  as to such Class,  Percentage  Interests  aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an  involuntary  case under any present or future  federal or state bankruptcy,  insolvency  or similar law or  appointing  a  conservator  or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities  or similar  proceedings,  or for the  winding-up  or  liquidation  of its affairs,  shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master  Servicer shall consent to the  appointment of a conservator or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities,  or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become  due,  file a petition  to take  advantage  of, or commence a voluntary case under, any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations;
        or

(vi)    the Master  Servicer shall notify the Trustee  pursuant to Section  4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default  described  in clauses  (i)-(v) of this  Section  shall  occur, then,  and in each and every such case,  so long as such Event of Default  shall not have been remedied,  either  the  Depositor  or  the  Trustee  shall  at the  direction  of  Holders  of
Certificates  entitled  to at least 51% of the  Voting  Rights,  by notice in  writing  to the
Master  Servicer  (and to the  Depositor if given by the Trustee or to the Trustee if given by the  Depositor),  terminate all of the rights and  obligations  of the Master  Servicer  under this  Agreement  and in and to the  Mortgage  Loans and the proceeds  thereof,  other than its rights as a Certificateholder  hereunder;  provided,  however,  that a successor to the Master
Servicer is appointed  pursuant to Section 7.02 and such successor  Master Servicer shall have accepted  the  duties  of  Master  Servicer  effective  upon  the  resignation  of the  Master
Servicer.  If an Event of Default  described in clause (vi) hereof  shall  occur,  the Trustee shall,  by notice to the Master Servicer and the Depositor,  immediately  terminate all of the rights  and  obligations  of  the  Master  Servicer  under  this  Agreement  and in and to the
Mortgage  Loans  and the  proceeds  thereof,  other  than its  rights  as a  Certificateholder hereunder as provided in Section  4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all authority and power of the Master  Servicer  under this  Agreement, whether  with  respect to the  Certificates  (other than as a Holder  thereof) or the Mortgage
Loans or  otherwise,  shall  subject to Section  7.02 pass to and be vested in the  Trustee or the Trustee's  designee  appointed  pursuant to Section 7.02;  and,  without  limitation,  the
Trustee is hereby  authorized  and  empowered to execute and deliver,  on behalf of the Master
Servicer, as attorney-in-fact or otherwise,  any and all documents and other instruments,  and to do or accomplish  all other acts or things  necessary or appropriate to effect the purposes of  such  notice  of  termination,  whether  to  complete  the  transfer  and  endorsement  or assignment of the Mortgage  Loans and related  documents,  or otherwise.  The Master  Servicer agrees to cooperate  with the Trustee in effecting the  termination  of the Master  Servicer's responsibilities  and rights hereunder,  including,  without  limitation,  the transfer to the
Trustee or its designee for  administration  by it of all cash amounts which shall at the time be credited to the  Custodial  Account or the  Certificate  Account or  thereafter be received with respect to the Mortgage  Loans.  No such  termination  shall release the Master  Servicer for any liability  that it would  otherwise  have  hereunder for any act or omission  prior to the effective time of such termination.  Notwithstanding  any termination of the activities of
Residential  Funding in its capacity as Master Servicer  hereunder,  Residential Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment on a Mortgage Loan which was due prior to the notice  terminating  Residential  Funding's  rights and obligations as  Master  Servicer  hereunder  and  received  after  such  notice,  that  portion  to  which
Residential  Funding  would have been  entitled  pursuant  to Sections  3.10(a)(ii),  (vi) and
(vii) as well as its  Servicing  Fee in  respect  thereof,  and any other  amounts  payable to
Residential  Funding  hereunder the entitlement to which arose prior to the termination of its activities  hereunder.  Upon  the  termination  of  Residential  Funding  as  Master  Servicer hereunder the Depositor  shall deliver to the Trustee as successor  Master  Servicer a copy of the Program Guide.

Section 7.02.  Trustee or Depositor to Act; Appointment of Successor.

(a)     On and after the time the Master  Servicer  receives a notice of termination  pursuant to Section 7.01 or resigns in  accordance  with Section  6.04,  the Trustee or, upon notice to the Depositor and with the Depositor's  consent (which shall not be  unreasonably  withheld) a designee  (which meets the standards  set forth below) of the Trustee,  shall be the successor in all respects to the Master  Servicer in its capacity as servicer  under this  Agreement and the  transactions  set  forth  or  provided  for  herein  and  shall  be  subject  to all  the responsibilities,  duties and  liabilities  relating  thereto  placed on the  Master  Servicer
(except for the  responsibilities,  duties and  liabilities  contained  in  Sections  2.02 and
2.03(a),  excluding the duty to notify  related  Subservicers  as set forth in such  Sections, and its  obligations to deposit  amounts in respect of losses incurred prior to such notice or termination on the  investment of funds in the Custodial  Account or the  Certificate  Account pursuant  to  Sections  3.07(c) and  4.01(c) by the terms and  provisions  hereof);  provided, however,  that any failure to perform such duties or responsibilities  caused by the preceding
Master  Servicer's  failure to  provide  information  required  by  Section 4.04  shall not be considered a default by the Trustee  hereunder as successor Master  Servicer.  As compensation therefor,  the Trustee as successor  Master  Servicer  shall be entitled to all funds relating to the  Mortgage  Loans which the Master  Servicer  would have been  entitled to charge to the
Custodial  Account or the  Certificate  Account if the Master  Servicer  had  continued to act hereunder  and, in addition,  shall be entitled to the income from any  Permitted  Investments made with amounts  attributable  to the Mortgage  Loans held in the  Custodial  Account or the
Certificate  Account.  If the  Trustee  has become the  successor  to the Master  Servicer  in accordance  with Section 6.04 or Section 7.01,  then  notwithstanding  the above,  the Trustee may, if it shall be  unwilling  to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of  competent  jurisdiction  to  appoint,  any  established  housing and home finance  institution,  which is also a Fannie Mae or Freddie  Mac-approved  mortgage servicing institution,  having a net worth of not less than  $10,000,000  as the successor to the Master
Servicer  hereunder in the  assumption of all or any part of the  responsibilities,  duties or liabilities  of the Master  Servicer  hereunder.  Pending  appointment  of a successor  to the
Master  Servicer  hereunder,  the Trustee  shall become  successor to the Master  Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements  for the  compensation  of such successor out of payments on Mortgage Loans as it and such  successor  shall agree;  provided,  however, that no such  compensation  shall be in excess of that permitted the initial  Master  Servicer hereunder.  The  Depositor,  the Trustee,  the  Custodian and such  successor  shall take such action,  consistent  with  this  Agreement,  as  shall be  necessary  to  effectuate  any such succession.  The Servicing Fee for any successor  Master Servicer  appointed  pursuant to this
Section  7.02  will be  lowered  with  respect  to those  Mortgage  Loans,  if any,  where the
Subservicing  Fee  accrues  at a rate of less  than  0.50%  per  annum in the  event  that the successor  Master  Servicer is not servicing  such Mortgage Loans directly and it is necessary to  raise  the  related  Subservicing  Fee to a rate of  0.50%  per  annum  in order to hire a
Subservicer  with  respect  to  such  Mortgage  Loans.  The  Master  Servicer  shall  pay  the reasonable expenses of the Trustee in connection with any servicing transfer hereunder.

(b)     In connection with the  termination or resignation of the Master  Servicer  hereunder, either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall  represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material  respects with the rules and  procedures of
MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Master  Servicer  shall  cooperate  with the successor  Master
Servicer in causing  MERS to revise its records to reflect the  transfer of  servicing  to the successor  Master  Servicer  as  necessary  under  MERS'  rules and  regulations,  or (ii) the predecessor  Master  Servicer shall  cooperate with the successor  Master  Servicer in causing
MERS to execute and deliver an  assignment  of Mortgage  in  recordable  form to transfer  the
Mortgage  from MERS to the Trustee and to execute and deliver  such other  notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage
Loan  or  servicing  of such  Mortgage  Loan  on the  MERS(R)System  to the  successor  Master
Servicer.  The  predecessor  Master  Servicer  shall  file  or  cause  to be  filed  any  such assignment in the appropriate  recording  office.  The predecessor  Master Servicer shall bear any and all fees of MERS,  costs of preparing any assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage that may be required  under this  subsection  (b). The
Successor  Master  Servicer shall cause such  assignment to be delivered to the Trustee or the
Custodian  promptly upon receipt of the original with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such  termination or appointment of a successor to the Master  Servicer,  the
Trustee  shall  give  prompt  written  notice  thereof  to  the  Certificateholders  at  their respective addresses appearing in the Certificate Register.

(b)     Within 60 days  after  the  occurrence  of any Event of  Default,  the  Trustee  shall transmit  by mail to all  Holders  of  Certificates  notice  of each  such  Event  of  Default hereunder  known to the Trustee,  unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.  Waiver of Events of Default.

        The Holders  representing at least 66% of the Voting Rights of  Certificates  affected by a  default  or Event of  Default  hereunder  may  waive any  default  or Event of  Default;
provided,  however,  that (a) a default or Event of Default  under  clause (i) of Section 7.01 may be waived only by all of the  Holders of  Certificates  affected by such  default or Event of  Default  and (b) no waiver  pursuant  to this  Section  7.04 shall  affect the  Holders of
Certificates  in the  manner set forth in Section  11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights of  Certificates  affected by such default or Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been  remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent  or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII
                                    CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee,  prior to the  occurrence  of an Event of Default and after the curing of all Events of Default  which may have  occurred,  undertakes  to perform  such duties and only such duties as are specifically  set forth in this Agreement.  In case an Event of Default has occurred  (which has not been cured or waived),  the Trustee shall exercise such of the rights and  powers  vested  in it by this  Agreement,  and use the same  degree  of care and skill in their  exercise as a prudent  investor would  exercise or use under the  circumstances  in the conduct of such investor's own affairs.

(b)     The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions,
reports,   documents,  orders  or  other  instruments  furnished  to  the  Trustee  which  are specifically  required to be  furnished  pursuant to any  provision of this  Agreement,  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The
Trustee shall notify the  Certificateholders  of any such  documents  which do not  materially conform  to the  requirements  of this  Agreement  in the  event  that the  Trustee,  after so requesting,  does not receive  satisfactorily  corrected  documents in a timely  fashion.  The
Trustee  shall forward or cause to be forwarded in a timely  fashion the notices,  reports and statements  required to be  forwarded  by the Trustee  pursuant to Sections  4.03,  7.03,  and
10.01.  The Trustee shall furnish in a timely fashion to the Master Servicer such  information as the Master  Servicer may  reasonably  request from time to time for the Master  Servicer to fulfill its duties as set forth in this  Agreement.  The Trustee  covenants and agrees that it shall  perform its  obligations  hereunder  in a manner so as to  maintain  the status of each
REMIC created  hereunder as a REMIC under the REMIC Provisions  (subject to Section  10.01(f))
and to prevent the imposition of any federal,  state or local income,  prohibited  transaction
(except as provided in Section 2.04  herein),  contribution  or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding  such taxes are  reasonably  within the control  of the  Trustee  and are  reasonably  within  the  scope  of its  duties  under  this
Agreement.

(c)     No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee  from liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default  which may have  occurred,  the duties and  obligations  of the
        Trustee shall be determined  solely by the express  provisions of this Agreement,  the
        Trustee shall not be liable except for the  performance of such duties and obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against  the  Trustee  and,  in the absence of bad faith on the part of the Trustee,  the Trustee may conclusively  rely, as to the truth of the statements  and the  correctness of the opinions  expressed  therein,  upon any certificates  or  opinions  furnished  to the Trustee by the  Depositor  or the Master
        Servicer  and  which  on  their  face,  do not  contradict  the  requirements  of this
        Agreement;

(ii)    The  Trustee  shall not be  personally  liable for an error of  judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers of the  Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with the  direction  of the
        Certificateholders   holding   Certificates  which  evidence,   Percentage   Interests
        aggregating  not less than 25% of the  affected  Classes  as to the time,  method  and place of  conducting  any  proceeding  for any remedy  available  to the  Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee)  specified  in clauses (i) and (ii) of Section  7.01 or an
        Event  of  Default  under  clauses  (iii),  (iv)  and (v) of  Section  7.01  unless  a
        Responsible  Officer of the Trustee  assigned to and  working in the  Corporate  Trust
        Office  obtains  actual  knowledge  of such  failure or event or the Trustee  receives written notice of such failure or event at its Corporate  Trust Office from the Master
        Servicer, the Depositor or any Certificateholder; and

(v)     Except to the extent  provided in Section 7.02, no provision in this  Agreement  shall require the Trustee to expend or risk its own funds  (including,  without  limitation, the making of any Advance) or otherwise incur any personal financial  liability in the performance  of any of its duties as Trustee  hereunder,  or in the exercise of any of its rights or powers, if the Trustee shall have reasonable  grounds for believing that repayment  of funds or  adequate  indemnity  against  such  risk or  liability  is not reasonably assured to it.

(d)     The Trustee shall timely pay,  from its own funds,  the amount of any and all federal, state and local  taxes  imposed  on the Trust Fund or its  assets or  transactions  including, without limitation,  (A) "prohibited  transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC  after the  Closing  Date  imposed by  Section  860G(d) of the Code and (C) any tax on
"net income from foreclosure  property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or  refraining  from acting upon
        any  resolution,   Officers'  Certificate,   certificate  of  auditors  or  any  other
        certificate,  statement, instrument, opinion, report, notice, request, consent, order, appraisal,  bond or other paper or  document  believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The  Trustee  may consult  with  counsel and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers vested in it by this  Agreement  or to  institute,  conduct or defend  any  litigation hereunder  or in relation  hereto at the  request,  order or  direction  of any of the
        Certificateholders,  pursuant  to the  provisions  of  this  Agreement  or  the  Yield
        Maintenance  Agreement,  unless  such  Certificateholders  shall  have  offered to the
        Trustee reasonable  security or indemnity against the costs,  expenses and liabilities which may be incurred therein or thereby;  nothing  contained  herein shall,  however, relieve  the Trustee of the  obligation,  upon the  occurrence  of an Event of Default
        (which has not been cured),  to exercise such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent investor would exercise or use under the  circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the  occurrence of an Event of Default  hereunder and after the curing of all
        Events of Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the  facts  or  matters  stated  in any  resolution,  certificate, statement,  instrument,  opinion,  report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested in writing to do so by the Holders of  Certificates  of any Class  evidencing,  as to such Class,  Percentage  Interests, aggregating  not less  than  50%;  provided,  however,  that if the  payment  within a reasonable  time to the  Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Trustee, not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require reasonable  indemnity against such expense or liability  as a  condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the Master  Servicer,  if an Event of Default shall have occurred and is  continuing,  and otherwise by the  Certificateholder  requesting  the investigation;

(vi)    The Trustee may  execute any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly or by or through  agents or  attorneys  provided  that the
        Trustee shall remain liable for any acts of such agents or attorneys; and
(vii)   To the extent  authorized under the Code and the regulations  promulgated  thereunder, each Holder of a Class R Certificate  hereby  irrevocably  appoints and authorizes the
        Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns  required to be filed on behalf of the  Trust  Fund.  The  Trustee  shall  sign on behalf of the
        Trust Fund and  deliver  to the Master  Servicer  in a timely  manner any Tax  Returns prepared by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the Master  Servicer shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following  the  issuance of the  Certificates  (and except as provided  for in Section
2.04),  the  Trustee  shall not accept  any  contribution  of assets to the Trust Fund  unless subject to Section  10.01(f))  it shall have  obtained  or been  furnished  with an Opinion of
Counsel to the effect that such  contribution  will not (i) cause any REMIC created  hereunder to fail to  qualify  as a REMIC at any time  that any  Certificates  are  outstanding  or (ii)
cause  the Trust  Fund to be  subject  to any  federal  tax as a result  of such  contribution
(including  the  imposition  of any federal tax on  "prohibited  transactions"  imposed  under
Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements of the  Depositor or the Master  Servicer as the case may be, and the
Trustee   assumes  no   responsibility   for  their   correctness.   The   Trustee   makes  no
representations  as to the validity or sufficiency  of this  Agreement or of the  Certificates
(except that the Certificates  shall be duly and validly  executed and  authenticated by it as
Certificate  Registrar) or of any Mortgage Loan or related  document,  or of MERS or the MERS(R)
System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or application by the Depositor or the Master  Servicer of any of the  Certificates  or of
the  proceeds of such  Certificates,  or for the use or  application  of any funds paid to the
Depositor  or the  Master  Servicer  in  respect  of the  Mortgage  Loans or  deposited  in or withdrawn  from the  Custodial  Account or the  Certificate  Account by the  Depositor  or the
Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)     The Master  Servicer  covenants  and agrees to pay to the Trustee  and any  co-trustee from time to time,  and the  Trustee  and any  co-trustee  shall be  entitled  to,  reasonable compensation  (which  shall  not  be  limited  by  any  provision  of  law  in  regard  to the compensation  of a trustee of an express  trust) for all services  rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties  hereunder of the Trustee and any co-trustee,  and the Master Servicer shall pay or reimburse  the Trustee and any  co-trustee  upon request for all  reasonable  expenses, disbursements  and advances  incurred or made by the Trustee or any  co-trustee  in accordance with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses  and  disbursements  of its counsel and of all persons not  regularly  in its employ, and  the  expenses  incurred  by  the  Trustee  or  any  co-trustee  in  connection  with  the appointment  of an office  or agency  pursuant  to  Section  8.12)  except  any such  expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master  Servicer  agrees to  indemnify  the Trustee  for,  and to hold the Trustee harmless  against,  any loss,  liability or expense  incurred  without  negligence  or willful misconduct  on  its  part,  arising  out  of,  or  in  connection  with,  the  acceptance  and administration  of the Trust Fund,  including its  obligation to execute the DTC Letter in its individual  capacity,  the costs and expenses  (including  reasonable legal fees and expenses)
of defending  itself  against any claim in connection  with the exercise or performance of any of its powers or duties  under this  Agreement  or the Yield  Maintenance  Agreement,  and the
Master  Servicer  further  agrees  to  indemnify  the  Trustee  for,  and to hold the  Trustee harmless  against,  any loss,  liability or expense arising out of, or in connection with, the provisions set forth in the second  paragraph of Section  2.01(a) hereof,  including,  without limitation,  all  costs,  liabilities  and  expenses  (including  reasonable  legal  fees  and expenses) of  investigating  and defending  itself  against any claim,  action or  proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

(i)     with  respect to any such  claim,  the  Trustee  shall have given the Master  Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while  maintaining  control  over its own defense,  the Trustee  shall  cooperate  and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this Agreement to the contrary, the Master Servicer shall not be liable for  settlement  of any claim by the Trustee  entered  into  without the prior  consent  of the  Master  Servicer  which  consent  shall  not  be  unreasonably withheld.  No termination of this Agreement  shall affect the  obligations  created by this  Section  8.05(b) of the Master  Servicer  to  indemnify  the  Trustee  under the conditions  and to the extent set forth herein.  Notwithstanding  the  foregoing,  the indemnification  provided by the Master  Servicer in this  Section  8.05(b)  shall not pertain to any loss,  liability  or expense of the  Trustee,  including  the costs and expenses of  defending  itself  against any claim,  incurred  in  connection  with any actions  taken by the Trustee at the direction of  Certificateholders  pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee  hereunder shall at all times be a national  banking  association or a New
York banking  corporation  having its principal  office in a state and city  acceptable to the
Depositor and organized and doing  business  under the laws of such state or the United States of America,  authorized under such laws to exercise corporate trust powers,  having a combined capital and surplus of at least  $50,000,000  and subject to  supervision  or  examination  by federal or state  authority.  If such corporation or national  banking  association  publishes reports  of  condition  at  least  annually,  pursuant  to law or to the  requirements  of the aforesaid  supervising  or  examining  authority,  then for the  purposes of this  Section the combined  capital and surplus of such  corporation  shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so  published.  In case at any time the  Trustee  shall  cease to be  eligible  in  accordance  with the  provisions  of this
Section,  the Trustee shall resign  immediately in the manner and with the effect specified in
Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged  from the trusts  hereby  created by giving  written  notice  thereof to the Depositor and the Master  Servicer.  Upon receiving such notice of  resignation,  the  Depositor  shall  promptly  appoint a successor  trustee by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor trustee shall have been so  appointed  and have  accepted  appointment  within 30 days  after the  giving of such notice  of  resignation  then the  resigning  Trustee  may  petition  any  court of  competent jurisdiction for the appointment of a successor trustee.

(b)     If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions  of Section 8.06 and shall fail to resign  after  written  request  therefor by the
Depositor,  or if at any time the  Trustee  shall  become  incapable  of  acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the  Trustee or of its  property  shall be appointed,  or any  public  officer  shall take  charge or  control  of the  Trustee or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the
Depositor  may remove the Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition,  in the event that the Depositor  determines that the Trustee has failed (i) to  distribute  or cause to be  distributed  to  Certificateholders any amount  required  to be  distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent (other than the Master  Servicer or the Depositor) for  distribution  or (ii)
to otherwise  observe or perform in any material  respect any of its covenants,  agreements or obligations  hereunder,  and such failure shall continue unremedied for a period of 5 days (in respect  of clause  (i) above) or 30 days (in  respect  of clause  (ii)  above  other than any failure  to comply  with the  provisions  of  Article  XII,  in which  case no notice or grace period  shall  be  applicable)  after  the  date on  which  written  notice  of such  failure, requiring  that the same be remedied,  shall have been given to the Trustee by the  Depositor, then the  Depositor  may  remove  the  Trustee  and  appoint a  successor  trustee  by written
instrument  delivered  as  provided  in  the  preceding  sentence.   In  connection  with  the
appointment of a successor  trustee pursuant to the preceding  sentence,  the Depositor shall, on or before  the date on which  any such  appointment  becomes  effective,  obtain  from each
Rating Agency written  confirmation  that the  appointment of any such successor  trustee will not result in the reduction of the ratings on any Class of the  Certificates  below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of  Certificates  entitled to at least 51% of the Voting Rights may at any
time  remove  the  Trustee  and  appoint  a  successor   trustee  by  written   instrument  or
instruments,   in  triplicate,   signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the Depositor,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any  resignation  or removal of the Trustee  and  appointment  of a successor  trustee pursuant to any of the provisions of this Section shall become  effective  upon  acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any  successor  trustee  appointed  as provided in this  Section  8.08 shall  execute, acknowledge  and  deliver  to the  Depositor  and to its  predecessor  trustee  an  instrument accepting  such  appointment  hereunder,  and  thereupon  the  resignation  or  removal of the predecessor  trustee shall become effective and such successor  trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  hereunder, with the like effect as if originally named as trustee herein.  The predecessor  trustee shall deliver to the  successor  trustee all Mortgage  Files and related  documents  and  statements held by it  hereunder  (other than any Mortgage  Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the  Depositor,  the Master
Servicer and the  predecessor  trustee shall execute and deliver such  instruments and do such other  things  as may  reasonably  be  required  for more  fully  and  certainly  vesting  and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor  trustee shall accept  appointment as provided in this Section unless (a)
at the time of such acceptance  such successor  trustee shall be eligible under the provisions of Section  8.06 and (b) such  appointment  of such  successor  trustee will not result in the reduction of the ratings on any class of the Certificates  below the  then-current  ratings on such Certificates, as evidenced by a letter from each Rating Agency to such effect.

(c)     Upon  acceptance of  appointment  by a successor  trustee as provided in this Section, the Depositor  shall mail notice of the  succession  of such trustee  hereunder to all Holders of  Certificates at their  addresses as shown in the  Certificate  Register.  If the Depositor fails to mail such notice  within 10 days after  acceptance  of  appointment  by the successor trustee,  the  successor  trustee  shall  cause such notice to be mailed at the expense of the
Depositor.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association into which the Trustee may be merged or converted  or with which it may be  consolidated  or any  corporation  or national  banking association  resulting  from any  merger,  conversion  or  consolidation  to which the Trustee shall be a party,  or any  corporation  or  national  banking  association  succeeding  to the business of the  Trustee,  shall be the  successor  of the Trustee  hereunder,  provided  such corporation  or  national  banking  association  shall be  eligible  under the  provisions  of
Section  8.06,  without the execution or filing of any paper or any further act on the part of any of the  parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee shall mail  notice of any such  merger or  consolidation  to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property securing  the same may at the time be located,  the Master  Servicer  and the  Trustee  acting jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as  co-trustee or  co-trustees,  jointly with the
Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust Fund, and to vest in such  Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part  thereof,  and,  subject to the other  provisions  of this  Section  8.10,  such  powers, duties,  obligations,  rights and trusts as the Master  Servicer  and the Trustee may consider necessary  or  desirable.  If the Master  Servicer  shall not have joined in such  appointment within 15 days  after the  receipt by it of a request so to do, or in case an Event of Default shall have  occurred and be  continuing,  the Trustee  alone shall have the power to make such appointment.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of  eligibility  as a successor  trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s)  or separate  trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this
Section  8.10 all  rights,  powers,  duties and  obligations  conferred  or  imposed  upon the
Trustee  shall be  conferred or imposed  upon and  exercised or performed by the Trustee,  and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be  performed  (whether  as Trustee
hereunder  or  as  successor  to  the  Master  Servicer  hereunder),   the  Trustee  shall  be
incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers, duties and  obligations  (including  the  holding  of title to the Trust  Fund or any  portion thereof in any such  jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the Trustee.

(c)     Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee shall refer to this  Agreement  and the  conditions  of this  Article  VIII.  Each  separate  trustee  and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the Trustee or separately,  as may be provided  therein,  subject to all the  provisions  of this  Agreement, specifically  including  every  provision  of  this  Agreement  relating  to the  conduct  of, affecting the liability of, or affording  protection  to, the Trustee.  Every such  instrument shall be filed with the Trustee.

(d)     Any separate  trustee or  co-trustee  may, at any time,  constitute  the Trustee,  its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law,  to do any  lawful act under or in  respect  of this  Agreement  on its behalf and in its name. If any separate trustee or co-trustee  shall die, become incapable of acting,  resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Depositor,  or shall, at the  direction of the Master  Servicer and the  Depositor,  appoint one or more  Custodians who are not  Affiliates  of the  Depositor or the Master  Servicer to hold all or a portion of the  Mortgage  Files as agent for the Trustee,  by entering  into a Custodial  Agreement.  The
Trustee is hereby  directed to enter into a Custodial  Agreement  with Wells Fargo Bank,  N.A.
Subject  to  Article  VIII,  the  Trustee  agrees to comply  with the terms of each  Custodial
Agreement  and to enforce  the terms and  provisions  thereof  against the  Custodian  for the benefit of the  Certificateholders.  Each Custodian shall be a depository  institution subject to supervision  by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000  and shall be qualified to do business in the  jurisdiction  in which it holds any Mortgage File.  Each Custodial  Agreement may be amended only as provided in Section
11.01.  The Trustee shall notify the  Certificateholders  of the  appointment of any Custodian
(other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.  Appointment of Office or Agency

        The Trustee will maintain an office or agency in the City of New York,  New York where
Certificates  may be  surrendered  for  registration  of  transfer  or  exchange.  The Trustee initially  designates  its offices  located at the  Corporate  Trust Office for the purpose of keeping the  Certificate  Register.  The Trustee will maintain an office at the address stated
in Section  11.05(c)  hereof  where  notices  and demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13.  DTC Letter of Representations.

        The Trustee is hereby  authorized  and  directed  to, and agrees that it shall,  enter into the DTC  Letter  on  behalf of the Trust  Fund and in its  individual  capacity  as agent thereunder.

Section 8.14.  Yield Maintenance Agreement.

        The Trustee is hereby  authorized  and  directed  to, and agrees that it shall,  enter into the Yield Maintenance Agreement on behalf of the Trust Fund.

ARTICLE IX
                                         TERMINATION

Section 9.01.  Termination  Upon  Purchase  by  Residential  Funding  or  Liquidation  of All
                      Mortgage Loans.

(a)     Subject to Section  9.02,  the  respective  obligations  and  responsibilities  of the
Depositor,  the Master Servicer and the Trustee created hereby in respect of the  Certificates
(other  than  the  obligation  of the  Trustee  to  make  certain  payments  after  the  Final
Distribution  Date to  Certificateholders  and the obligation of the Depositor to send certain notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final  Distribution  Date  pursuant  to this  Article IX  following  the earlier of:

(i)     the later of the final  payment or other  liquidation  (or any  Advance  with  respect thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage
        Loan, or

(ii)    the  purchase by the Master  Servicer or its  designee of all  Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan  remaining in the Trust Fund, at a price  equal to 100% of the unpaid  principal  balance of each  Mortgage  Loan (or, if less  than  such  unpaid  principal  balance,  the fair  market  value of the  related underlying  property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid  principal balance)  (net of  unreimbursed  Advances  attributable  to  principal)  on the day of repurchase,  plus unpaid  accrued  interest  thereon at the Mortgage Rate (or Modified
        Net  Mortgage  Rate in the case of any  Modified  Mortgage  Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including,  the first day of the  month in which  such  repurchase  price is  distributed  plus the  amount  of any accrued and unpaid Servicing Fees,  unreimbursed  advances and Servicing Advances,  in each case through the date of such option;  provided,  however, that in no event shall the trust created hereby  continue beyond the earlier of (i) the Maturity Date or (ii)
        the  expiration of 21 years from the death of the last survivor of the  descendants of
        Joseph  P.  Kennedy,  the late  ambassador  of the  United  States to the Court of St.
        James,  living on the date hereof;  and provided further,  that the purchase price set forth above shall be increased as is necessary,  as determined by the Master Servicer, to avoid  disqualification  of any REMIC  created  hereunder as a REMIC.  The purchase price paid by the Master  Servicer or its designee shall also include any amounts owed by the Master Servicer or its designee  pursuant to the last paragraph of Section 4 of the  Assignment  Agreement  in respect  of any  liability,  penalty  or  expense  that resulted from a breach of the  representation and warranty set forth in clause (bb) of such Section, that remain unpaid on the date of such purchase.

        The right of the Master  Servicer or its  designee  to purchase  all the assets of the
Trust Fund relating to the Mortgage Loans,  pursuant to clause (ii) above is conditioned  upon the date of such purchase  occurring on or after the Optional  Termination Date. If such right is exercised by the Master  Servicer or its designee,  the Master  Servicer  shall be entitled to  reimbursement  for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage  Loans being  purchased,  pursuant to Section  3.10. In addition, the Master  Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and any Custodian  shall,  promptly  following  payment of the purchase price, release to the Master  Servicer or its designee the Mortgage Files  pertaining to the Mortgage
Loans being purchased.

        In addition,  on any Distribution Date on or after the Optional  Termination Date, the
Master  Servicer or its designee  shall have the right,  at its option or at the option of its designee,  respectively,  to purchase all of the  Certificates in whole, but not in part, at a price equal to the aggregate  outstanding  Certificate  Principal Balance of the Certificates,
plus one month's  Accrued  Certificate  Interest on the  Certificates,  any previously  unpaid
Accrued  Certificate  Interest,  and any  unpaid  Prepayment  Interest  Shortfalls  previously allocated thereto.

(b)     The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the
Distribution  Date on which the Master Servicer  anticipates that the final  distribution will be made to  Certificateholders  (whether as a result of the exercise by the Master Servicer or its  designee of its right to purchase the assets of the Trust Fund or  otherwise).  Notice of any termination,  specifying the anticipated  Final  Distribution  Date (which shall be a date that would otherwise be a Distribution Date) upon which the  Certificateholders  may surrender their  Certificates  to the Trustee for payment of the final  distribution  and  cancellation, shall be given  promptly by the Master  Servicer  (if the Master  Servicer or its  designee is exercising  its right to  purchase  the assets of the Trust  Fund),  or by the Trustee (in any other  case) by letter to  Certificateholders  mailed  not  earlier  than the 15th day and not later  than the 25th day of the month  next  preceding  the month of such  final  distribution specifying:

(i)     the anticipated  Final  Distribution Date upon which final payment of the Certificates is  anticipated  to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee therein designated,

(ii)    the amount of any such final payment, if known, and

(iii)   that  the  Record  Date  otherwise   applicable  to  such  Distribution  Date  is  not
        applicable,  and that payment will be made only upon presentation and surrender of the
        Certificates at the office or agency of the Trustee therein specified.

        If  the  Master   Servicer   or  the   Trustee  is   obligated   to  give   notice  to
Certificateholders  as aforesaid,  it shall give such notice to the  Certificate  Registrar at the time such  notice is given to  Certificateholders.  In the event  such  notice is given by the Master  Servicer,  the Master  Servicer or its  designee  shall  deposit in the  Custodial
Account before the Final  Distribution Date in immediately  available funds an amount equal to the purchase  price for the assets of the Trust Fund  computed as above  provided.  The Master
Servicer shall provide to the Trustee  written  notification  of any change to the anticipated
Final  Distribution  Date as soon as  practicable.  If the Trust Fund is not terminated on the anticipated Final  Distribution  Date, for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)     Upon presentation and surrender of the Class A Certificates,  Class M Certificates and
Class SB  Certificates  by the  Certificateholders  thereof,  the Trustee shall  distribute to such  Certificateholders (A) the amount otherwise  distributable on such Distribution Date, if not in connection  with the Master  Servicer's  election to repurchase  the Mortgage  Loans or the outstanding Class A Certificates,  Class M Certificates and Class SB Certificates,  or (B)
if the Master Servicer  elected to so repurchase the Mortgage Loans or the  outstanding  Class
A Certificates,  Class M Certificates and Class SB Certificates,  an amount equal to the price paid pursuant to Section 9.01(a) as follows:

(i)     first,  payment of any accrued and unpaid  Servicing Fees,  unreimbursed  advances and
        Servicing  Advances,  in each case  through  the date of such  option,  to the  Master
        Servicer

(ii)    second,  with  respect  to the  Class A  Certificates,  pari  passu,  the  outstanding
        Certificate  Principal Balance thereof,  plus Accrued Certificate Interest thereon for the related  Interest  Accrual  Period and any previously  unpaid Accrued  Certificate
        Interest,

(iii)   third,  with  respect  to the  Class M-1  Certificates,  the  outstanding  Certificate
        Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
        Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(iv)    fourth,  with  respect  to the Class M-2  Certificates,  the  outstanding  Certificate
        Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
        Interest Accrual Period and any previously unpaid Accrued Certificate Interest,
(v)     fifth,  with  respect  to the  Class M-3  Certificates,  the  outstanding  Certificate
        Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
        Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(vi)    sixth,  with  respect  to the  Class M-4  Certificates,  the  outstanding  Certificate
        Principal Balance thereof, plus Accrued Certificate Interest,

(vii)   seventh,  with  respect to the Class M-5  Certificates,  the  outstanding  Certificate
        Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
        Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(viii)  eighth,  with  respect  to the Class M-6  Certificates,  the  outstanding  Certificate
        Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
        Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(ix)    ninth,  with  respect  to the  Class M-7  Certificates,  the  outstanding  Certificate
        Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
        Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(x)     tenth,  with  respect  to the  Class M-8  Certificates,  the  outstanding  Certificate
        Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
        Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(xi)    eleventh,  with respect to the Class M-9  Certificates,  the  outstanding  Certificate
        Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related
        Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(xii)   twelfth,  to the Class A  Certificates  and Class M  Certificates,  the  amount of any
        Prepayment  Interest  Shortfalls  allocated  thereto  for  such  Distribution  Date or remaining  unpaid from prior  Distribution  Dates and accrued  interest thereon at the applicable  Pass-Through  Rate,  on a pro  rata  basis  based on  Prepayment  Interest
        Shortfalls  allocated  thereto for such  Distribution  Date or  remaining  unpaid from prior Distribution Dates, and

(xiii)  thirteenth, to the Class SB Certificates.

(d)     In the event that any  Certificateholders  shall not surrender their  Certificates for final payment and  cancellation  on or before the Final  Distribution  Date, the Trustee shall
on  such  date  cause  all  funds  in  the  Certificate   Account  not  distributed  in  final
distribution  to  Certificateholders  to be withdrawn  therefrom and credited to the remaining
Certificateholders  by depositing  such funds in a separate  escrow account for the benefit of such  Certificateholders,  and the Master  Servicer  (if the Master  Servicer or its  designee exercised  its right to  purchase  the  Mortgage  Loans),  or the  Trustee (in any other case)
shall give a second  written  notice to the remaining  Certificateholders  to surrender  their
Certificates  for  cancellation and receive the final  distribution  with respect thereto.  If within six months  after the second  notice any  Certificate  shall not have been  surrendered for  cancellation,  the  Trustee  shall  take  appropriate  steps as  directed  by the  Master
Servicer  to  contact  the  remaining   Certificateholders   concerning   surrender  of  their
Certificates.  The costs and  expenses of  maintaining  the Escrow  Account and of  contacting
Certificateholders  shall be paid out of the assets  which  remain in the Escrow  Account.  If within nine months after the second notice any  Certificates  shall not have been  surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable to the  holders  thereof  and the  Master  Servicer  shall  thereafter  hold such  amounts  until distributed to such holders.  No interest shall accrue or be payable to any  Certificateholder on any  amount  held in the  Escrow  Account  or by the  Master  Servicer  as a result of such
Certificateholder's  failure to surrender  its  Certificate(s)  for final  payment  thereof in accordance  with this  Section 9.01 and the  Certificateholders  shall look only to the Master
Servicer for such payment.

(e)     All rights of the Master  Servicer or its designee to purchase the assets of the Trust
Fund, or to purchase  specified  classes of Certificates,  as set forth in Section 9.01(a) are referred to in this Agreement as the "Call  Rights".  Notwithstanding  any other  provision of this Agreement,  the Master  Servicer or its designee shall have the right to sell,  transfer, pledge or otherwise  assign the Call Rights at any time to any Person.  Upon written notice by the Master  Servicer  or its  designee  to the  Trustee  and the Master  Servicer  of any such assignment of the Call Rights to any assignee,  the Trustee and the Master  Servicer  shall be obligated to recognize  such  assignee as the holder of the Call Rights.  Such entity,  if not the Master  Servicer or its designee or an  affiliate,  shall be deemed to  represent,  at the time of such sale,  transfer,  pledge or other assignment,  that one of the following will be, and at the time the Call Right is  exercised  is, true and  correct:  (i) the exercise of such
Call Right  shall not result in a  non-exempt  prohibited  transaction  under  section  406 of
ERISA or section 4975 of the Code  (including  by reason of U.S.  Department  of Labor ("DOL")
Prohibited  Transaction Class Exemption  ("PTCE") 75-1 (Part I), 84-14,  90-1, 91-38, 95-60 or
96-23 or other  applicable  exemption)  or (ii)  such  entity  is (A) not a party in  interest under section  3(14) of ERISA or a  disqualified  person under section  4975(e)(2) of the Code with  respect to any  employee  benefit  plan  subject  to  section  3(3) of ERISA or any plan subject to section  4975 of the Code (other than an employee  benefit  plan or plan  sponsored or  maintained by the entity,  provided  that no assets of such employee  benefit plan or plan are  invested  or deemed to be  invested  in the  Certificates)  and (B) not a  "benefit  plan investor" as described in DOL  regulation  section  2510.3-101(f)(2).  If any such assignee of the Call  Right is unable to  exercise  such Call Right by reason of the  preceding  sentence, then the Call Right  shall  revert to the  immediately  preceding  assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02.  Additional Termination Requirements.

(a)     Each of REMIC I and REMIC II as the case may be,  shall be  terminated  in  accordance with the following  additional  requirements,  unless the Trustee and the Master Servicer have received  an  Opinion  of Counsel  (which  Opinion  of Counsel  shall not be an expense of the
Trustee) to the effect that the failure of any REMIC  created  hereunder,  as the case may be, to comply with the  requirements  of this Section  9.02 will not (i) result in the  imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in Section 860F of the
Code,  or (ii)  cause any REMIC  created  hereunder  to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master  Servicer shall establish a 90-day  liquidation  period for each of REMIC I and REMIC II, and specify the first day of such period in a statement  attached to the
        Trust Fund's final Tax Return pursuant to Treasury  regulations Section 1.860F-1.  The
        Master Servicer also shall satisfy all of the requirements of a qualified  liquidation for each of REMIC I and REMIC II under  Section  860F of the Code and the  regulations thereunder;

(ii)    The Master  Servicer  shall  notify the  Trustee at the  commencement  of such  90-day liquidation  period and, at or prior to the time of making of the final payment on the
        Certificates,  the Trustee  shall sell or  otherwise  dispose of all of the  remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If the Master  Servicer is  exercising  its right to purchase  the assets of the Trust
        Fund, the Master Servicer shall,  during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably  approves and appoints the Master Servicer as its  attorney-in-fact to adopt a plan of complete  liquidation for each of REMIC I and REMIC II at the  expense  of the Trust  Fund in  accordance  with the terms and conditions of this Agreement.

ARTICLE X
                                       REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC  Administrator  shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary,  under  applicable  state law. Such election will be made on Form 1066 or other  appropriate  federal tax or information  return (including Form
8811) or any  appropriate  state  return for the  taxable  year  ending on the last day of the calendar year in which the  Certificates  are issued.  The REMIC I Regular  Interests shall be designated as the "regular  interests" and the Class R-I  Certificates  shall be designated as the sole class of "residual  interests"  in REMIC I. The REMIC II Regular  Interests  shall be designated as the "regular  interests" and the Class R-II Certificates  shall be designated as the sole class of "residual  interests" in REMIC II. The REMIC  Administrator  and the Trustee
shall not permit the  creation of any  "interests"  (within the meaning of Section 860G of the
Code) in REMIC I and REMIC II other than the REMIC I Regular  Interests,  the REMIC II Regular
Interests and the Certificates.

(b)     The Closing Date is hereby  designated  as the  "startup  day" of each of REMIC within the meaning of Section 860G(a)(9) of the Code.

(c)     The REMIC  Administrator shall hold a Class R Certificate in each REMIC representing a
0.01%  Percentage  Interest of the Class R Certificates  in each REMIC and shall be designated as the  "tax  matters  person"  with  respect  to each of REMIC I and  REMIC II in the  manner provided under Treasury  regulations  section  1.860F-4(d)  and Treasury  regulations  section
301.6231(a)(7)-1.  The REMIC Administrator,  as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in  relation  to any tax  matter  or  controversy  involving  the
Trust Fund and (ii)  represent  the Trust Fund in any  administrative  or judicial  proceeding relating  to an  examination  or audit  by any  governmental  taxing  authority  with  respect thereto.  The legal expenses,  including without  limitation  attorneys' or accountants' fees, and costs of any such  proceeding and any liability  resulting  therefrom shall be expenses of the Trust Fund and the REMIC  Administrator  shall be entitled to  reimbursement  therefor out of  amounts  attributable  to the  Mortgage  Loans on  deposit  in the  Custodial  Account  as provided by Section  3.10 unless such legal  expenses  and costs are incurred by reason of the
REMIC  Administrator's  willful  misfeasance,  bad  faith or gross  negligence.  If the  REMIC
Administrator  is  no  longer  the  Master  Servicer  hereunder,   at  its  option  the  REMIC
Administrator  may continue  its duties as REMIC  Administrator  and shall be paid  reasonable compensation not to exceed $3,000 per year by any successor  Master Servicer  hereunder for so acting as the REMIC Administrator.

(d)     The REMIC  Administrator  shall prepare or cause to be prepared all of the Tax Returns that it  determines  are required  with respect to the REMICs  created  hereunder  and deliver such Tax Returns in a timely  manner to the  Trustee and the Trustee  shall sign and file such
Tax Returns in a timely  manner.  The expenses of preparing such returns shall be borne by the
REMIC  Administrator  without any right of  reimbursement  therefor.  The REMIC  Administrator agrees to  indemnify  and hold  harmless  the  Trustee  with  respect to any tax or  liability arising  from the  Trustee's  signing of Tax Returns  that contain  errors or  omissions.  The
Trustee  and  Master  Servicer  shall  promptly  provide  the  REMIC  Administrator  with such information  as the REMIC  Administrator  may from time to time  request  for the  purpose  of enabling the REMIC Administrator to prepare Tax Returns.

(e)     The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such  information  as is necessary for the  application of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee
and the Trustee shall forward to the  Certificateholders  such  information  or reports as are required  by the  Code  or the  REMIC  Provisions  including  reports  relating  to  interest, original  issue  discount,  if any,  and  market  discount  or premium  (using the  Prepayment
Assumption) and (iii) to the Internal Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)     The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each REMIC created  hereunder to take such actions as are  reasonably  within the Master
Servicer's  or  the  REMIC   Administrator's   control  and  the  scope  of  its  duties  more
specifically  set forth  herein as shall be  necessary  or  desirable  to maintain  the status thereof  as a REMIC  under the REMIC  Provisions  (and the  Trustee  shall  assist  the Master
Servicer  and the REMIC  Administrator,  to the  extent  reasonably  requested  by the  Master
Servicer  and  the  REMIC  Administrator  to do  so).  In  performing  their  duties  as  more specifically  set forth  herein,  the Master  Servicer and the REMIC  Administrator  shall not knowingly or  intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably  within their respective  control and  the  scope  of  duties  more  specifically  set  forth  herein,  that,  under  the  REMIC
Provisions,  if taken or not taken,  as the case may be,  could (i) endanger the status of any
REMIC  created  hereunder as a REMIC or (ii) with the exception of actions taken in connection with  Section  4.08  hereof,  resulting  in the  imposition  of a tax upon any  REMIC  created hereunder  (including  but not  limited to the tax on  prohibited  transactions  as defined in
Section  860F(a)(2)  of the  Code  (except  as  provided  in  Section  2.04)  and  the  tax on contributions  to a REMIC set forth in Section  860G(d) of the Code)  (either  such event,  in the absence of an Opinion of Counsel or the indemnification  referred to in this sentence,  an
"Adverse REMIC Event") unless the Master Servicer or the REMIC  Administrator,  as applicable, has  received an Opinion of Counsel  (at the expense of the party  seeking to take such action or,  if  such  party  fails  to pay  such  expense,  and  the  Master  Servicer  or the  REMIC
Administrator,  as applicable,  determines  that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master Servicer,  the REMIC  Administrator or the Trustee) to the effect that the  contemplated  action will not,  with  respect to the Trust Fund  created  hereunder, endanger such status or,  unless the Master  Servicer or the REMIC  Administrator  or both, as applicable,  determine in its or their sole  discretion  to  indemnify  the Trust Fund against the  imposition  of such a tax,  result  in the  imposition  of such a tax.  Wherever  in this
Agreement a  contemplated  action may not be taken  because  the timing of such  action  might result in the  imposition  of a tax on the Trust  Fund,  or may only be taken  pursuant  to an
Opinion of Counsel  that such  action  would not impose a tax on the Trust  Fund,  such action may  nonetheless  be taken  provided that the indemnity  given in the preceding  sentence with respect  to any taxes  that  might be  imposed  on the Trust  Fund has been given and that all other  preconditions  to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action  (whether or not authorized  hereunder) as to which the Master
Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has received  an Opinion of Counsel to the effect  that an Adverse  REMIC  Event  could occur with respect  to such  action or  inaction,  as the case may be. In  addition,  prior to taking any action  with  respect to the Trust Fund or its  assets,  or causing the Trust Fund to take any action,  which is not  expressly  permitted  under the terms of this  Agreement,  the  Trustee shall  consult with the Master  Servicer or the REMIC  Administrator,  as  applicable,  or its designee,  in writing,  with respect to whether such action could cause an Adverse REMIC Event to occur  with  respect to the Trust Fund and the  Trustee  shall not take any such  action or cause the Trust  Fund to take any such  action as to which the  Master  Servicer  or the REMIC
Administrator,  as  applicable,  has advised it in writing  that an Adverse  REMIC Event could occur.  The Master  Servicer or the REMIC  Administrator,  as  applicable,  may  consult  with counsel  to make  such  written  advice,  and the cost of same  shall  be  borne by the  party seeking to take the action not expressly  permitted by this Agreement,  but in no event at the expense of the Master  Servicer  or the REMIC  Administrator.  At all times as may be required by the Code,  the Master  Servicer  or the REMIC  Administrator,  as  applicable,  will to the extent  within its  control and the scope of its duties more  specifically  set forth  herein, maintain  substantially all of the assets of the REMIC as "qualified  mortgages" as defined in
Section  860G(a)(3) of the Code and "permitted  investments" as defined in  Section 860G(a)(5)
of the Code.

(g)     In the  event  that any tax is  imposed  on  "prohibited  transactions"  of any  REMIC created  hereunder  as  defined  in  Section  860F(a)(2)  of the  Code,  on "net  income  from foreclosure  property"  of any  REMIC as  defined  in  Section  860G(c)  of the  Code,  on any contributions  to any REMIC after the Startup  Date  therefor  pursuant to Section  860G(d) of the Code,  or any other  tax  imposed  by the Code or any  applicable  provisions  of state or local tax laws, such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results  from a breach by the Master  Servicer  in its role as Master  Servicer or REMIC
Administrator  of any of its  obligations  under this Agreement or the Master  Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund  against such tax,  (ii) to the
Trustee,  if such tax  arises  out of or  results  from a breach by the  Trustee of any of its obligations  under  this  Article  X, or (iii)  otherwise  against  amounts  on deposit in the
Custodial  Account as provided by Section 3.10 and on the Distribution  Date(s) following such reimbursement  the  aggregate  of such taxes shall be  allocated  in  reduction of the Accrued
Certificate  Interest  on each  Class  entitled  thereto  in the same  manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall,  for federal income tax purposes,  maintain books and records  with  respect to each REMIC on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

(i)     Following the Startup Date,  neither the Master  Servicer nor the Trustee shall accept any  contributions  of assets to any REMIC  unless  (subject to Section  10.01(f))  the Master
Servicer  and the  Trustee  shall have  received  an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the inclusion of such assets in any REMIC  will not cause any REMIC  created  hereunder  to fail to  qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject  any such REMIC to any tax under the
REMIC  Provisions  or  other  applicable  provisions  of  federal,  state  and  local  law  or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section  10.01(f)) enter into any  arrangement  by which  any  REMIC  created  hereunder  will  receive  a fee or other compensation  for services nor permit any REMIC  created  hereunder to receive any income from assets  other than  "qualified  mortgages"  as defined  in Section  860G(a)(3)  of the Code or
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for the purposes of Section  1.860G-1(a)(4)(iii)  of the Treasury  Regulations,
the "latest  possible  maturity date" by which the principal  balance of each regular interest in each REMIC would be reduced to zero is the  Distribution  Date in March 2036,  which is the
Distribution Date in the month following the last scheduled payment on any Mortgage Loan.

(l)     Within 30 days after the Closing Date, the REMIC  Administrator shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate  Mortgage
Investment  Conduits  (REMIC) and Issuers of  Collateralized  Debt  Obligations" for the Trust
Fund.

(m)     Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage  Loans (except in  connection  with (i) the default,  imminent  default or foreclosure  of a Mortgage  Loan,  including but not limited to, the  acquisition or sale of a
Mortgaged  Property  acquired by any REMIC  pursuant to Article IX of this Agreement or (ii) a purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement)  or acquire any assets for any REMIC or sell or dispose of any  investments  in the  Custodial  Account or the
Certificate  Account  for gain,  or accept any  contributions  to any REMIC  after the Closing
Date unless it has  received an Opinion of Counsel that such sale,  disposition,  substitution or acquisition  will not (a) affect  adversely the status of any REMIC created  hereunder as a
REMIC or (b) unless the Master  Servicer has  determined  in its sole  discretion to indemnify the Trust  Fund  against  such tax,  cause any  REMIC to be  subject  to a tax on  "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The  Trustee  agrees  to  indemnify  the  Trust  Fund,   the   Depositor,   the  REMIC
Administrator and the Master Servicer for any taxes and costs including,  without  limitation, any  reasonable  attorneys'  fees imposed on or incurred by the Trust Fund,  the  Depositor or the Master Servicer,  as a result of a breach of the Trustee's  covenants set forth in Article
VIII or this  Article X.  In the  event  that  Residential  Funding  is no longer  the  Master
Servicer,  the Trustee shall indemnify  Residential Funding for any taxes and costs including, without  limitation,  any  reasonable  attorneys'  fees imposed on or incurred by  Residential
Funding as a result of a breach of the  Trustee's  covenants set forth in Article VIII or this
Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor,  the Master
Servicer  and the  Trustee  for any  taxes  and  costs  (including,  without  limitation,  any reasonable  attorneys'  fees)  imposed on or incurred by the Trust Fund,  the  Depositor,  the
Master  Servicer  or the  Trustee,  as a  result  of a  breach  of the  REMIC  Administrator's covenants  set forth in this Article X with respect to compliance  with the REMIC  Provisions, including  without  limitation,  any  penalties  arising from the  Trustee's  execution of Tax
Returns  prepared by the REMIC  Administrator  that  contain  errors or  omissions;  provided, however,  that such  liability will not be imposed to the extent such breach is a result of an error or omission in information  provided to the REMIC  Administrator  by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master  Servicer  agrees to indemnify  the Trust Fund,  the  Depositor,  the REMIC
Administrator  and the Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees)  imposed on or incurred by the Trust Fund,  the  Depositor,  the
REMIC  Administrator  or the  Trustee,  as a  result  of a  breach  of the  Master  Servicer's covenants  set forth in this Article X or in Article III with respect to  compliance  with the
REMIC  Provisions,  including  without  limitation,  any penalties  arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI
                                   MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the
Depositor,  the  Master  Servicer  and  the  Trustee,  without  the  consent  of  any  of  the
Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions  herein or therein,  which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to  modify,  eliminate  or add to any of its  provisions  to such  extent  as shall be necessary or desirable to maintain the  qualification  of any REMIC created  hereunder as a REMIC at all times that any  Certificate  is  outstanding or to avoid or minimize the risk of the  imposition  of any tax on the Trust  Fund  pursuant  to the Code that would be a claim  against the Trust Fund,  provided  that the Trustee has  received an
        Opinion of Counsel to the effect that (A) such action is  necessary  or  desirable  to maintain such  qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such  action will not  adversely  affect in any material  respect the interests of any Certificateholder,

(iv)    to change the timing  and/or  nature of  deposits  into the  Custodial  Account or the
        Certificate  Account  or to  change  the  name  in  which  the  Custodial  Account  is maintained,  provided that (A) the Certificate  Account Deposit Date shall in no event be later than the related  Distribution  Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any  Certificateholder  and (C) such  change  shall not result in a  reduction  of the rating assigned to any Class of Certificates  below the  then-current  rating assigned to such Certificates, as evidenced by a letter from each Rating Agency to such effect,

(v)     to  modify,  eliminate  or add to the  provisions  of  Section  5.02(f)  or any  other provision hereof  restricting  transfer of the Class R Certificates by virtue of their being the  "residual  interests" in the Trust Fund provided that (A) such change shall not result in  reduction  of the  rating  assigned  to any such Class of  Certificates
        below  the  lower  of  the  then-current   rating  or  the  rating  assigned  to  such
        Certificates  as of the Closing Date, as evidenced by a letter from each Rating Agency to such  effect,  and (B) such change shall not, as evidenced by an Opinion of Counsel
        (at the expense of the party seeking so to modify,  eliminate or add such provisions), cause the Trust Fund or any of the  Certificateholders  (other than the transferor) to be subject to a federal  tax caused by a transfer  to a Person that is not a Permitted
        Transferee, or

(vi)    to make any other  provisions with respect to matters or questions  arising under this
        Agreement or such Custodial Agreement which shall not be materially  inconsistent with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any Certificateholder.

(b)     This  Agreement or any  Custodial  Agreement  may also be amended from time to time by the Depositor,  the Master  Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates with a Certificate  Principal  Balance  greater than zero affected  thereby for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the  provisions of this  Agreement  or such  Custodial  Agreement or of modifying in any manner the rights of the
Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are required to be  distributed  on any  Certificate  without the consent of the Holder of such Certificate,

(ii)    adversely  affect in any material  respect the interest of the Holders of Certificates of any Class in a manner  other than as  described  in clause (i) hereof  without  the consent  of Holders  of  Certificates  of such  Class  evidencing,  as to such  Class,
        Percentage Interests aggregating not less than 66%, or

(iii)   reduce the aforesaid  percentage of Certificates of any Class the Holders of which are required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding  any  contrary  provision  of this  Agreement,  the Trustee  shall not consent to any amendment to this  Agreement  unless it shall have first received an Opinion of
Counsel  (at the  expense  of the  party  seeking  such  amendment)  to the  effect  that such amendment is permitted  under this  Agreement  and that such  amendment or the exercise of any power granted to the Master  Servicer,  the  Depositor or the Trustee in accordance  with such amendment  will not result in the  imposition  of a federal tax on the Trust Fund or cause any
REMIC  created  hereunder  to fail to qualify as a REMIC at any time that any  Certificate  is outstanding.  The Trustee may but shall not be obligated to enter into any amendment  pursuant to this  Section  that  affects  its  rights,  duties and  immunities  and this  Agreement  or otherwise; provided however, such consent shall not be unreasonably withheld.

(d)     Promptly after the execution of any such  amendment the Trustee shall furnish  written notification  of the substance of such  amendment to each  Certificateholder.  It shall not be necessary  for the  consent of  Certificateholders  under this  Section  11.01 to approve  the particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining  such consents and of evidencing  the authorization  of the  execution  thereof  by  Certificateholders  shall  be  subject  to such reasonable regulations as the Trustee may prescribe.

(e)     The Depositor shall have the option, in its sole discretion,  to obtain and deliver to the Trustee any corporate guaranty,  payment obligation,  irrevocable letter of credit, surety bond,  insurance  policy or similar  instrument or a reserve fund, or any  combination  of the foregoing,  for the purpose of protecting the Holders of the Class R Certificates  against any or all Realized Losses or other  shortfalls.  Any such instrument or fund shall be held by the
Trustee for the benefit of the Class R  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included  in any  REMIC.  To the  extent  that any such instrument  or fund  constitutes  a reserve  fund for  federal  income tax  purposes,  (i) any reserve fund so established  shall be an outside  reserve fund and not an asset of such REMIC,
(ii) any such reserve fund shall be owned by the Depositor,  and (iii) amounts  transferred by such REMIC to any such reserve fund shall be treated as amounts  distributed  by such REMIC to the  Depositor  or any  successor,  all within the  meaning of  Treasury  regulations  Section
1.860G-2(h).  In connection  with the provision of any such instrument or fund, this Agreement and any  provision  hereof may be  modified,  added to,  deleted or  otherwise  amended in any manner  that is related or  incidental  to such  instrument  or fund or the  establishment  or administration  thereof,  such  amendment  to  be  made  by  written  instrument  executed  or consented  to by the  Depositor  and such  related  insurer  but  without  the  consent of any
Certificateholder  and  without  the  consent  of the Master  Servicer  or the  Trustee  being required  unless any such amendment  would impose any  additional  obligation on, or otherwise adversely  affect  the  interests  of  the  Certificateholders,  the  Master  Servicer  or the
Trustee,  as  applicable;  provided  that the Depositor  obtains an Opinion of Counsel  (which need not be an opinion of  Independent  counsel)  to the effect that any such  amendment  will not cause (a) any federal tax to be imposed on the Trust Fund,  including without  limitation, any federal tax imposed on "prohibited  transactions"  under Section 860F(a)(1) of the Code or on  "contributions  after the startup date" under  Section  860G(d)(1) of the Code and (b) any
REMIC  created  hereunder  to fail to qualify as a REMIC at any time that any  Certificate  is outstanding.  In the event that the  Depositor  elects to provide such coverage in the form of a limited  guaranty  provided by General  Motors  Acceptance  Corporation,  the  Depositor may
elect that the text of such amendment to this  Agreement  shall be  substantially  in the form attached  hereto as Exhibit L (in which case  Residential  Funding's  Subordinate  Certificate
Loss  Obligation as described in such exhibit shall be established  by  Residential  Funding's consent  to such  amendment)  and that the  limited  guaranty  shall be  executed  in the form attached  hereto  as  Exhibit  M,  with  such  changes  as  the  Depositor  shall  deem  to be appropriate;  it being  understood  that the Trustee has  reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

(f)     In addition to the foregoing,  any amendment of Section 4.08 of this  Agreement  shall require the consent of the Limited Repurchase Right Holder as third-party beneficiary.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all  appropriate  public  offices for real  property  records in all the  counties or other comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are
situated,   and  in  any  other  appropriate  public  recording  office  or  elsewhere,   such
recordation  to be effected by the Master  Servicer  and at its  expense on  direction  by the
Trustee  (pursuant to the request of the Holders of  Certificates  entitled to at least 25% of the  Voting  Rights),  but only upon  direction  accompanied  by an  Opinion of Counsel to the effect  that such  recordation  materially  and  beneficially  affects  the  interests  of the
Certificateholders.

(b)     For the purpose of  facilitating  the recordation of this Agreement as herein provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any  number of counterparts,  each of  which  counterparts  shall  be  deemed  to be an  original,  and  such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any  Certificateholder  shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal  representatives  or heirs to  claim  an  accounting  or to take  any  action  or  proceeding  in any  court  for a partition or winding up of the Trust Fund, nor otherwise  affect the rights,  obligations  and liabilities of any of the parties hereto.

(b)     No  Certificateholder  shall  have any right to vote  (except  as  expressly  provided herein) or in any manner  otherwise  control the operation  and  management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed so as to  constitute  the  Certificateholders from time to time as partners or members of an  association;  nor shall any  Certificateholder be under any  liability  to any third  person by reason of any action  taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No  Certificateholder  shall  have  any  right  by  virtue  of any  provision  of this
Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such  Holder  previously  shall  have given to the
Trustee  a  written  notice  of  default  and  of the  continuance  thereof,  as  hereinbefore provided,  and  unless  also the  Holders  of  Certificates  of any  Class  evidencing  in the aggregate  not less than 25% of the related  Percentage  Interests  of such Class,  shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own  name as  Trustee  hereunder  and  shall  have  offered  to the  Trustee  such  reasonable indemnity  as it may  require  against  the costs,  expenses  and  liabilities  to be incurred therein or thereby,  and the Trustee  for 60 days after its  receipt of such  notice,  request and offer of indemnity,  shall have  neglected or refused to institute  any such action,  suit or  proceeding  it being  understood  and  intended,  and being  expressly  covenanted by each
Certificateholder  with every other  Certificateholder  and the  Trustee,  that no one or more
Holders of  Certificates  of any Class  shall have any right in any manner  whatever by virtue of any provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class,  or to obtain or seek to obtain  priority over or  preference  to any other such Holder,  or to enforce any right under this  Agreement,  except  in the  manner  herein  provided  and  for  the  common  benefit  of
Certificateholders  of such Class or all Classes,  as the case may be. For the  protection and enforcement  of the provisions of this  Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with  the  laws of the  State of New York and the  obligations,  rights  and  remedies  of the parties  hereunder  shall be determined in accordance  with such laws,  without  regard to the conflict of laws  principles  thereof,  other than Sections  5-1401 and 5-1402 of the New York
General Obligations Law.

Section 11.05. Notices.

        All  demands  and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if  personally  delivered at or mailed by  registered  mail,  postage  prepaid
(except  for  notices to the  Trustee  which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  8400 Normandale  Lake Boulevard,  Suite 250,
Minneapolis,  Minnesota  55437,  Attention:  President  (RAMP),  or such other  address as may hereafter  be furnished  to the Master  Servicer and the Trustee in writing by the  Depositor;
(b) in the case of the  Master  Servicer,  2255  North  Ontario  Street,  Burbank,  California
91504-3120,  Attention:  Bond  Administration  or  such  other  address  as may  be  hereafter furnished  to the  Depositor  and the Trustee by the Master  Servicer  in writing;  (c) in the case of the  Trustee,  600 Travis,  9th Floor,  Houston,  Texas  77002,  Attention:  Worldwide
Securities  Services/Structured  Finance Services,  RAMP 2006-RS2 or such other address as may hereafter  be furnished to the  Depositor  and the Master  Servicer in writing by the Trustee;
(d) in the case of  Moody's,  99 Church  Street,  New York,  New York  10007,  Attention:  ABS
Monitoring  Department or such other address as may be hereafter  furnished to the  Depositor, the  Trustee and the Master  Servicer by Moody's and (e) in the case of Standard & Poor's,  55
Water Street, New York, New York 10041 Attention;  Mortgage Surveillance.  Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail, postage prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed within the time  prescribed in this Agreement  shall be  conclusively  presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Notices to Rating Agencies.

        The Depositor,  the Master  Servicer or the Trustee,  as applicable,  (a) shall notify each Rating  Agency at such time as it is  otherwise  required  pursuant to this  Agreement to give notice of the  occurrence  of, any of the events  described in clause (a), (b), (c), (d),
(g), (h), (i) or (j) below,  (b) shall notify the  Subservicer at such time as it is otherwise required  pursuant to this  Agreement  to give notice of the  occurrence  of any of the events described  in clause  (a),  (b),  (c)(1),  (g)(1) or (i) below,  or (c) provide a copy to each
Rating Agency at such time as otherwise  required to be delivered  pursuant to this  Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     (1)  the  termination  or  appointment  of a  successor  Master  Servicer  or (2)  the termination  or appointment  of a successor  Trustee or a change in the majority  ownership of the Trustee,

(d)     the filing of any claim  under the Master  Servicer's  blanket  fidelity  bond and the errors and  omissions  insurance  policy  required  by  Section  3.12 or the  cancellation  or modification of coverage under 152 any such instrument,

(e)     the  statement  required to be delivered to the Holders of each Class of  Certificates pursuant to Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     (1) a change in the location of the Custodial  Account or (2) a change in the location of the Certificate Account,

(h)     the  occurrence  of any  monthly  cash flow  shortfall  to the Holders of any Class of
Certificates  resulting  from the failure by the Master  Servicer to make an Advance  pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer  shall provide  prompt  written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements, provisions  or terms  shall be deemed  severable  from the  remaining  covenants,  agreements, provisions  or  terms  of  this  Agreement  and  shall  in  no  way  affect  the  validity  or enforceability  of the  other  provisions  of this  Agreement  or of the  Certificates  or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

(a)     This  Agreement  may be  supplemented  by means of the addition of a separate  Article hereto (a "Supplemental  Article") for the purpose of  resecuritizing  any of the Certificates issued hereunder,  under the following circumstances.  With respect to any Class or Classes of
Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Depositor
or  any  of  its  Affiliates  (or  any  designee   thereof)  is  the  registered  Holder  (the
"Resecuritized Certificates"),  the Depositor may deposit such Resecuritized Certificates into a new REMIC,  grantor trust or custodial  arrangement (a  "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article.  The instrument adopting such Supplemental
Article shall be executed by the  Depositor,  the Master  Servicer and the Trustee;  provided, that neither the Master  Servicer nor the Trustee  shall  withhold  their  consent  thereto if their respective  interests would not be materially  adversely affected thereby. To the extent that the terms of the  Supplemental  Article do not in any way affect any  provisions  of this
Agreement  as to any of the  Certificates  initially  issued  hereunder,  the  adoption of the
Supplemental   Article  shall  not  constitute  an  "amendment"   of  this   Agreement.   Each
Supplemental  Article shall set forth all necessary  provisions relating to the holding of the
Resecuritized  Certificates by the Trustee,  the establishment of the  Restructuring  Vehicle, the  issuing of various  classes of new  certificates  by the  Restructuring  Vehicle  and the distributions  to be  made  thereon,  and  any  other  provisions  necessary  to the  purposes thereof.  In connection  with each  Supplemental  Article,  the Depositor shall deliver to the
Trustee an Opinion of Counsel to the effect that (i) the  Restructuring  Vehicle  will qualify as a REMIC,  grantor  trust or other  entity not  subject to taxation  for federal  income tax purposes  and (ii) the  adoption of the  Supplemental  Article will not endanger the status of any REMIC  created  hereunder as a REMIC or result in the  imposition  of a tax upon the Trust
Fund  (including  but not limited to the tax on prohibited  transaction  as defined in Section
860F(a)(2)  of the  Code and the tax on  contributions  to a REMIC  as set  forth  in  Section
860G(d) of the Code.

Section 11.09. [Reserved].

Section 11.10. Third Party Beneficiaries.

        The Limited Repurchase Right Holder is an express  third-party  beneficiary of Section
4.08 of this  Agreement,  and shall  have the  right to  enforce  the  related  provisions  of
Section 4.08 of this Agreement as if it were a party hereto.

ARTICLE XII
                                COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of Parties; Reasonableness.

               The Depositor,  the Trustee and the Master Servicer  acknowledge and agree that the  purpose  of this  Article  XII is to  facilitate  compliance  by the  Depositor  with the provisions  of  Regulation  AB and  related  rules  and  regulations  of the  Commission.  The
Depositor  shall  not  exercise  its  right  to  request  delivery  of  information  or  other performance  under these  provisions  other than in good  faith,  or for  purposes  other than compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations  of the
Commission  under the  Securities  Act and the Exchange Act.  Each of the Master  Servicer and
the Trustee  acknowledges  that  interpretations  of the  requirements  of  Regulation  AB may change over time,  whether due to  interpretive  guidance  provided by the  Commission  or its staff,  consensus among  participants in the  mortgage-backed  securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with  reasonable  requests made by the Depositor in good faith for  delivery of  information  under these  provisions  on the basis of evolving interpretations  of  Regulation  AB.  Each  of the  Master  Servicer  and  the  Trustee  shall cooperate  reasonably  with the  Depositor to deliver to the Depositor  (including  any of its assignees  or  designees),  any  and  all  disclosure,  statements,  reports,  certifications, records and any other  information  necessary in the reasonable,  good faith  determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

               (a)    The Trustee  shall be deemed to  represent  to the  Depositor  as of the date  hereof  and on each  date on  which  information  is  provided  to the  Depositor  under
Sections  12.01,  12.02(b)  or 12.03 that,  except as  disclosed  in writing to the  Depositor prior to such date:  (i) it is not aware and has not received  notice that any default,  early
amortization   or  other   performance   triggering   event  has  occurred  as  to  any  other
Securitization  Transaction  due to any default of the  Trustee;  (ii) there are no aspects of its financial  condition that could have a material  adverse  effect on the  performance by it of its  trustee  obligations  under  this  Agreement;  (iii)  there are no  material  legal or governmental  proceedings  pending  (or known to be  contemplated)  against  it that  would be
material  to  Certificateholders;   (iv)  there  are  no  relationships  or  transactions  (as described  in Item  1119(b) of  Regulation  AB)  relating to the Trustee  with  respect to the
Depositor  or  any  sponsor,  issuing  entity,  servicer,  trustee,  originator,   significant
obligor,  enhancement  or support  provider or other  material  transaction  party (as each of
such  terms  are  used  in  Regulation   AB)  relating  to  the   Securitization   Transaction
contemplated  by the  Agreement,  as  identified by the Depositor to the Trustee in writing as of the Closing Date (each,  a  "Transaction  Party")  that are outside the ordinary  course of business  or on terms  other than would be obtained  in an arm's  length  transaction  with an unrelated third party,  apart from the  Securitization  Transaction,  and that are material to the investors'  understanding of the Certificates;  and (v) the Trustee is not an affiliate of any  Transaction  Party (as  contemplated  by Item 1119(a) of  Regulation  AB). The  Depositor
shall  notify the  Trustee of any change in the  identity  of a  Transaction  Party  after the
Closing Date.

               (b)    If so  requested  by the  Depositor  on any date  following  the Closing
Date,  the Trustee  shall,  within five  Business  Days  following  such  request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in  paragraph  (a) of this  Section or, if any such  representation  and  warranty is not accurate as of the date of such  confirmation,  provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each calendar  quarter,  unless
the  Depositor  shall  have  a  reasonable   basis  for  a  determination   that  any  of  the
representations and warranties may not be accurate.

Section 12.03. Information to be Provided by the Trustee.

               For so long as the Depositor is subject to Exchange Act reporting  requirements with  respect to the Trust  Fund,  for the purpose of  satisfying  the  Depositor's  reporting obligation  under the  Exchange  Act with  respect to any class of  Certificates,  the Trustee shall provide to the Depositor a written  description  of (a) any  litigation or  governmental proceedings  pending  against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and (b) any affiliations or  relationships  (as described in Item 1119 of  Regulation  AB) that develop  following  the Closing Date between the Trustee and any Transaction  Party of the type described in Section  12.02(a)(iv) or 12.02(a)(v) as of the  last  day of each  calendar  year.  Any  descriptions  required  with  respect  to  legal proceedings,  as well as updates  to  previously  provided  descriptions,  under this  Section
12.03  shall be given no  later  than  five  Business  Days  prior to the  Determination  Date following  the month in which the  relevant  event  occurs,  and any notices and  descriptions
required  with  respect  to   affiliations,   as  well  as  updates  to  previously   provided
descriptions,  under  this  Section  12.03  shall be given no  later  than  January  31 of the calendar  year  following  the year in which the  relevant  event  occurs.  As of the  related
Distribution  Date with respect to each Report on Form 10-D with  respect to the  Certificates filed by or on behalf of the  Depositor,  and as of March 15 preceding the date each Report on
Form 10-K with respect to the  Certificates is filed,  the Trustee will be deemed to represent that any information  previously  provided by the Trustee under this Article XII is materially correct and does not have any  material  omissions  unless the Trustee has  provided an update to such  information.  The Depositor will allow the Trustee to review any disclosure  relating to  material  litigation  against  the  Trustee  prior  to  filing  such  disclosure  with the
Commission to the extent the Depositor changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

               On or before March 15 of each calendar year, for so long as the Depositor is subject to Exchange Act reporting requirements with respect to the Trust Fund, the Trustee shall:

(a)     deliver to the Depositor a report (in form and substance  reasonably  satisfactory  to the Depositor)  regarding the Trustee's  assessment of compliance with the Servicing  Criteria during the immediately  preceding  calendar year, as required under Rules 13a-18 and 15d-18 of the  Exchange  Act and  Item  1122 of  Regulation  AB.  Such  report  shall  be  signed  by an authorized  officer  of  the  Trustee,  and  shall  address  each  of the  Servicing  Criteria specified on Exhibit V hereto; and

(b)     deliver to the Depositor a report of a registered  public  accounting  firm satisfying the  requirements  of Rule 2-01 of Regulation  S-X under the  Securities  Act and the Exchange
Act that  attests to, and reports on, the  assessment  of  compliance  made by the Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in accordance with
Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall  indemnify  the  Depositor,  each  affiliate of the  Depositor,  the
Master  Servicer and each affiliate of the Master  Servicer,  and the  respective  present and former  directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses,  damages,  penalties,  fines,  forfeitures, legal fees and expenses and related costs,  judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                      (i)(A) any untrue  statement of a material fact  contained or alleged to be contained in any information,  report,  certification or other material provided under this
Article XII (other than the  attestation  delivered  under  Section  12.04(b))  by the Trustee
(collectively,  the "Trustee  Information"),  or (B) the omission or alleged omission to state in the Trustee  Information a material  fact required to be stated in the Trustee  Information or  necessary  in order to make the  statements  therein,  in the  light of the  circumstances under which they were made, not misleading;  or

                      (ii)   any failure by the Trustee to deliver  any  information,  report, certification,  or other  material when and as required  under this Article XII,  other than a failure by the Trustee to deliver an accountants' attestation under Section 12.04(b);

provided,  however,  that in no event  will  the  Trustee  be  liable  for any  consequential, indirect  or  punitive  damages  pursuant  to this  Section  12.05(a),  even if advised of the possibility of such damages.

(b)     In the  case of any  failure  of  performance  described  in  clause  (ii) of  Section
12.05(a),  the Trustee shall (i) promptly  reimburse  the  Depositor for all costs  reasonably incurred  by the  Depositor  in  order  to  obtain  the  information,  report,  certification, accountants'  attestation  or other material not delivered as required by the Trustee and (ii)
cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)     The Depositor and the Master Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls  the Trustee  (within the meaning of Section 15 of the
Securities  Act and Section 20 of the Exchange  Act);  and the  respective  present and former directors,  officers,  employees  and  agents  of the  Trustee,  and  shall  hold each of them harmless from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses  that any of them may sustain  arising  out of or based upon (i) any untrue  statement  of a material  fact contained or alleged to be contained in any  information  provided  under this Agreement by or on behalf  of the  Depositor  or Master  Servicer  for  inclusion  in any  report  filed  with
Commission  under  the  Exchange  Act  (collectively,  the  "RFC  Information"),  or (ii)  the omission or alleged  omission to state in the RFC  Information  a material fact required to be stated in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made, not  misleading;  provided,  however, that in no event will the  Depositor or the Master  Servicer be liable for any  consequential, indirect  or  punitive  damages  pursuant  to this  Section  12.05(c),  even if advised of the possibility of such damages.

        IN WITNESS  WHEREOF,  the Depositor,  the Master  Servicer and the Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized and their respective  seals,  duly attested,  to be hereunto  affixed,  all as of the day and year first above written.

[Seal]                                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                                By:     /s/ Joseph Orning
Attest: /s/ Tim Jacobson                                Name:  Joseph Orning
        Name:  Tim Jacobson                             Title:    Vice President
        Title:    Vice President
[Seal]                                          RESIDENTIAL FUNDING CORPORATION

Attest: /s/ Joseph Orning                       By:     /s/ Tim Jacobson
        Name:  Joseph Orning                            Name:  Tim Jacobson
        Title:   Associate                              Title:   Associate
[Seal]                                          JPMORGAN CHASE BANK, N.A.
                                                as Trustee

Attest: /s/ Terry Stewart                       By:     /s/ Joanne Murray
        Name:  Terry Stewart                            Name:  Joanne Murray
        Title:    Vice President                        Title: Assistant Vice President

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the _____  day of March,  2006  before  me, a notary  public in and for said
State,  personally  appeared Joseph Orning,  known to me to be a Vice President of Residential
Asset Mortgage  Products,  Inc., one of the corporations that executed the within  instrument, and also known to me to be the  person  who  executed  it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            _____________________________
[Notarial Seal]

STATE OF MINNESOTA
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the _____  day of March,  2006  before  me, a notary  public in and for said
State,  personally  appeared  Tim  Jacobson,  known to me to be an  Associate  of  Residential
Funding  Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ___________________________
[Notarial Seal]

STATE OF TEXAS
                                 ) ss.:
COUNTY OF HARRIS                 )

               On the _____  day of March,  2006  before  me, a notary  public in and for said
State,   personally   appeared   _________________________________,   known  to  me  to  be  a
__________________________  of JPMorgan  Chase Bank,  N.A.,  a national  banking  association, that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said  national  banking  association  and  acknowledged  to me that such national banking association executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ___________________________
[Notarial Seal]

                                                     EXHIBIT A

                                         FORM OF CLASS [A-__] CERTIFICATE

SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986,  AS AMENDED  (THE  "CODE")  COUPLED WITH THE RIGHT TO RECEIVE  PAYMENTS  UNDER THE YIELD  MAINTENANCE
AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO  ISSUER  OR ITS AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE &  CO. OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ANY TRANSFEREE OF A CLASS A-1,  CLASS A-2 OR CLASS A-3A  CERTIFICATE  NOT RATED AT LEAST "AA-" (OR ITS  EQUIVALENT)
BY  STANDARD  & POOR'S OR  MOODY'S  AT THE TIME OF  PURCHASE  OR A CLASS  A-3B  CERTIFICATE  WILL BE DEEMED TO HAVE
REPRESENTED  BY VIRTUE OF ITS  PURCHASE OR HOLDING OF SUCH  CERTIFICATE  (OR ANY  INTEREST  HEREIN) THAT EITHER (A)
SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF
THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE (EACH, A
"PLAN"),  OR ANY PERSON (INCLUDING,  WITHOUT  LIMITATION,  AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF
ANY PLAN) WHO IS USING "PLAN ASSETS,"  WITHIN THE MEANING OF THE U.S.  DEPARTMENT OF LABOR  REGULATION  PROMULGATED
AT 29 C.F.R.ss.  2510.3-101,  OF ANY PLAN  (EACH,  A "PLAN  INVESTOR")  TO EFFECT SUCH  ACQUISITION,  OR (B)(I) THE
TRANSFEREE  IS AN  INSURANCE  COMPANY,  (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THE  CERTIFICATE  (OR ANY
INTEREST  HEREIN) IS AN "INSURANCE  COMPANY  GENERAL  ACCOUNT" (AS DEFINED IN U.S.  DEPARTMENT OF LABOR  PROHIBITED
TRANSACTION  CLASS  EXEMPTION  ("PTCE")  95-60),  AND (III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE
95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING
PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT  EITHER  (A) IS NOT A PLAN OR A PLAN  INVESTOR,  OR (B) IS A
COMPLYING  INSURANCE  COMPANY SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS
CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE
UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) WAS
EFFECTED  IN  VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE  POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER,  ANY UNDERWRITER AND
THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A
RESULT OF SUCH ACQUISITION OR HOLDING.

Class [A-__] Senior                                         Certificate No. __
Date of Pooling and Servicing                               [Adjustable] [Variable] Pass-Through Rate
Agreement and Cut-off Date:
February 1, 2006                                            Percentage Interest: ___%
First Distribution Date:                                    Aggregate Initial Certificate Principal
March 27, 2006                                              Balance of the Class [A-__]
                                                            Certificates: $___________
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:                          Initial Certificate Principal
_________ __, 20__                                          Balance of this Class [A-__] Certificate:
                                                            $___________

Maturity Date:                                              CUSIP ________
_________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RS2

                  evidencing a percentage  interest in the  distributions  allocable to the Class
                  [A-__]  Certificates  with  respect to a Trust Fund  consisting  primarily of a pool of  conventional  one- to four-family  fixed and adjustable  interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  ____________  is the registered  owner of the Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one- to four-family  fixed and adjustable  interest rate first lien mortgage loans (the "Mortgage
Loans"),  sold by  Residential  Asset Mortgage  Products,  Inc.  (hereinafter  called the  "Depositor,"  which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a
Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement") among  the  Depositor,  the Master
Servicer  and  JPMorgan  Chase  Bank,  N.A.,  as trustee  (the  "Trustee"),  a summary of certain of the  pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the  Business  Day prior to such  Distribution  Date (the "Record  Date"),  from the related  Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate and the  amount of  interest  and  principal,  if any,  required  to be  distributed  to  Holders  of Class  [A-__]
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise) for  the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the  Trustee for that  purpose in the City and State of  New York.  The  Initial  Certificate
Principal  Balance of this  Certificate  is set forth  above.  The  Certificate  Principal  Balance  hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         As described  above,  any  transferee  of a Class A-1,  Class A-2 or Class A-3A  Certificate  not rated at least "AA-" (or its  equivalent) by Standard & Poor's or Moody's at the time of purchase or Class A-3B  Certificate will be deemed to have  represented  by virtue of its  purchase  or holding of such  Certificate  (or any  interest herein) that either (a) such  transferee  is not a Plan or a Plan  Investor,  or (b) the  transferee is a Complying
Insurance Company.  In addition,  any purported  Certificate Owner whose acquisition or holding of this Certificate
(or any interest  herein) was effected in violation of the  restrictions  in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor,  the Trustee, the Master Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee in the City and State of New York,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be  governed  by and  construed  in  accordance  with  the  laws of the  State of
New York,  without regard to the conflicts of law principles thereof,  other than Sections 5-1401 and 5-1402 of the
New York General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage  Loan,  and (ii) the  purchase by Residential  Funding
Corporation  or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such Mortgage Loans,  thereby  effecting  early  retirement of the related  Certificates.  The Agreement permits,  but does not require,  Residential  Funding  Corporation  or its  designee  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or  (ii) subject  to the terms of the  Agreement,  to purchase in whole,  but not in part, all of the
Class A and Class M  Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the  aggregate  Stated  Principal  Balance of the Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                     By: ____________________________________
                                                              Authorized Signatory

Dated:

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                     By:  _______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 _________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_______________________________________________________________________________________________________
for the account of ____________________________________________________________________________________
account number  _______________________________________________________________________________________
or, if mailed by check, to  ___________________________________________________________________________.

         Applicable statements should be mailed to: __________________________________________________.

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                     EXHIBIT B

                                          FORM OF CLASS [M-_] CERTIFICATE

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE  CLASS [A-__][M-_]  CERTIFICATES,  AS DESCRIBED IN THE
AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986,  AS AMENDED  (THE  "CODE")  COUPLED WITH THE RIGHT TO RECEIVE  PAYMENTS  UNDER THE YIELD  MAINTENANCE
AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO  ISSUER  OR ITS AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE &  CO. OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ANY  TRANSFEREE OF A CLASS M CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS PURCHASE OR HOLDING
OF SUCH  CERTIFICATE (OR ANY INTEREST  HEREIN) THAT EITHER (A) SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR
OTHER PLAN SUBJECT TO THE  PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF
1974,  AS AMENDED  ("ERISA"),  OR SECTION  4975 OF THE CODE (EACH,  A "PLAN"),  OR ANY PERSON  (INCLUDING,  WITHOUT
LIMITATION,  AN INVESTMENT  MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING "PLAN ASSETS," WITHIN
THE MEANING OF THE U.S.  DEPARTMENT OF LABOR REGULATION  PROMULGATED AT 29 C.F.R.ss.2510.3-101,  OF ANY PLAN (EACH,
A "PLAN INVESTOR") TO EFFECT SUCH ACQUISITION,  OR (B)(I) THE TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE SOURCE
OF FUNDS USED TO PURCHASE  OR HOLD THE  CERTIFICATE  (OR ANY  INTEREST  HEREIN) IS AN  "INSURANCE  COMPANY  GENERAL
ACCOUNT" (AS DEFINED IN U.S.  DEPARTMENT OF LABOR  PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND
(III) THE  CONDITIONS  SET  FORTH IN  SECTIONS  I AND III OF PTCE  95-60  HAVE BEEN  SATISFIED  (EACH  ENTITY  THAT
SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING
PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT  EITHER  (A) IS NOT A PLAN OR A PLAN  INVESTOR,  OR (B) IS A
COMPLYING  INSURANCE  COMPANY SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS
CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE
UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) WAS
EFFECTED  IN  VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE  POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER,  ANY UNDERWRITER AND
THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A
RESULT OF SUCH ACQUISITION OR HOLDING.

Class M-__Mezzanine                                         Certificate No. 1
Date of Pooling and Servicing                               Adjustable Pass-Through Rate
Agreement and Cut-off Date:
February 1, 2006                                            Percentage Interest: ___%
First Distribution Date:                                    Aggregate Initial Certificate Principal
March 27, 2006                                              Balance of the Class M-__
                                                            Certificates: $___________
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:                          Initial Certificate Principal
_________ __, 20__                                          Balance of this Class M-__ Certificate:
                                                            $___________

Maturity Date:                                              CUSIP ________
_________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RS2

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class M-_  Certificates with respect to a Trust Fund consisting  primarily of a pool of conventional  one- to four-family  fixed and adjustable  interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of  their affiliates.  None of the Depositor,  the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that  _________ is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of conventional  one- to four-family  fixed and adjustable  interest rate, first lien mortgage loans (the "Mortgage
Loans"),  sold by  Residential  Asset Mortgage  Products,  Inc.  (hereinafter  called the  "Depositor,"  which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a
Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master
Servicer  and  JPMorgan  Chase  Bank,  N.A.,  as trustee  (the  "Trustee"),  a summary of certain of the  pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the  Business  Day prior to such  Distribution  Date (the "Record  Date"),  from the related  Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate and the amount of interest and principal,  if any, required to be distributed to Holders of Class M-_  Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the  Trustee for that  purpose in the City and State of  New York.  The  Initial  Certificate
Principal  Balance of this  Certificate  is set forth  above.  The  Certificate  Principal  Balance  hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         As described  above,  any transferee of this  Certificate  will be deemed to have represented by virtue of its purchase or holding of this  Certificate  (or any interest  herein)  that either (a) such  transferee  is not a
Plan or a Plan  Investor,  or (b) the  transferee  is a Complying  Insurance  Company.  In addition,  any purported
Certificate  Owner whose  acquisition  or holding of this  Certificate  (or any  interest  herein) was  effected in violation  of the  restrictions  in  Section  5.02(e)  of the  Agreement  shall  indemnify  and hold  harmless  the
Depositor,  the Trustee, the Master Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such  acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the  aggregate not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee in the City and State of New York,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be  governed  by and  construed  in  accordance  with  the  laws of the  State of
New York,  without regard to the conflicts of law principles thereof,  other than Sections 5-1401 and 5-1402 of the
New York General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage  Loan,  and (ii) the  purchase by Residential  Funding
Corporation  or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such Mortgage Loans,  thereby  effecting  early  retirement of the related  Certificates.  The Agreement permits,  but does not require,  Residential  Funding  Corporation  or its  designee  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or  (ii) subject  to the terms of the  Agreement,  to purchase in whole,  but not in part, all of the
Class A and Class M  Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the  aggregate  Stated  Principal  Balance of the Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                     By: ____________________________________
                                                              Authorized Signatory

Dated:

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                     By:  _______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 _________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_______________________________________________________________________________________________________
for the account of ____________________________________________________________________________________
account number  _______________________________________________________________________________________
or, if mailed by check, to  ___________________________________________________________________________.

         Applicable statements should be mailed to: __________________________________________________.

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                     EXHIBIT C

                                                    [RESERVED]

                                                     EXHIBIT D

                                           FORM OF CLASS SB CERTIFICATE

THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE  CLASS [A-__][M-_]  CERTIFICATES AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED ("THE CODE").

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER
APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

NO  TRANSFER  OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN)  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE
PROVIDES THE TRUSTEE,  THE DEPOSITOR AND THE MASTER  SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT TO SECTION
5.02(e) OF THE AGREEMENT OR (B) AN OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE
TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE IS
PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE
CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE TRUSTEE,  THE DEPOSITOR OR
THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS AND LIABILITIES  UNDER ERISA OR SECTION
4975 OF THE CODE) IN  ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN
EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

Certificate No. __                                      Variable Pass-Through Rate

Class SB Subordinate

Date of Pooling and Servicing                           Percentage Interest: ___%
and Cut-off Date:
February 1, 2006

First Distribution Date:                                Aggregate Initial Certificate Principal Balance
March 27, 2006                                          of the Class SB Certificates:
                                                        $________

Master Servicer:                                        Initial Certificate Principal Balance
Residential Funding Corporation                         of this Certificate: $________

Final Scheduled Distribution Date:                      CUSIP: ________
_________ __, 20__

Maturity Date:
_________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RS2

                  evidencing a percentage  interest in the  distributions  allocable to the Class
                  SB Certificates with respect to a Trust Fund consisting  primarily of a pool of conventional one- to four-family fixed and adjustable  interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Mortgage Products,  Inc., the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that  ________ is the  registered  owner of the  Percentage  Interest  evidenced  by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one- to four-family  fixed and adjustable  interest rate first lien mortgage loans (the "Mortgage
Loans"),  sold by  Residential  Asset Mortgage  Products,  Inc.  (hereinafter  called the  "Depositor,"  which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a
Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master
Servicer  and  JPMorgan  Chase  Bank,  N.A.,  as trustee  (the  "Trustee"),  a summary of certain of the  pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last  Business Day of the month next  preceding  the month in which the related  Distribution  Date occurs (the "Record Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and the amount of interest and principal,  if any, required to be distributed to Holders of Class SB Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose in the City and State of  New York.  The Notional  Amount of this
Class SB  Certificate  as of any date of  determination  will be  calculated  as  described in the  Agreement.  The
Notional  Amount hereof will be reduced by interest  shortfalls  on the Mortgage  Loans  including  any  Prepayment
Interest  Shortfalls not covered by Compensating  Interest or related Excess Cash Flow, and the interest portion of any  Realized  Losses  incurred  in  respect  thereof.  This  Class SB  Certificate  will  accrue  interest  at the
Pass-Through  Rate on the Notional  Amount as indicated in the  definition of Accrued  Certificate  Interest in the
Agreement. This Class SB Certificate will not accrue interest on its Certificate Principal Balance.

         No  transfer  of this  Class  SB  Certificate  will be made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable statute of any state and (ii) the  transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master Servicer with either (a) a  certification  pursuant to Section  5.02(e) of the Agreement  stating that the transferee is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions  of ERISA or Section 4975 of the Code (each,  a "Plan"),  or any Person
(including,  without  limitation,  an insurance company investing its general accounts,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the meaning of the U.S.  Department of Labor  regulation  promulgated at 29 C.F.R.ss.2510.3-101,  of any Plan (each, a "Plan  Investor") to effect such acquisition,  or (b) an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee, the  Depositor  and the Master  Servicer  to the effect  that the  purchase  and  holding  of this  Certificate  is permissible  under  applicable  law, will not  constitute or result in a non-exempt  prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor or the Master  Servicer to any  obligation  or liability  (including obligations  or  liabilities  under  ERISA or Section  4975 of the Code) in  addition  to those  undertaken  in the
Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee in the City and State of New York,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be  governed  by and  construed  in  accordance  with  the  laws of the  State of
New York,  without regard to the conflicts of law principles thereof,  other than Sections 5-1401 and 5-1402 of the
New York General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage  Loan,  and (ii) the  purchase by Residential  Funding
Corporation  or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such Mortgage Loans,  thereby  effecting  early  retirement of the related  Certificates.  The Agreement permits,  but does not require,  Residential  Funding  Corporation  or its  designee  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or  (ii) subject  to the terms of the  Agreement,  to purchase in whole,  but not in part, all of the
Class A and Class M  Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the  aggregate  Stated  Principal  Balance of the Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage Loans.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                     By: ____________________________________
                                                              Authorized Signatory

Dated:

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                     By:  _______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 _________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_______________________________________________________________________________________________________
for the account of ____________________________________________________________________________________
account number  _______________________________________________________________________________________
or, if mailed by check, to  ___________________________________________________________________________.

         Applicable statements should be mailed to: __________________________________________________.

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                     EXHIBIT E

                                          FORM OF CLASS R-__ CERTIFICATE

THE CLASS R-__ CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING THE AVAILABLE  DISTRIBUTION  AMOUNT UNTIL
SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS  CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A  NON-UNITED STATES  PERSON OR A DISQUALIFIED  ORGANIZATION
(AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER
APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

NO  TRANSFER  OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN)  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE
PROVIDES THE TRUSTEE,  THE DEPOSITOR AND THE MASTER  SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT TO SECTION
5.02(e) OF THE AGREEMENT OR (B) AN OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE
TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE IS
PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE
CODE OR COMPARABLE  PROVISIONS OF ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE TRUSTEE,  THE DEPOSITOR OR
THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS AND LIABILITIES  UNDER ERISA OR SECTION
4975 OF THE CODE) IN  ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN
EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE  PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE THAT  (1) SUCH  TRANSFEREE  IS NOT (A) THE
UNITED  STATES,  ANY  STATE  OR  POLITICAL   SUBDIVISION  THEREOF,   ANY  FOREIGN  GOVERNMENT,   ANY  INTERNATIONAL
ORGANIZATION,  OR ANY  AGENCY OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING,  (B) ANY  ORGANIZATION  (OTHER  THAN A
COOPERATIVE  DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE
UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY  ORGANIZATION  DESCRIBED
IN  SECTION 1381(a)(2)(C) OF  THE CODE, (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B) OR (C) BEING
HEREIN  REFERRED TO AS A  "DISQUALIFIED  ORGANIZATION")  OR (D) AN  AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO
PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES

CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING
THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE OF
NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE
HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS  CERTIFICATE.  EACH HOLDER OF THIS
CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE  DEEMED TO HAVE  CONSENTED  TO THE  PROVISIONS  OF THIS
PARAGRAPH.

Class R-__                                                  Certificate No. __
Date of Pooling and Servicing                               Percentage Interest: __%
Agreement and Cut-off Date:
February 1, 2006
First Distribution Date:                                    Initial Certificate Principal
March 27, 2006                                              Balance of this Certificate: $______
Master Servicer:
Residential Funding Corporation

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RS2

                  evidencing a percentage  interest in any  distributions  allocable to the Class
                  R-__  Certificates  with  respect to the Trust Fund  consisting  primarily of a pool of  conventional  one- to four-family  fixed and adjustable  interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE. PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund and  does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Mortgage Products,  Inc., the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies  that  ___________ is the  registered  owner of the Percentage  Interest  evidenced by this
Certificate  in  certain  distributions  with  respect  to  the  Trust  Fund  consisting  primarily  of a  pool  of conventional  one- to  four-family  fixed and  adjustable  interest rate first lien mortgage  loans (the  "Mortgage
Loans"),  sold by  Residential  Asset Mortgage  Products,  Inc.  (hereinafter  called the  "Depositor,"  which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a
Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement)  among the  Depositor,  the Master
Servicer  and  JPMorgan  Chase  Bank,  N.A.,  as trustee  (the  "Trustee"),  a summary of certain of the  pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last  Business Day of the month next  preceding  the month in which the related  Distribution  Date occurs (the "Record Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and the amount of interest and principal,  if any, required to be distributed to Holders of Class R-__ Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the  Agreement  to the effect  that  (i) each  person  holding  or  acquiring  any  Ownership  Interest  in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person and  Permitted  Transferee,  (iii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Master  Servicer will have the right, in its sole discretion and without notice to the Holder of this  Certificate,  to sell this Certificate to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master  Servicer,  or any affiliate of the Master  Servicer,  on such terms and  conditions as the Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the  Trustee  for that  purpose  in the  City  and  State of  New York.  The  Holder  of this
Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

         No  transfer  of this  Class  R-__  Certificate  will be made  unless  such  transfer  is exempt  from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable statute of any state and (ii) the  transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master Servicer with either (a) a  certification  pursuant to Section  5.02(e) of the Agreement  stating that the transferee is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions  of ERISA or Section 4975 of the Code (each,  a "Plan"),  or any Person
(including,  without  limitation,  an insurance company investing its general accounts,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the meaning of the U.S.  Department of Labor  regulation  promulgated at 29 C.F.R.ss.2510.3-101,  of any Plan (each, a "Plan  Investor") to effect such acquisition,  or (b) an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee, the  Depositor  and the Master  Servicer  to the effect  that the  purchase  and  holding  of this  Certificate  is permissible  under  applicable  law, will not  constitute or result in a non-exempt  prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor or the Master  Servicer to any  obligation  or liability  (including obligations  or  liabilities  under  ERISA or Section  4975 of the Code) in  addition  to those  undertaken  in the
Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee in the City and State of New York,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the  Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be  governed  by and  construed  in  accordance  with  the  laws of the  State of
New York,  without regard to the conflicts of law principles thereof,  other than Sections 5-1401 and 5-1402 of the
New York General Obligations Law.

         The  obligations  created by the  Agreement  in respect of these  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage  Loan,  and (ii) the  purchase by Residential  Funding
Corporation  or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such Mortgage Loans,  thereby  effecting  early  retirement of the related  Certificates.  The Agreement permits,  but does not require,  Residential  Funding  Corporation  or its  designee  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or  (ii) subject  to the terms of the  Agreement,  to purchase in whole,  but not in part, all of the related  Certificates  from the  Holders  thereof;  provided,  that any such  option may only be  exercised  if the aggregate  Stated  Principal  Balance of the related  Mortgage  Loans, as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the related Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                     By: ____________________________________
                                                              Authorized Signatory

Dated:

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                                     JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                     By:  _______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 _________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                                      __________________________________
                                                                 Signature by or on behalf of assignor

                                                                 __________________________________
                                                                 Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_______________________________________________________________________________________________________
for the account of ____________________________________________________________________________________
account number  _______________________________________________________________________________________
or, if mailed by check, to  ___________________________________________________________________________.

         Applicable statements should be mailed to: __________________________________________________.

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                     EXHIBIT F

                                            FORM OF CUSTODIAL AGREEMENT

                                                CUSTODIAL AGREEMENT

     THIS  CUSTODIAL  AGREEMENT  (as amended and  supplemented  from time to time,  the  "Agreement"),  dated as of
     February 1, 2006, by and among JPMORGAN  CHASE BANK,  N.A., as trustee  (including  its  successors  under the
     Pooling  Agreement  defined below,  the  "Trustee"),  RESIDENTIAL  ASSET MORTGAGE  PRODUCTS,  INC., as company
     (together  with any  successor  in  interest,  the  "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer  (together  with any  successor  in interest or  successor  under the Pooling  Agreement  referred to below,  the "Master  Servicer")  and WELLS FARGO BANK,  N.A.,  as custodian  (together  with any  successor in interest or any successor appointed hereunder, the "Custodian").

                                           W I T N E S S E T H T H A T:

                  WHEREAS,  the  Company,  the Master  Servicer  and the Trustee  have  entered  into a Pooling and
     Servicing  Agreement,  dated as of February 1, 2006,  relating to the issuance of  Residential  Asset Mortgage
     Products,  Inc., Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-RS2 (as in effect on the date of this Agreement,  the "Original  Pooling  Agreement," and as amended and supplemented from time to time, the
     "Pooling Agreement");

                  WHEREAS,  the  Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding  certain  documents and other  instruments  delivered by the Company and the Master Servicer under the Pooling  Agreement,  all upon the terms and  conditions  and subject to the  limitations  hereinafter  set forth;

                  NOW,  THEREFORE,  in  consideration  of the  premises  and the mutual  covenants  and  agreements hereinafter  set forth,  the Trustee,  the Company,  the Master  Servicer  and the  Custodian  hereby agree as follows:

ARTICLE I

                                                    DEFINITIONS

         Capitalized  terms used in this Agreement and not defined  herein shall have the meanings  assigned in the
Original Pooling Agreement, unless otherwise required by the context herein.

ARTICLE II

                                           CUSTODY OF MORTGAGE DOCUMENTS

Section 2.1       Custodian to Act as Agent:  Acceptance of Mortgage  Files.  The Company and the Master  Servicer,
hereby direct the Trustee to appoint Wells Fargo Bank,  N.A. as Custodian.  The  Custodian,  as the duly  appointed agent of the Trustee for these  purposes,  acknowledges  receipt of the  Mortgage  Files  relating to the  Mortgage
Loans  identified on the schedule  attached hereto (the "Mortgage  Files") and declares that it holds and will hold the  Mortgage  Files as agent  for the  Trustee,  in trust,  for the use and  benefit  of all  present  and  future
Certificateholders.

Section 2.2       Recordation  of  Assignments.  If any  Mortgage  File  includes  one or more  assignments  of the related  Mortgage Loans to the Trustee that have not been recorded,  each such assignment shall be delivered by the
Custodian  to the  Company for the purpose of  recording  it in the  appropriate  public  office for real  property records,  and the Company,  at no expense to the Custodian,  shall promptly cause to be recorded in the appropriate public office for real property  records each such  assignment  and, upon receipt  thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3       Review of Mortgage Files.

(a)      On or prior to the Closing Date, the Custodian  shall deliver to the Trustee an Initial  Certification  in the form annexed hereto as Exhibit One  evidencing  receipt of a Mortgage File for each Mortgage Loan listed on the
Schedule  attached hereto (the "Mortgage Loan Schedule").  The parties hereto  acknowledge  that certain  documents referred to in  Subsection 2.01(b)(i) of  the Pooling  Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b)      Within 45 days after the Closing Date, the Custodian  agrees,  for the benefit of  Certificateholders,  to review each  Mortgage  File and to deliver to the Trustee an Interim  Certification  in the form annexed  hereto as
Exhibit Two to the effect that all documents  required to be delivered pursuant to  Section 2.01(b) of  the Pooling
Agreement  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the
Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.
For purposes of such review,  the Custodian  shall compare the following  information  in each Mortgage File to the corresponding  information  in the  Mortgage  Loan  Schedule:  (i) the  loan  number,  (ii) the  borrower  name and
(iii) the  original  principal  balance.  In the event that any Mortgage  Note or  Assignment  of Mortgage has been delivered to the Custodian by the Company in blank, the Custodian,  upon the direction of the Company,  shall cause each such Mortgage  Note to be endorsed to the Trustee and each such  Assignment of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the documents  required to be delivered  pursuant to  Section 2.01(b)  of the Pooling Agreement, the  Custodian  agrees,  for the  benefit of the  Certificateholders,  to review each such  document,  and upon the written request of the Trustee to deliver to the Trustee an updated  Schedule A to the Interim  Certification.  The
Custodian  shall be under no duty or  obligation  to  inspect,  review  or  examine  said  documents,  instruments, certificates  or other  papers  to  determine  that  the same are  genuine,  enforceable,  or  appropriate  for the represented  purpose or that they have  actually  been recorded or that they are other than what they purport to be on their  face,  or that the MIN is  accurate.  If in  performing  the  review  required  by this  Section 2.3  the
Custodian  finds any document or  documents  constituting  a part of a Mortgage  File to be missing or defective in respect of the items  reviewed as described in this  Section 2.3(b),  the  Custodian  shall  promptly so notify the
Company, the Master Servicer, and the Trustee.

(c)      Upon receipt of all  documents  required to be in the Mortgage  Files the  Custodian  shall deliver to the
Trustee a Final  Certification  in the form annexed  hereto as  Exhibit Three  evidencing the  completeness  of the
Mortgage Files.

         Upon receipt of written  request  from the  Trustee,  the Company or the Master  Servicer,  the  Custodian
shall as soon as  practicable  supply the Trustee  with a list of all of the  documents  relating  to the  Mortgage
Loans  required to be delivered  pursuant to  Section 2.01(b) of  the Pooling  Agreement not then  contained in the
Mortgage Files.

Section 2.4       Notification of Breaches of Representations and Warranties.  If the Custodian  discovers,  in the course of  performing  its  custodial  functions,  a breach of a  representation  or  warranty  made by the  Master
Servicer  or the  Company as set forth in the  Pooling  Agreement  with  respect to a Mortgage  Loan  relating to a
Mortgage  File,  the  Custodian  shall give prompt  written  notice to the Company,  the Master  Servicer,  and the
Trustee.

Section 2.5       Custodian to Cooperate:  Release of Mortgage  Files.  Upon the repurchase or  substitution of any
Mortgage  Loan  pursuant to Article II of the Pooling  Agreement  or payment in full of any Mortgage  Loan,  or the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such  purposes,  the Master  Servicer  shall  immediately  notify the  Custodian by  delivering  to the Custodian a
Request for Release (in the form of Exhibit Four  attached  hereto or a mutually  acceptable  electronic  form) and shall  request  delivery to it of the  Mortgage  File.  The  Custodian  agrees,  upon  receipt of such  Request for
Release,  promptly to release to the Master  Servicer the related  Mortgage File.  Upon written  notification  of a substitution,  the Master  Servicer shall deliver to the Custodian and the Custodian  agrees to accept the Mortgage
Note and other documents  constituting  the Mortgage File with respect to any Qualified  Substitute  Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

         Upon receipt of a Request for Release from the Master  Servicer,  signed by a Servicing  Officer,  stating that  (i) the  Master  Servicer  or a  Subservicer,  as the case may be,  has made a deposit  into the  Certificate
Account in payment for the  purchase of the related  Mortgage  Loan in an amount  equal to the  Purchase  Price for such  Mortgage  Loan or (ii) the  Company has chosen to  substitute a Qualified  Substitute  Mortgage Loan for such
Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

         From time to time as is appropriate  for the servicing or  foreclosures  of any Mortgage Loan,  including, for this purpose,  collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy,  the Master
Servicer  shall deliver to the Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian  shall deliver the Mortgage File or such document to the Master  Servicer.
All  Mortgage  Files so  released to the Master  Servicer  shall be held by it in trust for the Trustee for the use and benefit of all present and future  Certificateholders.  The Master  Servicer  shall cause each Mortgage File or any document  therein so released to be returned to the Custodian when the need therefor by the Master  Servicer no longer  exists,  unless (i) the  Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the
Mortgage  Loan have been  deposited in the  Custodial  Account or (ii) the  Mortgage File or such document has been delivered  to an  attorney,  or to a public  trustee or other  public  official as required by law, for purposes of initiating or pursuing  legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either judicially  or  non-judicially,  and the Master  Servicer  has  delivered to the  Custodian an updated  Request for
Release  signed by a Servicing  Officer  certifying as to the name and address of the Person to which such Mortgage
File or such  document was  delivered  and the purpose or purposes of such  delivery.  Immediately  upon receipt of any  Mortgage  File  returned  to the  Custodian  by the Master  Servicer,  the  Custodian  shall  deliver a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

         Upon the written  request of the Master  Servicer,  the Custodian will send to the Master  Servicer copies of any documents contained in the Mortgage File.

Section 2.6       Assumption  Agreements.  In the event that any assumption  agreement or substitution of liability agreement  is entered  into with respect to any Mortgage  Loan  subject to this  Agreement in  accordance  with the terms and  provisions  of the  Pooling  Agreement,  the  Master  Servicer  shall  notify  the  Custodian  that such assumption  or  substitution  agreement  has been  completed by  forwarding  to the  Custodian the original of such assumption  or  substitution  agreement,  which shall be added to the related  Mortgage File and, for all purposes, shall be  considered  a part of such  Mortgage  File to the same  extent as all  other  documents  and  instruments constituting parts thereof.

ARTICLE III

                                             CONCERNING THE CUSTODIAN

Section 3.1       Custodian a Bailee and Agent of the Trustee.  With respect to each  Mortgage  Note,  Mortgage and other  documents  constituting  each  Mortgage  File  which  are  delivered  to the  Custodian,  the  Custodian  is exclusively  the bailee and agent of the Trustee and has no  instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee,  holds such  documents for the benefit of the  Certificateholders and  undertakes  to perform  such  duties and only such  duties as are  specifically  set forth in this  Agreement.
Except upon compliance with the provisions of Section 2.5 of this  Agreement,  no Mortgage Note,  Mortgage or other document  constituting  a part of a Mortgage  File shall be delivered by the Custodian to the Company or the Master
Servicer or otherwise released from the possession of the Custodian.

         The Master  Servicer shall  promptly  notify the Custodian in writing if it shall no longer be a member of
MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage  Loans using MERS. In addition,  the Master Servicer shall  (i) promptly  notify the Custodian in writing when a MERS Mortgage Loan is no longer  registered  with and  recorded  under MERS and  (ii) concurrently  with any such  deregistration  of a MERS
Mortgage  Loan,  prepare,  execute and record an  original  assignment  from MERS to the  Trustee and deliver  such assignment to the Custodian.

Section 3.2       Indemnification.  The Company  hereby agrees to indemnify  and hold the  Custodian  harmless from and against all claims,  liabilities,  losses,  actions,  suits or  proceedings  at law or in equity,  or any other expenses,  fees or charges of any  character or nature,  which the  Custodian may incur or with which the Custodian may be threatened  by reason of its acting as custodian  under this  Agreement,  including  indemnification  of the
Custodian  against any and all expenses,  including  attorney's fees if counsel for the Custodian has been approved
by  the  Company,   and  the  cost  of  defending  any  action,   suit  or  proceedings  or  resisting  any  claim.
Notwithstanding  the  foregoing,  it is  specifically  understood  and  agreed  that in the event  any such  claim, liability,  loss,  action,  suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act,  negligent  failure to act or willful  misconduct on the part of the  Custodian,  or which shall constitute a willful breach of its duties  hereunder,  the  indemnification  provisions of this Agreement shall not apply.

Section 3.3       Custodian  May Own  Certificates.  The  Custodian  in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4       Master Servicer to Pay Custodian's  Fees and Expenses.  The Master Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian  shall be entitled to,  reasonable  compensation  for all  services  rendered by it in the  exercise  and  performance  of any of the powers and duties  hereunder of the
Custodian,  and the Master  Servicer  will pay or  reimburse  the  Custodian  upon its request  for all  reasonable expenses,  disbursements  and advances  incurred or made by the Custodian in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

Section 3.5       Custodian  May  Resign:  Trustee  May  Remove  Custodian.  The  Custodian  may  resign  from  the obligations  and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the  Mortgage  Loans.  Upon  receiving  such notice of  resignation,  the Trustee  shall either take custody of the
Mortgage Files itself and give prompt notice  thereof to the Company,  the Master  Servicer and the  Custodian,  or
promptly appoint a successor Custodian by written instrument,  in duplicate,  one copy of which instrument shall be delivered  to the  resigning  Custodian  and one copy to the  successor  Custodian.  If the Trustee  shall not have taken  custody of the Mortgage  Files and no successor  Custodian  shall have been so appointed  and have  accepted appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee,  at the  direction of the Master  Servicer and the Company,  may remove the  Custodian at any time,  with or without  cause.  In such  event,  the  Trustee  shall  appoint,  or  petition  a court of  competent jurisdiction  to  appoint,  a  successor  Custodian  hereunder.  Any  successor  Custodian  shall  be a  depository institution  subject to supervision  or examination by federal or state  authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

         Any  resignation or removal of the Custodian and appointment of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5  shall become  effective  upon  acceptance  of  appointment  by the successor
Custodian.  The Trustee shall give prompt notice to the Company and the Master  Servicer of the  appointment of any successor  Custodian.  No successor  Custodian  shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

Section 3.6       Merger or  Consolidation  of  Custodian.  Any Person  into which the  Custodian  may be merged or converted  or  with  which  it may be  consolidated,  or any  Person  resulting  from  any  merger,  conversion  or consolidation  to which the Custodian shall be a party, or any Person  succeeding to the business of the Custodian, shall be the  successor of the  Custodian  hereunder,  without the  execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary  notwithstanding;  provided that such successor is a depository  institution  subject to supervision or examination by federal or state  authority and is able to satisfy the other  requirements  contained in Section 3.7 and is  unaffiliated  with the Master Servicer or the Company.

Section 3.7       Representations  of the  Custodian.  The  Custodian  hereby  represents  that it is a  depository institution  subject to  supervision or examination  by a federal or state  authority,  has a combined  capital and surplus of at least  $15,000,000  and is  qualified to do business in the  jurisdictions  in which it will hold any
Mortgage File.

ARTICLE IV

                                           COMPLIANCE WITH REGULATION AB

Section 4.1       Intent of the  Parties;  Reasonableness.  The  parties  hereto  acknowledge  and  agree  that the purpose of this Article IV is to  facilitate  compliance  by the Company with the  provisions  of Regulation AB and related rules and  regulations of the Commission.  The Company shall not exercise its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the
Securities  Act and  the  Exchange  Act.  Each of the  parties  hereto  acknowledges  that  interpretations  of the requirements  of  Regulation  AB may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply  with  requests  made by the  Company in good faith for  delivery of information under these provisions on the basis of evolving  interpretations  of Regulation AB. The Custodian shall cooperate  reasonably  with the Company to deliver to the Company  (including  any of its assignees or  designees), any and all disclosure,  statements,  reports,  certifications,  records and any other information necessary in the reasonable,  good faith  determination  of the  Company to permit the  Company  to comply  with the  provisions  of
Regulation AB.

Section 4.2       Additional Representations and Warranties of the Custodian.

(a)      The Custodian  hereby  represents and warrants that the information  set forth under the caption  "Pooling
and  Servicing   Agreement--General--Custodial   Arrangements"  (the  "Custodian   Disclosure")  in  the  Preliminary
Prospectus  Supplement dated February 23,  2006 and the Final Prospectus  Supplement dated, March 1, 2006, relating to the  Certificates  does not contain any untrue  statement  of a material  fact or omit to state a material  fact required  to be  stated  therein  or  necessary  in order  to make  the  statements  therein,  in the  light of the circumstances under which they were made, not misleading.

(b)      The  Custodian  shall be deemed to  represent  to the  Company  as of the date  hereof and on each date on which  information  is provided to the  Company  under  Section  4.3 that,  except as  disclosed  in writing to the
Company  prior to such  date:  (i) there are no  aspects  of its  financial  condition  that  could have a material adverse  effect  on the  performance  by it of  its  Custodian  obligations  under  this  Agreement  or  any  other
Securitization  Transaction  as to which it is the  custodian;  (ii) there are no  material  legal or  governmental proceedings  pending (or known to be contemplated)  against it; and (iii) there are no affiliations,  relationships or transactions  relating to the Custodian with respect to the Company or any sponsor,  issuing  entity,  servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the  Securitization  Transaction  contemplated  by the Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

(c)      If so requested by the Company on any date  following the Closing Date, the Custodian  shall,  within five
Business Days following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of  such  confirmation,  provide  reasonably  adequate  disclosure  of the  pertinent  facts,  in  writing,  to the requesting  party.  Any such  request  from the Company  shall not be given more than once each  calendar  quarter, unless  the  Company  shall  have a  reasonable  basis  for a  determination  that any of the  representations  and warranties may not be accurate.

Section 4.3       Additional  Information  to Be Provided by the  Custodian.  For so long as the  Certificates  are outstanding,  for the purpose of satisfying the Company's reporting  obligation under the Exchange Act with respect to any class of Certificates,  the Custodian shall (a) notify the Company in writing of any material  litigation or governmental  proceedings  pending  against the  Custodian  that would be material to  Certificateholders,  and (b)
provide to the Company a written  description  of such  proceedings.  Any notices and  descriptions  required under this  Section 4.3  shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the  Custodian has knowledge of the  occurrence  of the relevant  event.  As of the date the Company or Master  Servicer  files each Report on Form 10-D or Form 10-K with respect to the  Certificates,  the  Custodian will be  deemed  to  represent  that any  information  previously  provided  under  this  Section 4.3,  if any,  is materially  correct and does not have any material  omissions  unless the  Custodian has provided an update to such information.

Section 4.4       Report on  Assessment  of  Compliance  and  Attestation.  On or before March 15 of each  calendar year, the Custodian shall:

(a)      deliver to the Company a report (in form and substance  reasonably  satisfactory to the Company) regarding the Custodian's  assessment of compliance with the Servicing  Criteria  during the immediately  preceding  calendar year,  as required  under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the Company and signed by an authorized  officer of the Custodian,  and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Five hereto; and

(b)      deliver to the Company a report of a  registered  public  accounting  firm  reasonably  acceptable  to the
Company  that  attests to, and  reports on, the  assessment  of  compliance  made by the  Custodian  and  delivered pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g)
of Regulation S-X under the Securities Act and the Exchange Act.

Section 4.5

         Indemnification; Remedies.

(a)      The Custodian  shall  indemnify the Company,  each affiliate of the Company,  the Master Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the  Certificates or each Person who controls  any of such  parties  (within  the  meaning  of Section 15 of the  Securities  Act and  Section 20 of the
Exchange Act);  and the  respective  present and former  directors,  officers,  employees and agents of each of the foregoing,  and  shall  hold  each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

                  (i)(A)   any untrue  statement  of a material  fact  contained  or alleged to be contained in the
Custodian  Disclosure  and any  information,  report,  certification,  accountants'  attestation  or other material provided under this Article IV by or on behalf of the Custodian  (collectively,  the "Custodian  Information"),  or
(B) the omission or alleged  omission to state in the  Custodian  Information a material fact required to be stated
in the  Custodian  Information  or  necessary  in  order  to make  the  statements  therein,  in the  light  of the circumstances under which they were made, not misleading; or

         (ii)     any failure by the  Custodian to deliver any  information,  report,  certification,  accountants'
attestation or other material when and as required under this Article IV.

(b)      In the case of any failure of  performance  described  in clause  (ii) of  Section 4.5(a),  the  Custodian shall  promptly  reimburse  the  Company  for all costs  reasonably  incurred by the Company in order to obtain the information,  report,  certification,  accountants'  letter or other  material  not  delivered  as  required by the
Custodian.

ARTICLE V

                                             MISCELLANEOUS PROVISIONS

Section 5.1       Notices.  All notices,  requests,  consents and demands and other  communications  required under this  Agreement  or pursuant to any other  instrument  or document  delivered  hereunder  shall be in writing  and, unless otherwise  specifically  provided,  may be delivered  personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return  receipt  requested,  at the addresses  specified on the signature page hereof  (unless  changed by the particular  party whose address is stated herein by similar notice in writing),  in which case the notice will be deemed delivered when received.

Section 5.2       Amendments.  No  modification  or amendment of or supplement to this Agreement  shall be valid or effective  unless the same is in writing  and signed by all parties  hereto,  and none of the  Company,  the Master
Servicer or the Trustee shall enter into any amendment  hereof  except as permitted by the Pooling  Agreement.  The
Trustee shall give prompt  notice to the  Custodian of any  amendment or  supplement  to the Pooling  Agreement and furnish the Custodian with written copies thereof.

Section 5.3       GOVERNING  LAW.  THIS  AGREEMENT  SHALL BE DEEMED A CONTRACT  MADE UNDER THE LAWS OF THE STATE OF
NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN  ACCORDANCE  WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
(WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES  THEREOF,  OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK
GENERAL OBLIGATIONS LAW).

Section 5.4       Recordation of Agreement.  To the extent  permitted by applicable  law, this Agreement is subject to  recordation  in all  appropriate  public  offices  for  real  property  records  in all the  counties  or other comparable  jurisdictions in which any or all of the properties  subject to the Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the Master Servicer and at its expense on  direction  by the Trustee  (pursuant  to the request of holders of  Certificates  evidencing undivided  interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction  accompanied by an Opinion of Counsel  reasonably  satisfactory  to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 5.5       Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement or of the Certificates or the rights of the holders thereof.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                     JPMORGAN CHASE BANK, N.A.,
                                                             as Trustee

Structured Finance/MBS
600 Travis                                                   By:
9th Floor                                                             Name:
Houston, Texas 77002                                                  Title:

Address:                                                     RESIDENTIAL ASSET MORTGAGE
                                                             PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                                             By:
                                                                      Name:
                                                                      Title:

Address:                                                     RESIDENTIAL FUNDING CORPORATION, a Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437                                 By:
                                                                      Name:
                                                                      Title:

Address:                                                     WELLS FARGO BANK, N.A.
Mortgage Document Custody
One Meridian Crossings - Lower Level
Richfield, Minnesota 55423
                                                             By:
                                                                      Name:
                                                                      Title:

STATE OF TEXAS                           )
                                         )ss.:
COUNTY OF HARRIS           )

                  On the ___ day of _________,  2006, before me, a notary public in and for said State,  personally appeared  _________,  known to me to be a  __________  of  JPMorgan  Chase Bank,  N.A.,  that  executed  the within instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                       ____________________________
                                                                                        Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

                  On the ___ day of _________,  2006, before me, a notary public in and for said State,  personally appeared  ___________________,  known to me to be a Vice President of Residential  Asset Mortgage  Products,  Inc.,
one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                       ______________________________
                                                                                        Notary Public
[Notarial Seal]

STATE OF MINNESOTA         )
                                    ) ss.:
COUNTY OF HENNEPIN         )

                  On the ___ day of _________,  2006, before me, a notary public in and for said State,  personally appeared,  __________________,  known to me to be an  Associate  of  Residential  Funding  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                                ________________________
                                                                                        Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

                  On the ___ day of _________,  2006, before me, a notary public in and for said State,  personally appeared  __________________,  known to me to be an Assistant Vice President of Wells Fargo Bank,  N.A., one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national banking  association,  and acknowledged to me that such national banking association  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                       ______________________________
                                                                       Notary Public

                                                    EXHIBIT ONE

                                                 FORM OF CUSTODIAN
                                               INITIAL CERTIFICATION

                                                              ____________, 2006

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention: Residential Asset Mortgage Products, Inc., Series 2006-RS2

                           Re:      Custodial Agreement,  dated as of February 1, 2006, by and among JPMorgan Chase
                                    Bank, N.A.,  Residential Asset Mortgage  Products,  Inc.,  Residential  Funding
                                    Corporation  and Wells Fargo  Bank,  N.A.,  relating  to Mortgage  Asset-Backed
                                    Pass-Through Certificates, Series 2006-RS2

Ladies and Gentlemen:

                  In  accordance  with  Section 2.3  of the  above-captioned  Custodial  Agreement,  and subject to
Section 2.02 of the Pooling  Agreement,  the  undersigned,  as Custodian,  hereby  certifies that it has received a
Mortgage  File (which  contains an original  Mortgage Note or an original  Lost Note  Affidavit  with a copy of the related  Mortgage Note) to the extent  required in  Section 2.01(b) of  the Pooling  Agreement with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK, N.A.

                                                              By:
                                                              Name:
                                                              Title:

                                                    EXHIBIT TWO

                                      FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                              _______________, 2006

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention: Residential Asset Mortgage Products, Inc., Series 2006-RS2

                           Re:      Custodial Agreement,  dated as of February 1, 2006, by and among JPMorgan Chase
                                    Bank, N.A.,  Residential Asset Mortgage  Products,  Inc.,  Residential  Funding
                                    Corporation  and Wells Fargo  Bank,  N.A.,  relating  to Mortgage  Asset-Backed
                                    Pass-Through Certificates, Series 2006-RS2

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,   hereby  certifies  that  it  has  received  a  Mortgage  File  to  the  extent  required  pursuant  to
Section 2.01(b) of  the Pooling  Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has  reviewed the  Mortgage  File and the Mortgage  Loan  Schedule  and has  determined  that:  all required documents  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the
Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              By:
                                                              Name:
                                                              Title:

                                                   EXHIBIT THREE

                                       FORM OF CUSTODIAN FINAL CERTIFICATION

                                                              ______________, 2006

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention: Residential Asset Mortgage Products, Inc., Series 2006-RS2

                           Re:      Custodial Agreement,  dated as of February 1, 2006, by and among JPMorgan Chase
                                    Bank, N.A.,  Residential Asset Mortgage  Products,  Inc.,  Residential  Funding
                                    Corporation  and Wells Fargo  Bank,  N.A.,  relating  to Mortgage  Asset-Backed
                                    Pass-Through Certificates, Series 2006-RS2

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the
Mortgage Loan  Schedule and it has reviewed the Mortgage  File and the Mortgage  Loan  Schedule and has  determined that:  all required  documents  referred to in  Section 2.01(b) of  the Pooling  Agreement  have been  executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK, N.A.

                                                              By:
                                                              Name:
                                                              Title:

                                                   EXHIBIT FOUR

                                            FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:               REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature
****************************************************************
TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________
___________________________
Name
___________________________
Title
___________________________
Date

                                                     EXHIBIT G

                                              MORTGAGE LOAN SCHEDULE

                                                [On file with RFC]

                                                     EXHIBIT H
                                           FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation
Authorized Signature
****************************************************************
TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.
                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other:

Name

Title

Date

                                                    EXHIBIT I-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

              [NAME OF OFFICER], being first duly sworn, deposes, represents and warrants as follows:

         1.       That he is [Title of  Officer] of [Name of Owner]  (record or  beneficial  owner of the  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  _______,  Class R[-__] (the "Owner")),  a [savings  institution]
[corporation]  duly  organized  and existing  under the laws of [the State of ] [the United  States],  on behalf of which he makes this affidavit and agreement.

         2.       That the Owner  (i) is not and will not be a  "disqualified  organization"  or an electing  large partnership  as of [date of  transfer]  within the meaning of  Sections 860E(e)(5) and  775,  respectively,  of the
Internal  Revenue Code of 1986, as amended (the "Code") or an electing large  partnership  under  Section 775(a) of the Code,  (ii) will  endeavor  to remain  other than a  disqualified  organization  for so long as it retains  its ownership interest in the Class R[-__]  Certificates,  and (iii) is acquiring the Class R[-__] Certificates for its own  account  or for the  account of  another  Owner from which it has  received  an  affidavit  and  agreement  in substantially  the same form as this  affidavit and agreement.  (For this purpose,  a  "disqualified  organization"
means an electing large  partnership  under  Section 775  of the Code,  the United  States,  any state or political subdivision  thereof,  any agency or instrumentality of any of the foregoing (other than an instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of  whose  board of  directors  is not  selected  by any  such  governmental  entity)  or any  foreign  government, international  organization or any agency or instrumentality of such foreign government or organization,  any rural electric  or  telephone  cooperative,  or any  organization  (other than  certain  farmers'  cooperatives)  that is generally  exempt from federal  income tax unless such  organization  is subject to the tax on  unrelated  business taxable income).

         3.       That the Owner is aware  (i) of  the tax that  would be  imposed  on  transfers  of  Class R[-__]
Certificates  to disqualified  organizations  or electing large  partnerships,  under the Code, that applies to all transfers of Class R[-__]  Certificates  after March 31, 1988;  (ii) that such tax would be on the transferor  (or, with  respect to transfers to electing  large  partnerships,  on each such  partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent;  (iii) that  the person  (other than with  respect to transfers to electing  large  partnerships)  otherwise liable for the tax shall be  relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an affidavit  that the transferee is not a disqualified  organization  and, at the time of transfer,  such person does not have actual  knowledge  that the  affidavit  is false;  and  (iv) that  the Class  R[-__]  Certificates  may be
"noneconomic  residual interests" within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the  transferor  of a noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual  interest,  unless no  significant  purpose of the transfer was to impede the assessment or collection of tax.

         4.       That the Owner is aware of the tax  imposed  on a  "pass-through  entity"  holding  Class  R[-__]
Certificates if either the pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time  during the  taxable  year of the  pass-through  entity a  disqualified  organization  is the record holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment company,  a real  estate  investment  trust or common  trust  fund,  a  partnership,  trust or estate,  and certain cooperatives.)

         5.       The Owner is  either  (i) a  citizen  or  resident  of the  United  States,  (ii) a  corporation, partnership  or other entity  treated as a corporation or a partnership  for  U.S. federal  income tax purposes and created or  organized  in or under the laws of the United  States,  any state  thereof or the  District of Columbia
(other  than a  partnership  that  is  not  treated  as a  United  States  person  under  any  applicable  Treasury regulations),  (iii) an  estate that is described in  Section 7701(a)(30)(D) of  the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

         6.       The Owner hereby  agrees that it will not cause income from the Class R[-__]  Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner of another United States taxpayer.

         7.       That the Owner is aware that the Trustee  will not register  the  transfer of any  Class R[-  __]
Certificates  unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things,  in substantially  the same form as this affidavit and agreement.  The Owner expressly agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

         8.       That  the  Owner  has  reviewed  the  restrictions  set  forth  on the  face of the  Class R[-__]
Certificates  and the provisions of  Section 5.02(f) of  the Pooling and Servicing  Agreement under which the Class
R[-__] Certificates were issued (in particular,  clauses (iii)(A) and (iii)(B) of  Section 5.02(g) which  authorize the Trustee to deliver  payments to a person other than the Owner and negotiate a mandatory  sale by the Trustee in the event the Owner holds such  Certificates in violation of  Section 5.02(e)).  The Owner  expressly  agrees to be bound by and to comply with such restrictions and provisions.

         9.       That the Owner  consents to any  additional  restrictions  or  arrangements  that shall be deemed necessary  upon  advice  of  counsel  to  constitute  a  reasonable  arrangement  to ensure  that the Class  R[-__]
Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         10.      The Owner's Taxpayer Identification Number is ________________.

         11.      This  affidavit and  agreement  relates only to the Class R[-__]  Certificates  held by the Owner and not to any  other  holder  of the  Class  R[-__]  Certificates.  The  Owner  understands  that the  liabilities described herein relate only to the Class R[-__] Certificates.

         12.      That no purpose of the Owner  relating to the  transfer of any of the Class  R[-__]  Certificates by the Owner is or will be to impede the  assessment or collection of any tax; in making this  representation,  the
Owner warrants that the Owner is familiar with (i) Treasury  Regulation  Section 1.860E-1(c) and  recent amendments thereto,  effective as of July 19, 2002,  and (ii) the  preamble  describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

         13.      That the Owner has no present  knowledge or expectation  that it will be unable to pay any United
States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard,  the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__]  Certificate  that the Owner intends  to pay  taxes  associated  with  holding  such  Class  R[- __]  Certificate  as  they  become  due,  fully understanding  that it may  incur  tax  liabilities  in  excess of any cash  flows  generated  by the Class  R[-__]
Certificate.

         14.      That the Owner has no present  knowledge or expectation  that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

         15.      (a)      The Owner is not an  employee  benefit  plan or other  plan  subject  to the  prohibited transaction  provisions  of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended  ("ERISA"),  or
Section 4975 of the Code (each, a "Plan"),  or any Person  (including,  without  limitation,  an insurance  company investing its general  accounts,  an investment  manager,  a named fiduciary or a trustee of any Plan) who is using
"plan  assets,"  within  the  meaning  of  the  U.S. Department  of  Labor  regulation   promulgated  at  29 C.F.R.
ss. 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition; or

                  (b)      The Owner has  provided the  Trustee,  the  Depositor  and the Master  Servicer  with an opinion of counsel acceptable to and in form and substance  satisfactory to the Trustee, the Depositor,  the Master
Servicer to the effect that the purchase and holding of Class R-[      ]   Certificates   is   permissible    under
applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section  4975 of the Code (or  comparable  provisions  of any  subsequent  enactments)  and will not subject the
Trustee,  the  Depositor  or  the  Master  Servicer  to any  obligation  or  liability  (including  obligations  or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Pooling and Servicing
Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Owner hereby  certifies,  represents and warrants to, and covenants with, the Depositor, the Trustee and the Master  Servicer  that the  Purchaser  will not transfer such  Certificates  to any  transferee unless either such transferee meets the requirements set forth above.

         Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned  in the  Pooling  and
Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto  attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                                              [NAME OF OWNER]

                                                              By:
                                                              [Name of Officer]
                                                              [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

         Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged  to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ___ day of ________, 200 __.

                                                              NOTARY PUBLIC

                                                              COUNTY OF _____________________________________

                                                              STATE OF ______________________________________

                                                              My Commission expires the ____ day of _____, 20__ .

                                                     EXHIBIT 1

DEPARTMENT OF THE TREASURY
Internal Revenue Service
26 CFR Parts 1 and 602
[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY:          This  document  contains  final  regulations  relating to safe harbor  transfers  of  noneconomic residual interests in real estate mortgage investment  conduits (REMICs).  The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES:   Effective Date: These regulations are effective July 19, 2002.

Applicability Date:        For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information  in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments,  approved  by the Office of  Management  and Budget  (OMB) under 44 U.S.C.  3507 and  assigned control number 1545-1675.

         The collection of  information in this  regulation is in Sec.  1.860E - 1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.

         The collection of information is mandatory and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the  regulation.  The likely  respondents are businesses and other for-profit institutions.

         Comments on the  collection of information  should be sent to the Office of Management  and Budget,  Attn:
Desk Officer for the Department of the Treasury,  Office of Information  and Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to  the  Internal  Revenue  Service,  Attn: IRS  Reports  Clearance  Officer,  W:CAR:MP:FP:S,
Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by  September  17,  2002.
Comments are specifically requested concerning:

         Whether the  collection of  information  is necessary for the proper  performance  of the functions of the
Internal Revenue Service, including whether the information will have practical utility;

         The accuracy of the estimated burden associated with the collection of information (see below);

         How the quality, utility, and clarity of the information to be collected may be enhanced;

         How the burden of complying  with the collection of information  may be minimized,  including  through the application of automated collection techniques or other forms of information  technology;  and Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

         An agency  may not  conduct or  sponsor,  and a person is not  required  to respond  to, a  collection  of information unless it displays a valid control number assigned by the Office of Management and Budget.

         The estimated total annual reporting  burden is 470 hours,  based on an estimated number of respondents of
470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of  information  must be retained as long as their contents may become  material  in the  administration  of any  internal  revenue  law.  Generally,  tax  returns  and tax return information are confidential, as required by 26 U.S.C. 6103.

BACKGROUND

         This  document  contains  final  regulations  regarding  the proposed  amendments  to  26 CFR part 1 under section 860E  of the  Internal  Revenue  Code  (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic REMIC residual interest meeting the investigation and  representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

         Final regulations  governing REMICs,  issued in 1992,  contain rules governing the transfer of noneconomic
REMIC residual  interests.  In general,  a transfer of a noneconomic  residual  interest is disregarded for all tax purposes  if a  significant  purpose of the  transfer  is to enable the  transferor  to impede  the  assessment  or collection  of tax. A purpose to impede the  assessment or  collection  of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

         Under a safe harbor,  the transferor of a REMIC  noneconomic  residual  interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1) the transferor conducts a reasonable  investigation of the transferee's financial condition (the investigation  requirement);  and (2) the transferor secures a representation from the transferee to the effect that the transferee  understands  the tax  obligations  associated with holding a residual interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some  transferors of noneconomic  residual  interests  claim they  satisfy  the safe harbor  even in  situations  where the  economics  of the  transfer  clearly  indicate  the transferee  is  unwilling  or unable to pay the tax  associated  with holding the  interest.  For this  reason,  on
February  7,  2000,  the IRS  published  in the  Federal  Register  (65 FR 5807) a notice  of  proposed  rulemaking
(REG-100276-97;  REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test.
The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the anticipated tax  liabilities  associated  with holding the residual  interest does not exceed the sum of: (1) The present value of any  consideration  given to the  transferee  to acquire the  interest;  (2) the  present  value of the expected future  distributions  on the interest;  and (3) the present value of the  anticipated tax savings  associated with holding the interest as the REMIC generates losses.

         In  January 2001,  the IRS published Rev. Proc.  2001-12  (2001-3 I.R.B.  335) to set forth an alternative safe  harbor  that  taxpayers  could  use  while  the IRS and the  Treasury  considered  comments  on the  proposed regulations.  Under the  alternative  safe harbor,  if a transferor  meets the  investigation  requirement  and the representation  requirement  but the transfer  fails to meet the formula test,  the  transferor may invoke the safe harbor if the  transferee  meets a two- prong test (the asset test). A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of transfer,  the transferee's gross assets exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second prong of this test if it is a domestic,  taxable  corporation  and agrees in writing not to transfer the interest to any person other than another  domestic,  taxable  corporation  that also satisfies the requirements of the asset test. A transferor  cannot rely on the asset test if the transferor  knows,  or has reason to know,  that the transferee  will not comply with its written  agreement to limit the  restrictions  on subsequent  transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset test  fails to be  satisfied  in the case of a transfer  or assignment of a noneconomic  residual interest to a foreign branch of an otherwise eligible  transferee.  If such a transfer  or  assignment  were  permitted,  a  corporate  taxpayer  might seek to claim that the  provisions  of an applicable  income tax treaty would resource  excess  inclusion  income as foreign  source  income,  and that, as a consequence,  any U.S. tax  liability  attributable to the excess  inclusion  income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess inclusion  income,  contrary to  the  congressional  purpose  of  assuring  that  such  income  will  be  taxable  in  all  events.  See,  e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign  branches  have  attempted to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion  income.  Accordingly,  the final  regulations provide that if a noneconomic  residual interest is transferred to a foreign permanent  establishment or fixed base of a  U.S. taxpayer,  the  transfer is not eligible  for safe harbor  treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section 1.860E  -1(c)(8) provides  computational  rules that a taxpayer may use to qualify for safe harbor status under the formula test.  Section 1.860E-1(c)(8)(1) provides  that the transferee is presumed to pay tax at a rate equal to the highest rate of tax  specified in  section 11(b).  Some  commentators  were  concerned  that this presumed  rate of  taxation  was too high  because  it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final regulations to allow certain  transferees that compute their taxable income using the alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii) provides  that the present  values in the formula  test are to be computed using a discount rate equal to the  applicable  Federal  short-term  rate  prescribed by  section 1274(d).
This is a change from the proposed  regulation and  Rev. Proc. 2001-12.  In those publications the provision stated
that  "present  values are  computed  using a discount  rate equal to the  applicable  Federal rate  prescribed  in section 1274(d) compounded  semiannually"  and that "[a]  lower  discount  rate may be used if the  transferee  can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an  unrelated  third  party."  The IRS and the  Treasury  Department  have  learned  that,  based on this provision,  certain  taxpayers have been  attempting to use  unrealistically  low or zero interest rates to satisfy the formula test,  frustrating  the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable
Federal  rate.  To  simplify  taxpayers'  computations,  the final  regulations  allow use of any of the  published short-term rates,  provided that the present values are computed with a corresponding  period of compounding.  With the  exception of the  provisions  relating to transfers to foreign  branches,  these  changes  generally  have the proposed  applicability  date of February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.

         Effect  on Other  Documents.  Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) is  obsolete  for  transfers  of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

SPECIAL ANALYSES

         It is  hereby  certified  that  these  regulations  will  not  have a  significant  economic  impact  on a substantial  number  of  small  entities.  This  certification  is based on the  fact  that it is  unlikely  that a substantial  number of small  entities will hold REMIC  residual  interests.  Therefore,  a Regulatory  Flexibility
Analysis under the Regulatory  Flexibility  Act (5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a significant  regulatory action as defined in Executive Order 12866.  Therefore,  a regulatory  assessment  is not  required.  It also has  been  determined  that  sections 553(b) and  553(d) of  the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

DRAFTING INFORMATION

         The principal author of these regulations is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

LIST OF SUBJECTS

         26 CFR Part 1

                  Income taxes, Reporting and record keeping requirements.

         26 CFR Part 602

                  Reporting and record keeping requirements.

                  Adoption of Amendments to the Regulations.

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805

                                                           * * *

                                                    EXHIBIT I-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                              __________________, 200__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention:  Residential Funding Corporation Series 2006-RS2

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2006-RS2, Class R-[     ]

Ladies and Gentlemen:

                  This    letter    is    delivered    to   you   in    connection    with    the    transfer    by
_______________________________   (the   "Seller")  to   _______________________________   (the   "Purchaser")   of
$_____________  Initial Certificate Principal Balance of Mortgage Asset-Backed  Pass-Through  Certificates,  Series
2006-RS2,  Class R-[__] (the "Certificates"),  pursuant to Section 5.02 of the Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement"),  dated as of February 1, 2006 among Residential Asset Mortgage Products,  Inc., as seller (the "Company"),  Residential Funding Corporation,  as master servicer, and JPMorgan Chase Bank, N.A., as trustee  (the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and  covenants with, the Company and the Trustee that:

                  1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2.       The Seller  understands  that the  Purchaser has delivered to the Trustee and the Master
Servicer a transfer  affidavit  and  agreement  in the form  attached  to the Pooling and  Servicing  Agreement  as
Exhibit I-1.  The Seller does not know or believe that any representation contained therein is false.

                  3.       The Seller has at the time of the transfer  conducted a reasonable  investigation of the financial condition of the Purchaser as contemplated by  Treasury Regulations  Section 1.860E-1(c)(4)(i) and,  as a
result of that  investigation,  the Seller has  determined  that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller  understands  that the  transfer of a Class R  Certificate  may not be  respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United
States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4.       The Seller has no actual  knowledge  that the  proposed  Purchaser  is not both a United
States Person and a Permitted Transferee.

                                                              Very truly yours,

                                                              (Seller)

                                                              By:
                                                              Name:
                                                              Title:

                                                     EXHIBIT J

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                         ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2006-RS2

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2006-RS2, [Class SB]

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the  "Seller")  $_____________  Initial  Certificate  Principal  Balance of  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series 2006-RS2,  Class SB (the "Certificates"),  issued pursuant to the
Pooling and  Servicing  Agreement  (the  "Pooling  and  Servicing  Agreement"),  dated as of February 1, 2006 among
Residential Asset Mortgage Products,  Inc., as seller (the "Company"),  Residential Funding Corporation,  as master servicer  (the "Master  Servicer"),  and JPMorgan  Chase Bank,  N.A.,  as trustee (the  "Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with,  the Company,  the Trustee and the
Master Servicer that:

                           1.       The Purchaser  understands that (a) the Certificates have not been and will not be  registered  or  qualified  under the  Securities  Act of 1933,  as amended (the "Act") or any
                  state   securities  law,  (b) the  Company  is  not  required  to  so  register  or  qualify  the
                  Certificates,  (c) the  Certificates  may be resold only if registered and qualified  pursuant to the  provisions  of  the  Act  or  any  state  securities  law,  or if  an  exemption  from  such registration and  qualification is available,  (d) the Pooling and Servicing  Agreement  contains restrictions  regarding the transfer of the  Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

                           2.       The Purchaser is acquiring the  Certificates for its own account for investment only and not with a view to or for  sale in  connection  with  any  distribution  thereof  in any manner that would violate the Act or any applicable state securities laws.

                           3.       The  Purchaser  is  (a) a  substantial,  sophisticated  institutional  investor having such knowledge and experience in financial and business  matters,  and, in particular,  in such  matters  related  to  securities  similar to the  Certificates,  such that it is capable of evaluating  the  merits  and  risks  of  investment  in the  Certificates,  (b) able  to bear the economic  risks of such an  investment  and (c) an  "accredited  investor"  within the meaning of
                  Rule 501(a) promulgated pursuant to the Act.

                           4.       The Purchaser has been  furnished  with,  and has had an  opportunity to review
                  (a) [a copy of the Private Placement  Memorandum,  dated  ___________________,  20__, relating to the  Certificates  (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b] [c] such other information  concerning  the  Certificates,  the  Mortgage  Loans  and the  Company  as has  been requested  by the  Purchaser  from the Company or the Seller and is  relevant to the  Purchaser's decision to purchase the  Certificates.  The Purchaser  has had any  questions  arising from such review  answered  by the  Company or the Seller to the  satisfaction  of the  Purchaser.  [If the
                  Purchaser  did not  purchase  the  Certificates  from the Seller in  connection  with the initial distribution  of  the  Certificates  and  was  provided  with a copy  of  the  Private  Placement
                  Memorandum  (the  "Memorandum")  relating  to the  original  sale  (the  "Original  Sale") of the
                  Certificates by the Company,  the Purchaser  acknowledges that such Memorandum was provided to it by the Seller,  that the  Memorandum  was  prepared by the Company  solely for use in  connection with the  Original  Sale and the  Company did not  participate  in or  facilitate  in any way the purchase of the  Certificates by the Purchaser from the Seller,  and the Purchaser agrees that it will look solely to the Seller and not to the  Company  with  respect to any  damage,  liability, claim or expense arising out of,  resulting from or in connection with (a) error or omission,  or alleged error or omission,  contained in the Memorandum,  or (b) any information,  development or event arising after the date of the Memorandum.]

                           5.       The  Purchaser  has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell,  dispose of or otherwise  transfer any Certificate,  any interest  in  any  Certificate  or any  other  similar  security  to any  person  in any  manner,
                  (b) solicit  any  offer to buy or to  accept a  pledge,  disposition  of  other  transfer  of any
                  Certificate,  any interest in any  Certificate  or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate with respect to any  Certificate,  any interest in any  Certificate  or any other similar  security  with any person in any manner,  (d) make any general  solicitation  by means of general  advertising  or in any other  manner or (e) take  any other action,  that (as to any of (a) through  (e) above)  would constitute a distribution of any
                  Certificate  under the Act, that would render the  disposition of any  Certificate a violation of
                  Section 5  of the  Act or any  state  securities  law,  or that  would  require  registration  or qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the
                  Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                           6.       The Purchaser hereby certifies,  represents and warrants to, and covenants with the Trustee,  the Company and the Master  Servicer  that the  following  statements in (a) or (b)
                  are correct:

                                    (a)     The  Purchaser  is not an employee  benefit  plan or other plan subject to the prohibited  transaction  provisions of the Employee  Retirement  Income  Security
                           Act of 1974,  as amended  ("ERISA"),  or  Section 4975  of the Internal  Revenue Code of
                           1986,  as amended (the  "Code")  (each,  a "Plan"),  or any Person  (including,  without
                           limitation,   an  insurance  company  investing  its  general  accounts,  an  investment manager,  a named  fiduciary  or a  trustee  of any Plan)  who is using  "plan  assets,"
                           within the meaning of the  U.S. Department of Labor regulation  promulgated at 29 C.F.R.
                         ss. 2510.3-101, of any Plan (each, a "Plan Investor"), to effect such acquisition; or

                                    (b)     The  Purchaser  has provided  the  Trustee,  the Company and the Master
                           Servicer  with  an  opinion  of  counsel   acceptable  to  and  in  form  and  substance
                           satisfactory  to the  Trustee,  the Company  and the Master  Servicer to the effect that the purchase and holding of the  Certificates is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of
                           ERISA  or  Section  4975  of the  Code  (or  comparable  provisions  of  any  subsequent enactments)  and will not subject  the  Trustee,  the Company or the Master  Servicer to
                           any  obligation  or  liability  (including  obligations  or  liabilities  under ERISA or
                           Section 4975 of the Code) in addition to those  undertaken  in the Pooling and Servicing
                           Agreement,  which  opinion  of  counsel  shall not be an  expense  of the  Trustee,  the
                           Company or the Master Servicer.

           In addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with,  the
  Trustee,  the Company and the Master  Servicer  that the  Purchaser  will not  transfer the  Certificates  to any transferee unless such transferee meets the requirements set forth in either (a) or (b) above.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:
                                                              Name:
                                                              Title:

                                                     EXHIBIT K

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                __________ , 20

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention: Residential Funding Corporation Series 2006-RS2

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2006-RS2, [Class SB]

Ladies and Gentlemen:

                  In  connection  with  the  sale  by ___________(the  "Seller")  to _________________________ (the
"Purchaser")  of  $____________Initial  Certificate  Principal  Balance  of  Mortgage   Asset-Backed   Pass-Through
Certificates,  Series  2006-RS2,  Class SB (the  "Certificates"),  issued  pursuant to the  Pooling  and  Servicing
Agreement (the "Pooling and Servicing  Agreement"),  dated as of February 1, 2006 among  Residential Asset Mortgage
Products,  Inc., as seller (the "Company"),  Residential  Funding  Corporation,  as master  servicer,  and JPMorgan
Chase Bank,  N.A.,  as trustee  (the  "Trustee").  The Seller  hereby  certifies,  represents  and warrants to, and covenants with, the Company and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) has  solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate  or any other  similar  security from any person in any manner,
(c) has otherwise approached or negotiated with respect to any Certificate,  any interest in any Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through  (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to any  Certificate.  The  Seller  has not and  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing
Agreement.

                                         Very truly yours,

                                         (Seller)

                                         By:
                                         Name:
                                         Title:

                                                     EXHIBIT L

                                    TEXT OF AMENDMENT TO POOLING AND SERVICING
                                   AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                                 LIMITED GUARANTY

                                                   ARTICLE XIII

                              Subordinate Certificate Loss Coverage; Limited Guaranty

                  Section 13.01.   Subordinate  Certificate  Loss  Coverage;   Limited  Guaranty.   (a) Subject  to
subsection (c) below,  prior to the later of the third Business Day prior to each  Distribution Date or the related
Determination  Date, the Master  Servicer shall  determine  whether it or any  Subservicer  will be entitled to any reimbursement  pursuant  to  Section 4.02(a) on  such  Distribution  Date  for  Advances  or  Subservicer  Advances
previously made,  (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies which were  subsequently  determined to be Excess  Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy
Losses or Extraordinary  Losses) and, if so, the Master Servicer shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or Subservicer  Advances reimbursed  pursuant to Section 4.02(a),  to the extent such Advances or  Subservicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage Loan, and shall distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b)      Subject to  subsection (c) below,  prior to the later of the third Business Day prior to each  Distribution  Date or the  related  Determination  Date,  the Master  Servicer  shall  determine  whether any
Realized  Losses (other than Excess  Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud Losses and
Extraordinary  Losses)  will be  allocated  to the Class SB  Certificates  on such  Distribution  Date  pursuant to
Section 4.05,  and, if so, the Master Servicer shall demand payment from Residential  Funding of the amount of such
Realized  Loss and shall  distribute  the same to the  Class SB  Certificateholders  in the same  manner as if such amount were to be distributed  pursuant to Section 4.02(a);  provided,  however,  that the amount of such demand in respect  of any  Distribution  Date  shall in no event be  greater  than the sum of  (i) the  additional  amount of
Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such Distribution
Date had such  Realized  Loss or Losses not occurred  plus  (ii) the  amount of the  reduction  in the  Certificate
Principal  Balances of the Class SB  Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders for purposes of  Section 4.05.  Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated to the Class SB Certificates  will not be covered by the  Subordinate  Certificate
Loss Obligation.

                  (c)      Demands for payments  pursuant to this  Section shall  be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written  notice  thereof to the  Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay pursuant to this Section on any  Distribution  Date (the "Amount  Available")  shall be equal to the lesser of (X)
                minus the sum of (i) all previous payments made under  subsections (a) and  (b) hereof and (ii) all draws under the Limited  Guaranty made in lieu of such payments as described  below in  subsection (d) and  (Y) the then  outstanding  Certificate  Principal  Balances of the Class SB  Certificates,  or such lower  amount as may be established  pursuant  to  Section 13.02.  Residential  Funding's  obligations  as  described  in this  Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d)      The Trustee will promptly  notify General Motors  Acceptance  Corporation of any failure of Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited  guaranty
(the "Limited Guaranty"),  executed by General Motors Acceptance  Corporation,  of Residential Funding's obligation to make  payments  pursuant to this  Section,  in an amount  equal to the lesser of (i) the  Amount  Available  and
(ii) such  required payments,  by delivering to General Motors Acceptance  Corporation a written demand for payment by wire transfer,  not later than the second  Business Day prior to the  Distribution  Date for such month,  with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant to this  Section or  amounts paid under the Limited  Guaranty  shall be  deposited  directly in the  Certificate  Account,  for  distribution  on the
Distribution Date for such month to the Class SB Certificateholders.

                  (f)      The Company shall have the option,  in its sole discretion,  to substitute for either or both of the Limited  Guaranty or the Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate  guaranty,  an irrevocable  letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the  Company  obtains  (subject to the  provisions of  Section 10.01(f) as  if the
Company was  substituted  for the Master  Servicer solely for the purposes of such provision) an Opinion of Counsel
(which need not be an opinion of  Independent  counsel)  to the effect that  obtaining  such  substitute  corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on "prohibited  transactions"  under  Section 860(F)(a)(1) of  the Code or on "contributions  after the startup  date" under  Section 860(G)(d)(1) of  the Code or (b) the  Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding,  and (ii) no such  substitution  shall be made unless (A) the  substitute
Limited  Guaranty  or  Subordinate  Certificate  Loss  Obligation  is for an initial  amount not less than the then current  Amount  Available and contains  provisions  that are in all material  respects  equivalent to the original
Limited  Guaranty  or  Subordinate   Certificate   Loss  Obligation   (including  that  no  portion  of  the  fees,
reimbursements or other  obligations under any such instrument will be borne by the Trust Fund),  (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if
not supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations  of General  Motors  Acceptance  Corporation  as of the date of issuance of the  Limited  Guaranty  and
(b) the  rating of the long term debt  obligations  of General  Motors  Acceptance  Corporation at the date of such substitution  and (C) the Company  obtains  written  confirmation  from each  nationally  recognized  credit rating agency that rated the Class SB  Certificates at the request of the Company that such  substitution  shall not lower the rating on the Class SB Certificates  below the lesser of (a) the  then-current  rating assigned to the Class SB
Certificates  by such rating  agency and (b) the  original  rating  assigned to the Class SB  Certificates  by such rating agency.  Any replacement of the Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  pursuant to this  Section shall  be  accompanied  by a written  Opinion of  Counsel to the  substitute  guarantor  or  obligor, addressed to the Master Servicer and the Trustee,  that such substitute  instrument  constitutes a legal, valid and binding  obligation  of the  substitute  guarantor  or  obligor,  enforceable  in  accordance  with its terms,  and concerning  such other  matters as the Master  Servicer  and the  Trustee  shall  reasonably  request.  Neither the
Company,  the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited  Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 13.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or
13.01:  (i) the  provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited Guaranty or Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement  which is related or incidental to the matters  described in this Article XIII may be amended in any manner;  in each case by written  instrument  executed or consented to by the Company and  Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests  of, the Master  Servicer or the Trustee,  as  applicable;  provided that the Company shall also obtain a letter from each  nationally  recognized  credit rating agency that rated the Class SB  Certificates at the request of the Company to the effect that such amendment,  reduction,  deletion or  cancellation  will not lower the rating on the  Class  SB  Certificates  below  the  lesser  of  (a) the  then-current  rating  assigned  to the  Class  SB
Certificates  by such rating  agency and (b) the  original  rating  assigned to the Class SB  Certificates  by such rating agency,  unless (A) the Holder of 100% of the Class SB Certificates  is Residential  Funding or an Affiliate
of Residential  Funding,  or (B) such  amendment,  reduction,  deletion or  cancellation is made in accordance with
Section 11.01(e)  and, provided further that the Company obtains (subject to the provisions of  Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such  provision),  in the case of a material  amendment or supersession  (but not a reduction,  cancellation  or deletion of the Limited  Guaranty or the Subordinate  Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such  amendment or  supersession  will not cause either  (a) any  federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited  transactions"
under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of the
Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  A copy of any such  instrument  shall be  provided  to the Trustee  and the Master  Servicer  together  with an Opinion of
Counsel that such amendment complies with this Section 13.02.

                                                     EXHIBIT M

                                             FORM OF LIMITED GUARANTY

                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                  Mortgage Asset-Backed Pass-Through Certificates
                                                  Series 2006-RS2

                                                                  ___________, 200__

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention:  Residential Funding Corporation Series 2006-RS2

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Corporation,  a Delaware corporation  ("Residential  Funding"),  an indirect wholly-owned subsidiary of General Motors Acceptance Corporation,  a New York corporation ("GMAC"),  plans to incur certain  obligations as described under  Section 13.01 of the Pooling and Servicing  Agreement dated as of
February 1, 2006 (the "Servicing  Agreement"),  among  Residential Asset Mortgage  Products,  Inc. (the "Company"),
Residential  Funding and JPMorgan Chase Bank, N.A. (the  "Trustee") as amended by Amendment No. ___ thereto,  dated as of  ________,  with  respect to the  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-RS2  (the
"Certificates"); and

                  WHEREAS,  pursuant to Section 13.01  of the Servicing  Agreement,  Residential  Funding agrees to make payments to the Holders of the Class SB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

                  1.       Provision  of Funds.  (a) GMAC  agrees to  contribute  and  deposit  in the  Certificate
Account on behalf of  Residential  Funding (or otherwise  provide to  Residential  Funding,  or to cause to be made available  to  Residential  Funding),  either  directly or through a  subsidiary,  in any case prior to the related
Distribution  Date, such moneys as may be required by Residential  Funding to perform its  Subordinate  Certificate
Loss  Obligation  when and as the same arises from time to time upon the demand of the Trustee in  accordance  with
Section 13.01 of the Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and unconditional  and shall not be affected by the  transfer by GMAC or any other  person of all or any part of its or their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting
Residential  Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have  against  Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding the foregoing,  GMAC's obligations under  clause (a) shall  terminate upon the earlier of (x) substitution for this
Limited Guaranty  pursuant to  Section 13.01(f) of  the Servicing  Agreement,  or (y) the  termination of the Trust
Fund pursuant to the Servicing Agreement.

                  2.       Waiver.  GMAC  hereby  waives any failure or delay on the part of  Residential  Funding, the  Trustee  or any other  person in  asserting  or  enforcing  any  rights or in  making  any  claims or  demands hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise of that or any other such right. GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without  limitation,  those of action or nonaction on the part of Residential Funding or the Trustee.

                  3.       Modification,  Amendment  and  Termination.  This  Limited  Guaranty  may  be  modified, amended  or  terminated  only by the  written  agreement  of GMAC and the  Trustee  and only if such  modification, amendment or termination is permitted  under  Section 13.02  of the Servicing  Agreement.  The  obligations of GMAC under  this  Limited  Guaranty  shall  continue  and  remain in effect so long as the  Servicing  Agreement  is not modified or amended in any way that might affect the  obligations of GMAC under this Limited  Guaranty  without the prior written consent of GMAC.

                  4.       Successor.  Except as otherwise  expressly  provided  herein,  the guarantee  herein set forth shall be binding upon GMAC and its respective successors.

                  5.       Governing  Law.  This  Limited  Guaranty  shall be  governed by the laws of the State of
New York,  without regard to the conflicts of law principles thereof,  other than Sections 5-1401 and 5-1402 of the
New York General Obligations Law.

                  6.       Authorization  and  Reliance.  GMAC  understands  that a copy of this  Limited  Guaranty shall be delivered to the Trustee in connection  with the  execution of Amendment No. 1 to the Servicing  Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

                  7.       Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

                  8.       Counterparts.  This  Limited  Guaranty  may be executed  in any number of  counterparts, each of which  shall be  deemed to be an  original  and such  counterparts  shall  constitute  but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and  delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                     GENERAL MOTORS ACCEPTANCE
                                                     CORPORATION

                                                     By:
                                                     Name:
                                                     Title:

Acknowledged by:

JPMORGAN CHASE BANK, N.A.,
  as Trustee

By:
Name:
Title:

RESIDENTIAL ASSET MORTGAGE
    PRODUCTS, INC.

By:
Name:
Title:

                                                     EXHIBIT N

                           FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                              __________________, 20____

Residential Asset Mortgage
   Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Attention:  Residential Funding Corporation Series 2006-RS2

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 2006-RS2
                           Assignment of Mortgage Loan

Ladies and Gentlemen:

                  This letter is delivered to you in  connection  with the  assignment  by  _________________  (the
"Trustee")  to  _______________________  (the  "Lender")  of  _______________  (the  "Mortgage  Loan")  pursuant to
Section 3.13(d) of  the Pooling and  Servicing  Agreement  (the  "Pooling and  Servicing  Agreement"),  dated as of
February 1, 2006 among Residential Asset Mortgage Products,  Inc., as seller (the "Company"),  Residential  Funding
Corporation,  as master servicer,  and the Trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Lender hereby  certifies,  represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

         (i)      the  Mortgage  Loan is secured  by  Mortgaged  Property  located  in a  jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid  mortgage  recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         (ii)     the substance of the  assignment  is, and is intended to be, a refinancing  of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

         (iii)    the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at  least  0.25  percent  below  or above  the  rate of  interest  on such  Mortgage  Loan  prior to such  proposed assignment; and

         (iv)     such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,

                                                     (Lender)

                                                     By:
                                                     Name:
                                                     Title:

                                                     EXHIBIT O

                                    FORM OF RULE 144A INVESTMENT REPRESENTATION

                              Description of Rule 144A Securities, including numbers:
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________

                  The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

                  1. In  connection  with such  transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the  Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the Rule 144A
Securities  or any other  similar  security  from,  or  otherwise  approached  or  negotiated  with  respect to the
Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security with, any person in any manner, or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a distribution of the Rule 144A  Securities under the Securities Act of 1933, as amended  (the "1933 Act"),  or that would  render the  disposition  of the  Rule 144A  Securities a violation of
Section 5  of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller  has not  offered  the
Rule 144A  Securities to any person other than the Buyer or another "qualified  institutional  buyer" as defined in
Rule 144A under the 1933 Act.

                  2. The Buyer  warrants and represents  to, and covenants  with,  the Seller,  the Trustee and the
Master  Servicer (as defined in the Pooling and  Servicing  Agreement  (the  "Agreement"),  dated as of February 1,
2006 among Residential Funding  Corporation as Master Servicer (the "Master Servicer"),  Residential Asset Mortgage
Products,  Inc. as depositor  pursuant to Section 5.02  of the Agreement and JPMorgan Chase Bank,  N.A., as trustee
(the "Trustee"), as follows:

                           a. The Buyer  understands  that the Rule 144A  Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The  Buyer  considers  itself a  substantial,  sophisticated  institutional  investor having such  knowledge and  experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c.  The  Buyer  has  been  furnished  with  all  information   regarding  the  Rule 144A
         Securities that it has requested from the Seller, the Trustee or the Master Servicer.

                           d.  Neither  the Buyer  nor  anyone  acting  on its  behalf  has  offered,  transferred, pledged,  sold  or  otherwise  disposed  of the  Rule 144A  Securities,  any  interest  in  the  Rule 144A
         Securities  or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated  with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner, or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a  distribution  of the Rule 144A  Securities  under the 1933 Act or that would render the  disposition  of the  Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it  authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e.  The  Buyer  is a  "qualified  institutional  buyer"  as  that  term  is  defined  in
         Rule 144A  under  the 1933 Act and has  completed  either  of the forms of  certification  to that  effect attached  hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being  made in  reliance on  Rule 144A.  The Buyer is acquiring  the  Rule 144A  Securities  for its own account or the accounts of other qualified  institutional buyers,  understands that such Rule 144A Securities may be resold,  pledged or  transferred  only  (i) to a person  reasonably  believed to be a  qualified  institutional  buyer that purchases  for its own  account or for the account of a  qualified  institutional  buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on  Rule 144A,  or  (ii) pursuant  to another exemption from registration under the 1933 Act.

                  3.       The Buyer

                           (a)      is not an  employee  benefit  plan or  other  plan  subject  to the  prohibited transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or
         Section 4975  of the Internal  Revenue Code of 1986,  as amended (the  "Code")  (each,  a "Plan"),  or any
         Person  (including,   without  limitation,  an  insurance  company  investing  its  general  accounts,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan assets,"  within the meaning of the  U.S. Department  of Labor regulation  promulgated at 29 C.F.R.ss. 2510.3-101,  of any Plan
         (each, a "Plan Investor"), to effect such acquisition; or

                           (b.)     has  provided  the  Trustee,  the  Depositor  and the Master  Servicer  with an opinion of counsel  acceptable to and in form and  substance  satisfactory  to the Trustee,  the Depositor and the  Master  Servicer  to the  effect  that the  purchase  and  holding  of Class SB  Certificates  is permissible under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under  Section  406 of ERISA or  Section  4975 of the Code (or  comparable  provisions  of any  subsequent enactments)  and will not subject the Trustee,  the Depositor or the Master  Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Pooling  and  Servicing  Agreement,  which  opinion of counsel  shall not be an expense of the Trustee, the Depositor or the Master Servicer.

                  4. This  document  may be  executed  in one or more  counterparts  and by the  different  parties hereto on  separate  counterparts,  each of which,  when so  executed,  shall be  deemed  to be an  original;  such counterparts, together, shall constitute one and the same document.

                  IN WITNESS  WHEREOF,  each of the parties  has  executed  this  document as of the date set forth below.

Print Name of Seller                                         Print Name of Buyer

By:                                                          By:
         Name:                                                        Name:
         Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No.                                                          No.

Date:                                                        Date:

                                               ANNEX 1 TO EXHIBIT O

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection with the Rule 144A  Investment  Representation to which this Certification is attached:

         1.       As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice
President or other executive officer of the Buyer.

         2.       In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as
that    term    is    defined    in    Rule 144A    under    the    Securities    Act   of    1933    ("Rule 144A")
because (i) the Buyer owned and/or invested on a discretionary basis $_____________________ in  securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance  with  Rule 144A) and  (ii) the Buyer satisfies the criteria in the category marked below.

     ___     Corporation,  etc. The Buyer is a  corporation  (other than a bank,  savings and loan  association  or
             similar   institution),   Massachusetts  or  similar  business  trust,   partnership,   or  charitable
             organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___     Bank.  The  Buyer  (a) is a  national  bank or  banking  institution  organized  under the laws of any
             State,  territory  or the District of Columbia,  the  business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign bank or equivalent  institution,  and (b) has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___     Savings and Loan.  The Buyer (a) is a savings and loan  association,  building  and loan  association, cooperative bank, homestead  association or similar  institution,  which is supervised and examined by a State or Federal  authority having  supervision  over any such  institutions or is a foreign savings and  loan  association  or  equivalent  institution  and  (b) has  an  audited  net  worth of at least
             $25,000,000 as demonstrated in its latest annual financial statements.

     ___     Broker-Dealer.  The Buyer is a dealer  registered  pursuant to Section 15 of the  Securities  Exchange
             Act of 1934.

     ___     Insurance  Company.  The  Buyer  is an  insurance  company  whose  primary  and  predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten  by insurance  companies and which is subject to supervision by the insurance  commissioner or a similar  official or agency of a State or territory or the District of Columbia.

     ___     State or Local  Plan.  The  Buyer is a plan  established  and  maintained  by a State,  its  political subdivisions,  or any agency or  instrumentality of the State or its political  subdivisions,  for the benefit of its employees.

     ___     ERISA Plan.  The Buyer is an  employee  benefit  plan  within the  meaning of Title I of the  Employee
             Retirement Income Security Act of 1974.

     ___     Investment  Adviser.  The Buyer is an investment  adviser  registered  under the  Investment  Advisers
             Act of 1940.

     ___     SBIC.  The  Buyer  is a  Small  Business  Investment  Company  licensed  by  the  U.S. Small  Business
             Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___     Business   Development   Company.   The  Buyer  is  a  business  development  company  as  defined  in
             Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___     Trust  Fund.  The  Buyer  is a  trust  fund  whose  trustee  is a bank  or  trust  company  and  whose participants  are  exclusively  (a) plans  established  and  maintained  by  a  State,  its  political subdivisions,  or any agency or  instrumentality of the State or its political  subdivisions,  for the benefit  of its  employees,  or  (b) employee  benefit  plans  within  the  meaning  of Title I of the
             Employee  Retirement  Income  Security  Act  of  1974,  but is  not a  trust  fund  that  includes  as participants individual retirement accounts or H.R. 10 plans.

         3.       The term  "securities"  as used  herein  does not  include  (i) securities  of  issuers  that are affiliated with the Buyer,  (ii) securities  that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a  dealer,  (iii) bank  deposit  notes  and  certificates  of  deposit,  (iv) loan  participations,
(v) repurchase  agreements,  (vi) securities  owned but  subject  to a  repurchase  agreement  and  (vii) currency, interest rate and commodity swaps.

         4.       For purposes of  determining  the  aggregate  amount of  securities  owned  and/or  invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further,  in determining  such aggregate  amount,  the
Buyer  may have  included  securities  owned by  subsidiaries  of the  Buyer,  but  only if such  subsidiaries  are consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted accounting principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other parties related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___         ___ Will the Buyer be purchasing the Rule 144A
  Yes         No           Securities only for the Buyer's own account?

         6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account) in reliance  on  Rule 144A,  the Buyer  will only  purchase  for the  account  of a third  party that at the time is a
"qualified  institutional  buyer"  within the meaning of  Rule 144A.  In addition,  the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken other  appropriate  steps  contemplated  by Rule 144A  to conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given, the Buyer's purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:
                                                     Name:
                                                     Title:

                                            Date:

                                               ANNEX 2 TO EXHIBIT O

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

                  The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule 144A  Investment
Representation to which this Certification is attached:

                  1.       As indicated  below,  the  undersigned  is the  President,  Chief  Financial  Officer or
Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in  Rule 144A  under the  Securities  Act of 1933  ("Rule 144A")  because  Buyer is part of a Family of  Investment
Companies (as defined below), is such an officer of the Adviser.

                  2.       In connection with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer"
as defined in SEC  Rule 144A  because  (i) the  Buyer is an  investment  company  registered  under the  Investment
Company Act of 1940, and (ii) as  marked below,  the Buyer alone,  or the Buyer's  Family of Investment  Companies, owned at least $100,000,000 in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____              The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

____              The  Buyer  is  part  of  a  Family  of  Investment   Companies  which  owned  in  the  aggregate
                  $______________  in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount being  calculated  in  accordance  with
                  Rule 144A).

                  3.       The term "Family of Investment  Companies"  as used herein means two or more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated  (by virtue of being majority owned  subsidiaries  of the same parent or because one investment  adviser is a majority owned subsidiary of the other).

                  4.       The term  "securities"  as used herein does not include  (i) securities  of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank  deposit notes and  certificates of deposit,  (iii) loan  participations,  (iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5.       The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in  reliance  on  Rule 144A.  In  addition,  the Buyer will only  purchase  for the
Buyer's own account.

                  6.       The undersigned  will notify each of the parties to which this  certification is made of any changes in the  information  and  conclusions  herein.  Until such  notice,  the Buyer's  purchase of Rule 144A
Securities  will  constitute  a  reaffirmation  of this  certification  by the  undersigned  as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:
                                                     Name:
                                                     Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:

                                                     EXHIBIT P

                                                    [RESERVED]

                                                     EXHIBIT Q

                                        FORM OF ERISA REPRESENTATION LETTER

                                                     ______________, 2006

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
Structured Finance/MBS
600 Travis
9th Floor
Houston, Texas 77002

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2006-RS2

         Re:      Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-RS2, Class [A-__], Class M-[_]

Ladies and Gentlemen:
                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the  "Seller")  $_____________  Initial  Certificate  Principal  Balance of  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series 2006-RS2,  Class __ (the "Certificates"),  issued pursuant to the
Pooling and  Servicing  Agreement  (the  "Pooling  and  Servicing  Agreement"),  dated as of February 1, 2006 among
Residential  Asset Mortgage  Products,  Inc., as seller (the  "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and JPMorgan Chase Bank,  N.A., as trustee (the  "Trustee").  All terms used herein and not otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.
The Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Depositor,  the Trustee and the Master Servicer that:

                  (a)      The  Purchaser is not an employee  benefit plan or other plan subject to the  prohibited transaction  provisions  of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended  ("ERISA"),  or
Section 4975  of the  Internal  Revenue  Code of 1986,  as amended (the  "Code")  (each,  a "Plan"),  or any Person
(including,  without  limitation,  an insurance company investing its general accounts,  an investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the meaning of the  U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101,  of any Plan (each, a "Plan Investor"),  to effect such acquisition; or

                  (b)      The  Purchaser  is an  insurance  company,  the source of funds used to purchase or hold the  Certificates  (or any  interest  therein)  is an  "insurance  company  general  account"  (as  defined in U.S.
Department of Labor Prohibited  Transaction  Class Exemption  ("PTCE") 95-60, and (iii) the conditions set forth in
Sections I and III of PTCE 95-60 have been satisfied.

                  In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Trustee,  the Depositor and the Master  Servicer that the Purchaser will not transfer the  Certificates  to any transferee unless either such transferee meets the requirements set forth in either (a) or (b) above.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:
                                                              Name:
                                                              Title:

                                                    EXHIBIT R-1

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

         I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the Exchange Act periodic  reports)  created  pursuant to the Pooling and Servicing  Agreement dated  ____________  (the  "Agreement")  among  Residential  Asset Mortgage
Products, Inc., Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

         (1)      Based on my  knowledge,  Exchange  Act  periodic  reports,  taken as a whole,  do not contain any untrue  statement of a material fact or omit to state a material  fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made,  not  misleading  with  respect to the period covered by this report;

         (2)      Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

         (3)      I am responsible  for reviewing the activities  performed by the Master  Servicer and based on my knowledge and the  compliance  review  conducted in preparing the servicer  compliance  statement  required in this report under Item 1123 of  Regulation AB and except as disclosed in the Exchange Act periodic  reports,  the Master
Servicer has fulfilled its obligations under the Agreement; and

         (4)      All of the  reports  on  assessment  of  compliance  with  servicing  criteria  for  asset-backed securities  and their  related  attestation  reports on  assessment  of  compliance  with  servicing  criteria  for asset-backed  securities  required to be included in this report in accordance  with Item 1122 of Regulation AB and
Exchange  Act Rules  13a-18 and  15d-18  have been  included  as an exhibit  to this  report,  except as  otherwise disclosed in this report.  Any material  instances of  noncompliance  described in such reports have been disclosed in this report on Form 10-K.

In giving the  certifications  above, I have reasonably  relied on the information  provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                    EXHIBIT R-2

                              FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The undersigned, a Responsible Officer of JPMorgan Chase Bank, N.A. (the "Trustee") certifies that:

         1.       The  Trustee  has  performed  all of the  duties  specifically  required  to be  performed  by it pursuant to the provisions of the Pooling and Servicing  Agreement  dated as of February 1, 2006 (the  "Agreement")
by and among Residential Asset Mortgage Products,  Inc. (the  "Depositor"),  Residential  Funding  Corporation (the
"Master Servicer") and the Trustee in accordance with the standards set forth therein.

         2.       Based on my knowledge,  the list of  Certificateholders  as shown on the Certificate  Register as of the end of each calendar year that is provided by the Trustee  pursuant to  Section 4.03(f)(I) of  the Agreement is accurate as of the last day of the 20___ calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___.

                                                                       Name:
                                                                       Title:

                                                     EXHIBIT S

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
                                                       LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                     EXHIBIT T

                                                    [RESERVED]

                                                     EXHIBIT U

                                            YIELD MAINTENANCE AGREEMENT

                                                     EXHIBIT V

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                  The  assessment of compliance to be delivered by the Trustee  shall  address,  at a minimum,  the criteria identified below as "Applicable Servicing Criteria":

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                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
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     REFERENCE                                     CRITERIA
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                                       GENERAL SERVICING CONSIDERATIONS
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1122(d)(1)(i)        Policies and procedures  are  instituted to monitor any  performance or other  triggers  and  events of default  in  accordance  with the transaction agreements.
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1122(d)(1)(ii)       If  any  material  servicing  activities  are  outsourced  to  third parties,  policies  and  procedures  are  instituted  to monitor the
                     third  party's   performance  and  compliance  with  such  servicing
                     activities.
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1122(d)(1)(iii)      Any  requirements  in  the  transaction  agreements  to  maintain  a back-up servicer for the pool assets are maintained.
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1122(d)(1)(iv)       A fidelity bond and errors and omissions  policy is in effect on the
                     party   participating  in  the  servicing  function  throughout  the
                     reporting  period  in  the  amount  of  coverage   required  by  and
                     otherwise  in   accordance   with  the  terms  of  the   transaction
                     agreements.
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                                      CASH COLLECTION AND ADMINISTRATION
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1122(d)(2)(i)        Payments  on  pool  assets  are  deposited   into  the   appropriate   |X| (as to accounts
                     custodial  bank accounts and related bank clearing  accounts no more than two business days  following  receipt,  or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
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1122(d)(2)(ii)       Disbursements  made via wire  transfer on behalf of an obligor or to  |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
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1122(d)(2)(iii)      Advances of funds or guarantees  regarding  collections,  cash flows or  distributions,  and any  interest or other fees charged for such advances,  are made,  reviewed  and  approved  as  specified  in the transaction agreements.
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                     The  related  accounts  for the  transaction,  such as cash  reserve
                     accounts    or    accounts     established     as    a    form    of
                     overcollateralization,   are  separately   maintained   (e.g.,  with   |X| (as to accounts
                     respect  to  commingling  of cash) as set  forth in the  transaction    held by Trustee)
1122(d)(2)(iv)       agreements.
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1122(d)(2)(v)        Each  custodial   account  is  maintained  at  a  federally  insured
                     depository  institution as set forth in the transaction  agreements.
                     For  purposes  of  this  criterion,  "federally  insured  depository institution" with respect to a foreign  financial  institution means a foreign financial  institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
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1122(d)(2)(vi)       Unissued  checks  are  safeguarded  so  as to  prevent  unauthorized access.
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1122(d)(2)(vii)      Reconciliations   are   prepared   on  a   monthly   basis  for  all
                     asset-backed  securities related bank accounts,  including custodial accounts and related bank clearing accounts.  These  reconciliations are  (A) mathematically  accurate;  (B) prepared  within 30 calendar days after the bank  statement  cutoff date, or such other number of days  specified  in the  transaction  agreements;  (C) reviewed  and
                     approved  by  someone   other  than  the  person  who  prepared  the
                     reconciliation;  and (D) contain explanations for reconciling items.
                     These  reconciling  items are  resolved  within 90 calendar  days of
                     their  original  identification,   or  such  other  number  of  days
                     specified in the transaction agreements.
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                                      INVESTOR REMITTANCES AND REPORTING
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1122(d)(3)(i)        Reports  to  investors,   including  those  to  be  filed  with  the
                     Commission,  are  maintained  in  accordance  with  the  transaction agreements and  applicable  Commission  requirements.  Specifically, such reports  (A) are  prepared in accordance  with  timeframes  and other  terms set forth in the  transaction  agreements;  (B) provide information  calculated  in accordance  with the terms  specified in the  transaction  agreements;  (C) are filed with the  Commission as
                     required  by  its  rules  and   regulations;   and  (D) agree   with
                     investors'  or  the  trustee's   records  as  to  the  total  unpaid
                     principal  balance  and  number  of  pool  assets  serviced  by  the servicer.
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1122(d)(3)(ii)       Amounts due to investors  are  allocated  and remitted in accordance           |X|
                     with timeframes,  distribution priority and other terms set forth in the transaction agreements.
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                     Disbursements  made to an investor  are posted  within two  business
                     days to the  servicer's  investor  records,  or such other number of           |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
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                     Amounts  remitted to investors  per the investor  reports agree with
                     cancelled  checks,  or other  form of  payment,  or  custodial  bank           |X|
1122(d)(3)(iv)       statements.
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                                          POOL ASSET ADMINISTRATION
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1122(d)(4)(i)        Collateral  or security on pool assets is  maintained as required by the transaction agreements or related asset pool documents.
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                     Pool assets and related  documents  are  safeguarded  as required by
1122(d)(4)(ii)       the transaction agreements
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1122(d)(4)(iii)      Any  additions,  removals  or  substitutions  to the asset  pool are made,  reviewed and approved in  accordance  with any  conditions or requirements in the transaction agreements.
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1122(d)(4)(iv)       Payments on pool assets,  including any payoffs,  made in accordance with the related pool asset  documents are posted to the  servicer's obligor  records  maintained  no more than two  business  days after receipt,  or such other number of days specified in the  transaction agreements,  and  allocated  to  principal,  interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
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1122(d)(4)(v)        The  servicer's  records  regarding  the pool assets  agree with the servicer's  records with respect to an  obligor's  unpaid  principal balance.
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1122(d)(4)(vi)       Changes  with  respect to the terms or status of an  obligor's  pool asset (e.g.,  loan  modifications  or re-agings) are made,  reviewed
                     and  approved  by  authorized   personnel  in  accordance  with  the
                     transaction agreements and related pool asset documents.
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1122(d)(4)(vii)      Loss  mitigation  or  recovery  actions  (e.g.,  forbearance  plans, modifications  and deeds in lieu of  foreclosure,  foreclosures  and
                     repossessions,   as  applicable)   are   initiated,   conducted  and
                     concluded in accordance  with the  timeframes or other  requirements established by the transaction agreements.
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1122(d)(4)(viii)     Records  documenting  collection  efforts are maintained  during the
                     period  a  pool  asset  is  delinquent   in   accordance   with  the
                     transaction  agreements.  Such records are  maintained on at least a monthly  basis,  or such other period  specified in the  transaction agreements,  and  describe  the entity's  activities  in  monitoring delinquent pool assets including,  for example, phone calls, letters and payment  rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)       Adjustments  to  interest  rates or rates of return for pool  assets with  variable  rates are  computed  based on the related pool asset documents.
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1122(d)(4)(x)        Regarding  any funds  held in trust for an  obligor  (such as escrow accounts):  (A) such  funds are  analyzed,  in  accordance  with the obligor's  pool asset  documents,  on at least an annual  basis,  or
                     such  other  period   specified  in  the   transaction   agreements;
                     (B) interest  on such funds is paid,  or  credited,  to  obligors in accordance  with applicable pool asset documents and state laws; and
                     (C) such  funds are returned to the obligor  within 30 calendar days of full  repayment of the related  pool asset,  or such other number of days specified in the transaction agreements.
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1122(d)(4)(xi)       Payments  made on behalf  of an  obligor  (such as tax or  insurance payments)  are made on or before the related  penalty or  expiration dates,  as  indicated on the  appropriate  bills or notices for such payments,  provided  that  such  support  has been  received  by the servicer at least 30  calendar  days prior to these  dates,  or such other number of days specified in the transaction agreements.
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1122(d)(4)(xii)      Any late  payment  penalties  in  connection  with any payment to be made on behalf of an obligor are paid from the servicer's  funds and not charged to the  obligor,  unless the late payment was due to the obligor's error or omission.
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                     Disbursements  made on behalf of an obligor  are  posted  within two business days to the obligor's  records  maintained by the servicer,
                     or  such  other  number  of  days   specified  in  the   transaction
1122(d)(4)(xiii)     agreements.
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1122(d)(4)(xiv)      Delinquencies,    charge-offs   and   uncollectible   accounts   are
                     recognized   and  recorded  in  accordance   with  the   transaction
                     agreements.
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                     Any  external  enhancement  or  other  support,  identified  in Item
                     1114(a)(1) through  (3) or Item 1115 of Regulation AB, is maintained           |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
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